UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02368
Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2015 – January 31, 2016
Item 1: Reports to Shareholders

Annual Report | January 31, 2016

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	12
Short-Term Treasury Fund.	17
Short-Term Federal Fund.	34
Intermediate-Term Treasury Fund.	51
GNMA Fund.	68
Long-Term Treasury Fund.	87
About Your Fund’s Expenses.	105
Glossary.	108

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.82%	0.70%	-0.04%	0.66%
Admiral™ Shares	0.92	0.80	-0.04	0.76
Barclays U.S. 1–5 Year Treasury Bond Index				1.04
Short-Term U.S. Treasury Funds Average				0.33
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Federal Fund
Investor Shares	0.96%	0.88%	0.05%	0.93%
Admiral Shares	1.05	0.98	0.05	1.03
Barclays U.S. 1–5 Year Government Bond Index				1.05
Short-Intermediate U.S. Government Funds
Average				0.30
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.42%	1.65%	-0.48%	1.17%
Admiral Shares	1.52	1.75	-0.48	1.27
Barclays U.S. 5–10 Year Treasury Bond Index				1.38
General U.S. Treasury Funds Average				-1.50
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard GNMA Fund
Investor Shares	2.34%	2.35%	-0.52%	1.83%
Admiral Shares	2.43	2.45	-0.52	1.93
Barclays U.S. GNMA Bond Index				2.10
GNMA Funds Average				1.16
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	2.50%	2.59%	-7.50%	-4.91%
Admiral Shares	2.59	2.69	-7.50	-4.81
Barclays U.S. Long Treasury Bond Index				-4.43
General U.S. Treasury Funds Average				-1.50
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance

January 31, 2015, Through January 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.75	$10.73	$0.074	$0.016
Admiral Shares	10.75	10.73	0.085	0.016
Vanguard Short-Term Federal Fund
Investor Shares	$10.82	$10.79	$0.095	$0.035
Admiral Shares	10.82	10.79	0.105	0.035
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.66	$11.51	$0.188	$0.093
Admiral Shares	11.66	11.51	0.199	0.093
Vanguard GNMA Fund
Investor Shares	$10.88	$10.77	$0.250	$0.054
Admiral Shares	10.88	10.77	0.261	0.054
Vanguard Long-Term Treasury Fund
Investor Shares	$14.19	$12.80	$0.351	$0.320
Admiral Shares	14.19	12.80	0.363	0.320

Chairman’s Letter

Dear Shareholder,

In mid-December, the Federal Reserve took the long-awaited step of raising its target for overnight interest rates, which had hovered near zero since the Great Recession. Because intermediate- and long-term rates zigzagged higher earlier in the year, Treasury yields across the maturity spectrum finished the fiscal year ended January 31, 2016, a little higher than they had started it.

Prices of longer-dated bonds tend to be more sensitive to rate movements than their shorter-dated counterparts. As a result, Vanguard Long-Term Treasury Fund was the worst performer among the funds in this report, returning –4.91% for the period. (All returns and yields cited in this letter are for the funds’ Investor Shares.) The other four funds remained in positive territory; their 12-month returns ranged from 0.66% for Vanguard Short-Term Treasury Fund to 1.83% for Vanguard GNMA Fund.

All five funds lagged their benchmarks by between 12 and 48 basis points. (A basis point is one-hundredth of a percentage point.) Four of the funds bested the average return of their peers, however. The Long-Term Treasury Fund was the exception, although its peer group is not made up exclusively of long-term funds.

The funds’ 30-day SEC yields ranged from 0.82% to 2.50% on January 31, putting them 12 to 37 basis points higher than they were a year earlier.

Bonds ended flat for the yeardespite a strong finish in January
Although bonds surged during the final month, the broad U.S. taxable bond market returned –0.16% for the fiscal year. The yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

Bonds languished earlier in the period, when stocks were on firmer ground and many thought that the interest rate hike would come sooner rather than later. Market turmoil in January, however, seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the U.S. dollar’s strength. Without this currency effect, returns were modestly positive.

Money market funds and savings accounts generated scant returns as the Fed kept its target for short-term interest rates at 0%–0.25% until December.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after recording a solid result for the first half of the period. Investors grew more concerned that China’s slowdown in economic growth would

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

CPI
Consumer Price Index	1.37%	0.95%	1.47%

spread globally. Oil and commodity prices continued to fall, a trend that hurts producers but favors consumers.

As I mentioned, the Fed ended months of uncertainty by raising its target for short-term interest rates to 0.25%–0.5%. Meanwhile, central banks in Europe and Asia increased their stimulus measures to combat weak growth and low inflation.

The U.S. dollar’s strength against many foreign currencies also weighed on international stocks, which returned about –11%. Although emerging markets suffered the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

The rise in bond yields dampened the returns
As the Fed wound down its third round of stimulative bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term interest rates. Prospects for growth and inflation improved in the first part of the year, bolstering the Fed’s case and pushing intermediate- and long-term rates higher. The picture grew more clouded as the year went on, however, amid a number of concerns including Greece, China, and commodity prices. The Fed nevertheless felt the U.S. economy was resilient enough to support a rise in short-term rates near the close of 2015.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.58%
Short-Term Federal Fund	0.20	0.10	0.94
Intermediate-Term Treasury Fund	0.20	0.10	0.46
GNMA Fund	0.21	0.11	0.91
Long-Term Treasury Fund	0.20	0.10	0.46

The fund expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

Higher interest rates should benefit buy-and-hold bond investors over the long term. But their rise over the 12-month period pushed prices down—especially for longer-dated bonds with their greater sensitivity to rate movements. The value of the Long-Term Fund’s holdings declined more than 7%. In contrast, the Intermediate-Term Fund and the GNMA Fund saw their holdings depreciate by roughly 0.5%, and returns for the two Short-Term Funds were virtually flat.

The Treasury and Federal Funds had durations shorter than those of their benchmarks in anticipation that rates

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
Short-Term Treasury Fund Investor Shares	2.68%
Barclays U.S. 1–5 Year Treasury Bond Index	3.15
Short-Term U.S. Treasury Funds Average	2.22
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Short-Term Federal Fund Investor Shares	3.09%
Barclays U.S. 1–5 Year Government Bond Index	3.16
Short-Intermediate U.S. Government Funds Average	2.72
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Treasury Fund Investor Shares	4.89%
Barclays U.S. 5–10 Year Treasury Bond Index	5.55
General U.S. Treasury Funds Average	5.32
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

GNMA Fund Investor Shares	4.71%
Barclays U.S. GNMA Bond Index	4.75
GNMA Funds Average	4.11
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Treasury Fund Investor Shares	7.11%
Barclays U.S. Long Treasury Bond Index	7.35
General U.S. Treasury Funds Average	5.32
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

would move higher. (Duration is a measure of sensitivity to interest rate changes.) That stance helped the funds’ returns, as did their allocation to government mortgage-backed securities, which generally offer some additional income over Treasury and agency debt.

The Short-Term Federal Fund’s overweight allocation to agency debt once again helped its relative performance.

The Treasury and Federal Funds lagged their benchmarks for the period, however, largely because of yield curve positioning. Although all Treasury yields ended the fiscal year higher, certain segments shifted unexpectedly, making it a challenge to invest in the right parts of the curve at the right time. For a more detailed discussion of this point, please see the Advisors’ Report that follows this letter.

The GNMA Fund’s return was a step behind that of its benchmark index but ahead of the average return of its peers. Holdings in collateralized mortgage obligations, which the benchmark does not include, along with good security selection were positives for the fund; its duration and yield curve positioning were detractors.

Although it’s important to keep an eye on how your investments are performing, it’s also good not to lose sight of why you hold them. Future bond returns may not be as strong as investors have become

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2015	2016
Short-Term Treasury	0.47%	0.82%
Short-Term Federal	0.59	0.96
Intermediate-Term Treasury	1.26	1.42
GNMA	2.22	2.34
Long-Term Treasury	2.13	2.50

accustomed to in recent decades. But we believe they will continue to fulfill an important role as a diversifier for equities and other more volatile assets you may have in your portfolio.

Low costs have helped keep returns competitive over the past decade
Minimizing costs is important no matter what you are investing in, because it puts more of the gross return in your pocket. It’s particularly important for bond and money market investing, as returns from these securities tend to be more modest than those the stock market can offer.

The Investor Shares of the five funds in this letter have expense ratios (operating costs as a percentage of net asset value) of between 0.20% and 0.21%, meaning they charge roughly one-third or one-quarter the average cost of their peers. (The ratios for the funds and their competitors are as of May 27, 2015, the most recent data available.)

Although the funds finished a step or two behind their benchmarks for the decade, low costs, along with the skill of their advisors, helped four of the five funds

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 10.

outpace the average annual return of their peers. The Intermediate-Term Treasury Fund was the exception.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015—and especially the start of 2016—were stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory.

(A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 9 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time. The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based. The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

Investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2016

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the 12 months ended January 31, 2016, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –4.91% for Investor Shares of the Long-Term Treasury Fund to 1.27% for Admiral Shares of the Intermediate-Term Treasury Fund. Although they lagged their benchmark indexes, all but the Long-Term Fund surpassed the average returns of their peers. (Note that the Long-Term Fund has an all-market peer group, a disadvantage this fiscal year when longer-term bonds underperformed.)

The investment environment
The Federal Reserve remained in the spotlight for most of the period as investors wondered when and by how much it might raise interest rates. Early in the year, an increase seemed imminent: GDP accelerated to 3.9% in the second quarter, the unemployment rate fell to a seven-year low, and wage growth improved.

During the summer, however, developments in China—further signs of weakness in manufacturing, unexpected currency movements, and sharp stock market losses—rattled global markets. Commodities slumped further as well, and U.S. GDP slowed to 2.0% in the third quarter. The Fed nevertheless felt the U.S. economy was resilient enough to

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2015	2016
2 years	0.52%	0.82%
3 years	0.83	1.03
5 years	1.27	1.40
10 years	1.75	1.98
30 years	2.32	2.79
Source: Vanguard.

withstand liftoff in December, and it raised short-term rates for the first time since the Great Recession.

In contrast, a number of other major central banks continued easing monetary conditions as they battled weak growth and deflationary pressures. The European Central Bank and the Bank of Japan stepped up their bond-buying programs and introduced negative interest rates on deposits.

As global monetary policies diverged, the U.S. dollar appreciated and U.S. bonds grew more attractive for foreign investors. Although U.S. Treasury yields fluctuated over the 12 months and unexpectedly fell in January on a flare-up of concerns about global growth, they ended the fiscal year higher. Short- and long-dated securities climbed more than intermediate-term bonds. The yield of the 2-year Treasury note, for example, rose 30 basis points to 0.82% and the 30-year Treasury bond jumped 47 basis points to 2.79%, while the 10-year Treasury note climbed 23 basis points to 1.98%. (A basis point is one-hundredth of a percentage point.)

Management of the funds
In this low-interest-rate environment, we tried to capture as much yield as possible. To that end, all four funds had an allocation to mortgage-backed securities (MBS) for the potentially higher returns they offered compared with Treasuries and agency debt. Security selection helped here; MBS can react differently to interest rate changes depending on the kind of mortgages underlying them, the coupons they offer, and when the mortgages originated. We nevertheless lightened our positions in MBS as their valuations grew less attractive.

In the Short-Term Federal Fund, we overweighted agencies for the additional yield they can offer over Treasuries.

Shorter-than-benchmark durations boosted the funds’ relative performance by helping to cushion them from rising interest rates.

But, partly because of their yield curve positioning, the funds lagged their benchmarks by margins comparable to their expense ratios. To add value, we generally try to overweight or underweight certain segments of the curve in anticipation of where yields are headed. That proved more difficult than usual last year as volatility was high and market developments at times drove different segments of the curve in different directions.

Investment outlook
Our outlook hasn’t changed much over the past six months. We continue to expect U.S. gross domestic product to grow at an annual rate of between 2% and 2.5% in 2016 and the unemployment rate to stay within a range of 4.5%–5%. And although the price of oil has fallen further, core inflation (which excludes the volatile components of food and energy) should trend toward the Fed’s target of 2% as wage growth begins to pick up.

Monetary policy normalization got under way with the Fed’s rate hike in December. But policymakers are likely to pursue a

“dovish tightening,” meaning that subsequent increases are likely to be slow and gradual. We wouldn’t be surprised if the Fed funds target rate is still below 1% at the end of 2016. Such a gradual rise would be consistent with an economy consolidating the slow but steady growth of recent years.

Rising interest rates put bond investors at risk of short-term declines in principal. However, the good news for long-term investors is that higher rates will enable the funds to reinvest the proceeds from maturing securities at higher yields.

Because the Fed telegraphed its first rate hike in a decade well in advance, the markets took the news in stride. Volatility could pick up again, however, as speculation builds about the timing and pace of future increases. And unfortunately, global growth is set to remain frustratingly fragile, with additional “growth scares” expected until we see a convincing stabilization in China and sustained economic expansion in Europe.

We are cognizant of these risks, however, and will continue to position the funds accordingly.

Gregory Davis, CFA, Principal
and Head of Fixed Income Group

Gemma Wright-Casparius, Principal
and Portfolio Manager

Brian Quigley, Portfolio Manager

Vanguard Fixed Income Group

February 17, 2016

For the GNMA Fund

Investor Shares of Vanguard GNMA

Fund returned 1.83% and Admiral Shares returned 1.93% for the 12 months ended January 31, 2016. The fund lagged its benchmark index but surpassed the average return of its peers.

Investment environment
Fixed income markets were volatile as investors grappled with growing divergences in economic growth and central bank policy. With an improving economic outlook in the United States, market participants agonized over the timing of the Federal Reserve’s first rate hike and potential market implications. Increased risk of a Greek exit from the euro zone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile, rebounding from record lows at the start of the year but falling again later in the period. An unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects.

Many major central banks eased monetary policy; some resorted to radical measures to counter falling inflation and stimulate growth. In the first half of the fiscal year, the European Central Bank launched an open-ended government bond-buying program. This prompted other central banks to act to stop their currencies from appreciating. China’s central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England on the sidelines while the Fed charted a course for policy normalization.

U.S. data highlighted some conflicting themes. The fragile global economy, a stronger dollar, and falling oil prices created challenges for the manufacturing sector. On the other hand, retail, service-based sectors, and domestically centered industries such as housing posted solid results. Low commodity prices suppressed headline inflation, but core consumer prices gradually started to move higher, giving the Fed confidence to raise rates in December. This marked an end to a seven-year period of near-zero interest rates. However, the Federal Open Market Committee (FOMC) insisted that the pace of future hikes would be gradual and dependent on the direction of economic data. The FOMC achieved a smooth liftoff, judging by the market’s relatively muted reaction to the announcement.

The agency mortgage-backed-securities market returned 1.97%, as measured by the Barclays MBS Fixed Rate Index, underperforming duration-equivalent Treasuries by 35 basis points (as measured by Wellington). Overall, the mortgage market held up well, considering the volatility and macro events that occurred during the year. Spreads widened in the first half of the period because of market volatility and a rally in U.S. Treasury rates. This continued through the summer as the Greek crisis unfolded. In the fall, balance sheet pressure on securities dealers caused dollar-roll-financing rates to rise, which weighed on the sector. Throughout the year’s volatility, MBS traded in a fairly narrow band, partly because of healthy demand from U.S. banks, international investors, and the continuation of Fed reinvestments.

GNMA MBS returned 2.10% as measured by the Barclays GNMA Index, underper-forming duration-equivalent Treasuries by 27 basis points (as measured by Wellington) and outperforming conventional mortgages.

Fund shortfalls
The fund lagged its benchmark index during the period, mostly because of duration and yield curve positioning. Although it has been profitable over this cycle as a whole, the portfolio’s curve-flattening bias detracted during the first part of the year as the curve significantly steepened. An out-of-benchmark allocation to Fannie Mae multifamily Delegated Underwriting and Servicing securities (DUS) also weighed slightly on relative results. DUS underperformed, primarily near the end of 2015, largely because bid/ask spreads widened as liquidity deteriorated. However, they actually did better than low-coupon GNMAs, which we think of as the best reference for DUS performance.

Fund successes
The fund had exposure to collateralized mortgage obligations (CMOs) funded from GNMAs (3.0% and 3.5% coupons). This positioning helped because lower-coupon GNMAs underperformed and CMOs beat GNMAs on a duration-equivalent basis. Security selection also helped, primarily through an overweight to higher-coupon GNMAs and specific exposures in current-coupon 30-year GNMAs.

15

Fund positioning
We expect relatively low volatility in MBS spreads over the short term. Since the Fed’s mid-December meeting, these spreads have narrowed back toward the tight end of their recent range. During the next few months, we expect to manage the basis within this range tactically by underweighting exposure toward the bottom (tight end) and adding as we approach the top (wide end).

The Fed has said it intends to continue reinvesting MBS principal payments until the normalization process is “well under way,” which is likely to extend at least well into 2016.

As the year progresses, we expect that Fed uncertainty, concerns over the tightening monetary policy, and higher rates will become sources of volatility that may pressure MBS spreads. These spreads will likely widen a bit once the Fed ceases reinvestment; this probably will be priced into the market well before the Fed announces the change. With spreads close to the tight end of the historical range, we are not convinced they can sustain these levels as the year progresses.

In agency pass-throughs, we are underweighted in the low- and middle-coupon segments. Low-coupon pass-through income can be replaced in other sectors with greater cash-flow stability, and middle-coupon GNMAs don’t appear to be fully pricing in their prepayment exposure should rates continue to fall. Apart from pass-throughs, we continue to seek assets with more stable duration profiles, such as Fannie Mae DUS bonds and CMOs. We are targeting a relatively neutral overall duration posture.

Michael F. Garrett
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

February 17, 2016

Short-Term Treasury Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.82%	0.92%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	135	151	9,720
Yield to Maturity
(before expenses)	0.9%	1.0%	2.3%
Average Coupon	1.3%	1.6%	3.2%
Average Duration	2.3 years	2.7 years	5.4 years
Average Effective
Maturity	2.4 years	2.8 years	7.7 years
Short-Term
Reserves	-0.7%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	1.0%
Treasury/Agency	99.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.96	0.66
Beta	0.72	0.26
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-1.1%
1 - 3 Years	80.3
3 - 5 Years	18.2
5 - 7 Years	1.0
7 - 10 Years	1.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.9%
Not Rated	0.1
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

17

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Treasury Fund Investor
	Shares	0.66%	0.91%	2.68%	$13,028
••••••••	Barclays U.S. 1–5 Year Treasury Bond
	Index	1.04	1.39	3.15	13,637
– – – –	Short-Term U.S. Treasury Funds Average	0.33	0.59	2.22	12,459
	Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	15,765
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	0.76%	1.01%	2.79%	$65,863
Barclays U.S. 1–5 Year Treasury Bond Index	1.04	1.39	3.15	68,184
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

18

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.30%	-0.48%	3.82%	3.83%
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.70	-0.04	0.66	1.04

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.45%	0.80%	1.70%	0.91%	2.61%
Admiral Shares	2/13/2001	0.55	0.90	1.82	0.91	2.73

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.6%)
U.S. Government Securities (95.1%)
United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	117,385	116,048
United States Treasury Note/Bond	0.500%	1/31/17	74,000	73,885
United States Treasury Note/Bond	0.875%	1/31/17	109,000	109,239
United States Treasury Note/Bond	3.125%	1/31/17	95,000	97,301
United States Treasury Note/Bond	0.625%	2/15/17	77,700	77,663
United States Treasury Note/Bond	4.625%	2/15/17	38,000	39,544
United States Treasury Note/Bond	0.500%	2/28/17	70,000	69,868
United States Treasury Note/Bond	0.875%	2/28/17	56,000	56,114
United States Treasury Note/Bond	3.000%	2/28/17	50,000	51,234
United States Treasury Note/Bond	0.750%	3/15/17	100,000	100,078
United States Treasury Note/Bond	0.500%	3/31/17	66,000	65,855
United States Treasury Note/Bond	1.000%	3/31/17	84,000	84,302
United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,264
United States Treasury Note/Bond	0.875%	4/15/17	80,000	80,187
United States Treasury Note/Bond	0.500%	4/30/17	55,000	54,871
United States Treasury Note/Bond	0.875%	4/30/17	95,000	95,208
United States Treasury Note/Bond	0.875%	5/15/17	95,000	95,208
United States Treasury Note/Bond	4.500%	5/15/17	28,000	29,356
United States Treasury Note/Bond	0.625%	5/31/17	159,800	159,600
United States Treasury Note/Bond	2.750%	5/31/17	53,000	54,416
United States Treasury Note/Bond	0.875%	6/15/17	76,000	76,166
United States Treasury Note/Bond	0.625%	6/30/17	77,000	76,891
United States Treasury Note/Bond	0.750%	6/30/17	106,000	106,033
United States Treasury Note/Bond	2.500%	6/30/17	55,000	56,358
United States Treasury Note/Bond	0.875%	7/15/17	149,000	149,302
United States Treasury Note/Bond	0.500%	7/31/17	106,000	105,619
United States Treasury Note/Bond	0.625%	7/31/17	66,500	66,386
United States Treasury Note/Bond	2.375%	7/31/17	61,000	62,468
United States Treasury Note/Bond	0.875%	8/15/17	121,000	121,227
United States Treasury Note/Bond	0.625%	8/31/17	188,000	187,588
United States Treasury Note/Bond	1.875%	8/31/17	126,500	128,694
United States Treasury Note/Bond	1.000%	9/15/17	82,000	82,294
United States Treasury Note/Bond	0.625%	9/30/17	74,000	73,815
United States Treasury Note/Bond	1.875%	9/30/17	71,000	72,276
United States Treasury Note/Bond	0.875%	10/15/17	59,000	59,092
United States Treasury Note/Bond	0.750%	10/31/17	77,000	76,952
United States Treasury Note/Bond	1.875%	10/31/17	115,850	118,004
United States Treasury Note/Bond	0.875%	11/15/17	85,000	85,133

20

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.250%	11/15/17	20,000	21,219
United States Treasury Note/Bond	0.625%	11/30/17	36,000	35,888
United States Treasury Note/Bond	2.250%	11/30/17	58,000	59,513
United States Treasury Note/Bond	1.000%	12/15/17	41,000	41,160
United States Treasury Note/Bond	1.000%	12/31/17	36,000	36,141
United States Treasury Note/Bond	2.750%	12/31/17	33,500	34,730
United States Treasury Note/Bond	0.875%	1/15/18	40,000	40,050
United States Treasury Note/Bond	0.875%	1/31/18	56,000	56,053
United States Treasury Note/Bond	2.625%	1/31/18	71,000	73,540
United States Treasury Note/Bond	1.000%	2/15/18	61,000	61,210
United States Treasury Note/Bond	3.500%	2/15/18	52,000	54,795
United States Treasury Note/Bond	0.750%	2/28/18	110,000	109,828
United States Treasury Note/Bond	2.750%	2/28/18	52,000	54,031
United States Treasury Note/Bond	1.000%	3/15/18	42,000	42,151
United States Treasury Note/Bond	0.750%	3/31/18	64,000	63,880
United States Treasury Note/Bond	2.875%	3/31/18	45,000	46,934
United States Treasury Note/Bond	0.750%	4/15/18	88,500	88,293
United States Treasury Note/Bond	0.625%	4/30/18	108,000	107,409
United States Treasury Note/Bond	1.000%	5/15/18	75,000	75,211
United States Treasury Note/Bond	1.000%	5/31/18	91,000	91,227
United States Treasury Note/Bond	1.125%	6/15/18	130,600	131,376
United States Treasury Note/Bond	1.375%	6/30/18	54,817	55,476
United States Treasury Note/Bond	2.375%	6/30/18	29,000	30,051
United States Treasury Note/Bond	0.875%	7/15/18	92,000	91,971
United States Treasury Note/Bond	1.375%	7/31/18	74,000	74,902
United States Treasury Note/Bond	1.000%	8/15/18	82,500	82,706
United States Treasury Note/Bond	1.500%	8/31/18	108,000	109,653
United States Treasury Note/Bond	1.000%	9/15/18	94,000	94,191
United States Treasury Note/Bond	1.375%	9/30/18	160,000	161,901
United States Treasury Note/Bond	0.875%	10/15/18	22,000	21,966
1 United States Treasury Note/Bond	1.250%	10/31/18	103,250	104,088
United States Treasury Note/Bond	1.750%	10/31/18	107,750	110,090
United States Treasury Note/Bond	1.250%	11/15/18	32,500	32,764
United States Treasury Note/Bond	1.250%	11/30/18	68,000	68,552
United States Treasury Note/Bond	1.375%	11/30/18	31,000	31,358
United States Treasury Note/Bond	1.250%	12/15/18	40,000	40,325
United States Treasury Note/Bond	1.375%	12/31/18	27,000	27,304
United States Treasury Note/Bond	1.500%	12/31/18	150,000	152,250
United States Treasury Note/Bond	1.250%	1/31/19	17,000	17,128
United States Treasury Note/Bond	1.500%	1/31/19	48,000	48,705
United States Treasury Note/Bond	2.750%	2/15/19	20,000	21,044
United States Treasury Note/Bond	1.375%	2/28/19	21,000	21,223
United States Treasury Note/Bond	1.500%	2/28/19	28,000	28,411
United States Treasury Note/Bond	1.500%	3/31/19	15,000	15,218
United States Treasury Note/Bond	1.625%	3/31/19	27,500	28,007
United States Treasury Note/Bond	1.250%	4/30/19	15,000	15,094
United States Treasury Note/Bond	1.625%	4/30/19	26,200	26,683
United States Treasury Note/Bond	3.125%	5/15/19	20,000	21,341
United States Treasury Note/Bond	1.125%	5/31/19	8,000	8,018
United States Treasury Note/Bond	1.500%	5/31/19	23,600	23,936
United States Treasury Note/Bond	1.000%	6/30/19	15,000	14,963
United States Treasury Note/Bond	1.625%	6/30/19	37,000	37,676
United States Treasury Note/Bond	0.875%	7/31/19	8,500	8,432
United States Treasury Note/Bond	1.625%	7/31/19	5,100	5,191
United States Treasury Note/Bond	1.000%	8/31/19	12,000	11,951
United States Treasury Note/Bond	1.625%	8/31/19	27,500	27,990

21

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.000%	9/30/19	17,000	16,920
	United States Treasury Note/Bond	1.750%	9/30/19	9,000	9,197
	United States Treasury Note/Bond	1.250%	10/31/19	14,000	14,053
	United States Treasury Note/Bond	1.000%	11/30/19	5,200	5,165
	United States Treasury Note/Bond	1.125%	12/31/19	12,000	11,968
	United States Treasury Note/Bond	1.625%	12/31/19	30,000	30,497
	United States Treasury Note/Bond	1.250%	1/31/20	30,000	30,047
	United States Treasury Note/Bond	1.375%	1/31/20	20,000	20,131
	United States Treasury Note/Bond	1.125%	3/31/20	13,000	12,951
	United States Treasury Note/Bond	1.375%	3/31/20	77,000	77,433
	United States Treasury Note/Bond	1.375%	4/30/20	93,350	93,846
	United States Treasury Note/Bond	3.500%	5/15/20	60,000	65,560
	United States Treasury Note/Bond	1.375%	5/31/20	30,000	30,141
	United States Treasury Note/Bond	1.625%	6/30/20	28,700	29,135
	United States Treasury Note/Bond	1.875%	6/30/20	14,000	14,363
	United States Treasury Note/Bond	1.625%	7/31/20	40,000	40,600
	United States Treasury Note/Bond	2.000%	7/31/20	26,700	27,514
	United States Treasury Note/Bond	2.625%	8/15/20	27,000	28,552
	United States Treasury Note/Bond	1.375%	8/31/20	28,000	28,118
	United States Treasury Note/Bond	2.125%	8/31/20	56,000	58,013
	United States Treasury Note/Bond	1.375%	10/31/20	700	702
	United States Treasury Note/Bond	2.625%	11/15/20	15,000	15,877
	United States Treasury Note/Bond	2.000%	11/30/20	17,000	17,513
	United States Treasury Note/Bond	1.750%	12/31/20	26,415	26,935
					6,923,968
Agency Bonds and Notes (4.5%)
2	Fannie Mae Interest Strip	0.000%	1/15/19	2,197	2,123
3	Financing Corp.	0.000%	5/11/18	72,000	70,320
3	Financing Corp.	0.000%	11/2/18	2,150	2,087
3	Financing Corp.	0.000%	12/27/18	22,575	21,855
3	Financing Corp.	0.000%	3/7/19	5,475	5,269
3	Financing Corp.	0.000%	9/26/19	11,110	10,549
	Private Export Funding Corp.	4.375%	3/15/19	11,700	12,770
	Private Export Funding Corp.	1.450%	8/15/19	23,575	23,548
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,961
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,773
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	94,070	89,256
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	19,100	17,789
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	45,020	41,743
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	16,000	14,754
					325,797
Conventional Mortgage-Backed Securities (1.0%)
2,[4],5 Fannie Mae Pool		3.500%	2/1/46	71,000	74,350
2,[4]	Fannie Mae Pool	7.000%	2/1/16–3/1/16	1	1
2,[4]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	147	167
					74,518
Total U.S. Government and Agency Obligations (Cost $7,290,503)					7,324,283

				Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
6	Vanguard Market Liquidity Fund (Cost $4,344)	0.441%		4,343,719	4,344
Total Investments (100.7%) (Cost $7,294,847)					7,328,627

22

Short-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00	2/19/16	119	(117)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.50	2/19/16	119	(84)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	3/24/16	51	(43)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/19/16	119	(6)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	2/19/16	119	(11)
Total Liability for Options Written (Premiums Received $213)			(261)

			Amount
			($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard			624
Receivables for Investment Securities Sold			290,594
Receivables for Accrued Income			28,761
Receivables for Capital Shares Issued			10,574
Other Assets			991
Total Other Assets			331,544
Liabilities
Payables for Investment Securities Purchased			(370,707)
Payables for Capital Shares Redeemed			(7,203)
Payables for Distributions			(818)
Payables to Vanguard			(3,016)
Other Liabilities			(1,777)
Total Liabilities			(383,521)
Net Assets (100%)			7,276,389

At January 31, 2016, net assets consisted of:
			Amount
			($000)
Paid-in Capital			7,248,112
Undistributed Net Investment Income			22
Accumulated Net Realized Losses			(4,603)
Unrealized Appreciation (Depreciation)
Investment Securities			33,780
Futures Contracts			(874)
Options on Futures Contracts			(48)
Net Assets			7,276,389

23

Short-Term Treasury Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 93,693,153 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,005,211
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 584,519,186 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,271,178
Net Asset Value Per Share—Admiral Shares	$10.73

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,419,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2016.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	62,810
Total Income	62,810
Expenses
The Vanguard Group—Note B
Investment Advisory Services	736
Management and Administrative—Investor Shares	1,529
Management and Administrative—Admiral Shares	4,474
Marketing and Distribution—Investor Shares	223
Marketing and Distribution—Admiral Shares	770
Custodian Fees	72
Auditing Fees	42
Shareholders’ Reports—Investor Shares	113
Shareholders’ Reports—Admiral Shares	80
Trustees’ Fees and Expenses	5
Total Expenses	8,044
Net Investment Income	54,766
Realized Net Gain (Loss)
Investment Securities Sold	12,191
Futures Contracts	(6,183)
Options on Futures Contracts	1,394
Realized Net Gain (Loss)	7,402
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(13,392)
Futures Contracts	1,552
Options on Futures Contracts	808
Change in Unrealized Appreciation (Depreciation)	(11,032)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,136
1 Interest income from an affiliated company of the fund was $110,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,766	40,290
Realized Net Gain (Loss)	7,402	6,339
Change in Unrealized Appreciation (Depreciation)	(11,032)	32,196
Net Increase (Decrease) in Net Assets Resulting from Operations	51,136	78,825
Distributions
Net Investment Income
Investor Shares	(6,900)	(5,632)
Admiral Shares	(47,866)	(34,658)
Realized Capital Gain[1]
Investor Shares	(1,466)	(1,321)
Admiral Shares	(9,214)	(6,943)
Total Distributions	(65,446)	(48,554)
Capital Share Transactions
Investor Shares	(36,476)	(111,518)
Admiral Shares	367,994	528,979
Net Increase (Decrease) from Capital Share Transactions	331,518	417,461
Total Increase (Decrease)	317,208	447,732
Net Assets
Beginning of Period	6,959,181	6,511,449
End of Period[2]	7,276,389	6,959,181
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $9,345,000 and $1,283,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $22,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.75	$10.71	$10.73	$10.81	$10.70
Investment Operations
Net Investment Income	. 074.055		.039	.044	.071
Net Realized and Unrealized Gain (Loss)
on Investments	(. 004)	. 053	(. 009)	(. 002)	.167
Total from Investment Operations	.070	.108	.030	.042	.238
Distributions
Dividends from Net Investment Income	(.074)	(. 055)	(. 039)	(. 044)	(.071)
Distributions from Realized Capital Gains	(. 016)	(. 013)	(. 011)	(. 078)	(.057)
Total Distributions	(.090)	(.068)	(. 050)	(.122)	(.128)
Net Asset Value, End of Period	$10.73	$10.75	$10.71	$10.73	$10.81

Total Return[1]	0.66%	1.01%	0.28%	0.39%	2.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,005	$1,044	$1,151	$1,448	$1,765
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.69%	0.52%	0.37%	0.41%	0.66%
Portfolio Turnover Rate[2]	211%	87%	80%	176%	302%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 35%, 22%, 0%, 63%, and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.75	$10.71	$10.73	$10.81	$10.70
Investment Operations
Net Investment Income	. 085.066		.050	.055	.082
Net Realized and Unrealized Gain (Loss)
on Investments	(. 004)	. 053	(. 009)	(. 002)	.167
Total from Investment Operations	.081	.119	.041	.053	.249
Distributions
Dividends from Net Investment Income	(.085)	(. 066)	(. 050)	(. 055)	(. 082)
Distributions from Realized Capital Gains	(. 016)	(. 013)	(. 011)	(. 078)	(.057)
Total Distributions	(.101)	(.079)	(. 061)	(.133)	(.139)
Net Asset Value, End of Period	$10.73	$10.75	$10.71	$10.73	$10.81

Total Return[1]	0.76%	1.11%	0.38%	0.49%	2.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,271	$5,915	$5,360	$4,879	$4,779
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.79%	0.62%	0.47%	0.51%	0.76%
Portfolio Turnover Rate [2]	211%	87%	80%	176%	302%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 35%, 22%, 0%, 63%, and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

29

Short-Term Treasury Fund

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 3% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2016, counterparties had deposited in segregated accounts securities with a value of $755,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

30

Short-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $624,000, representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

31

Short-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,324,283	—
Temporary Cash Investments	4,344	—	—
Liability for Options Written	(261)	—	—
Futures Contracts—Assets[1]	272	—	—
Futures Contracts—Liabilities[1]	(915)	—	—
Total	3,440	7,324,283	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2016	1,935	423,039	655
10-Year U.S. Treasury Note	March 2016	(1,693)	(219,376)	(1,404)
5-Year U.S. Treasury Note	March 2016	(137)	(16,532)	3
30-Year U.S. Treasury Note	March 2016	(50)	(8,051)	(103)
Ultra Long U.S. Treasury Bond	March 2016	45	7,478	(25)
				(874)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

32

Short-Term Treasury Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $582,000 from accumulated net realized losses to paid-in capital.

At January 31, 2016, the fund had available capital losses totaling $4,293,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $7,295,763,000. Net unrealized appreciation of investment securities for tax purposes was $32,864,000, consisting of unrealized gains of $35,574,000 on securities that had risen in value since their purchase and $2,710,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $15,294,850,000 of investment securities and sold $15,323,306,000 of investment securities, other than U.S. government securities and temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	1,860	697
Options Written	13,730	4,742
Options Expired	(4,603)	(1,552)
Options Closed	(10,460)	(3,674)
Options Exercised	—	—
Balance at January 31, 2016	527	213

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	270,929	25,290	246,674	23,046
Issued in Lieu of Cash Distributions	7,625	712	6,416	599
Redeemed	(315,030)	(29,413)	(364,608)	(34,066)
Net Increase (Decrease)—Investor Shares	(36,476)	(3,411)	(111,518)	(10,421)
Admiral Shares
Issued	1,633,121	152,471	1,900,156	177,556
Issued in Lieu of Cash Distributions	47,683	4,453	34,796	3,251
Redeemed	(1,312,810)	(122,569)	(1,405,973)	(131,339)
Net Increase (Decrease) —Admiral Shares	367,994	34,355	528,979	49,468

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

33

Short-Term Federal Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.96%	1.05%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	128	590	9,720
Yield to Maturity
(before expenses)	1.0%	1.0%	2.3%
Average Coupon	1.5%	1.6%	3.2%
Average Duration	2.2 years	2.7 years	5.4 years
Average Effective
Maturity	2.5 years	2.8 years	7.7 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	11.4%
Treasury/Agency	88.6
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.93	0.79
Beta	0.80	0.32
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	19.8%
1 - 3 Years	47.5
3 - 5 Years	27.2
5 - 7 Years	2.6
7 - 10 Years	2.9

Distribution by Credit Quality (% of portfolio)

U.S. Government	95.9%
Not Rated	4.1

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.
34

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Federal Fund Investor
	Shares	0.93%	1.27%	3.09%	$13,557
••••••••	Barclays U.S. 1–5 Year Government
	Bond Index	1.05	1.39	3.16	13,645
– – – –	Short-Intermediate U.S. Government	0.30	1.18	2.72	13,083
	Barclays Funds Average U.S. Aggregate Bond Index	-0.16	3.51	4.66	15,765
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	1.03%	1.37%	3.20%	$68,481
Barclays U.S. 1–5 Year Government Bond
Index	1.05	1.39	3.16	68,226
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

35

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016

				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.19%	0.10%	4.29%	4.04%
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.88	0.05	0.93	1.05

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	0.73%	1.14%	2.04%	0.99%	3.03%
Admiral Shares	2/12/2001	0.83	1.25	2.14	0.99	3.13

36

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (9.0%)
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	84,084	83,126
	United States Treasury Note/Bond	0.875%	1/31/17	8,200	8,218
1	United States Treasury Note/Bond	0.875%	7/15/17	69,000	69,140
	United States Treasury Note/Bond	0.625%	8/31/17	30,750	30,683
	United States Treasury Note/Bond	0.625%	9/30/17	22,500	22,444
	United States Treasury Note/Bond	1.000%	12/31/17	850	853
	United States Treasury Note/Bond	0.750%	1/31/18	8,250	8,245
	United States Treasury Note/Bond	1.000%	2/15/18	8,250	8,278
	United States Treasury Note/Bond	0.750%	4/15/18	15,100	15,065
	United States Treasury Note/Bond	1.000%	5/31/18	65,000	65,163
	United States Treasury Note/Bond	1.250%	12/15/18	840	847
	United States Treasury Note/Bond	3.125%	5/15/19	500	534
	United States Treasury Note/Bond	1.000%	9/30/19	2,700	2,687
	United States Treasury Note/Bond	1.125%	12/31/19	19,600	19,548
	United States Treasury Note/Bond	1.250%	1/31/20	6,350	6,360
	United States Treasury Note/Bond	1.375%	3/31/20	700	704
	United States Treasury Note/Bond	1.125%	4/30/20	36,900	36,721
	United States Treasury Note/Bond	1.625%	6/30/20	1,400	1,421
	United States Treasury Note/Bond	2.000%	11/30/20	11,400	11,744
	United States Treasury Note/Bond	1.750%	12/31/20	69,500	70,868
	United States Treasury Note/Bond	1.375%	1/31/21	2,380	2,385
					465,034
Agency Bonds and Notes (79.1%)
2	AID-Israel	5.500%	9/18/23	7,000	8,657
2	AID-Israel	5.500%	4/26/24	9,300	11,574
2	AID-Jordan	2.578%	6/30/22	33,500	34,758
2	AID-Tunisia	2.452%	7/24/21	3,260	3,356
2	AID-Ukraine	1.847%	5/29/20	33,000	33,429
3	Fannie Mae Interest Strip	0.000%	1/15/19	1,560	1,508
3	Fannie Mae Principal Strip	0.000%	2/1/19	18,382	17,582
4	Federal Farm Credit Banks	1.110%	2/20/18	14,000	14,059
4	Federal Home Loan Banks	2.000%	9/9/16	8,420	8,492
4	Federal Home Loan Banks	0.500%	9/28/16	99,000	98,942
4	Federal Home Loan Banks	0.625%	11/23/16	144,000	143,971
4	Federal Home Loan Banks	1.625%	12/9/16	15,500	15,629
4	Federal Home Loan Banks	4.750%	12/16/16	21,500	22,268
4	Federal Home Loan Banks	0.875%	3/10/17	8,500	8,516
4	Federal Home Loan Banks	0.625%	5/30/17	23,250	23,205

37

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Federal Home Loan Banks	0.750%	8/28/17	81,600	81,534
4	Federal Home Loan Banks	0.625%	10/26/17	29,500	29,400
4	Federal Home Loan Banks	1.375%	3/9/18	75,700	76,430
4	Federal Home Loan Banks	5.375%	5/15/19	46,000	52,272
4	Federal Home Loan Banks	1.750%	6/12/20	20,000	20,335
3	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	87,000	87,162
3	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	111,100	110,923
3	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	14,500	15,147
3	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	88,500	88,671
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	264,200	265,064
[3,5]	Federal Home Loan Mortgage Corp.	0.875%	6/16/17	40,000	40,051
3	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	26,200	26,184
3	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	117,850	118,176
3	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	60,000	64,544
3	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	41,200	41,313
3	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	154,650	154,288
[3,5]	Federal Home Loan Mortgage Corp.	1.250%	5/25/18	50,000	50,022
3	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	16,000	17,458
[3,5]	Federal Home Loan Mortgage Corp.	1.200%	10/29/18	75,000	74,930
3	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	51,750	52,763
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	122,250	122,254
3	Federal National Mortgage Assn.	1.375%	11/15/16	30,000	30,171
3	Federal National Mortgage Assn.	1.250%	1/30/17	61,500	61,859
3	Federal National Mortgage Assn.	5.000%	2/13/17	23,500	24,543
3	Federal National Mortgage Assn.	1.125%	4/27/17	53,250	53,514
3	Federal National Mortgage Assn.	5.000%	5/11/17	94,500	99,582
[3,5]	Federal National Mortgage Assn.	2.000%	5/16/17	80,000	80,362
3	Federal National Mortgage Assn.	5.375%	6/12/17	17,800	18,907
[3,5]	Federal National Mortgage Assn.	2.000%	9/26/17	100,000	100,843
3	Federal National Mortgage Assn.	1.000%	9/27/17	35,750	35,849
[3,5]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	27,016
[3,5]	Federal National Mortgage Assn.	2.000%	10/17/17	100,000	100,898
3	Federal National Mortgage Assn.	0.875%	10/26/17	26,400	26,424
3	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,559
[3,5]	Federal National Mortgage Assn.	1.050%	4/13/18	50,000	49,943
[3,5]	Federal National Mortgage Assn.	1.350%	8/13/18	70,000	69,995
[3,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	10,074
3	Federal National Mortgage Assn.	1.125%	10/19/18	92,800	93,137
3	Federal National Mortgage Assn.	1.125%	12/14/18	191,350	191,813
3	Federal National Mortgage Assn.	1.375%	1/28/19	88,750	89,548
3	Federal National Mortgage Assn.	1.750%	6/20/19	12,600	12,842
3	Federal National Mortgage Assn.	1.750%	9/12/19	19,750	20,120
3	Federal National Mortgage Assn.	0.000%	10/9/19	130,000	122,386
3	Federal National Mortgage Assn.	1.750%	11/26/19	35,500	36,148
3	Federal National Mortgage Assn.	1.625%	1/21/20	37,500	37,972
4	Financing Corp.	0.000%	10/6/17	42,394	41,772
4	Financing Corp.	0.000%	11/30/17	1,905	1,875
4	Financing Corp.	0.000%	11/30/17	29,145	28,681
4	Financing Corp.	0.000%	2/8/18	15,284	15,001
4	Financing Corp.	0.000%	5/11/18	78,000	76,180
4	Financing Corp.	0.000%	11/2/18	1,540	1,495
4	Financing Corp.	0.000%	12/6/18	32,496	31,506
4	Financing Corp.	0.000%	12/27/18	84,523	81,827
4	Financing Corp.	0.000%	3/7/19	3,910	3,763
4	Financing Corp.	0.000%	9/26/19	8,000	7,596
	Government Trust Certificate	0.000%	4/1/20	10,419	9,697

38

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Private Export Funding Corp.	5.450%	9/15/17	11,352	12,152
	Private Export Funding Corp.	2.250%	12/15/17	2,586	2,645
	Private Export Funding Corp.	4.375%	3/15/19	8,300	9,059
	Private Export Funding Corp.	1.450%	8/15/19	17,400	17,380
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,736
	Private Export Funding Corp.	2.300%	9/15/20	17,450	17,965
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,998
	Private Export Funding Corp.	2.800%	5/15/22	13,545	14,105
	Private Export Funding Corp.	3.550%	1/15/24	7,000	7,609
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,310
	Private Export Funding Corp.	3.250%	6/15/25	16,200	17,037
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	142,431	135,141
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	13,500	12,573
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	32,000	29,670
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	19,000	17,520
4	Tennessee Valley Authority	2.875%	9/15/24	5,000	5,151
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	15,000	11,533
					4,081,349
Conventional Mortgage-Backed Securities (11.4%)
[3,5]	Fannie Mae Pool	2.000%	10/1/27–7/1/28	10,078	10,098
[3,5]	Fannie Mae Pool	2.500%	8/1/28–2/1/31	40,854	41,930
[3,5,6] Fannie Mae Pool		3.000%	12/1/20–2/1/31	164,597	171,791
[3,5,6] Fannie Mae Pool		3.500%	8/1/20–2/1/46	110,502	116,574
[3,5]	Fannie Mae Pool	4.000%	6/1/18–12/1/28	25,146	26,566
[3,5]	Fannie Mae Pool	4.500%	1/1/18–10/1/25	11,047	11,442
[3,5]	Fannie Mae Pool	5.000%	12/1/16–6/1/25	8,607	8,905
[3,5]	Fannie Mae Pool	5.500%	3/1/16–1/1/25	4,190	4,343
[3,5]	Fannie Mae Pool	6.000%	4/1/17–5/1/24	344	355
[3,5]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	181	182
[3,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	9,930	9,947
[3,5,6] Freddie Mac Gold Pool		2.500%	6/1/22–2/1/31	62,351	63,804
[3,5,6] Freddie Mac Gold Pool		3.000%	4/1/27–2/1/31	58,370	60,977
[3,5]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	24,069	25,509
[3,5]	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/29	16,947	17,793
[3,5]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	9,942	10,386
[3,5]	Freddie Mac Gold Pool	5.000%	6/1/17–6/1/25	4,865	5,050
[3,5]	Freddie Mac Gold Pool	5.500%	6/1/16–2/1/19	99	103
[3,5]	Freddie Mac Gold Pool	6.000%	10/1/18	45	46
					585,801
Total U.S. Government and Agency Obligations (Cost $5,109,330)					5,132,184

				Shares
Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
7	Vanguard Market Liquidity Fund (Cost $213,359)	0.441%		213,359,463	213,359
Total Investments (103.6%) (Cost $5,322,689)					5,345,543

39

Short-Term Federal Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $120.50	2/19/16	200	(92)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00	2/19/16	84	(83)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.50	2/19/16	84	(59)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	3/24/16	36	(30)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/19/16	84	(4)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	2/19/16	84	(8)
Total Liability for Options Written (Premium Received $215)			(276)

			Amount
			($000)
Other Assets and Liabilities (-3.6%)
Other Assets
Investment in Vanguard			445
Receivables for Investment Securities Sold			223,693
Receivables for Accrued Income			15,743
Receivables for Capital Shares Issued			2,541
Other Assets			1,489
Total Other Assets			243,911
Liabilities
Payables for Investment Securities Purchased			(421,411)
Payables for Capital Shares Redeemed			(2,656)
Payables for Distributions			(508)
Payables to Vanguard			(3,316)
Other Liabilities			(2,078)
Total Liabilities			(429,969)
Net Assets (100%)			5,159,209

At January 31, 2016, net assets consisted of:
			Amount
			($000)
Paid-in Capital			5,143,817
Overdistributed Net Investment Income			(23)
Accumulated Net Realized Losses			(6,652)
Unrealized Appreciation (Depreciation)
Investment Securities			22,854
Futures Contracts			(726)
Options on Futures Contracts			(61)
Net Assets			5,159,209

40

Short-Term Federal Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 75,782,063 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	817,336
Net Asset Value Per Share—Investor Shares	$10.79

Admiral Shares—Net Assets
Applicable to 402,571,138 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,341,873
Net Asset Value Per Share—Admiral Shares	$10.79

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,906,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2016.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	54,644
Total Income	54,644
Expenses
The Vanguard Group—Note B
Investment Advisory Services	529
Management and Administrative—Investor Shares	1,369
Management and Administrative—Admiral Shares	3,125
Marketing and Distribution—Investor Shares	200
Marketing and Distribution—Admiral Shares	537
Custodian Fees	76
Auditing Fees	44
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	3
Total Expenses	5,933
Net Investment Income	48,711
Realized Net Gain (Loss)
Investment Securities Sold	11,088
Futures Contracts	(5,053)
Options on Futures Contracts	(636)
Realized Net Gain (Loss)	5,399
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(6,361)
Futures Contracts	1,324
Options on Futures Contracts	560
Change in Unrealized Appreciation (Depreciation)	(4,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,633
1 Interest income from an affiliated company of the fund was $421,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,711	35,818
Realized Net Gain (Loss)	5,399	15,337
Change in Unrealized Appreciation (Depreciation)	(4,477)	24,561
Net Increase (Decrease) in Net Assets Resulting from Operations	49,633	75,716
Distributions
Net Investment Income
Investor Shares	(7,537)	(5,942)
Admiral Shares	(41,169)	(29,965)
Realized Capital Gain[1]
Investor Shares	(2,752)	—
Admiral Shares	(13,979)	—
Total Distributions	(65,437)	(35,907)
Capital Share Transactions
Investor Shares	(103,156)	(135,245)
Admiral Shares	232,621	(115,103)
Net Increase (Decrease) from Capital Share Transactions	129,465	(250,348)
Total Increase (Decrease)	113,661	(210,539)
Net Assets
Beginning of Period	5,045,548	5,256,087
End of Period[2]	5,159,209	5,045,548
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $12,461,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($23,000) and ($89,000).

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.82	$10.74	$10.78	$10.89	$10.77
Investment Operations
Net Investment Income	.095	.066	.058	.061	.106
Net Realized and Unrealized Gain (Loss)
on Investments	.005	.080	(.034)	.022	.225
Total from Investment Operations	.100	.146	.024	.083	.331
Distributions
Dividends from Net Investment Income	(. 095)	(. 066)	(. 058)	(. 061)	(.106)
Distributions from Realized Capital Gains	(. 035)	—	(. 006)	(.132)	(.105)
Total Distributions	(.130)	(. 066)	(. 064)	(.193)	(. 211)
Net Asset Value, End of Period	$10.79	$10.82	$10.74	$10.78	$10.89

Total Return[1]	0.93%	1.36%	0.22%	0.76%	3.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$817	$924	$1,051	$1,884	$2,282
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.88%	0.61%	0.54%	0.56%	0.97%
Portfolio Turnover Rate[2]	314%	361%	418%	436%	411%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 75%, 99%, 87%, 139%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.82	$10.74	$10.78	$10.89	$10.77
Investment Operations
Net Investment Income	.105	. 077.069		.071	.117
Net Realized and Unrealized Gain (Loss)
on Investments	.005	.080	(.034)	.022	.225
Total from Investment Operations	.110	.157	.035	.093	. 342
Distributions
Dividends from Net Investment Income	(.105)	(.077)	(. 069)	(. 071)	(.117)
Distributions from Realized Capital Gains	(. 035)	—	(. 006)	(.132)	(.105)
Total Distributions	(.140)	(.077)	(.075)	(. 203)	(. 222)
Net Asset Value, End of Period	$10.79	$10.82	$10.74	$10.78	$10.89

Total Return[1]	1.03%	1.47%	0.33%	0.86%	3.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,342	$4,122	$4,205	$3,792	$3,481
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.98%	0.71%	0.64%	0.66%	1.07%
Portfolio Turnover Rate[2]	314%	361%	418%	436%	411%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 75%, 99%, 87%, 139%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

46

Short-Term Federal Fund

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 3% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2016, counterparties had deposited in segregated accounts securities with a value of $442,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

47

Short-Term Federal Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $445,000, representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

48

Short-Term Federal Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,132,184	—
Temporary Cash Investments	213,359	—	—
Futures Contracts—Assets[1]	615	—	—
Futures Contracts—Liabilities[1]	(1,425)	—	—
Liability for Options Written	(276)	—	—
Total	212,273	5,132,184	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2016	1,805	394,618	1,935
10-Year U.S. Treasury Note	March 2016	(1,385)	(179,466)	(1,703)
30-Year U.S. Treasury Bond	March 2016	(220)	(35,427)	(1,155)
Ultra Long Treasury Bond	March 2016	78	12,963	200
5-Year U.S. Treasury Note	March 2016	(42)	(5,068)	(3)
				(726)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

49

Short-Term Federal Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $562,000 from accumulated net realized gains to paid-in capital.

At January 31, 2016, the cost of investment securities for tax purposes was $5,323,358,000. Net unrealized appreciation of investment securities for tax purposes was $22,185,000, consisting of unrealized gains of $26,732,000 on securities that had risen in value since their purchase and $4,547,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $14,636,314,000 of investment securities and sold $14,602,551,000 of investment securities, other than temporary cash investments.

G. The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	1,345	503
Options Written	11,572	3,684
Options Expired	(4,823)	(1,416)
Options Closed	(7,522)	(2,556)
Options Exercised	—	—
Balance at January 31, 2016	572	215

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	166,939	15,490	174,390	16,219
Issued in Lieu of Cash Distributions	9,450	878	5,384	500
Redeemed	(279,545)	(25,944)	(315,019)	(29,298)
Net Increase (Decrease)—Investor Shares	(103,156)	(9,576)	(135,245)	(12,579)
Admiral Shares
Issued	1,230,824	114,220	1,149,586	106,916
Issued in Lieu of Cash Distributions	48,588	4,513	26,358	2,449
Redeemed	(1,046,791)	(97,150)	(1,291,047)	(120,040)
Net Increase (Decrease)—Admiral Shares	232,621	21,583	(115,103)	(10,675)

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

50

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.42%	1.52%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	111	55	9,720
Yield to Maturity
(before expenses)	1.5%	1.7%	2.3%
Average Coupon	1.9%	2.3%	3.2%
Average Duration	5.3 years	6.5 years	5.4 years
Average Effective
Maturity	5.7 years	7.1 years	7.7 years
Short-Term
Reserves	-0.3%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	1.0%
Treasury/Agency	99.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.89
Beta	0.79	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-0.9%
3 - 5 Years	46.2
5 - 7 Years	32.1
7 - 10 Years	22.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.5%
Not Rated	0.5
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.
51

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Treasury Fund
	Investor Shares	1.17%	3.38%	4.89%	$16,119
••••••••	Barclays U.S. 5–10 Year Treasury Bond
	Index	1.38	4.45	5.55	17,159
– – – –	General U. S. Treasury Funds Average	-1.50	5.29	5.32	16,792
	Barclays U. S. Aggregate Bond Index	-0.16	3.51	4.66	15,765
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral
Shares	1.27%	3.48%	5.02%	$81,572
Barclays U.S. 5–10 Year Treasury Bond Index	1.38	4.45	5.55	85,793
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

52

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.69%	-1.47%	3.22%	3.04%
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	1.65	-0.48	1.17	1.38

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.50%	2.96%	2.76%	1.85%	4.61%
Admiral Shares	2/12/2001	1.61	3.06	2.89	1.85	4.74

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.3%)
U.S. Government Securities (96.7%)
United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	96,377	95,279
United States Treasury Note/Bond	1.375%	2/28/19	24,000	24,255
United States Treasury Note/Bond	1.500%	2/28/19	55,000	55,808
United States Treasury Note/Bond	1.500%	3/31/19	20,000	20,291
United States Treasury Note/Bond	1.625%	3/31/19	61,000	62,125
United States Treasury Note/Bond	1.625%	4/30/19	222,000	226,094
United States Treasury Note/Bond	1.125%	5/31/19	21,000	21,046
United States Treasury Note/Bond	1.500%	5/31/19	77,000	78,095
United States Treasury Note/Bond	1.000%	6/30/19	20,000	19,950
United States Treasury Note/Bond	1.625%	6/30/19	64,000	65,170
United States Treasury Note/Bond	0.875%	7/31/19	58,000	57,538
United States Treasury Note/Bond	1.625%	7/31/19	55,000	55,980
United States Treasury Note/Bond	3.625%	8/15/19	18,000	19,569
United States Treasury Note/Bond	1.000%	8/31/19	69,000	68,720
United States Treasury Note/Bond	1.625%	8/31/19	42,000	42,748
United States Treasury Note/Bond	1.000%	9/30/19	127,000	126,404
United States Treasury Note/Bond	1.750%	9/30/19	60,000	61,313
United States Treasury Note/Bond	1.250%	10/31/19	17,000	17,064
United States Treasury Note/Bond	1.500%	10/31/19	68,000	68,850
United States Treasury Note/Bond	3.375%	11/15/19	56,000	60,585
United States Treasury Note/Bond	1.000%	11/30/19	40,000	39,731
United States Treasury Note/Bond	1.500%	11/30/19	72,000	72,878
United States Treasury Note/Bond	1.125%	12/31/19	58,000	57,846
United States Treasury Note/Bond	1.625%	12/31/19	55,000	55,911
United States Treasury Note/Bond	1.250%	1/31/20	60,000	60,094
United States Treasury Note/Bond	1.375%	1/31/20	43,000	43,282
United States Treasury Note/Bond	3.625%	2/15/20	56,000	61,294
United States Treasury Note/Bond	1.250%	2/29/20	33,000	33,041
United States Treasury Note/Bond	1.375%	2/29/20	64,000	64,400
United States Treasury Note/Bond	1.125%	3/31/20	30,000	29,888
United States Treasury Note/Bond	1.375%	3/31/20	69,000	69,388
United States Treasury Note/Bond	1.125%	4/30/20	41,000	40,802
United States Treasury Note/Bond	1.375%	4/30/20	64,000	64,340
United States Treasury Note/Bond	3.500%	5/15/20	30,000	32,780
United States Treasury Note/Bond	1.375%	5/31/20	42,000	42,197
United States Treasury Note/Bond	1.500%	5/31/20	62,000	62,649
United States Treasury Note/Bond	1.625%	6/30/20	60,850	61,772
United States Treasury Note/Bond	1.875%	6/30/20	37,000	37,960

54

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	7/31/20	60,000	60,900
United States Treasury Note/Bond	2.000%	7/31/20	43,000	44,310
United States Treasury Note/Bond	2.625%	8/15/20	70,500	74,554
United States Treasury Note/Bond	1.375%	8/31/20	64,000	64,270
United States Treasury Note/Bond	2.125%	8/31/20	48,000	49,725
United States Treasury Note/Bond	1.375%	9/30/20	19,000	19,059
United States Treasury Note/Bond	2.000%	9/30/20	38,500	39,691
United States Treasury Note/Bond	1.375%	10/31/20	56,700	56,859
United States Treasury Note/Bond	1.750%	10/31/20	85,800	87,382
1 United States Treasury Note/Bond	2.625%	11/15/20	122,000	129,130
United States Treasury Note/Bond	1.625%	11/30/20	10,000	10,145
United States Treasury Note/Bond	2.000%	11/30/20	44,500	45,842
United States Treasury Note/Bond	1.750%	12/31/20	56,000	57,103
United States Treasury Note/Bond	2.375%	12/31/20	2,500	2,621
United States Treasury Note/Bond	1.375%	1/31/21	70,000	70,142
United States Treasury Note/Bond	2.125%	1/31/21	46,000	47,675
United States Treasury Note/Bond	3.625%	2/15/21	72,000	79,808
United States Treasury Note/Bond	2.000%	2/28/21	61,300	63,139
United States Treasury Note/Bond	2.250%	3/31/21	48,000	50,040
United States Treasury Note/Bond	2.250%	4/30/21	15,500	16,154
United States Treasury Note/Bond	3.125%	5/15/21	54,000	58,666
United States Treasury Note/Bond	2.000%	5/31/21	48,000	49,425
United States Treasury Note/Bond	2.125%	6/30/21	39,000	40,395
United States Treasury Note/Bond	2.250%	7/31/21	50,000	52,109
United States Treasury Note/Bond	2.125%	8/15/21	73,500	76,118
United States Treasury Note/Bond	2.000%	8/31/21	52,912	54,408
United States Treasury Note/Bond	2.125%	9/30/21	43,500	45,009
United States Treasury Note/Bond	2.000%	10/31/21	54,000	55,468
United States Treasury Note/Bond	2.000%	11/15/21	75,000	77,062
United States Treasury Note/Bond	1.875%	11/30/21	50,000	51,031
United States Treasury Note/Bond	2.125%	12/31/21	52,500	54,288
United States Treasury Note/Bond	1.500%	1/31/22	65,000	64,858
United States Treasury Note/Bond	2.000%	2/15/22	50,000	51,390
United States Treasury Note/Bond	1.750%	2/28/22	70,050	70,871
United States Treasury Note/Bond	1.750%	3/31/22	59,000	59,627
United States Treasury Note/Bond	1.750%	4/30/22	90,000	90,900
United States Treasury Note/Bond	1.750%	5/15/22	54,000	54,557
United States Treasury Note/Bond	1.875%	5/31/22	63,000	64,083
United States Treasury Note/Bond	2.125%	6/30/22	53,000	54,690
United States Treasury Note/Bond	2.000%	7/31/22	53,000	54,259
United States Treasury Note/Bond	1.625%	8/15/22	41,000	41,051
United States Treasury Note/Bond	1.875%	8/31/22	57,500	58,407
United States Treasury Note/Bond	1.750%	9/30/22	64,000	64,470
United States Treasury Note/Bond	1.875%	10/31/22	45,000	45,661
United States Treasury Note/Bond	1.625%	11/15/22	62,000	61,932
United States Treasury Note/Bond	2.000%	11/30/22	55,000	56,237
United States Treasury Note/Bond	2.125%	12/31/22	53,000	54,623
United States Treasury Note/Bond	1.750%	1/31/23	43,300	43,523
United States Treasury Note/Bond	2.000%	2/15/23	92,000	94,085
United States Treasury Note/Bond	1.750%	5/15/23	102,100	102,419
United States Treasury Note/Bond	2.500%	8/15/23	52,400	55,331
United States Treasury Note/Bond	2.750%	11/15/23	70,500	75,688
United States Treasury Note/Bond	2.750%	2/15/24	95,000	101,858
United States Treasury Note/Bond	2.500%	5/15/24	97,000	102,077
United States Treasury Note/Bond	2.375%	8/15/24	120,500	125,490
United States Treasury Note/Bond	2.250%	11/15/24	64,300	66,259

55

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	7.500%	11/15/24	5,000	7,297
	United States Treasury Note/Bond	2.000%	2/15/25	120,500	121,554
	United States Treasury Note/Bond	2.125%	5/15/25	106,900	108,887
	United States Treasury Note/Bond	2.000%	8/15/25	119,500	120,303
	United States Treasury Note/Bond	2.250%	11/15/25	37,000	38,070
					5,970,122
Agency Bonds and Notes (2.7%)
2	AID-Israel	5.500%	9/18/23	8,000	9,893
2	AID-Israel	5.500%	4/26/24	10,700	13,316
2	AID-Israel	0.000%	11/1/24	75,000	60,617
2	AID-Israel	0.000%	8/15/25	15,929	12,424
	Private Export Funding Corp.	2.300%	9/15/20	13,600	14,002
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,682
	Private Export Funding Corp.	2.800%	5/15/22	15,470	16,109
	Private Export Funding Corp.	3.550%	1/15/24	8,000	8,696
	Private Export Funding Corp.	2.450%	7/15/24	6,085	6,097
	Private Export Funding Corp.	3.250%	6/15/25	18,600	19,561
					165,397
Conventional Mortgage-Backed Securities (0.9%)
3,[4],5 Fannie Mae Pool		3.500%	2/1/46	57,500	60,213
[3,5]	Freddie Mac Gold Pool	7.000%	3/1/16	1	1
					60,214
Total U.S. Government and Agency Obligations (Cost $6,059,203)					6,195,733

				Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
6	Vanguard Market Liquidity Fund (Cost $30,817)	0.441%		30,817,131	30,817
Total Investments (100.8%) (Cost $6,090,020)					6,226,550

			Expiration
			Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $129.00		2/19/16	99	(98)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $129.50		2/19/16	100	(70)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $131.00		3/24/16	43	(36)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.50		2/19/16	100	(9)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.00		2/19/16	99	(5)
Total Liability for Options Written (Premiums Received $178)					(218)
Other Assets and Liabilities (-0.8%)
Other Assets					362,207
Other Liabilities					(414,106)
					(51,899)
Net Assets (100%)					6,174,433

56

Intermediate-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	6,195,733
Affiliated Vanguard Funds	30,817
Total Investments in Securities	6,226,550
Investment in Vanguard	517
Receivables for Investment Securities Sold	313,856
Receivables for Accrued Income	35,009
Receivables for Capital Shares Issued	12,018
Other Assets	807
Total Assets	6,588,757
Liabilities
Payables for Investment Securities Purchased	401,467
Payables for Capital Shares Redeemed	6,595
Payables for Distributions	1,275
Payables to Vanguard	3,536
Option Contracts Written	218
Other Liabilities	1,233
Total Liabilities	414,324
Net Assets	6,174,433

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,038,945
Undistributed Net Investment Income	12
Accumulated Net Realized Losses	(1,459)
Unrealized Appreciation (Depreciation)
Investment Securities	136,530
Futures Contracts	445
Options on Futures Contracts	(40)
Net Assets	6,174,433

57

Intermediate-Term Treasury Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 115,167,106 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,325,524
Net Asset Value Per Share—Investor Shares	$11.51

Admiral Shares—Net Assets
Applicable to 421,292,719 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,848,909
Net Asset Value Per Share—Admiral Shares	$11.51

• See Note A in Notes to Financial Statements.
1 Securities with a value of $741,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2016.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	106,270
Total Income	106,270
Expenses
The Vanguard Group—Note B
Investment Advisory Services	604
Management and Administrative—Investor Shares	2,140
Management and Administrative—Admiral Shares	3,334
Marketing and Distribution—Investor Shares	286
Marketing and Distribution—Admiral Shares	547
Custodian Fees	61
Auditing Fees	43
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	38
Trustees’ Fees and Expenses	4
Total Expenses	7,107
Net Investment Income	99,163
Realized Net Gain (Loss)
Investment Securities Sold	58,738
Futures Contracts	(5,271)
Options on Futures Contracts	1,146
Realized Net Gain (Loss)	54,613
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(76,417)
Futures Contracts	2,306
Options on Futures Contracts	648
Change in Unrealized Appreciation (Depreciation)	(73,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,313
1 Interest income from an affiliated company of the fund was $75,000.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	99,163	90,601
Realized Net Gain (Loss)	54,613	7,077
Change in Unrealized Appreciation (Depreciation)	(73,463)	187,116
Net Increase (Decrease) in Net Assets Resulting from Operations	80,313	284,794
Distributions
Net Investment Income
Investor Shares	(21,690)	(23,088)
Admiral Shares	(77,473)	(67,513)
Realized Capital Gain[1]
Investor Shares	(10,674)	(5,008)
Admiral Shares	(37,140)	(13,410)
Total Distributions	(146,977)	(109,019)
Capital Share Transactions
Investor Shares	(46,493)	(121,904)
Admiral Shares	609,495	535,647
Net Increase (Decrease) from Capital Share Transactions	563,002	413,743
Total Increase (Decrease)	496,338	589,518
Net Assets
Beginning of Period	5,678,095	5,088,577
End of Period[2]	6,174,433	5,678,095
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $10,971,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.66	$11.29	$11.60	$11.78	$11.34
Investment Operations
Net Investment Income	.188	.188	.170	.156	.226
Net Realized and Unrealized Gain (Loss)
on Investments	(. 057)	.410	(. 256)	(. 028)	.931
Total from Investment Operations	.131	.598	(. 086)	.128	1.157
Distributions
Dividends from Net Investment Income	(.188)	(.188)	(.170)	(.156)	(. 226)
Distributions from Realized Capital Gains	(.093)	(.040)	(.054)	(.152)	(. 491)
Total Distributions	(.281)	(.228)	(.224)	(.308)	(.717)
Net Asset Value, End of Period	$11.51	$11.66	$11.29	$11.60	$11.78

Total Return[1]	1.17%	5.38%	-0.74%	1.10%	10.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,326	$1,391	$1,469	$1,902	$2,385
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.64%	1.66%	1.48%	1.33%	1.92%
Portfolio Turnover Rate[2]	142%	63%	42%	117%	273%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 34%, 22%, 0%, 64%, and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.66	$11.29	$11.60	$11.78	$11.34
Investment Operations
Net Investment Income	.199	.199	.181	.168	.237
Net Realized and Unrealized Gain (Loss)
on Investments	(. 057)	.410	(. 256)	(. 028)	.931
Total from Investment Operations	.142	.609	(.075)	.140	1.168
Distributions
Dividends from Net Investment Income	(.199)	(.199)	(.181)	(.168)	(.237)
Distributions from Realized Capital Gains	(.093)	(.040)	(.054)	(.152)	(. 491)
Total Distributions	(. 292)	(. 239)	(. 235)	(. 320)	(.728)
Net Asset Value, End of Period	$11.51	$11.66	$11.29	$11.60	$11.78

Total Return[1]	1.27%	5.48%	-0.64%	1.20%	10.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,849	$4,287	$3,619	$4,112	$4,115
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.76%	1.58%	1.43%	2.02%
Portfolio Turnover Rate[2]	142%	63%	42%	117%	273%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 34%, 22%, 0%, 64%, and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

63

Intermediate-Term Treasury Fund

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2016, counterparties had deposited in segregated accounts securities with a value of $620,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

64

Intermediate-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $517,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

65

Intermediate-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,195,733	—
Temporary Cash Investments	30,817	—	—
Liability for Options Written	(218)	—	—
Futures Contracts—Assets[1]	261	—	—
Futures Contracts—Liabilities[1]	(433)	—	—
Total	30,427	6,195,733	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2016	703	153,693	281
10-Year U.S. Treasury Note	March 2016	(798)	(103,403)	(68)
Ultra Long U.S. Treasury Bond	March 2016	90	14,957	320
30-Year U.S. Treasury Bond	March 2016	(42)	(6,763)	(87)
5-Year U.S. Treasury Note	March 2016	54	6,516	(1)
				445

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

66

Intermediate-Term Treasury Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,033,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2016, the fund had short-term and long-term capital gains of $310,000 and $5,224,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2016, the cost of investment securities for tax purposes was $6,096,608,000. Net unrealized appreciation of investment securities for tax purposes was $129,942,000, consisting of unrealized gains of $130,958,000 on securities that had risen in value since their purchase and $1,016,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $8,753,625,000 of investment securities and sold $8,453,873,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	1,497	561
Options Written	11,257	3,886
Options Expired	(3,762)	(1,268)
Options Closed	(8,551)	(3,001)
Options Exercised	—	—
Balance at January 31, 2016	441	178

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	363,612	31,784	298,292	26,323
Issued in Lieu of Cash Distributions	29,945	2,628	25,784	2,278
Redeemed	(440,050)	(38,566)	(445,980)	(39,401)
Net Increase (Decrease)—Investor Shares	(46,493)	(4,154)	(121,904)	(10,800)
Admiral Shares
Issued	1,399,945	122,568	1,282,023	113,137
Issued in Lieu of Cash Distributions	96,859	8,502	66,859	5,903
Redeemed	(887,309)	(77,630)	(813,235)	(71,707)
Net Increase (Decrease) —Admiral Shares	609,495	53,440	535,647	47,333

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

67

GNMA Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.34%	2.43%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	35	96	9,720
Yield to Maturity
(before expenses)	2.4%	2.4%	2.3%
Average Coupon	3.7%	3.8%	3.2%
Average Duration	3.6 years	3.2 years	5.4 years
Average Effective
Maturity	6.2 years	5.8 years	7.7 years
Short-Term
Reserves	1.7%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	1.7%
Government Mortgage-Backed	97.3
Other Government	1.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.98	0.79
Beta	1.09	0.86
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	98.6%
Cash	1.4
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%	1.4%
1.0% to 4.0%	54.8
4.0% to 5.0%	28.5
5.0% to 6.0%	11.4
6.0% and Above	3.9

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.
68

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	GNMA Fund Investor Shares	1.83%	3.31%	4.71%	$15,842
••••••••	Barclays U.S. GNMA Bond Index	2.10	3.29	4.75	15,901
– – – –	GNMA Funds Average	1.16	2.45	4.11	14,961
	Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	15,765
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	1.93%	3.42%	4.82%	$80,024
Barclays U.S. GNMA Bond Index	2.10	3.29	4.75	79,504
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

69

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016

				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.20%	-1.26%	3.94%	4.27%
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	2.35	-0.52	1.83	2.10

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	1.33%	3.10%	3.65%	0.96%	4.61%
Admiral Shares	2/12/2001	1.43	3.20	3.76	0.96	4.72

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.3%)
Conventional Mortgage-Backed Securities (95.6%)
[1,2]	Fannie Mae Pool	2.090%	11/1/22	1,639	1,632
[1,2]	Fannie Mae Pool	2.190%	12/1/22	1,412	1,413
[1,2]	Fannie Mae Pool	2.350%	12/1/22	945	955
[1,2]	Fannie Mae Pool	2.370%	4/1/23–5/1/23	122,357	123,799
[1,2]	Fannie Mae Pool	2.390%	4/1/22	478	484
[1,2]	Fannie Mae Pool	2.410%	12/1/22	3,882	3,936
[1,2]	Fannie Mae Pool	2.440%	11/1/22–1/1/23	5,785	5,833
[1,2]	Fannie Mae Pool	2.450%	8/1/22–4/1/23	6,068	6,167
[1,2]	Fannie Mae Pool	2.480%	8/1/22	681	693
[1,2]	Fannie Mae Pool	2.520%	5/1/23	314	315
[1,2]	Fannie Mae Pool	2.550%	2/1/23–5/1/23	8,570	8,768
[1,2]	Fannie Mae Pool	2.640%	3/1/23	645	663
[1,2]	Fannie Mae Pool	2.650%	8/1/22	1,150	1,180
[1,2]	Fannie Mae Pool	2.660%	9/1/22	2,209	2,272
[1,2]	Fannie Mae Pool	2.690%	4/1/25	12,660	12,706
[1,2]	Fannie Mae Pool	2.700%	5/1/22–4/1/23	3,100	3,195
[1,2]	Fannie Mae Pool	2.730%	2/1/23–11/1/24	3,937	4,010
[1,2]	Fannie Mae Pool	2.740%	4/1/23	1,540	1,594
[1,2]	Fannie Mae Pool	2.750%	3/1/22	485	503
[1,2]	Fannie Mae Pool	2.780%	4/1/22	3,199	3,308
[1,2]	Fannie Mae Pool	2.790%	6/1/23	1,918	1,979
[1,2]	Fannie Mae Pool	2.810%	7/1/25	6,300	6,337
[1,2]	Fannie Mae Pool	2.820%	6/1/23	1,226	1,275
[1,2]	Fannie Mae Pool	2.860%	4/1/23	1,015	1,058
[1,2]	Fannie Mae Pool	2.900%	3/1/23–6/1/27	14,810	14,870
[1,2]	Fannie Mae Pool	2.910%	8/1/23	1,614	1,665
[1,2]	Fannie Mae Pool	2.940%	6/1/23	960	999
[1,2]	Fannie Mae Pool	2.950%	6/1/22–5/1/28	19,215	19,365
[1,2]	Fannie Mae Pool	2.960%	1/1/27	20,975	21,085
[1,2]	Fannie Mae Pool	2.970%	7/1/23	7,882	8,185
[1,2]	Fannie Mae Pool	3.000%	8/1/20–2/1/46	60,134	61,637
[1,2]	Fannie Mae Pool	3.024%	7/1/22	605	631
[1,2]	Fannie Mae Pool	3.040%	7/1/23–2/1/27	15,996	16,267
[1,2]	Fannie Mae Pool	3.080%	1/1/27	34,390	35,159
[1,2]	Fannie Mae Pool	3.100%	6/1/22–5/1/33	39,609	40,905
[1,2]	Fannie Mae Pool	3.130%	7/1/27	5,253	5,350
[1,2]	Fannie Mae Pool	3.180%	12/1/24	9,000	9,339

71

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.200%	4/1/22–7/1/27	7,047	7,275
[1,2]	Fannie Mae Pool	3.210%	5/1/23	24,480	25,815
[1,2]	Fannie Mae Pool	3.220%	7/1/23–12/1/26	7,299	7,580
[1,2]	Fannie Mae Pool	3.230%	2/1/27–8/1/27	5,389	5,543
[1,2]	Fannie Mae Pool	3.240%	1/1/27	3,800	3,912
[1,2]	Fannie Mae Pool	3.250%	11/1/23	9,636	10,138
[1,2]	Fannie Mae Pool	3.270%	12/1/23	11,298	11,904
[1,2]	Fannie Mae Pool	3.300%	12/1/23	5,981	6,313
[1,2]	Fannie Mae Pool	3.310%	12/1/26	10,737	11,167
[1,2]	Fannie Mae Pool	3.320%	7/1/23	1,064	1,125
[1,2]	Fannie Mae Pool	3.340%	4/1/24	12,030	12,750
[1,2]	Fannie Mae Pool	3.350%	7/1/27–1/1/30	9,518	9,852
[1,2]	Fannie Mae Pool	3.355%	1/1/27	14,943	15,666
[1,2]	Fannie Mae Pool	3.360%	11/1/23–12/1/23	18,997	20,115
[1,2]	Fannie Mae Pool	3.370%	3/1/24–7/1/25	7,856	8,335
[1,2]	Fannie Mae Pool	3.380%	1/1/27–7/1/27	7,807	8,129
[1,2]	Fannie Mae Pool	3.410%	11/1/23–7/1/27	12,017	12,654
[1,2]	Fannie Mae Pool	3.415%	11/1/23	6,528	6,932
[1,2]	Fannie Mae Pool	3.440%	1/1/24	5,929	6,312
[1,2]	Fannie Mae Pool	3.450%	1/1/24	23,022	24,521
[1,2]	Fannie Mae Pool	3.460%	9/1/23–9/1/29	105,190	112,132
[1,2]	Fannie Mae Pool	3.470%	11/1/23–1/1/24	6,327	6,745
[1,2]	Fannie Mae Pool	3.480%	1/1/24	4,462	4,761
[1,2]	Fannie Mae Pool	3.500%	5/1/34–3/1/46	86,610	91,052
[1,2]	Fannie Mae Pool	3.510%	12/1/23–1/1/24	27,704	29,604
[1,2]	Fannie Mae Pool	3.520%	1/1/24	4,867	5,204
[1,2]	Fannie Mae Pool	3.530%	2/1/24	7,616	8,153
[1,2]	Fannie Mae Pool	3.540%	8/1/23–2/1/24	31,954	34,166
[1,2]	Fannie Mae Pool	3.550%	10/1/23–5/1/26	40,981	43,839
[1,2]	Fannie Mae Pool	3.560%	12/1/23–1/1/24	6,844	7,332
[1,2]	Fannie Mae Pool	3.570%	12/1/23–3/1/24	39,730	42,530
[1,2]	Fannie Mae Pool	3.580%	2/1/24–7/1/30	46,023	48,910
[1,2]	Fannie Mae Pool	3.590%	7/1/23–9/1/30	53,024	55,718
[1,2]	Fannie Mae Pool	3.600%	12/1/23–4/1/28	8,502	9,102
[1,2]	Fannie Mae Pool	3.610%	8/1/23–1/1/24	31,027	32,944
[1,2]	Fannie Mae Pool	3.620%	2/1/24	8,154	8,769
[1,2]	Fannie Mae Pool	3.640%	10/1/23–1/1/24	16,557	17,790
[1,2]	Fannie Mae Pool	3.650%	8/1/23–11/1/23	23,324	25,059
[1,2]	Fannie Mae Pool	3.660%	11/1/23	2,622	2,820
[1,2]	Fannie Mae Pool	3.665%	1/1/24	37,473	40,367
[1,2]	Fannie Mae Pool	3.670%	8/1/23–3/1/28	24,419	26,248
[1,2]	Fannie Mae Pool	3.680%	10/1/23–3/1/24	20,385	21,965
[1,2]	Fannie Mae Pool	3.690%	1/1/24	5,652	6,102
[1,2]	Fannie Mae Pool	3.700%	10/1/23–12/1/25	22,316	24,028
[1,2]	Fannie Mae Pool	3.710%	9/1/23	7,514	8,093
[1,2]	Fannie Mae Pool	3.725%	10/1/23	3,445	3,715
[1,2]	Fannie Mae Pool	3.730%	12/1/23	1,326	1,432
[1,2]	Fannie Mae Pool	3.750%	9/1/23–7/1/25	13,273	14,336
[1,2]	Fannie Mae Pool	3.755%	8/1/25	7,107	7,697
[1,2]	Fannie Mae Pool	3.760%	3/1/24–1/1/26	8,152	8,744
[1,2]	Fannie Mae Pool	3.765%	12/1/25	42,997	46,230
[1,2]	Fannie Mae Pool	3.770%	1/1/24	1,667	1,805
[1,2]	Fannie Mae Pool	3.780%	7/1/23–2/1/24	2,461	2,661
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,548	2,765
[1,2]	Fannie Mae Pool	3.800%	10/1/23	7,404	8,015

72

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.810%	11/1/23	388	420
[1,2]	Fannie Mae Pool	3.820%	11/1/25	11,051	11,997
[1,2]	Fannie Mae Pool	3.830%	2/1/24–6/1/34	19,732	21,383
[1,2]	Fannie Mae Pool	3.840%	1/1/24	2,969	3,227
[1,2]	Fannie Mae Pool	3.850%	1/1/24	877	954
[1,2]	Fannie Mae Pool	3.855%	12/1/25	6,600	7,131
[1,2]	Fannie Mae Pool	3.860%	11/1/23	3,435	3,728
[1,2]	Fannie Mae Pool	3.870%	10/1/25	11,361	12,386
[1,2]	Fannie Mae Pool	3.890%	9/1/23–5/1/30	16,021	17,272
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	14,106
[1,2]	Fannie Mae Pool	3.930%	10/1/23–3/1/26	22,673	24,688
[1,2]	Fannie Mae Pool	3.940%	8/1/25	12,272	13,432
[1,2]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,628	8,254
[1,2]	Fannie Mae Pool	3.970%	7/1/23–5/1/29	7,573	8,240
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,557	10,331
[1,2]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	15,844	17,322
[1,2]	Fannie Mae Pool	4.070%	1/1/26	2,309	2,542
[1,2]	Fannie Mae Pool	4.080%	2/1/29	3,015	3,296
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	75,751	83,428
[1,2]	Fannie Mae Pool	4.180%	11/1/30	30,250	32,254
[1,2]	Fannie Mae Pool	4.190%	10/1/23	735	812
[1,2]	Fannie Mae Pool	4.210%	1/1/26	999	1,109
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,743	5,233
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,447	6,044
[1,2]	Fannie Mae Pool	4.380%	10/1/28	9,971	11,146
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,252	2,520
[1,2,3] Fannie Mae Pool		4.500%	7/1/39–3/1/46	465,225	506,622
[1,2]	Fannie Mae Pool	5.180%	2/1/26	3,000	3,537
[1,2]	Fannie Mae Pool	6.000%	7/1/22	9	10
[1,2]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	4,897	5,674
[1,2]	Freddie Mac Gold Pool	3.500%	4/1/34–3/1/46	89,724	95,803
[1,2,3] Freddie Mac Gold Pool		4.000%	3/1/45–2/1/46	—	500
[1,2]	Freddie Mac Gold Pool	4.500%	9/1/35–5/1/44	38,706	42,180
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/22–2/1/46	58,882	64,814
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	137,428	137,257
1	Ginnie Mae I Pool	3.000%	1/15/42–2/1/46	1,446,017	1,496,610
[1,3]	Ginnie Mae I Pool	3.500%	7/15/39–2/1/46	1,454,821	1,538,231
1	Ginnie Mae I Pool	3.750%	7/15/42	5,223	5,553
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	9,336	10,063
1	Ginnie Mae I Pool	4.000%	6/15/19–2/1/46	1,864,022	2,004,138
1	Ginnie Mae I Pool	4.500%	5/15/19–2/1/46	1,241,773	1,357,713
1	Ginnie Mae I Pool	5.000%	1/15/30–2/1/46	1,182,400	1,307,759
1	Ginnie Mae I Pool	5.500%	9/15/23–2/1/46	653,583	728,564
1	Ginnie Mae I Pool	6.000%	10/15/16–2/1/46	364,198	406,005
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	275,312	308,770
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	78,472	91,903
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	64	66
1	Ginnie Mae I Pool	7.500%	10/15/31	30,351	35,510
1	Ginnie Mae I Pool	7.750%	2/15/27	26	27
1	Ginnie Mae I Pool	8.000%	8/15/31	11,721	13,785
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	1,989	2,099
1	Ginnie Mae I Pool	9.000%	4/15/16–5/15/21	300	330
1	Ginnie Mae I Pool	9.250%	7/15/17	2	2
1	Ginnie Mae I Pool	9.500%	3/15/16–8/15/21	609	639

73

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	10.000%	7/15/16–7/15/19	12	12
1	Ginnie Mae I Pool	11.000%	2/15/18	1	1
[1,3]	Ginnie Mae II Pool	2.500%	11/20/42–2/1/46	290,697	287,529
[1,3]	Ginnie Mae II Pool	3.000%	9/20/42–3/1/46	2,580,208	2,660,793
[1,3]	Ginnie Mae II Pool	3.500%	11/20/26–3/1/46	5,446,814	5,750,997
[1,3]	Ginnie Mae II Pool	4.000%	4/20/39–2/1/46	1,971,744	2,112,293
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/46	1,074,456	1,163,363
1	Ginnie Mae II Pool	5.000%	10/20/32–2/1/46	635,998	699,391
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	59,205	65,474
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	77,312	87,071
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	2,007	2,285
1	Ginnie Mae II Pool	7.000%	10/20/25	17	17
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	170	197
1	Ginnie Mae II Pool	8.500%	6/20/16–1/20/17	22	25
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	3	3
1	Ginnie Mae II Pool	10.000%	8/20/16–8/20/18	6	6
					24,773,279
Nonconventional Mortgage-Backed Securities (2.7%)
[1,2]	Fannie Mae Pool	2.349%	8/1/43	22,645	23,422
[1,2]	Fannie Mae Pool	2.779%	9/1/44	23,429	24,089
[1,2]	Fannie Mae REMICS	3.000%	11/25/42–6/25/43	74,694	68,195
[1,2]	Fannie Mae REMICS	3.500%	7/25/43	19,534	19,871
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	7,701	8,700
[1,2]	Freddie Mac Non Gold Pool	2.275%	8/1/43	37,459	38,719
[1,2]	Freddie Mac Non Gold Pool	2.332%	9/1/43	12,691	13,128
[1,2]	Freddie Mac Non Gold Pool	2.738%	10/1/44	48,106	49,379
[1,2]	Freddie Mac Non Gold Pool	2.835%	10/1/44	21,681	22,294
[1,2]	Freddie Mac Non Gold Pool	2.840%	7/1/44	15,470	15,906
[1,2]	Freddie Mac Non Gold Pool	2.917%	9/1/44	15,064	15,521
[1,2]	Freddie Mac Non Gold Pool	2.939%	4/1/44	23,898	24,889
[1,2]	Freddie Mac Non Gold Pool	3.109%	10/1/44	29,854	30,937
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	97,651	94,102
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	22,520	25,478
1,[4]	Ginnie Mae REMICS	0.626%	2/20/37	5,633	5,588
1	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	44,048	39,826
1,[4]	Ginnie Mae REMICs	2.700%	5/16/35	14,857	15,284
1	Ginnie Mae REMICS	3.000%	3/20/40–8/20/44	61,839	60,021
1	Ginnie Mae REMICS	3.250%	8/20/44	7,473	7,102
1	Ginnie Mae REMICS	3.500%	7/20/43	23,327	24,379
1	Ginnie Mae REMICs	3.500%	9/20/44	8,047	8,263
1	Ginnie Mae REMICS	4.500%	6/20/39	6,045	6,579
1	Ginnie Mae REMICS	5.000%	6/16/37	23,312	25,597
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	25,981	28,865
1	Ginnie Mae REMICS	6.500%	4/20/31	2,071	2,368
					698,502
Total U.S. Government and Agency Obligations (Cost $24,906,456)					25,471,781

74

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investments (7.0%)
Repurchase Agreements (1.9%)
Bank of America Securities, LLC
(Dated 1/29/16, Repurchase Value
$15,100,000, collateralized by Government
National Mortgage Assn., 3.500%,
10/20/42, with a value of $15,402,000)	0.340%	2/1/16	15,100	15,100
Bank of Montreal
(Dated 1/29/16, Repurchase Value
$59,202,000, collateralized by Federal
National Mortgage Assn. 3.500%–4.000%,
1/1/27–12/1/44, with a value of $60,384,000)	0.330%	2/1/16	59,200	59,200
Bank of Nova Scotia
(Dated 1/29/16, Repurchase Value
$36,801,000, collateralized by U.S. Treasury
Note/Bond 1.000%–6.750%, 2/28/19–5/15/40,
with a value of $37,537,000)	0.340%	2/1/16	36,800	36,800
Barclays Capital Inc.
(Dated 1/29/16, Repurchase Value
$12,500,000, collateralized by U.S. Treasury
Note/Bond 0.250%–8.750%, 5/15/17–2/15/45,
with a value of $12,750,000)	0.340%	2/1/16	12,500	12,500
Citigroup Global Markets Inc.
(Dated 1/29/16, Repurchase Value
$1,800,000, collateralized by U.S. Treasury
Note/Bond 2.750%, 11/30/16, with a value
of $1,836,000)	0.320%	2/1/16	1,800	1,800
Credit Suisse Securities (USA), LLC
(Dated 1/29/16, Repurchase Value
$63,702,000, collateralized by U.S. Treasury
Note/Bond 0.875%–1.000%, 1/31/17–2/15/18,
with a value of $64,975,000)	0.340%	2/1/16	63,700	63,700
HSBC Bank USA
(Dated 1/29/16, Repurchase Value
$61,002,000, collateralized by Federal
National Mortgage Assn. 3.500%–4.000%,
1/1/30–1/1/46, with a value of $62,226,000)	0.310%	2/1/16	61,000	61,000
RBC Capital Markets LLC
(Dated 1/29/16, Repurchase Value
$33,401,000, collateralized by Federal
National Mortgage Assn. 2.000%–4.866%,
9/1/33–11/1/45, Federal Home Loan
Mortgage Corp. 2.192%–2.538%,
3/1/40–5/1/45, and Government National
Mortgage Assn. 5.000%, 10/29/39,
with a value of $34,068,000)	0.310%	2/1/16	33,400	33,400
Societe Generale
(Dated 1/29/16, Repurchase Value
$1,000,000, collateralized by U.S. Treasury
Bill 0.000%, 2/11/16–4/7/16, and U.S.
Treasury Note/Bond 0.750%–8.125%,
4/15/18–2/15/41, with a value of $1,020,000)	0.360%	2/1/16	1,000	1,000

75

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 1/29/16, Repurchase Value
$77,702,000, collateralized by U.S. Treasury
Bill 0.000%, 7/28/16, and U.S. Treasury
Note/Bond 0.6250%–2.000%, 8/31/17–10/31/21,
with a value of $79,254,000)	0.330%	2/1/16	77,700	77,700
Wells Fargo & Co.
(Dated 1/29/16, Repurchase Value
$125,004,000, collateralized by Federal
Home Loan Mortgage Corp. 3.500%,
6/1/45, with a value of $127,500,000)	0.360%	2/1/16	125,000	125,000
				487,200
			Shares
Money Market Fund (5.1%)
5 Vanguard Market Liquidity Fund	0.441%		1,317,084,261	1,317,084
Total Temporary Cash Investments (Cost $1,804,284)				1,804,284
Total Investments (105.3%) (Cost $26,710,740)				27,276,065
Other Assets and Liabilities (-5.3%)
Other Assets6,[7]				5,212,082
Liabilities				(6,585,998)
				(1,373,916)
Net Assets (100%)				25,902,149

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				25,958,981
Affiliated Vanguard Funds				1,317,084
Total Investments in Securities				27,276,065
Investment in Vanguard				2,248
Receivables for Investment Securities Sold				5,036,918
Receivables for Accrued Income				94,842
Receivables for Capital Shares Issued				16,995
Other Assets				61,079
Total Assets				32,488,147
Liabilities
Payables to Investment Advisor				620
Payables for Investment Securities Purchased				6,485,235
Payables for Capital Shares Redeemed				23,911
Payables for Distributions				9,407
Payables to Vanguard				43,867
Other Liabilities				22,958
Total Liabilities				6,585,998
Net Assets				25,902,149

76

GNMA Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	25,341,792
Overdistributed Net Investment Income	(3,308)
Accumulated Net Realized Gains	5,345
Unrealized Appreciation (Depreciation)
Investment Securities	565,325
Futures Contracts	(7,005)
Net Assets	25,902,149

Investor Shares—Net Assets
Applicable to 787,859,804 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,483,466
Net Asset Value Per Share—Investor Shares	$10.77

Admiral Shares—Net Assets
Applicable to 1,617,677,349 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,418,683
Net Asset Value Per Share—Admiral Shares	$10.77

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2016.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Cash of $9,768,000 has been segregated as initial margin for open futures contracts.
7 Cash of $3,030,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

77

GNMA Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	663,553
Total Income	663,553
Expenses
Investment Advisory Fees—Note B	2,513
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,360
Management and Administrative—Admiral Shares	14,877
Marketing and Distribution—Investor Shares	1,513
Marketing and Distribution—Admiral Shares	1,590
Custodian Fees	1,060
Auditing Fees	42
Shareholders’ Reports—Investor Shares	235
Shareholders’ Reports—Admiral Shares	143
Trustees’ Fees and Expenses	36
Total Expenses	37,369
Net Investment Income	626,184
Realized Net Gain (Loss)
Investment Securities Sold	56,037
Futures Contracts	(15,752)
Realized Net Gain (Loss)	40,285
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(159,567)
Futures Contracts	(19,095)
Change in Unrealized Appreciation (Depreciation)	(178,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	487,807
1 Interest income from an affiliated company of the fund was $2,559,000.

See accompanying Notes, which are an integral part of the Financial Statements.

78

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	626,184	689,037
Realized Net Gain (Loss)	40,285	432,243
Change in Unrealized Appreciation (Depreciation)	(178,662)	234,363
Net Increase (Decrease) in Net Assets Resulting from Operations	487,807	1,355,643
Distributions
Net Investment Income
Investor Shares	(204,826)	(236,232)
Admiral Shares	(421,902)	(456,430)
Realized Capital Gain[1]
Investor Shares	(45,393)	(7,592)
Admiral Shares	(87,317)	(14,465)
Total Distributions	(759,438)	(714,719)
Capital Share Transactions
Investor Shares	(583,543)	(592,821)
Admiral Shares	50,674	(154,010)
Net Increase (Decrease) from Capital Share Transactions	(532,869)	(746,831)
Total Increase (Decrease)	(804,500)	(105,907)
Net Assets
Beginning of Period	26,706,649	26,812,556
End of Period[2]	25,902,149	26,706,649
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $68,321,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,308,000) and ($3,625,000).

See accompanying Notes, which are an integral part of the Financial Statements.

79

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$10.61	$10.83	$11.09	$10.73
Investment Operations
Net Investment Income	. 249.275		.244	.288	.353
Net Realized and Unrealized Gain (Loss)
on Investments	(. 055)	. 278	(. 210)	(.139)	. 488
Total from Investment Operations	.194	.553	.034	.149	.841
Distributions
Dividends from Net Investment Income	(.250)	(.274)	(.244)	(.288)	(.353)
Distributions from Realized Capital Gains	(.054)	(. 009)	(. 010)	(.121)	(.128)
Total Distributions	(.304)	(.283)	(. 254)	(.409)	(.481)
Net Asset Value, End of Period	$10.77	$10.88	$10.61	$10.83	$11.09

Total Return[1]	1.83%	5.29%	0.34%	1.35%	7.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,483	$9,163	$9,535	$13,745	$15,151
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.56%	2.31%	2.59%	3.25%
Portfolio Turnover Rate[2]	706%	685%	167%	130%	189%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 219%, 268%, 149%, 82%, and 147% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

80

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$10.61	$10.83	$11.09	$10.73
Investment Operations
Net Investment Income	. 260	. 286.255		.299	.364
Net Realized and Unrealized Gain (Loss)
on Investments	(. 055)	. 278	(. 210)	(.139)	. 488
Total from Investment Operations	.205	.564	.045	.160	.852
Distributions
Dividends from Net Investment Income	(.261)	(.285)	(. 255)	(. 299)	(. 364)
Distributions from Realized Capital Gains	(.054)	(. 009)	(. 010)	(.121)	(.128)
Total Distributions	(.315)	(.294)	(. 265)	(. 420)	(. 492)
Net Asset Value, End of Period	$10.77	$10.88	$10.61	$10.83	$11.09

Total Return[1]	1.93%	5.39%	0.44%	1.45%	8.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,419	$17,544	$17,277	$25,127	$23,806
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.66%	2.41%	2.69%	3.35%
Portfolio Turnover Rate[2]	706%	685%	167%	130%	189%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 219%, 268%, 149%, 82%, and 147% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under

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GNMA Fund

delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2016, counterparties had deposited in segregated accounts cash and securities with a value of $3,498,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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GNMA Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2016, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,248,000, representing 0.01% of the fund’s net assets and 0.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,471,781	—
Temporary Cash Investments	1,317,084	487,200	—
Futures Contracts—Assets[1]	499	—	—
Futures Contracts—Liabilities[1]	(2,588)	—	—
Total	1,314,995	25,958,981	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	March 2016	(2,629)	(423,351)	(6,964)
10-Year U.S. Treasury Note	March 2016	(456)	(59,088)	(41)
				(7,005)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,780,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2016, the fund had short-term gains of $7,062,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

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GNMA Fund

At January 31, 2016, the cost of investment securities for tax purposes was $26,719,462,000. Net unrealized appreciation of investment securities for tax purposes was $556,603,000, consisting of unrealized gains of $616,905,000 on securities that had risen in value since their purchase and $60,302,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2016, the fund purchased $177,399,027,000 of investment securities and sold $176,080,298,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,129,494	105,200	1,068,942	99,281
Issued in Lieu of Cash Distributions	230,862	21,477	223,302	20,829
Redeemed	(1,943,899)	(181,283)	(1,885,065)	(176,099)
Net Increase (Decrease)—Investor Shares	(583,543)	(54,606)	(592,821)	(55,989)
Admiral Shares
Issued	2,432,969	226,679	2,412,757	224,926
Issued in Lieu of Cash Distributions	399,396	37,158	359,968	33,572
Redeemed	(2,781,691)	(259,262)	(2,926,735)	(273,304)
Net Increase (Decrease) —Admiral Shares	50,674	4,575	(154,010)	(14,806)

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

86

Long-Term Treasury Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.50%	2.59%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	55	45	9,720
Yield to Maturity
(before expenses)	2.6%	2.6%	2.3%
Average Coupon	3.5%	3.7%	3.2%
Average Duration	16.6 years	17.6 years	5.4 years
Average Effective
Maturity	25.1 years	25.1 years	7.7 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	0.9%
Treasury/Agency	99.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.99	0.85
Beta	1.04	3.48
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-0.9%
5 - 7 Years	0.9
7 - 10 Years	1.5
10 - 20 Years	10.3
20 - 30 Years	88.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.6%
Not Rated	0.4
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.
87

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Treasury Fund Investor
	Shares	-4.91%	9.12%	7.11%	$19,880
••••••••	Barclays U.S. Long Treasury Bond
	Index	-4.43	9.28	7.35	20,333
– – – –	General U.S.Treasury Funds Average	-1.50	5.29	5.32	16,792
	Barclays U. S. Aggregate BondIndex	-0.16	3.51	4.66	15,765
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	-4.81%	9.23%	7.24%	$100,604
Barclays U.S. Long Treasury Bond Index	-4.43	9.28	7.35	101,663
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

88

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.92%	-3.12%	1.80%	2.00%
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66
2016	2.59	-7.50	-4.91	-4.43

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-1.54%	7.49%	3.88%	2.59%	6.47%
Admiral Shares	2/12/2001	-1.44	7.60	4.01	2.59	6.60

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Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (97.4%)
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	53,087	52,482
	United States Treasury Note/Bond	6.000%	2/15/26	22,000	30,147
	United States Treasury Note/Bond	6.750%	8/15/26	14,000	20,366
	United States Treasury Note/Bond	6.500%	11/15/26	29,500	42,429
	United States Treasury Note/Bond	6.625%	2/15/27	12,000	17,497
	United States Treasury Note/Bond	6.375%	8/15/27	2,000	2,892
	United States Treasury Note/Bond	6.125%	11/15/27	11,000	15,694
	United States Treasury Note/Bond	5.500%	8/15/28	22,800	31,322
	United States Treasury Note/Bond	5.250%	11/15/28	28,550	38,542
	United States Treasury Note/Bond	5.250%	2/15/29	24,400	33,031
	United States Treasury Note/Bond	6.125%	8/15/29	16,000	23,468
	United States Treasury Note/Bond	6.250%	5/15/30	18,100	27,144
	United States Treasury Note/Bond	5.375%	2/15/31	17,750	24,961
	United States Treasury Note/Bond	4.500%	2/15/36	50,200	67,284
	United States Treasury Note/Bond	4.750%	2/15/37	17,200	23,811
	United States Treasury Note/Bond	5.000%	5/15/37	15,700	22,473
	United States Treasury Note/Bond	4.375%	2/15/38	22,000	29,044
	United States Treasury Note/Bond	4.500%	5/15/38	24,500	32,914
	United States Treasury Note/Bond	3.500%	2/15/39	49,300	57,281
	United States Treasury Note/Bond	4.250%	5/15/39	41,366	53,537
	United States Treasury Note/Bond	4.500%	8/15/39	43,100	57,747
	United States Treasury Note/Bond	4.375%	11/15/39	45,000	59,274
	United States Treasury Note/Bond	4.625%	2/15/40	74,650	101,816
	United States Treasury Note/Bond	4.375%	5/15/40	63,949	84,272
	United States Treasury Note/Bond	3.875%	8/15/40	58,800	72,085
	United States Treasury Note/Bond	4.250%	11/15/40	57,100	73,971
	United States Treasury Note/Bond	4.750%	2/15/41	61,400	85,433
	United States Treasury Note/Bond	4.375%	5/15/41	49,500	65,440
	United States Treasury Note/Bond	3.750%	8/15/41	54,200	65,336
	United States Treasury Note/Bond	3.125%	11/15/41	51,350	55,787
	United States Treasury Note/Bond	3.125%	2/15/42	59,000	64,061
	United States Treasury Note/Bond	3.000%	5/15/42	53,100	56,236
	United States Treasury Note/Bond	2.750%	8/15/42	85,050	85,674
	United States Treasury Note/Bond	2.750%	11/15/42	101,800	102,341
	United States Treasury Note/Bond	3.125%	2/15/43	102,700	110,916
1	United States Treasury Note/Bond	2.875%	5/15/43	149,897	154,112
	United States Treasury Note/Bond	3.625%	8/15/43	106,000	125,693
	United States Treasury Note/Bond	3.750%	11/15/43	137,300	166,476

90

Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.625%	2/15/44	142,700	169,011
	United States Treasury Note/Bond	3.375%	5/15/44	125,850	142,250
	United States Treasury Note/Bond	3.125%	8/15/44	142,900	153,975
	United States Treasury Note/Bond	3.000%	11/15/44	160,900	169,045
	United States Treasury Note/Bond	2.500%	2/15/45	146,300	138,688
	United States Treasury Note/Bond	3.000%	5/15/45	144,300	151,470
	United States Treasury Note/Bond	2.875%	8/15/45	144,300	147,750
	United States Treasury Note/Bond	3.000%	11/15/45	143,600	150,915
					3,456,093
Agency Bonds and Notes (1.5%)
2	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,081
2	Fannie Mae Principal Strip	0.000%	5/15/30	24,112	15,258
2	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	13,153
2	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,253
2	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	696
2	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	10,062
2	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	8,232
					51,735
Conventional Mortgage-Backed Securities (0.9%)
[2,3]	Fannie Mae Pool	3.500%	2/1/46	32,000	33,511
2,3,[4] Fannie Mae Pool		6.000%	2/1/26–11/1/28	23	26
					33,537
Total U.S. Government and Agency Obligations (Cost $3,225,585)					3,541,365

				Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
5	Vanguard Market Liquidity Fund (Cost $14,348)	0.441%		14,348,134	14,348
Total Investments (100.2%) (Cost $3,239,933)					3,555,713

			Expiration
			Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $129.00		2/19/16	56	(55)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $129.50		2/19/16	57	(40)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $131.00		3/24/16	25	(21)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.50		2/19/16	57	(5)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.00		2/19/16	56	(3)
Total Liability for Options Written (Premiums Received $101)					(124)
Other Assets and Liabilities (-0.2%)
Other Assets					235,662
Other Liabilities					(243,350)
					(7,688)
Net Assets (100%)					3,547,901

91

Long-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,541,365
Affiliated Vanguard Funds	14,348
Total Investments in Securities	3,555,713
Investment in Vanguard	284
Receivables for Investment Securities Sold	186,225
Receivables for Accrued Income	38,712
Receivables for Capital Shares Issued	10,084
Other Assets	357
Total Assets	3,791,375
Liabilities
Payables for Investment Securities Purchased	230,661
Payables for Capital Shares Redeemed	5,152
Payables for Distributions	967
Payables to Vanguard	3,731
Option Contracts Written	124
Other Liabilities	2,839
Total Liabilities	243,474
Net Assets	3,547,901

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,233,374
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,015)
Unrealized Appreciation (Depreciation)
Investment Securities	315,780
Futures Contracts	(215)
Options on Futures Contracts	(23)
Net Assets	3,547,901

92

Long-Term Treasury Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 89,657,251 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,147,721
Net Asset Value Per Share—Investor Shares	$12.80

Admiral Shares—Net Assets
Applicable to 187,495,779 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,400,180
Net Asset Value Per Share—Admiral Shares	$12.80

• See Note A in Notes to Financial Statements.
1 Securities with a value of $925,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2016.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

93

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	97,338
Total Income	97,338
Expenses
The Vanguard Group—Note B
Investment Advisory Services	348
Management and Administrative—Investor Shares	1,810
Management and Administrative—Admiral Shares	1,601
Marketing and Distribution—Investor Shares	247
Marketing and Distribution—Admiral Shares	259
Custodian Fees	36
Auditing Fees	40
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	2
Total Expenses	4,404
Net Investment Income	92,934
Realized Net Gain (Loss)
Investment Securities Sold	71,707
Futures Contracts	(3,153)
Options on Futures Contracts	645
Realized Net Gain (Loss)	69,199
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(356,478)
Futures Contracts	739
Options on Futures Contracts	390
Change in Unrealized Appreciation (Depreciation)	(355,349)
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,216)
1 Interest income from an affiliated company of the fund was $42,000.

See accompanying Notes, which are an integral part of the Financial Statements.

94

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	92,934	90,125
Realized Net Gain (Loss)	69,199	84,006
Change in Unrealized Appreciation (Depreciation)	(355,349)	615,202
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,216)	789,333
Distributions
Net Investment Income
Investor Shares	(31,297)	(33,098)
Admiral Shares	(61,637)	(57,027)
Realized Capital Gain[1]
Investor Shares	(28,164)	(17,275)
Admiral Shares	(55,511)	(30,929)
Total Distributions	(176,609)	(138,329)
Capital Share Transactions
Investor Shares	(38,178)	69,412
Admiral Shares	189,834	470,130
Net Increase (Decrease) from Capital Share Transactions	151,656	539,542
Total Increase (Decrease)	(218,169)	1,190,546
Net Assets
Beginning of Period	3,766,070	2,575,524
End of Period	3,547,901	3,766,070
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $7,337,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

95

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.19	$11.55	$12.61	$13.32	$10.77
Investment Operations
Net Investment Income	. 351	. 372.374		.369	.382
Net Realized and Unrealized Gain (Loss)
on Investments	(1.070)	2.833	(.937)	(.361)	3.058
Total from Investment Operations	(.719)	3.205	(.563)	.008	3.440
Distributions
Dividends from Net Investment Income	(.351)	(.372)	(. 374)	(. 369)	(. 382)
Distributions from Realized Capital Gains	(. 320)	(.193)	(.123)	(. 349)	(.508)
Total Distributions	(.671)	(. 565)	(. 497)	(.718)	(.890)
Net Asset Value, End of Period	$12.80	$14.19	$11.55	$12.61	$13.32

Total Return[1]	-4.91%	28.47%	-4.45%	0.00%	32.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,148	$1,318	$1,013	$1,349	$1,621
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.76%	3.02%	3.14%	2.78%	3.14%
Portfolio Turnover Rate	117%[2]	59%[2]	44%	105%[2]	229%[2]
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 36%, 22%, 61%, and 119% attributable to mortgage-dollar-roll activity in 2016, 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

96

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.19	$11.55	$12.61	$13.32	$10.77
Investment Operations
Net Investment Income	. 363	. 384.386		.382	.395
Net Realized and Unrealized Gain (Loss)
on Investments	(1.070)	2.833	(.937)	(.361)	3.058
Total from Investment Operations	(.707)	3.217	(. 551)	. 021	3.453
Distributions
Dividends from Net Investment Income	(.363)	(.384)	(.386)	(. 382)	(. 395)
Distributions from Realized Capital Gains	(. 320)	(.193)	(.123)	(. 349)	(.508)
Total Distributions	(.683)	(. 577)	(. 509)	(.731)	(.903)
Net Asset Value, End of Period	$12.80	$14.19	$11.55	$12.61	$13.32

Total Return[1]	-4.81%	28.60%	-4.36%	0.10%	32.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,400	$2,448	$1,563	$2,063	$2,199
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.86%	3.12%	3.24%	2.88%	3.24%
Portfolio Turnover Rate	117%[2]	59%[2]	44%	105%[2]	229%[2]
1 Total returns do not include account service fees that may have been applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 36%, 22%, 61%, and 119% attributable to mortgage-dollar-roll activity in 2016, 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

97

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

98

Long-Term Treasury Fund

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

99

Long-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $284,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

100

Long-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,541,365	—
Temporary Cash Investments	14,348	—	—
Liability for Options Written	(124)	—	—
Futures Contracts—Assets[1]	242	—	—
Futures Contracts—Liabilities[1]	(125)	—	—
Total	14,341	3,541,365	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2016	362	79,142	173
5-Year U.S. Treasury Note	March 2016	(377)	(45,493)	(561)
10-Year U.S. Treasury Note	March 2016	(252)	(32,654)	(4)
Ultra Long U.S. Treasury Bond	March 2016	50	8,310	174
30-Year U. S. Treasury Bond	March 2016	(22)	(3,543)	3
				(215)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

101

Long-Term Treasury Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,801,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2016, the fund had $2,228,000 of long-term capital gains available for distribution. The fund had available capital losses totaling $1,624,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $3,241,791,000. Net unrealized appreciation of investment securities for tax purposes was $313,922,000, consisting of unrealized gains of $316,416,000 on securities that had risen in value since their purchase and $2,494,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $4,003,231,000 of investment securities and sold $4,041,175,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	916	345
Options Written	6,413	2,224
Options Expired	(2,201)	(742)
Options Closed	(4,877)	(1,726)
Options Exercised	—	—
Balance at January 31, 2016	251	101

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	325,204	25,434	346,687	27,907
Issued in Lieu of Cash Distributions	56,655	4,473	47,791	3,789
Redeemed	(420,037)	(33,161)	(325,066)	(26,437)
Net Increase (Decrease)—Investor Shares	(38,178)	(3,254)	69,412	5,259
Admiral Shares
Issued	788,569	62,079	797,720	63,962
Issued in Lieu of Cash Distributions	100,412	7,938	75,138	5,941
Redeemed	(699,147)	(55,077)	(402,728)	(32,616)
Net Increase (Decrease)—Admiral Shares	189,834	14,940	470,130	37,287

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

102

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,452,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

103

Special 2015 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,306,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $41,918,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.3% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $64,389,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $83,713,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

105

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,005.22	$1.06
Admiral Shares	1,000.00	1,005.72	0.56
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,007.38	$1.06
Admiral Shares	1,000.00	1,007.88	0.56
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,022.59	$1.07
Admiral Shares	1,000.00	1,023.10	0.56
GNMA Fund
Investor Shares	$1,000.00	$1,017.80	$1.12
Admiral Shares	1,000.00	1,018.31	0.61
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,047.59	$1.08
Admiral Shares	1,000.00	1,048.10	0.57

106

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2015	1/31/2016	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
GNMA Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Short-Term Federal Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the GNMA Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; and for the Long-Term Treasury Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

108

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032016

Annual Report | January 31, 2016

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	11
Short-Term Investment-Grade Fund.	18
Intermediate-Term Investment-Grade Fund.	53
Long-Term Investment-Grade Fund.	84
High-Yield Corporate Fund.	111
About Your Fund’s Expenses.	135
Glossary.	137

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	2.01%	1.96%	-1.19%	0.77%
Admiral™ Shares	2.11	2.06	-1.19	0.87
Institutional Shares	2.14	2.09	-1.19	0.90
Barclays U.S. 1–5 Year Credit Bond Index				0.62
1–5 Year Investment-Grade Debt Funds Average				-0.11
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.77%	2.98%	-2.95%	0.03%
Admiral Shares	2.86	3.08	-2.95	0.13
Barclays U.S. 5–10 Year Credit Bond Index				-1.39
Core Bond Funds Average				-1.14
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.13%	3.97%	-10.30%	-6.33%
Admiral Shares	4.22	4.07	-10.30	-6.23
Barclays U.S. Long Credit A or Better Bond Index				-6.18
Corporate A-Rated Debt Funds Average				-2.56
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard High-Yield Corporate Fund
Investor Shares	6.50%	5.23%	-8.22%	-2.99%
Admiral Shares	6.59	5.32	-8.22	-2.90
High-Yield Corporate Composite Index				-4.45
High Yield Funds Average				-5.85
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

Corporate bonds were out of favor with investors over much of the fiscal year ended January 31, 2016. Prices of all bonds zigzagged lower in the first part of the period as the U.S. economy seemed to be getting back on track and deflationary fears receded. Although Treasury prices later regained some ground, corporate bond prices slipped further amid renewed concerns about global growth and another drop in commodity prices, which sapped demand for riskier assets.

Because price declines were steepest among longer-dated and lower-rated corporate bonds, Vanguard Long-Term Investment-Grade Fund returned –6.33% for the period and Vanguard High-Yield Corporate Fund –2.99%. (All returns and yields cited in this letter are for Investor Shares.) More modest price declines in the other two funds were offset by the income their holdings produced, leaving their performances in positive territory: Vanguard Intermediate-Term Investment-Grade Fund returned 0.03%, and Vanguard Short-Term Investment-Grade Fund returned 0.77%.

In terms of relative performance, the Intermediate-Term and High-Yield Funds significantly bested their benchmarks and the average returns of their peers. The Short-Term Fund also came in a step ahead of its comparable standards. The Long-Term Fund slightly lagged its benchmark and underperformed the average for its peer group, which does not specifically target long-dated securities.

With corporate bond prices falling, the 30-day SEC yields for the three investment grade funds rose by 45 to 59 basis points compared with a year earlier, ending the period at between 2.01% and 4.13%. (A basis point is one-hundredth of a percentage point.) The 30-day SEC yield for the High-Yield Fund climbed even more, by 151 basis points, to 6.50%.

Before discussing the markets, I’d like to take this opportunity to thank L.T. Hill, a portfolio manager of the Long-Term Fund since 2008, for his contribution to its performance. L.T. will be retiring in June. Sole responsibility for Wellington Management Company’s portion of the fund will fall to Scott St. John, who currently co-manages the fund with L.T.

Bonds ended the period flat despite a strong finish
Although bonds surged in January, the broad U.S. taxable bond market returned –0.16% for the fiscal year. The yield of the 10-year Treasury note ended the period at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

Bonds languished earlier in the fiscal year, when stocks were on firmer ground and many thought the Federal Reserve would raise short-term interest rates sooner rather than later. Market turmoil in January, however, seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the U.S. dollar’s strength against many foreign currencies. Without this currency effect, returns were modestly positive.

Money market funds and savings accounts generated scant returns as the Fed’s long-running rate target of 0%–0.25% persisted through much of the period. In December, the Fed raised its target to 0.25%–0.5%.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after a solid first half as investors grew more concerned that China’s slower economic growth would spread globally. Oil and commodity prices continued to fall, hurting producers but favoring consumers.

The Fed’s rate increase ended months of uncertainty. Central banks in Europe and Asia moved in the opposite direction, adding to their stimulus measures to combat weak growth and low inflation.

The dollar’s strength also weighed on international stocks, which returned about –11%. Although emerging markets slipped the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.75%
Intermediate-Term Investment-Grade Fund	0.20	0.10	—	0.80
Long-Term Investment-Grade Fund	0.22	0.12	—	0.86
High-Yield Corporate Fund	0.23	0.13	—	1.10
The fund expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds.

4

Rising rates and a lower appetite for risk served as downdrafts
As the Fed wound down its third round of stimulative bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term rates. Prospects for growth and inflation improved in the first part of 2015, bolstering the Fed’s case and pushing rates higher across the maturity spectrum.

The picture grew more clouded, though, as the year went on, amid concerns including Greece’s debt crisis, China’s slowdown, and commodity price drops. These developments rekindled some demand for Treasuries but further dampened investor interest in lower-quality corporate bonds.

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	3.49%
Barclays U.S. 1–5 Year Credit Bond Index	4.11
1–5 Year Investment-Grade Debt Funds Average	2.45
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Investment-Grade Fund Investor Shares	5.46%
Barclays U.S. 5–10 Year Credit Bond Index	5.87
Spliced Core Bond Funds Average	4.01
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Investment-Grade Fund Investor Shares	6.73%
Barclays U.S. Long Credit A or Better Bond Index	6.29
Corporate A-Rated Debt Funds Average	4.28
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

High-Yield Corporate Fund Investor Shares	5.82%
High-Yield Corporate Composite Index	6.19
Barclays U.S. Corporate High Yield Bond Index	6.62
High Yield Funds Average	4.84
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Although higher interest rates should benefit buy-and-hold bond investors over the long term, their rise over the 12 months pushed bond prices down, especially for longer-dated securities, which are more sensitive to rate movements. This is reflected in capital returns of roughly –10% for the Long-Term Fund and –8% for the High-Yield Fund. In contrast, capital returns cut about 3% off the return of the Intermediate-Term Fund and about 1% off that of the Short-Term Fund. (You can find the capital and income returns, which together make up your fund’s total returns, on page 1.)

Versus their benchmarks, the Short-and Intermediate-Term Funds’ shorter durations were a positive. (Duration is a gauge of a fund’s sensitivity to changes in interest rates.) Asset-backed securities and Treasuries, which the advisor holds for diversification and liquidity purposes, outperformed corporates over the period, helping results. Underweighting BBB-rated securities proved a good call as well.

An underweighting of the energy sector added to relative returns in all four funds as the low price of oil weighed on energy companies’ credit profiles.

On the other side of the ledger, the Long-Term Fund’s out-of-benchmark allocation to BBB-rated securities detracted, as did the High-Yield Fund’s holding less than its custom benchmark’s 5% allocation to Treasuries.

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2015	2016
Short-Term Investment-Grade
Investor Shares	1.56%	2.01%
Admiral Shares	1.66	2.11
Institutional Shares	1.69	2.14
Intermediate-Term Investment-Grade
Investor Shares	2.32%	2.77%
Admiral Shares	2.42	2.86
Long-Term Investment-Grade
Investor Shares	3.54%	4.13%
Admiral Shares	3.64	4.22
High-Yield Corporate
Investor Shares	4.99%	6.50%
Admiral Shares	5.09	6.59

6

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

Rigorous credit analysis underpinned ten-year returns
Investing in corporate bonds means you’re taking on more risk than you would with “risk-free” Treasuries in exchange for higher yields. Over the past decade, credit analysis by the funds’ advisors, Vanguard Fixed Income Group and Wellington Management Company, has helped them identify opportunities among the thousands of corporate bonds in the market for which risk is well-compensated. That, along with low expenses, helped produce average annual returns ranging from 3.49% for the Short-Term Fund to 6.73% for the Long-Term Fund for the ten years through January 31, 2016.

Those results were 1 to 2.5 percentage points higher than the average for the funds’ peer groups—not an easy feat in the world of fixed income investing. Relative to their benchmarks, the Long-Term Fund came out ahead, while the three other funds lagged.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 8.

7

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 and, especially, the start of 2016 brought stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (Generally, a decline of 20% or more lasting at least two months qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 7 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

8

ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

Investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 11, 2016

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.73	$10.60	$0.209	$0.002
Admiral Shares	10.73	10.60	0.220	0.002
Institutional Shares	10.73	10.60	0.223	0.002
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$10.06	$9.72	$0.296	$0.044
Admiral Shares	10.06	9.72	0.306	0.044
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$11.34	$10.00	$0.446	$0.176
Admiral Shares	11.34	10.00	0.456	0.176
Vanguard High-Yield Corporate Fund
Investor Shares	$5.98	$5.46	$0.323	$0.029
Admiral Shares	5.98	5.46	0.329	0.029

10

Advisors’ Report

Vanguard Fixed Income Group

For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

For the 12 months ended January 31, 2016, Vanguard Short-Term Investment-Grade Fund returned 0.77% for Investor Shares, 0.87% for Admiral Shares, and 0.90% for Institutional Shares, outpacing its benchmark. Vanguard Intermediate-Term Investment-Grade Fund returned 0.03% for Investor Shares and 0.13% for Admiral Shares, exceeding its negative benchmark result. After advancing about 20% the previous fiscal year, Vanguard Long-Term Investment-Grade Fund came in a step behind its benchmark this time, returning –6.33% for Investor Shares and –6.23% for Admiral Shares. (We manage about 10% of the Long-Term Fund’s assets. The Short- and Intermediate-Term Funds came in ahead of the average returns of their peer groups, but the Long-Term Fund lagged.

The investment environment
During most of calendar year 2015, investors kept a watchful eye on U.S. economic indicators, seeking clues to when the Federal Reserve would raise interest rates for the first time since 2006. Shortly after the answer came in mid-December, speculation turned to when the next increase would occur.

While investors awaited the Fed’s first tightening move, many other central banks, including the People’s Bank of China, pursued monetary easing. The European Central Bank (ECB) began a major bond-buying program last March that, along with other steps, helped push yields on many European sovereign bonds into negative territory. In January 2016, the Bank of Japan announced negative interest rates for certain bank deposits, joining the likes of the euro zone, Sweden, Denmark, and Switzerland.

Several other global developments also held investors’ attention. Prices of oil and other commodities kept falling, especially late in the period, signaling an end to the commodity supercycle we’ve been experiencing. Greece negotiated another bailout after teetering again on the brink of leaving the euro zone. And fears mounted of a hard landing for China (which India appears to have overtaken as the world’s fastest-growing economy).

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2015	2016
2 years	0.52%	0.82%
3 years	0.83	1.03
5 years	1.27	1.40
10 years	1.75	1.98
30 years	2.32	2.79
Source: Vanguard.

11

Closer to home, after a weak start, U.S. economic growth rebounded in the second and third calendar quarters of 2015. But it was anemic again in the fourth, growing 1.0% on an inflation-adjusted, annualized basis. Still, the U.S. economy’s growth rate topping 2% for 2015 as a whole made it one of the “best houses on the block.” Inflation, however, remained worryingly low and significantly short of the Fed’s long-term target of 2%, raising questions about when the Fed might deem the economy ready for another rate increase.

As for investor appetite, the period was mostly one of “risk off.” At the same time, issuance hit another record high, partly reflecting the breakneck pace of mergers and acquisitions pushing up corporate leverage.

Given that supply/demand backdrop, the spread in yields between corporate investment-grade bonds and Treasuries widened. They started the fiscal year at 136 basis points, but with the spread for energy sector bonds more than doubling as the price of oil continued to slide, the spread for corporate investment-grade bonds as a whole finished at 193 basis points. (A basis point is one-hundredth of a percentage point.)

Management of the funds
All three funds had slightly shorter durations than their benchmarks, giving them some cushion from the rise in interest rates. For liquidity and diversification, they also had an allocation to U.S. Treasuries. Although this conservative positioning can drag on performance when rates are falling or when riskier assets are in favor, it helped the funds relative to their benchmarks over the 12 months.

Among sectors, favoring financials over industrials was a positive. Bonds issued by financial institutions held up relatively well as regulatory changes have led to stronger balance sheets overall in that sector. Industrials, on the other hand, underperformed as companies took on more debt to carry out mergers and acquisitions, and the energy sector’s credit profile was hurt by the price collapse in oil.

We added value to the Short- and Intermediate-Term Funds through out-of-benchmark allocations to asset-backed securities—that is, securities typically backed by auto loans, student loans, and credit-card debt. They were one of the best-performing segments of the broad taxable U.S. bond market over the period. Our tilt away from BBB bonds also worked out as investors shied away from these securities rated just above junk status.

BBB-rated bonds in our portion of the Long-Term Fund, however, hurt performance relative to the fund’s benchmark, which consists of bonds rated A and above. On the other hand, our holdings in taxable municipal bonds, which are also not part of the benchmark, helped.

12

In all three portfolios, our holdings in non-U.S. dollar-denominated securities, although small, aided performance. Those holdings were possible because of our increasing global presence. We have credit analysts who look for corporate debt opportunities outside the United States and have the ability to efficiently execute trades on the ideas they generate. We also have the hedging capability to mitigate the currency risk associated with investing in bonds not denominated in dollars.

Outlook
As noted in the latest edition of Vanguard’s Economic and Investment Outlook, we expect real U.S. GDP growth to move this calendar year toward its long-term trend of about 2%. This base-case expectation considers possible upsides coming from housing, consumer and business confidence, the service sector, and the labor market; it also considers possible downsides associated with manufacturing and trade, which have experienced a drag from the strong U.S. dollar.

The continued decline in oil prices in 2015, and again early this year, has been driven primarily by increased supply. Vanguard’s research shows that large supply-driven decreases in oil prices can benefit the U.S. economy because they act as a “tax cut” for consumers—even after accounting for additional savings by consumers and the negative effects on energy-sector capital investment.

In recent months, we’ve seen significant moves in Treasury yields—sometimes on a daily basis—in response to such developments as Fed policy statements, oil price changes, and foreign central bank policies (particularly, Japan’s surprise move to set negative interest rates). Volatility in U.S. interest rates, and hence in bond prices, is likely to remain elevated. That said, we continue to expect that the U.S. economy’s relative strength will help set a floor on rates and that global conditions—including the strong dollar and potentially more stimulus from Japan and the ECB—should serve as a cap.

Based on the Fed’s recent statements that it is closely monitoring global economic and financial developments, a rate increase in March appears less likely than it did in December. Regardless of the timing, we anticipate that increases will be gradual.

In managing the funds, we expect to maintain a high level of liquidity by holding bonds we can sell easily without affecting the funds’ core positioning. That stance should serve us well should we see an increase in shareholder redemptions or find price dislocations that give us buying opportunities.

Gregory Davis, CFA, Principal
Global Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
Portfolio Manager

February 26, 2016

Wellington Management Company llp

For the Long-Term Investment-Grade Fund

As mentioned above, Vanguard Long-Term Investment-Grade Fund returned –6.33% for Investor Shares and –6.23% for Admiral Shares. Those results were below the –6.18% return of its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, and its average peer return of –2.56%. The portion of the Long-Term Fund that we manage (“the portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the credit-worthiness of corporate bond issuers.

Investment environment
Fixed income markets were volatile over the 12 months as investors grappled with increasingly divergent economic growth and central bank policy. With the U.S. economic outlook improving compared with the rest of the world, market participants agonized over the timing of the Federal Reserve Bank’s first interest rate increase and potential market implications.

An increased risk that Greece might exit the euro zone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile, rebounding from record lows at the start of 2015 only to fall again in the third and fourth quarters. An unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the slowdown in that country and its potential spillover effects.

Many major central banks eased monetary policy, with some resorting to radical measures to counter falling inflation and stimulate growth. In the first half of the period, the European Central Bank launched an open-ended government bond-buying program; that prompted other central banks to act to stop their currencies from appreciating. China’s central bank entered into an aggressive monetary easing cycle to counter deflationary risks and the slowing growth. Below-trend growth and low inflation kept the Bank of England on the sidelines, while the Fed charted a course for normalizing policy.

Growth in the major developed markets stabilized in 2015, while emerging-market growth languished, held back by a slowdown in Asia. Economic data in the euro zone improved and broadened across countries, but inflationary pressures were nonexistent. The United Kingdom and Japan showed little sign of reflationary pressures despite continued strength in their labor markets.

In the United States, data releases highlighted some conflicting themes affecting the economy. The fragile global economy, a stronger U.S. dollar, and falling oil prices impeded the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Low commodity prices suppressed headline inflation, but core consumer prices started gradually moving higher, giving the Fed the confidence to raise rates in December. This widely anticipated rate increase ended seven years of near-zero short-term interest rates, though the Fed insisted that the pace of increases would be gradual and dependent on the direction of economic data. The Fed seemingly achieved a smooth liftoff, judging by the market’s relatively muted reaction.

Although U.S. Treasuries eked out positive absolute returns for the fiscal year, corporate bonds generated negative total returns, with coupon income in most sectors unable to offset the impact of rising interest rates and widening spreads over the volatile period.

The portfolio’s shortfalls
Selection within capital goods and electric bonds weighed on relative results. So did an overweight allocation to banking issuers, as well as the portfolio’s duration and yield curve positioning.

The portfolio’s successes
Security selection among bonds issued by finance companies aided relative results. An underweighting of basic industry and energy issuers was also beneficial.

Outlook
We are balancing a positive view of U.S. growth trends and attractive valuations with increasing concerns about central bank actions, China’s slowdown, and weak commodity prices, leading us to a slightly overweight allocation to investment-grade corporate bonds.

The U.S. economy remains on a positive growth trajectory, and we are projecting GDP growth of 1.9% for calendar year 2016. The labor market should further improve, and the Fed is expected to embark on a gradual pace of tightening, as inflation remains low.

Emerging markets have begun a downgrade cycle because of lower commodity prices. The ECB and Bank of Japan are focused on disinflationary pressures in their economies and are likely to maintain their accommodative monetary policies, while China is combating a slowdown. These factors pose threats to the stability of the U.S. recovery.

Looking at fundamentals, corporate earnings could remain under pressure from the strong U.S. dollar. Credit fundamentals are trending down for investment-grade companies, and the outstanding stock of debt continues to increase. Mergers and acquisitions and other shareholder-friendly activities are expected to remain elevated. Default rates are likely to increase in commodity-related sectors, including in energy and in metals and mining.

Corporate bond market liquidity remains challenging, exacerbated by a larger share of corporate bonds being held among buy-side investors than by dealers. We think the pace of new issuance will remain elevated in the first half of 2016 to fund merger and acquisition transactions, but it is likely to slow in the second half. Current valuations are attractive based on long-term investment horizons.

The timing, pace, and magnitude of an upturn in interest rates will determine how fixed income markets perform and may well contribute to negative total returns in future periods. However, many of the forces that kept yields low in recent years (accommodative monetary policies, subdued inflation, and global recession fears) persist.

The portfolio‘s position in long-term investment-grade bonds should contribute to income stability. The major risks are, of course, rising long-term rates, a widening in corporate bond risk premiums, or both.

Lucius T. Hill III, Senior Managing Director and Fixed Income Portfolio Manager

Scott I. St. John, CFA
Senior Managing Director
and Fixed Income Portfolio Manager

February 18, 2016

Wellington Management Company llp

For the High-Yield Corporate Fund

For the 12 months ended January 31, 2016, the fund returned –2.99% for Investor Shares, outperforming the return of –4.45% for the benchmark composite index, which consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index. The fund’s decline was primarily due to weakness in commodity prices, namely in energy. The interest rate and credit environments also influenced returns in the high-yield market.

The investment environment
Monetary policy was accommodative for most of the period, but the Federal Reserve in December initiated its first interest rate increase since 2006. U.S. Treasury yields across the maturity spectrum ended the period higher than they started. The 10-year Treasury yield, for example, ended at 1.98%, up from 1.75% a year earlier. Because bond yields and prices move in opposite directions, bond prices declined. The rise in Treasury yields most affected longer-duration and interest rate-sensitive fixed income assets.

In addition, credit-sensitive sectors, including the high-yield market, generally underperformed. Although economic data in the United States and Europe continued to improve, China and emerging-market growth indicators weakened, and commodity prices significantly declined; that led corporate credit spreads to widen, resulting in negative capital returns that offset coupon income.

Performances notably diverged by credit quality. High-yield investors favored bonds of relatively higher quality, concerned that declining commodity prices could slow global growth. BB-rated bonds performed best, returning –3.15%, as measured by Barclays U.S. Corporate High Yield Index data. Caa-rated bonds experienced more severe spread widening and returned –15.02%; B-rated bonds returned –6.66%. The spread of the high-yield market widened to 734 basis points over Treasuries as of

January 31, 2016, from 509 basis points a year earlier. The average price of high-yield bonds declined $12, to $87.

Overall, corporate fundamentals and debt levels at most companies have remained stable. We expect continued steady U.S. GDP growth in 2016 and believe that most high-yield companies can sustain solid credit profiles in that environment. Therefore, we see the economic backdrop for the high-yield market as generally supportive, but we’re closely monitoring factors that could trigger commodity-related stress that could spread to the broader market. Such factors include the potential impact of a strengthening U.S. dollar on the industrial economy and the potential for a contraction in credit availability, especially to the riskiest borrowers.

Although we expect default rates to increase through 2016, we believe that defaults are likely to stay concentrated in the energy and metals and mining sectors. Defaults so far have remained manageable. Moody’s trailing 12-month global speculative-grade default rate ended December at 3.2%, still below the long-term average of 3.9%. Given this outlook, we are seeking to take advantage of recent dislocations created by the sell-off in non-energy companies, where wider spreads are attractive and the credits are well-supported by strong fundamentals.

The fund’s successes
The fund benefited from an underweight allocation to, and positive credit selection in, the energy sector. Overweight exposure to, and selection in, technology also helped.

The fund’s shortfalls
Security selection in metals and mining and utilities detracted from relative returns, as did an underweight allocation to the food and beverage sector. An underweight allocation to Treasury securities also weighed on relative returns, as they outperformed high-yield bonds.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-quality names in the high-yield market. We believe that these credits have more consistent businesses and more predictable cash flows than those of lower quality. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Managing Director and Fixed Income Portfolio Manager

February 18, 2016

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	2.01%	2.11%	2.14%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,150	2,380	9,720
Yield to Maturity
(before expenses)	2.2%	2.3%	2.3%
Average Coupon	3.2%	3.4%	3.2%
Average Duration	2.6 years	2.7 years	5.4 years
Average Effective
Maturity	3.3 years	2.9 years	7.7 years
Short-Term
Reserves	1.8%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	10.5%
Commercial Mortgage-Backed	10.5
Finance	27.6
Foreign	6.9
Government Mortgage-Backed	0.1
Industrial	27.9
Treasury/Agency	11.2
Utilities	4.6
Other	0.7
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.75
Beta	0.85	0.37
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	11.4%
1 - 3 Years	46.1
3 - 5 Years	27.6
5 - 7 Years	5.8
7 - 10 Years	8.7
10 - 20 Years	0.1
20 - 30 Years	0.2
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	10.9%
Aaa	17.5
Aa	14.6
A	30.6
Baa	22.9
Ba	1.4
Not Rated	2.1
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Investment-Grade Fund
	Investor Shares	0.77%	2.04%	3.49%	$14,090
••••••••	Barclays U.S. 1–5 Year Credit Bond
	Index	0.62	2.52	4.11	14,963
– – – –	1–5 Year Investment-Grade Debt Funds	-0.11	1.49	2.45	12,736
	Barclays Average U.S. Aggregate Bond Index	-0.16	3.51	4.66	15,765
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares	0.87%	2.14%	3.60%	$71,186
Barclays U.S. 1–5 Year Credit Bond Index	0.62	2.52	4.11	74,815
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
	Periods Ended January 31, 2016
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	0.90%	2.17%	3.63%	$7,142,473

Barclays U.S. 1–5 Year Credit Bond Index	0.62	2.52	4.11	7,481,529

Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	7,882,415

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.58%	0.38%	4.96%	4.74%
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	1.96	-1.19	0.77	0.62

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	1.03%	2.04%	3.26%	0.20%	3.46%
Admiral Shares	2/12/2001	1.13	2.13	3.36	0.20	3.56
Institutional Shares	9/30/1997	1.16	2.17	3.40	0.20	3.60

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
^	United States Treasury Inflation
	Indexed Bonds	0.375%	7/15/25	865,377	855,521	1.6%
‡,§	United States Treasury Note/Bond	1.250%	11/15/18	677,250	682,749	1.3%
	United States Treasury Note/Bond	0.750%	3/15/17	636,300	636,796	1.2%
	United States Treasury Note/Bond	0.875%	5/15/17	516,200	517,331	1.0%
	United States Treasury Note/Bond	0.500%	1/31/17	370,750	370,172	0.7%
‡	United States Treasury Note/Bond	0.875%	7/15/18	316,650	316,552	0.6%
‡	United States Treasury Note/Bond	1.500%	12/31/18	311,400	316,071	0.6%
	United States Treasury Note/Bond	1.000%	3/31/17	288,700	289,736	0.6%
	United States Treasury Note/Bond	1.125%	1/15/19	271,600	272,830	0.5%
	United States Treasury Note/Bond	0.875%	1/31/17	264,800	265,380	0.5%
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	212,583	0.4%
	United States Treasury Note/Bond	1.000%	9/15/18	205,550	205,967	0.4%
	United States Treasury Note/Bond	1.250%	10/31/18	203,300	204,951	0.4%
	United States Treasury Note/Bond	1.375%	1/31/21	164,200	164,533	0.3%
	United States Treasury Note/Bond	1.000%	8/15/18	146,250	146,616	0.3%
	United States Treasury Note/Bond	0.875%	2/28/17	130,700	130,965	0.2%
‡	United States Treasury
	Note/Bond	0.500%–1.250%	9/30/16–8/31/19	222,471	223,104	0.4%
					5,811,857	11.0%

Conventional Mortgage-Backed Securities †					1,136	0.0%

Nonconventional Mortgage-Backed Securities †					26,360	0.0%
Total U.S. Government and Agency Obligations (Cost $5,809,500)					5,839,353	11.0%
Asset-Backed/Commercial Mortgage-Backed Securities
1	Ally Master Owner Trust
	Series 2012-5	1.540%	9/15/19	90,765	90,813	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	21,866	22,191	0.0%
1	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	21,988	22,378	0.0%
1	Banc of America Commercial
	Mortgage Trust 2007-2	5.739%	4/10/49	33,469	34,117	0.1%
1	Banc of America Commercial
	Mortgage Trust 2008-1	6.380%–6.424%	2/10/51	63,168	66,977	0.1%
1	Banc of America Commercial
	Mortgage Trust
	2015-UBS7	3.705%–4.512%	9/15/48	10,940	11,214	0.0%
1	Banc of America Funding
	2006-H Trust	2.816%	9/20/46	19,284	16,152	0.0%
1	Banc of America Mortgage
	2003-F Trust	2.748%	7/25/33	1,032	994	0.0%
1	Bank of America Mortgage
	2002-J Trust	3.735%	9/25/32	19	19	0.0%
1	Bear Stearns Commercial
	Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	20,710	20,927	0.0%
1	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.911%	6/11/40	16,938	17,463	0.0%
1	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	82,342	86,186	0.2%
1	Capital One Multi-asset
	Execution Trust 2015-A8	2.050%	8/15/23	85,040	85,542	0.2%
[1,2]	Chase Issuance Trust 2007-C1	0.885%	4/15/19	30,415	30,299	0.1%
[1,3]	Chrysler Capital Auto
	Receivables Trust 2013-AA 1.830%–2.930%		3/15/19–8/17/20	13,931	13,896	0.0%
[1,3]	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,223	0.0%
[1,3]	Chrysler Capital Auto
	Receivables Trust 2015-BA 2.260%–4.170%		10/15/20–1/16/23	49,125	49,688	0.1%
[1,2]	Citibank Credit Card
	Issuance Trust 2008-A7	1.801%	5/20/20	49,891	51,002	0.1%
1	Citibank Credit Card
	Issuance Trust 2014-A1	2.880%	1/23/23	16,000	16,771	0.0%
1	Citibank Credit Card
	Issuance Trust 2014-A6	2.150%	7/15/21	80,045	81,551	0.2%
1	Citigroup Mortgage Loan Trust
	2007-AR8	2.774%	7/25/37	1,203	1,109	0.0%
1	COMM 15-CR22
	Mortgage Trust	3.309%	3/10/48	30,240	30,515	0.1%
1	COMM 2006-C8
	Mortgage Trust	5.292%–5.306%	12/10/46	55,900	56,985	0.1%
1	COMM 2007-C9
	Mortgage Trust	5.989%	12/10/49	22,958	23,716	0.1%
1	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,337	0.0%
1	COMM 2012-CCRE4
	Mortgage Trust	2.853%	10/15/45	10,825	10,943	0.0%
1	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,655	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	COMM 2012-CR3
	Mortgage Trust	2.822%	10/15/45	23,195	23,432	0.0%
1	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	57,295	62,146	0.1%
1	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	49,831	53,204	0.1%
1	COMM 2013-CCRE13
	Mortgage Trust	4.911%	12/10/23	12,757	13,563	0.0%
1	COMM 2013-CCRE8
	Mortgage Trust	3.612%	6/10/46	38,814	40,722	0.1%
[1,3]	COMM 2013-CCRE9
	Mortgage Trust	2.972%–4.397%	7/10/45–8/10/46	66,302	70,584	0.1%
1	COMM 2013-CR13
	Mortgage Trust	4.194%	11/10/23	26,695	29,033	0.1%
[1,3]	COMM 2013-CR9
	Mortgage Trust	4.397%	7/10/45	8,250	8,312	0.0%
[1,3]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	65,053	69,359	0.1%
1	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,139	0.0%
[1,3]	COMM 2013-SFS
	Mortgage Trust	3.086%	4/12/35	5,490	5,581	0.0%
[1,3]	COMM 2014-277P
	Mortgage Trust	3.732%	8/10/49	29,250	30,363	0.1%
1	COMM 2014-CCRE14
	Mortgage Trust	3.743%	2/10/47	5,375	5,666	0.0%
1	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.867%	2/10/47	56,870	60,907	0.1%
1	COMM 2014-CR14
	Mortgage Trust	4.236%	2/10/47	10,110	11,011	0.0%
1	COMM 2014-CR17
	Mortgage Trust	3.977%–4.895%	5/10/47	76,466	81,358	0.2%
1	COMM 2014-CR18
	Mortgage Trust	3.452%–3.828%	7/15/47	38,619	40,751	0.1%
1	COMM 2014-CR20
	Mortgage Trust	3.590%	11/10/47	30,695	31,731	0.1%
1	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,245	0.0%
1	COMM 2014-LC19
	Mortgage Trust	3.040%	2/10/48	4,330	4,389	0.0%
1	COMM 2015-CR24
	Mortgage Trust	3.445%–3.696%	8/10/55	29,445	30,614	0.1%
1	COMM 2015-CR25
	Mortgage Trust	3.759%	8/10/48	37,661	39,289	0.1%
1	COMM 2015-CR26
	Mortgage Trust	3.630%	10/10/48	28,350	29,180	0.1%
1	COMM 2015-CR27
	Mortgage Trust	3.612%–4.621%	10/10/48	24,993	25,009	0.1%
1	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	114,300	114,676	0.2%
[1,3]	Drive Auto Receivables
	Trust 2015-A	2.280%–4.120%	6/17/19–7/15/22	29,960	30,011	0.1%
[1,3]	Drive Auto Receivables
	Trust 2015-B	1.300%	6/15/18	7,030	7,025	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[1,3]	Drive Auto Receivables
	Trust 2015-BA	2.120%–3.840%	6/17/19–7/15/21	35,310	35,154	0.1%
[1,3]	Drive Auto Receivables
	Trust 2015-C	2.230%–4.200%	9/16/19–9/15/21	51,860	51,726	0.1%
[1,3]	Drive Auto Receivables
	Trust 2015-DA	1.590%–4.590%	12/17/18–1/17/23	96,100	96,018	0.2%
[1,3]	Drive Auto Receivables
	Trust 2016-AA	2.110%–3.910%	5/15/19–5/17/21	40,760	40,783	0.1%
1	Ford Credit Auto
	Lease Trust 2014-A	1.160%	8/15/17	22,593	22,561	0.0%
1	Ford Credit Auto Lease
	Trust 2015-A	1.310%	8/15/18	8,390	8,349	0.0%
1	Ford Credit Auto Lease
	Trust 2015-B	1.540%–1.920%	2/15/19–3/15/19	33,045	33,004	0.1%
1	Ford Credit Auto Owner
	Trust 2013-C	1.680%	11/15/18	4,870	4,884	0.0%
1	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	25,138	25,151	0.1%
[1,3]	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	27,358	27,648	0.1%
[1,3]	Ford Credit Auto Owner
	Trust 2014-2	2.310%–2.510%	4/15/26	38,170	38,613	0.1%
[1,3]	Ford Credit Auto Owner
	Trust 2015-1	2.120%	7/15/26	22,750	22,861	0.0%
[1,3]	Ford Credit Auto Owner
	Trust 2015-2	2.440%	1/15/27	61,000	61,910	0.1%
1	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	12,700	12,765	0.0%
1	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	17,415	17,509	0.0%
1	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	26,574	26,742	0.1%
1	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.490%	9/15/19	117,285	117,158	0.2%
1	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-5	1.690%–2.140%	9/15/19	15,650	15,644	0.0%
1	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,621	0.0%
1	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-1	1.400%–2.310%	2/15/19–2/15/21	14,711	14,729	0.0%
[1,2]	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-2	0.925%	2/15/21	9,200	9,145	0.0%
1	Ford Credit Floorplan
	Master Owner Trust
	A Series 2014-4	1.400%	8/15/19	68,275	68,283	0.1%
1	Ford Credit Floorplan
	Master Owner Trust A
	Series 2015-2	1.980%	1/15/22	9,396	9,423	0.0%
1	Ford Credit Floorplan Master
	Owner Trust A Series 2015-5	2.390%	8/15/22	72,600	73,591	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	89,890	89,759	0.2%
[1,3]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	63,659	63,739	0.1%
[1,2,3] Golden Credit Card Trust 2015-1A		0.866%	2/15/20	59,900	59,671	0.1%
[1,3]	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	53,749	0.1%
[1,3]	GS Mortgage Securities Trust
	2010-C2	5.358%	12/10/43	3,530	3,828	0.0%
[1,3]	GS Mortgage Securities Trust
	2011-GC3	5.825%	3/10/44	2,280	2,519	0.0%
[1,3]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	32,716	34,287	0.1%
[1,3]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	36,047	36,742	0.1%
[1,3]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	1,000	1,112	0.0%
[1,3]	GS Mortgage Securities
	Trust 2013-GC13	4.171%–4.204%	7/10/46	27,820	29,667	0.1%
1	GS Mortgage Securities
	Trust 2013-GC14	3.955%	8/10/46	16,880	18,228	0.0%
1	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	18,175	18,482	0.0%
1	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	80,026	85,661	0.2%
1	GS Mortgage Securities
	Trust 2014-GC20	3.998%	4/10/47	39,862	42,504	0.1%
1	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.662%	9/10/47	63,966	66,982	0.1%
1	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	18,190	18,978	0.0%
1	GS Mortgage Securities
	Trust 2015-GC28	3.396%	2/10/48	9,730	9,872	0.0%
1	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	20,765	21,084	0.0%
1	GS Mortgage Securities
	Trust 2015-GC32	3.764%–4.559%	7/10/48	23,950	24,693	0.1%
1	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.810%	10/10/48	52,040	53,092	0.1%
1	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2006-LDP6	5.471%	4/15/43	13,376	13,364	0.0%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	6.106%	4/15/45	17,462	17,596	0.0%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-C1	5.716%	2/15/51	4,579	4,753	0.0%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	39,290	41,038	0.1%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	38,853	39,933	0.1%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	28,888	30,237	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[1,3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2009-IWST	5.633%	12/5/27	6,185	7,044	0.0%
[1,3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C1	4.608%	6/15/43	2,300	2,385	0.0%
[1,3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C2	3.616%–5.743%	11/15/43	19,765	20,983	0.0%
[1,3]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C3	4.388%–5.360%	2/15/46	46,621	50,464	0.1%
[1,3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2011-C5	5.500%	8/15/46	4,100	4,710	0.0%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	18,490	19,466	0.0%
[1,3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	17,175	17,384	0.0%
1	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	29,121	0.1%
[1,3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-HSBC	3.093%	7/5/32	5,850	6,029	0.0%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-LC9	2.840%	12/15/47	40,130	40,419	0.1%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C13	3.994%	1/15/46	14,110	15,155	0.0%
1	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C16	3.674%–5.176%	12/15/46	66,150	71,339	0.1%
1	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-LC11	1.855%–2.960%	4/15/46	19,047	19,158	0.0%
[1,2]	MBNA Credit Card Master
	Note Trust 2004-A3	0.686%	8/16/21	89,145	88,596	0.2%
1	Merrill Lynch Mortgage
	Investors Trust MLMI Series
	2003-A2	2.344%	2/25/33	2,563	2,463	0.0%
1	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	2.725%	7/25/33	709	696	0.0%
1	Merrill Lynch Mortgage Trust
	2006-C2	5.739%	8/12/43	10,817	10,927	0.0%
1	Merrill Lynch Mortgage Trust
	2008-C1	5.690%	2/12/51	8,179	8,549	0.0%
1	ML-CFC Commercial Mortgage
	Trust 2006-2	6.073%	6/12/46	6,487	6,522	0.0%
1	ML-CFC Commercial Mortgage
	Trust 2007-6	5.331%	3/12/51	6,059	6,050	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2012-C5	3.176%–3.792%	8/15/45	23,300	24,091	0.1%
1	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,778	0.0%
[1,3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	37,985	37,870	0.1%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.217%	7/15/46	27,100	29,425	0.1%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2013-C11	3.085%–4.361%	8/15/46	63,397	68,503	0.1%
1	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	8,080	8,543	0.0%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	8,300	8,962	0.0%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2013-C7	2.918%–3.214%	2/15/46	9,340	9,423	0.0%
1	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	27,928	0.1%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2014-C14	4.064%–4.384%	2/15/47	34,100	36,719	0.1%
1	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	15,170	16,279	0.0%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2014-C16	3.892%–4.916%	6/15/47	71,075	74,340	0.1%
1	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2014-C17	3.741%–4.011%	8/15/47	25,705	26,899	0.1%
1	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	11,150	11,808	0.0%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2014-C19	3.326%–3.526%	12/15/47	21,000	21,639	0.0%
1	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C20	3.069%–3.249%	2/15/48	21,793	22,014	0.0%
1	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	23,040	23,218	0.0%
1	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	24,660	25,642	0.1%
1	Morgan Stanley Bank of America
	Merrill Lynch Trust
	2015-C24	3.479%–3.732%	5/15/48	60,725	62,829	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2015-C25	3.383%–3.635%	10/15/48	31,280	32,313	0.1%
1	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	45,083	45,542	0.1%
1	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	10,517	10,697	0.0%
1	Morgan Stanley Capital I
	Trust 2007-IQ15	6.114%	6/11/49	31,255	32,337	0.1%
1	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	44,444	46,487	0.1%
1	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	19,258	0.0%
[1,3]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	17,581	0.0%
[1,3]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	29,322	0.1%
[1,3]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	25,254	0.1%
[1,3]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	31,420	32,787	0.1%
1	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.745%	12/15/48	47,120	47,938	0.1%
	Royal Bank of Canada	1.875%–2.100%	2/5/20–10/14/20	56,600	56,702	0.1%
1	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	24,054	24,104	0.1%
1	Santander Drive Auto
	Receivables Trust 2013-5	1.550%	10/15/18	6,300	6,303	0.0%
1	Santander Drive Auto
	Receivables Trust 2015-3	1.490%–3.490%	6/17/19–5/17/21	30,505	30,593	0.1%
1	Santander Drive Auto
	Receivables Trust 2015-4	1.580%–2.970%	9/16/19–3/15/21	70,290	70,600	0.1%
3	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				6,120,201	11.6%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $11,111,402)					11,144,194	21.1%
Corporate Bonds
Finance
	Banking
	Abbey National Treasury
	Services plc	1.375%	3/13/17	93,971	93,932	0.2%
	Abbey National Treasury
	Services plc	1.650%–4.000%	4/27/16–3/16/20	176,878	179,147	0.3%
	Bank of America Corp.	2.600%	1/15/19	138,123	138,399	0.3%
	Bank of America Corp.	1.950%–6.875%	3/17/16–7/15/18	408,881	425,154	0.8%
	Bank of America NA	1.125%–6.100%	11/14/16–3/26/18	222,684	222,909	0.4%
	Bank of Nova Scotia	2.550%	1/12/17	90,083	91,278	0.2%
	Bear Stearns Cos. LLC	5.550%–7.250%	1/22/17–2/1/18	84,063	89,861	0.2%
	Citigroup Inc.	1.350%–2.550%	3/10/17–7/29/19	397,635	396,905	0.7%
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	38,423	0.1%
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	116,196	0.2%
[4],5	Goldman Sachs Group Inc.	2.375%–6.250%	1/15/17–5/22/25	527,510	555,607	1.0%
	JPMorgan Chase & Co.	2.750%	6/23/20	88,183	88,492	0.2%
	JPMorgan Chase & Co.	2.350%	1/28/19	85,037	85,652	0.2%
1	JPMorgan Chase & Co.	1.350%–6.300%	2/15/17–12/29/49	472,968	484,451	0.9%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
5 JPMorgan Chase Bank NA	5.375%–6.000%	6/13/16–10/1/17	67,405	76,758	0.1%
Morgan Stanley	1.875%–6.625%	4/29/16–1/27/26	471,964	484,846	0.9%
National City Bank	5.250%–5.800%	12/15/16–6/7/17	29,375	30,669	0.1%
National City Corp.	6.875%	5/15/19	8,085	9,212	0.0%
PNC Bank NA	1.125%–6.875%	1/15/17–11/5/20	557,323	561,427	1.0%
PNC Funding Corp.	2.700%–5.625%	9/19/16–2/8/20	51,753	53,055	0.1%
Royal Bank of Canada	1.250%–2.875%	4/19/16–1/19/21	302,958	304,370	0.6%
Santander Bank NA	8.750%	5/30/18	33,955	38,426	0.1%
Santander UK Group Holdings plc	3.125%	1/8/21	19,520	19,691	0.0%
Synchrony Financial	3.000%	8/15/19	85,990	86,509	0.2%
Wachovia Bank NA	5.600%	3/15/16	26,540	26,691	0.1%
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	124,991	132,414	0.2%
Wells Fargo & Co.	2.125%	4/22/19	85,362	85,801	0.2%
4 Wells Fargo & Co.	1.150%–5.625%	6/15/16–12/7/20	386,384	386,385	0.7%
Wells Fargo Bank NA	6.000%	11/15/17	53,763	57,871	0.1%
3 Banking—Other †				6,254,039	11.8%
Brokerage
Nomura Holdings Inc.	2.000%	9/13/16	93,195	93,419	0.2%
Brokerage—Other †				178,887	0.3%
Finance Companies
3 GE Capital International Funding Co.	2.342%	11/15/20	116,444	116,848	0.2%
Finance Companies—Other †				139,487	0.3%
3 Insurance †				1,155,443	2.2%
Real Estate Investment Trusts
ARC Properties Operating Partnership
LP/Clark Acquisition LLC	2.000%	2/6/17	112,260	111,029	0.2%
3 Real Estate Investment Trusts—Other †				875,256	1.7%
				14,284,939	27.0%
Industrial
Basic Industry †				830,885	1.6%
Capital Goods
General Electric Co.	5.250%	12/6/17	131,375	140,851	0.3%
3 Capital Goods—Other †				1,347,288	2.5%
Communication
Verizon Communications Inc.	4.500%	9/15/20	92,180	99,690	0.2%
3 Communication—Other †				1,784,127	3.4%
Consumer Cyclical
CVS Health Corp.	2.800%	7/20/20	128,707	130,958	0.2%
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	86,703	0.2%
4 Ford Motor Credit Co. LLC	2.145%–6.625%	2/3/17–1/15/21	270,965	257,890	0.5%
3 Consumer Cyclical—Other †				1,932,506	3.6%
Consumer Noncyclical
AbbVie Inc.	1.800%	5/14/18	126,410	126,146	0.2%
AbbVie Inc.	2.500%	5/14/20	90,080	89,411	0.2%
Actavis Funding SCS	3.000%	3/12/20	111,213	112,618	0.2%
Altria Group Inc.	9.250%	8/6/19	69,792	85,418	0.2%
Anheuser-Busch InBev Finance Inc. 2.650%		2/1/21	125,000	125,965	0.2%
3 Consumer Noncyclical—Other †				2,759,013	5.2%
Energy
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	93,353	0.2%
3 Energy—Other †				2,229,303	4.2%
3 Other Industrial †				101,219	0.2%
3 Technology †				1,487,139	2.8%
3 Transportation †				676,238	1.3%
				14,496,721	27.4%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
3 Electric †				2,158,178	4.1%
Natural Gas †				198,097	0.4%
Other Utility †				10,061	0.0%
				2,366,336	4.5%
Total Corporate Bonds (Cost $31,270,339)				31,147,996	58.9%
Sovereign Bonds (U.S. Dollar-Denominated)
Export-Import Bank of Korea	4.000%	1/11/17	98,200	100,648	0.2%
Petroleos Mexicanos	5.750%	3/1/18	261,074	269,828	0.5%
Petroleos Mexicanos	8.000%	5/3/19	113,697	121,782	0.2%
3 Petroleos Mexicanos	3.500%–6.375%	7/18/18–1/23/46	143,590	139,004	0.3%
Republic of Turkey	7.500%	7/14/17	180,819	193,856	0.4%
Republic of Turkey	6.750%	4/3/18	105,240	113,265	0.2%
Republic of Turkey	7.000%	9/26/16	100,305	103,573	0.2%
United Mexican States	4.000%–5.750%	1/15/17–10/12/10	33,693	33,963	0.1%
3 Sovereign Bonds (U.S. Dollar-Denominated)—Other †				2,545,816	4.8%
Total Sovereign Bonds (Cost $3,660,518)				3,621,735	6.9%
Taxable Municipal Bonds (Cost $214,781) †				219,039	0.4%
Tax-Exempt Municipal Bonds (Cost $10,000) †				10,000	0.0%

			Shares
Convertible Preferred Stocks (Cost $28,923) †				—	0.0%
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund
(Cost $687,824)	0.441%		687,824,113	687,824	1.3%
Total Investments (Cost $52,793,287)				52,670,141	99.6%

		Expiration Date	Contracts
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/19/16	871	(857)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.50		2/19/16	870	(612)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		3/24/16	368	(310)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		2/19/16	870	(82)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		2/19/16	871	(41)	0.0%
Total Liability for Options Written (Premiums Received $1,553)				(1,902)	0.0%

Short-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	4,608
Receivables for Investment Securities Sold	299,179
Receivables for Accrued Income	374,715
Receivables for Capital Shares Issued	64,904
Other Assets	64,585
Total Other Assets	807,991	1.5%
Liabilities
Payables for Investment Securities Purchased	(405,740)
Payables for Capital Shares Redeemed	(60,672)
Payables for Distributions	(16,219)
Payables to Vanguard	(28,613)
Other Liabilities	(63,566)
Total Liabilities	(574,810)	(1.1%)
Net Assets	52,901,420	100.0%

At January 31, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		53,197,287
Overdistributed Net Investment Income		(11,718)
Accumulated Net Realized Losses		(123,669)
Unrealized Appreciation (Depreciation)
Investment Securities		(123,146)
Futures Contracts		(50,948)
Options on Futures Contracts		(349)
Swap Contracts		1,956
Forward Currency Contracts		12,255
Foreign Currencies		(248)
Net Assets		52,901,420

Investor Shares—Net Assets
Applicable to 928,145,859 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,839,763
Net Asset Value Per Share—Investor Shares		$10.60

Short-Term Investment-Grade Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,193,579,999 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	33,856,760
Net Asset Value Per Share—Admiral Shares	$10.60

Institutional Shares—Net Assets
Applicable to 868,263,359 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,204,897
Net Asset Value Per Share—Institutional Shares	$10.60

• See Note A in Notes to Financial Statements.
^ Securities with a value of $38,129,000 have been segregated as initial margin for open futures contracts.
‡ Securities with a value of $20,232,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
§ Securities with a value of $23,833,000 have been segregated as initial margin for open cleared swap contracts.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Adjustable-rate security.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $7,061,508,000, representing 13.3% of net assets.
4 Face amount denominated in Australian dollars.
5 Face amount denominated in British pounds.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	1,120,051
Total Income	1,120,051
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,546
Management and Administrative—Investor Shares	16,806
Management and Administrative—Admiral Shares	25,447
Management and Administrative—Institutional Shares	4,509
Marketing and Distribution—Investor Shares	2,243
Marketing and Distribution—Admiral Shares	4,218
Marketing and Distribution—Institutional Shares	558
Custodian Fees	675
Auditing Fees	51
Shareholders’ Reports—Investor Shares	266
Shareholders’ Reports—Admiral Shares	298
Shareholders’ Reports—Institutional Shares	10
Trustees’ Fees and Expenses	32
Total Expenses	60,659
Net Investment Income	1,059,392
Realized Net Gain (Loss)
Investment Securities Sold	(71,656)
Futures Contracts	(30,254)
Options on Futures Contracts	10,542
Swap Contracts	(2,665)
Foreign Currencies and Forward Currency Contracts	20,966
Realized Net Gain (Loss)	(73,067)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(522,414)
Futures Contracts	(11,095)
Options on Futures Contracts	6,249
Swap Contracts	(23,360)
Foreign Currencies and Forward Currency Contracts	12,303
Change in Unrealized Appreciation (Depreciation)	(538,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	448,008
1 Interest income from an affiliated company of the fund was $1,122,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,059,392	980,683
Realized Net Gain (Loss)	(73,067)	83,710
Change in Unrealized Appreciation (Depreciation)	(538,317)	3,821
Net Increase (Decrease) in Net Assets Resulting from Operations	448,008	1,068,214
Distributions
Net Investment Income
Investor Shares	(202,612)	(213,848)
Admiral Shares	(700,824)	(619,772)
Institutional Shares	(181,977)	(146,949)
Realized Capital Gain[1]
Investor Shares	(1,871)	(26,851)
Admiral Shares	(6,383)	(80,491)
Institutional Shares	(1,715)	(20,406)
Total Distributions	(1,095,382)	(1,108,317)
Capital Share Transactions
Investor Shares	(976,042)	(798,552)
Admiral Shares	502,066	4,164,504
Institutional Shares	971,116	1,539,327
Net Increase (Decrease) from Capital Share Transactions	497,140	4,905,279
Total Increase (Decrease)	(150,234)	4,865,176
Net Assets
Beginning of Period	53,051,654	48,186,478
End of Period[2]	52,901,420	53,051,654
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $9,969,000 and $64,494,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,718,000) and $30,496,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.73	$10.74	$10.82	$10.73	$10.80
Investment Operations
Net Investment Income	. 204.200		.194	.231	.269
Net Realized and Unrealized Gain (Loss)
on Investments	(.123)	. 016	(. 039)	.139	(. 008)
Total from Investment Operations	.081	.216	.155	.370	.261
Distributions
Dividends from Net Investment Income	(. 209)	(. 200)	(.194)	(.234)	(.292)
Distributions from Realized Capital Gains	(. 002)	(. 026)	(. 041)	(.046)	(.039)
Total Distributions	(. 211)	(. 226)	(. 235)	(. 280)	(. 331)
Net Asset Value, End of Period	$10.60	$10.73	$10.74	$10.82	$10.73

Total Return[1]	0.77%	2.03%	1.46%	3.48%	2.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,840	$10,943	$11,752	$12,166	$13,394
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.86%	1.81%	2.13%	2.52%
Portfolio Turnover Rate	75%	79%	122%	80%	47%[2]
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.73	$10.74	$10.82	$10.73	$10.80
Investment Operations
Net Investment Income	.215	.211	.205	.242	.279
Net Realized and Unrealized Gain (Loss)
on Investments	(.123)	. 016	(. 039)	.139	(. 008)
Total from Investment Operations	.092	.227	.166	.381	.271
Distributions
Dividends from Net Investment Income	(. 220)	(. 211)	(. 205)	(. 245)	(. 302)
Distributions from Realized Capital Gains	(. 002)	(. 026)	(. 041)	(.046)	(.039)
Total Distributions	(.222)	(.237)	(.246)	(. 291)	(. 341)
Net Asset Value, End of Period	$10.60	$10.73	$10.74	$10.82	$10.73

Total Return[1]	0.87%	2.13%	1.56%	3.59%	2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,857	$33,772	$29,632	$25,845	$22,313
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.01%	1.96%	1.91%	2.23%	2.61%
Portfolio Turnover Rate	75%	79%	122%	80%	47%[2]
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.73	$10.74	$10.82	$10.73	$10.80
Investment Operations
Net Investment Income	. 218.214		.208	.245	.283
Net Realized and Unrealized Gain (Loss)
on Investments	(.123)	. 016	(. 039)	.139	(. 008)
Total from Investment Operations	.095	.230	.169	.384	.275
Distributions
Dividends from Net Investment Income	(.223)	(.214)	(.208)	(.248)	(.306)
Distributions from Realized Capital Gains	(. 002)	(. 026)	(. 041)	(.046)	(.039)
Total Distributions	(.225)	(.240)	(. 249)	(. 294)	(.345)
Net Asset Value, End of Period	$10.60	$10.73	$10.74	$10.82	$10.73

Total Return	0.90%	2.16%	1.59%	3.62%	2.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,205	$8,337	$6,802	$4,672	$1,864
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.99%	1.94%	2.26%	2.65%
Portfolio Turnover Rate	75%	79%	122%	80%	47%[1]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect

Short-Term Investment-Grade Fund

correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 5% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination.

Short-Term Investment-Grade Fund

The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2016, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount

Short-Term Investment-Grade Fund

determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2016, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Short-Term Investment-Grade Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $4,608,000, representing 0.01% of the fund’s net assets and 1.84% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,839,353	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	11,124,745	19,449
Corporate Bonds	—	31,147,993	3
Sovereign Bonds	—	3,621,735	—
Taxable Municipal Bonds	—	219,039	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	687,824	—	—
Liability for Options Written	(1,902)	—	—
Futures Contracts—Assets[1]	1,582	—	—
Futures Contracts—Liabilities[1]	(11,090)	—	—
Forward Currency Contracts—Assets	—	16,754	—
Forward Currency Contracts—Liabilities	—	(4,499)	—
Swap Contracts—Assets	4,466[1]	24,211	—
Swap Contracts—Liabilities	(5,297)[1]	(6,849)	—
Total	675,583	51,992,482	19,452
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	6,048	35,501	5,464	47,013
Liability for Options Written	(1,902)	—	—	(1,902)
Other Liabilities	(16,387)	(4,499)	(6,849)	(27,735)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(30,254)	—	—	(30,254)
Options on Futures Contracts	10,542	—	—	10,542
Swap Contracts	(8,587)	2,635	3,287	(2,665)
Forward Currency Contracts	—	8,330	—	8,330
Realized Net Gain (Loss) on Derivatives	(28,299)	10,965	3,287	(14,047)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,095)	—	—	(11,095)
Options on Futures Contracts	6,249	—	—	6,249
Swap Contracts	(13,625)	(11,112)	1,377	(23,360)
Forward Currency Contracts	—	12,132	—	12,132
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(18,471)	1,020	1,377	(16,074)

At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2016	(16,961)	(2,197,775)	(30,812)
5-Year U.S. Treasury Note	March 2016	8,068	973,581	(118)
2-Year U.S. Treasury Note	March 2016	2,417	528,417	1,002
30-Year U.S. Treasury Bond	March 2016	(2,806)	(451,854)	(17,909)
AUD 3-Year Treasury Bond	March 2016	(3,687)	(292,248)	(1,858)
Euro-Bobl	March 2016	(1,130)	(162,112)	(1,795)
Ultra Long U.S. Treasury Bond	March 2016	887	147,408	4,629
Euro-Bund	March 2016	(678)	(119,978)	(3,427)
Long Gilt	March 2016	(128)	(21,945)	(532)
AUD 10-Year Treasury Bond	March 2016	(127)	(11,632)	(131)
Euro-Schatz	March 2016	11	1,333	4
10-Year Ultra U.S. Treasury Note	March 2016	(1)	(140)	(1)
				(50,948)

Short-Term Investment-Grade Fund

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America N.A.	2/2/16	EUR	292,969	USD	317,373	2
Deutsche Bank AG	2/2/16	AUD	389,165	USD	272,610	2,823
Deutsche Bank AG	2/2/16	GBP	54,911	USD	78,446	(203)
Goldman Sachs Bank AG	2/2/16	EUR	18,000	USD	19,773	(274)
UBS AG	2/2/16	EUR	4,832	USD	5,245	(11)
Morgan Stanley Capital Services LLC	2/2/16	GBP	3,386	USD	4,999	(174)
UBS AG	2/2/16	EUR	4,347	USD	4,677	32
Morgan Stanley Capital Services LLC	2/2/16	EUR	4,240	USD	4,611	(17)
JPMorgan Chase Bank N.A.	2/2/16	EUR	2,036	USD	2,213	(7)
Morgan Stanley Capital Services LLC	2/2/16	USD	322,972	EUR	294,078	4,394
Bank of America N.A.	3/2/16	USD	317,590	EUR	292,969	(12)
Deutsche Bank AG	3/2/16	USD	272,236	AUD	389,165	(2,805)
UBS AG	2/2/16	USD	224,720	AUD	309,880	5,401
Morgan Stanley Capital Services LLC	2/2/16	USD	86,924	GBP	58,297	3,855
Deutsche Bank AG	3/2/16	USD	78,447	GBP	54,911	201
JPMorgan Chase Bank N.A.	2/2/16	USD	32,986	AUD	47,370	(540)
UBS AG	2/2/16	USD	11,136	EUR	10,257	25
Bank of America N.A.	2/2/16	USD	10,782	EUR	9,934	20
BNP Paribas	2/2/16	USD	10,022	EUR	9,299	(51)
BNP Paribas	2/2/16	USD	7,528	AUD	10,845	(149)
Barclays Capital	2/2/16	USD	7,372	AUD	10,627	(149)
UBS AG	2/2/16	USD	7,285	AUD	10,442	(107)
Deutsche Bank AG	2/2/16	USD	1,633	EUR	1,507	1
JPMorgan Chase Bank N.A.	2/2/16	USD	1,460	EUR	1,348	—
						12,255
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

At January 31, 2016, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa1	12/20/17	MSCS	16,900	242	1.000	396
Boeing Co./A2	9/20/18	GSCM	4,885	(47)	1.000	60
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	242	1.000	20
Federation of Malaysia/A3	12/20/20	BNPSW	13,148	490	1.000	(16)
Federation of Malaysia/A3	12/20/20	BOANA	31,090	1,520	1.000	324
Federation of Malaysia/A3	12/20/20	GSCM	8,730	345	1.000	9
Federation of Malaysia/A3	12/20/20	GSCM	6,830	379	1.000	116
Federation of Malaysia/A3	12/20/20	JPMC	9,270	405	1.000	48
Federation of Malaysia/A3	12/20/20	JPMC	19,515	1,243	1.000	492
Federation of Malaysia/A3	12/20/20	JPMC	21,400	818	1.000	(5)
General Electric Capital Corp./A1	12/20/19	DBAG	29,290	(477)	1.000	219
Goldman Sachs Group Inc./A3	12/20/17	MSCS	9,760	171	1.000	255
Goldman Sachs Group Inc./A3	3/20/20	BOANA	21,610	(159)	1.000	(65)
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	9,750	11	1.000	171
Metlife Inc./A3	12/20/20	GSCM	14,025	—	1.000	(59)
People’s Republic of China/Aa3	9/20/20	BNPSW	4,880	31	1.000	(12)
People’s Republic of China/Aa3	9/20/20	JPMC	24,405	(96)	1.000	(311)
People’s Republic of China/Aa3	12/20/20	GSCM	14,635	147	1.000	(23)
People’s Republic of China/Aa3	12/20/20	JPMC	7,220	100	1.000	16
People’s Republic of China/Aa3	12/20/20	JPMC	11,900	76	1.000	(63)
Republic of Chile/Aa3	12/20/20	BARC	11,525	169	1.000	(34)
Republic of Chile/Aa3	12/20/20	BARC	19,515	422	1.000	79
Republic of Chile/Aa3	12/20/20	BNPSW	9,770	117	1.000	(54)
Republic of Chile/Aa3	12/20/20	BNPSW	34,150	193	1.000	(407)
Republic of Chile/Aa3	12/20/20	BOANA	9,765	220	1.000	48
Republic of Chile/Aa3	12/20/20	GSCM	12,490	211	1.000	(8)
Republic of Chile/Aa3	12/20/20	JPMC	14,635	289	1.000	32
Republic of Chile/Aa3	12/20/20	JPMC	9,760	89	1.000	(82)
Republic of Colombia/Baa2	12/20/20	BARC	9,755	715	1.000	(66)
Republic of Colombia/Baa2	12/20/20	BNPSW	9,100	475	1.000	(254)
Republic of Colombia/Baa2	12/20/20	DBAG	19,135	1,069	1.000	(463)
Republic of Colombia/Baa2	12/20/20	DBAG	15,905	1,029	1.000	(244)
Republic of Colombia/Baa2	12/20/20	JPMC	14,255	683	1.000	(459)
Republic of Colombia/Baa2	12/20/20	JPMC	4,345	227	1.000	(121)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($
Republic of Indonesia/Baa3	12/20/20	BNPSW	7,805	393	1.000	(7
Republic of Indonesia/Baa3	12/20/20	BNPSW	19,515	1,141	1.000
Republic of Indonesia/Baa3	12/20/20	BOANA	9,030	447	1.000
Republic of Indonesia/Baa3	12/20/20	JPMC	14,630	969	1.000	9
Republic of Indonesia/Baa3	12/20/20	MSCS	21,960	1,195	1.000	(111)
Republic of Indonesia/Baa3	12/20/20	MSCS	2,585	130	1.000
Republic of Peru/A3	12/20/20	BNPSW	36,690	1,050	1.000	(8
Republic of Peru/A3	12/20/20	CSFBI	4,880	196	1.000
Republic of Peru/A3	12/20/20	JPMC	18,335	773	1.000	(155)
Republic of Turkey/Baa3	12/20/16	BNPSW	10,740	15	1.000	(1
Republic of Turkey/Baa3	12/20/20	BNPSW	12,235	888	1.000
Russian Federation/Ba1	6/20/17	GSCM	19,540	699	1.000	40
Russian Federation/Ba1	6/20/17	GSCM	9,600	338	1.000	19
Russian Federation/Ba1	6/20/17	GSCM	16,020	565	1.000	326
Russian Federation/Ba1	12/20/20	GSCM	19,030	1,856	1.000
Russian Federation/Ba1	12/20/20	GSCM	13,370	1,483	1.000	1
Russian Federation/Ba1	12/20/20	JPMC	8,445	686	1.000	(13
United Mexican States/A3	12/20/20	BARC	7,320	231	1.000	(8
United Mexican States/A3	12/20/20	BARC	9,400	444	1.000	3
United Mexican States/A3	12/20/20	JPMC	14,340	474	1.000	(153)
			763,448			(1,036)

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	498	(1.000)	(12
Aetna Inc.	6/20/20	GSCM	19,530	670	(1.000)	(1
American International Group Inc.	6/20/20	BOANA	11,720	190	(1.000)
American International Group Inc.	6/20/20	BOANA	11,720	190	(1.000)
American International Group Inc.	12/20/20	GSCM	14,025	308	(1.000)	153
Autozone Inc.	12/20/20	GSCM	9,760	338	(1.000)	4
Bank of America Corp.	3/20/20	GSCM	21,610	282	(1.000)	136
CVS Health Corp.	12/20/20	BOANA	4,880	168	(1.000)
CVS Health Corp.	12/20/20	BOANA	4,880	166	(1.000)
CVS Health Corp.	12/20/20	BOANA	9,760	328	(1.000)
CVS Health Corp.	12/20/20	BOANA	9,760	331	(1.000)
El Du Pont De Nemours & Co.	9/20/18	BARC	5,200	67	(1.000)	(3
El Du Pont De Nemours & Co.	9/20/18	BNPSW	5,200	67	(1.000)	(3

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	6,865	113	(1.000)	(21)
El Du Pont De Nemours & Co.	9/20/18	DBAG	5,200	67	(1.000)	(34)
El Du Pont De Nemours & Co.	9/20/18	GSCM	5,200	68	(1.000)	(33)
Federal Express Corp.	12/20/18	GSCM	21,640	193	(1.000)	(257)
Federative Republic of Brazil	12/20/20	BNPSW	11,710	(1,890)	(1.000)	(151)
Federative Republic of Brazil	12/20/20	GSCM	6,900	(1,004)	(1.000)	20
Federative Republic of Brazil	12/20/20	GSCM	12,685	(2,021)	(1.000)	(136)
Federative Republic of Brazil	12/20/20	JPMC	14,635	(2,303)	(1.000)	(129)
Federative Republic of Brazil	12/20/20	JPMC	11,710	(1,860)	(1.000)	(121)
Federative Republic of Brazil	12/20/20	JPMC	15,475	(2,510)	(1.000)	(212)
Intesa Sanpaolo SpA	6/20/19	DBAG	19,530	1,202	(3.000)	(139)
Intesa Sanpaolo SpA	12/20/19	BARC	14,510	117	(1.000)	157
McKesson Corp.	3/20/19	JPMC	18,210	395	(1.000)	(109)
McKesson Corp.	3/20/19	JPMC	18,210	404	(1.000)	(100)
Petroleo Brasileiro SA	6/20/16	MSCS	24,410	(135)	(1.000)	425
PPG Industries Inc.	3/20/18	GSCM	9,760	82	(1.000)	(87)
Republic of Austria	9/20/17	BNPSW	3,800	(103)	(1.000)	(164)
Republic of Korea	9/20/18	JPMC	7,800	38	(1.000)	(110)
Republic of South Africa	12/20/20	BARC	19,030	(1,954)	(1.000)	(25)
Republic of South Africa	12/20/20	BOANA	18,950	(1,444)	(1.000)	477
Republic of South Africa	12/20/20	JPMC	18,950	(1,452)	(1.000)	469
Royal Bank of Scotland plc	12/20/20	BNPSW	18,060	149	(1.000)	(25)
United Mexican States	12/20/18	DBAG	4,900	(18)	(1.000)	34
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	484	(1.000)	(140)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	644	(1.000)	(50)
Wells Fargo & Co.	9/20/20	BOANA	25,940	490	(1.000)	(46)
			520,705			(349)
						(1,385)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
3/16/17	CME	239,357	(1.000)	0.000[1]	(465)
5/15/17	CME	200,000	0.659	(0.426)[2]	246
11/15/17	LCH	100,000	1.069	(0.426)[2]	750
3/16/18	CME	672,600	1.500	(0.000)[1]	4,193
1/15/19	LCH	200,000	(1.400)	0.426[2]	(3,265)
2/7/19	CME	78,000	(1.220)	0.422[2]	(781)
8/15/19	LCH	175,000	(1.524)	0.426[2]	(3,605)
3/16/20	CME	7,400	(2.000)	0.000[1]	(118)
8/15/20	LCH	400,000	(1.486)	0.426[2]	(7,230)
3/16/21	CME	145,986	(2.000)	0.000[1]	(2,830)
3/16/23	CME	91,677	(2.250)	0.000[2]	(2,301)
					(15,406)

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
6/1/16	GSCM	125	0.555	(0.414)[1]	—
GSCM—Goldman Sachs Bank USA.
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	24,528	GBP 14,650	3,681
USD 4.684%	GBP 5.375%	9/28/16	MSCS	23,541	GBP 13,750	3,947
USD 6.653%	EUR 6.375%	4/4/16	MSCS	18,804	EUR 13,675	4,015
USD 5.693%	GBP 6.125%	5/14/17	BARC	16,195	GBP 9,770	2,305
USD 3.221%	EUR 2.125%	12/1/20	BARC	13,998	EUR 10,205	2,848
USD 5.686%	GBP 6.125%	5/14/17	BARC	13,493	GBP 8,119	1,951
						18,747
BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.

EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $30,830,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2016, the fund recorded an adjustment as a result of permanent differences related to foreign currency gains and losses, primarily on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds. Such adjustment represents a reclassification of $20,107,000 from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $3,914,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at January 31, 2016, the fund had available capital losses totaling $164,627,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $52,801,637,000. Net unrealized depreciation of investment securities for tax purposes was $131,496,000, consisting of unrealized gains of $328,356,000 on securities that had risen in value since their purchase and $459,852,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Investment-Grade Fund

F. During the year ended January 31, 2016, the fund purchased $22,994,769,000 of investment securities and sold $20,635,998,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $15,694,022,000 and $18,042,563,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	14,303	5,353
Options Written	95,096	32,139
Options Expired	(35,067)	(12,342)
Options Closed	(70,482)	(23,597)
Options Exercised	—	—
Balance at January 31, 2016	3,850	1,553

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,327,502	218,394	3,036,143	282,812
Issued in Lieu of Cash Distributions	184,254	17,295	213,668	19,915
Redeemed	(3,487,798)	(327,231)	(4,048,363)	(377,178)
Net Increase (Decrease)—Investor Shares	(976,042)	(91,542)	(798,552)	(74,451)
Admiral Shares
Issued	10,442,543	979,847	12,566,118	1,170,943
Issued in Lieu of Cash Distributions	551,174	51,744	548,781	51,156
Redeemed	(10,491,651)	(984,816)	(8,950,395)	(834,173)
Net Increase (Decrease)—Admiral Shares	502,066	46,775	4,164,504	387,926
Institutional Shares
Issued	3,011,844	282,780	4,643,518	432,778
Issued in Lieu of Cash Distributions	158,703	14,899	135,886	12,670
Redeemed	(2,199,431)	(206,214)	(3,240,077)	(301,975)
Net Increase (Decrease)—Institutional Shares	971,116	91,465	1,539,327	143,473

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.77%	2.86%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,050	1,948	9,720
Yield to Maturity
(before expenses)	3.0%	3.6%	2.3%
Average Coupon	3.4%	3.8%	3.2%
Average Duration	5.4 years	6.4 years	5.4 years
Average Effective
Maturity	6.3 years	7.3 years	7.7 years
Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	8.3%
Commercial Mortgage-Backed	5.8
Finance	27.6
Foreign	3.4
Industrial	41.6
Treasury/Agency	7.1
Utilities	6.0
Other	0.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.92
Beta	0.81	1.15
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.4%
1 - 3 Years	11.2
3 - 5 Years	19.2
5 - 7 Years	26.9
7 - 10 Years	39.2
10 - 20 Years	0.7
20 - 30 Years	0.3
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	6.7%
Aaa	13.1
Aa	15.2
A	43.3
Baa	19.8
Ba	0.5
Not Rated	1.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Investment-Grade
	Fund Investor Shares	0.03%	4.53%	5.46%	$17,017
••••••••	Barclays U.S. 5–10 Year Credit Bond
	Index	-1.39	5.03	5.87	17,684
– – – –	Spliced Core Bond Funds Average	-1.14	3.31	4.01	14,820
	Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	15,765
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	0.13%	4.64%	5.57%	$85,992
Barclays U.S. 5–10 Year Credit Bond Index	-1.39	5.03	5.87	88,421
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.17%	-0.72%	4.45%	4.43%
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	2.98	-2.95	0.03	-1.39

Average Annual Total Returns: Periods Ended December 31, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	1.53%	4.45%	4.42%	0.92%	5.34%
Admiral Shares	2/12/2001	1.63	4.56	4.53	0.92	5.45

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.375%	7/15/25	339,470	335,604	1.6%
	United States Treasury Note/Bond	1.250%	11/15/18	282,400	284,693	1.3%
	United States Treasury Note/Bond	1.250%	12/15/18	246,900	248,905	1.2%
1	United States Treasury Note/Bond	1.000%	9/15/18	174,550	174,904	0.8%
2	United States Treasury Note/Bond	1.000%	8/15/18	158,250	158,646	0.7%
	United States Treasury Note/Bond	1.500%	1/31/19	137,000	139,013	0.6%
3	United States Treasury Note/Bond	1.250%	1/31/19	82,000	82,615	0.4%
1	United States Treasury
	Note/Bond	0.375%–3.625%	9/30/16–11/15/25	76,338	77,725	0.4%
					1,502,105	7.0%

Nonconventional Mortgage-Backed Securities †					537	0.0%
Total U.S. Government and Agency Obligations (Cost $1,490,065)					1,502,642	7.0%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	2,096	2,118	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.911%	6/11/40	17,439	17,980	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	7,601	7,956	0.1%
[4],5	Chase Issuance Trust 2007-C1	0.885%	4/15/19	6,100	6,077	0.0%
[4],6	Chrysler Capital Auto
	Receivables Trust 2013-AA	1.830%–2.930%	3/15/19–8/17/20	3,205	3,198	0.0%
[4],6	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,149	0.0%
[4],6	Chrysler Capital Auto
	Receivables Trust 2015-BA	2.260%–4.170%	10/15/20–1/16/23	19,000	19,212	0.1%
[4],6	Drive Auto Receivables
	Trust 2015-A	2.280%–4.120%	6/17/19–7/15/22	10,295	10,312	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4],6	Drive Auto Receivables
	Trust 2015-B	1.300%	6/15/18	2,570	2,568	0.0%
[4],6	Drive Auto Receivables
	Trust 2015-BA	2.120%–3.840%	6/17/19–7/15/21	12,120	12,067	0.1%
[4],6	Drive Auto Receivables
	Trust 2015-C	2.230%–4.200%	9/16/19–9/15/21	18,420	18,373	0.1%
[4],6	Drive Auto Receivables
	Trust 2015-DA	1.590%–4.590%	12/17/18–1/17/23	35,525	35,494	0.2%
[4],6	Drive Auto Receivables
	Trust 2016-AA	2.110%–3.910%	5/15/19–5/17/21	19,050	19,061	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	4,730	4,723	0.0%
4	Ford Credit Auto Lease
	Trust 2015-A	1.310%	8/15/18	3,035	3,020	0.0%
4	Ford Credit Auto Lease
	Trust 2015-B	1.540%–1.920%	2/15/19–3/15/19	11,930	11,915	0.1%
[4],6	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	5,988	6,052	0.0%
[4],6	Ford Credit Auto Owner
	Trust 2014-2	2.310%–2.510%	4/15/26	12,530	12,677	0.1%
[4],6	Ford Credit Auto Owner
	Trust 2015-1	2.120%	7/15/26	6,600	6,632	0.0%
[4],6	Ford Credit Auto Owner
	Trust 2015-2	2.440%	1/15/27	26,000	26,388	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	2,000	2,013	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.490%–2.140%	9/15/19	27,703	27,676	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	1,680	1,697	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-1	1.400%–2.310%	2/15/19–2/15/21	2,900	2,904	0.0%
[4],5	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	0.925%	2/15/21	6,100	6,063	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-4	1.400%	8/15/19	14,795	14,797	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-2	1.980%	1/15/22	11,758	11,792	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-5	2.390%	8/15/22	26,140	26,497	0.1%
[4],5	GE Dealer Floorplan Master Note
	Trust Series 2012-2	1.176%	4/22/19	13,000	13,011	0.1%
[4],5	GE Dealer Floorplan Master Note
	Trust Series 2014-2	0.876%	10/20/19	4,400	4,384	0.0%
[4],5	GE Dealer Floorplan Master Note
	Trust Series 2015-2	1.076%	1/20/22	24,050	23,833	0.1%
[4],6	GS Mortgage Securities Trust
	2010-C2	5.358%	12/10/43	1,370	1,486	0.0%
[4],6	GS Mortgage Securities Trust
	2011-GC3	5.825%	3/10/44	2,650	2,928	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4],6	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	5,430	5,691	0.0%
[4],6	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	7,625	7,772	0.1%
[4],6	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	1,025	1,140	0.0%
[4],6	GS Mortgage Securities Trust
	2013-GC13	4.204%	7/10/46	1,210	1,184	0.0%
4	GS Mortgage Securities Trust
	2013-GC14	3.955%	8/10/46	4,295	4,638	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	3,790	3,855	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	2,905	3,017	0.0%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%	4/10/47	8,445	9,005	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.662%	9/10/47	12,615	13,210	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	1,050	1,095	0.0%
4	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	1,100	1,116	0.0%
4	GS Mortgage Securities Trust
	2015-GC30	3.382%	5/10/50	3,705	3,762	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%–4.559%	7/10/48	5,105	5,266	0.0%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.810%	10/10/48	12,320	12,571	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2006-LDP6	5.471%	4/15/43	1,358	1,357	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	6.106%	4/15/45	1,776	1,789	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-C1	5.716%	2/15/51	23,630	24,527	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	3,973	4,150	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	3,246	3,336	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	2,435	2,549	0.0%
[4],6	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	10,030	10,398	0.1%
[4],6	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C2	3.616%–5.743%	11/15/43	7,468	7,926	0.1%
[4],6	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C3	4.388%–5.360%	2/15/46	14,710	15,854	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4],6	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.500%	8/15/46	4,000	4,595	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6 3.507%		5/15/45	4,499	4,736	0.0%
[4],6	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	8,710	8,861	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,456	0.0%
[4],6	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-HSBC	3.093%	7/5/32	5,900	6,080	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-LC9	2.840%	12/15/47	4,670	4,704	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C16	3.674%–5.176%	12/15/46	4,365	4,684	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	6,098	6,143	0.0%
4	Morgan Stanley Capital I Trust
	2006-HQ9	5.728%	7/12/44	3,736	3,774	0.0%
4	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	1,172	1,192	0.0%
4	Morgan Stanley Capital I Trust
	2007-IQ15	6.114%	6/11/49	6,317	6,536	0.0%
4	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	3,951	4,132	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,888	0.0%
[4],6	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	6,189	0.0%
[4],6	Morgan Stanley Capital I Trust
	2014-150E	3.912%	9/9/32	6,370	6,681	0.0%
[4],6	Morgan Stanley Capital I Trust
	2014-CPT	3.350%	7/13/29	2,795	2,888	0.0%
[4],6	Morgan Stanley Capital I Trust
	2015-420	3.727%	10/11/50	4,820	5,030	0.0%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.745%	12/15/48	14,350	14,628	0.1%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,511	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-5	1.550%	10/15/18	1,394	1,394	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	1.490%–3.490%	6/17/19–5/17/21	10,895	10,926	0.1%
4	Santander Drive Auto
	Receivables Trust 2015-4	1.580%–2.970%	9/16/19–3/15/21	25,760	25,879	0.1%
6	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				2,328,569	10.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,960,343)					2,981,737	13.9%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Abbey National Treasury
Services plc	4.000%	3/13/24	43,500	46,210	0.2%
Abbey National Treasury
Services plc	2.350%	9/10/19	3,415	3,448	0.0%
BNP Paribas SA	5.000%	1/15/21	54,350	60,577	0.3%
BPCE SA	4.000%	4/15/24	50,690	52,943	0.2%
Citigroup Inc.	4.500%	1/14/22	38,700	41,633	0.2%
Cooperatieve Rabobank UA	4.625%	12/1/23	73,532	76,219	0.3%
Cooperatieve Rabobank UA	3.875%	2/8/22	53,100	56,442	0.3%
7 Cooperatieve Rabobank UA	2.250%–5.250%	1/14/19–9/14/27	96,030	102,225	0.5%
Credit Suisse	3.625%	9/9/24	69,650	71,624	0.3%
Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	59,570	0.3%
Goldman Sachs Group Inc.	4.000%	3/3/24	47,290	48,524	0.2%
Goldman Sachs Group Inc.	3.750%	5/22/25	47,072	47,275	0.2%
Goldman Sachs Group Inc.	2.550%–7.500%	4/1/18–10/21/25	107,359	114,027	0.5%
HSBC Bank USA NA	4.875%	8/24/20	24,478	26,545	0.1%
HSBC Holdings plc	5.100%	4/5/21	41,948	46,706	0.2%
HSBC Holdings plc	4.000%–4.875%	1/14/22–8/18/25	102,127	104,505	0.5%
HSBC USA Inc.	2.375%–2.750%	11/13/19–8/7/20	19,075	19,049	0.1%
4 JPMorgan Chase & Co.	1.625%–6.300%	1/15/18–12/29/49	302,598	315,286	1.5%
Morgan Stanley	3.875%	4/29/24	43,400	44,074	0.2%
Morgan Stanley	2.650%–7.300%	5/13/19–1/27/26	155,047	167,731	0.8%
PNC Bank NA	2.200%–6.875%	4/1/18–6/1/25	164,622	166,435	0.8%
PNC Financial Services
Group Inc.	2.854%–3.900%	11/9/22–4/29/24	19,018	19,279	0.1%
PNC Funding Corp.	3.300%–6.700%	6/10/19–3/8/22	70,813	77,278	0.4%
Santander Bank NA	8.750%	5/30/18	5,000	5,658	0.0%
6 Santander UK Group Holdings plc	4.750%	9/15/25	20,000	19,810	0.1%
Toronto-Dominion Bank	2.500%	12/14/20	43,225	43,515	0.2%
Wells Fargo & Co.	3.300%	9/9/24	62,307	62,564	0.3%
Wells Fargo & Co.	2.150%–4.600%	1/15/19–9/29/25	197,473	201,893	0.9%
6 Banking—Other †				1,579,481	7.4%
Brokerage †				337,919	1.6%
Finance Companies
6 GE Capital International Funding Co.	2.342%	11/15/20	83,263	83,552	0.4%
6 GE Capital International Funding Co.	3.373%	11/15/25	45,181	46,389	0.2%
HSBC Finance Corp.	6.676%	1/15/21	63,939	72,181	0.4%
6 Finance Companies—Other †				44,498	0.2%
6 Insurance †				989,635	4.6%
6 Real Estate Investment Trusts †				564,652	2.6%
				5,819,352	27.1%
Industrial
Basic Industry †				466,403	2.2%
Capital Goods
General Electric Capital Corp.	3.100%	1/9/23	45,662	47,236	0.2%
4 General Electric
Capital Corp.	2.200%–6.375%	8/7/19–11/15/67	58,917	63,926	0.3%
General Electric Co.	2.700%	10/9/22	51,895	52,835	0.3%
6 Capital Goods—Other †				674,129	3.1%
Communication
Verizon Communications Inc.	5.150%	9/15/23	38,000	42,120	0.2%
6 Communication—Other †				749,948	3.5%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Consumer Cyclical
CVS Health Corp.	2.800%	7/20/20	50,170	51,047	0.2%
Ford Motor Credit Co. LLC	3.157%–8.125%	1/15/20–1/8/26	71,395	74,503	0.4%
Visa Inc.	3.150%	12/14/25	113,000	114,684	0.5%
Wal-Mart Stores Inc.	2.550%	4/11/23	68,021	68,178	0.3%
6 Consumer Cyclical—Other †				877,857	4.1%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%–5.500%	1/15/18–3/1/19	3,225	3,514	0.0%
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	89,500	90,665	0.4%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	2/1/21–2/1/24	72,682	73,247	0.4%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–7.750%	1/15/19–7/15/22	69,926	73,294	0.4%
Covidien International
Finance SA	2.950%–4.200%	6/15/20–6/15/23	48,565	49,528	0.2%
Gilead Sciences Inc.	3.500%	2/1/25	62,774	64,412	0.3%
Gilead Sciences Inc.	3.700%	4/1/24	51,255	53,289	0.3%
Medtronic Inc.	3.500%	3/15/25	85,300	87,618	0.4%
Medtronic Inc.	2.500%–4.450%	3/15/20–3/15/24	101,553	104,407	0.5%
Merck & Co. Inc.	2.800%	5/18/23	42,254	42,630	0.2%
PepsiCo Inc.	3.600%	3/1/24	43,040	45,852	0.2%
6 Consumer Noncyclical—Other †				1,531,842	7.1%
Energy
BP Capital Markets plc	2.500%–4.750%	3/10/19–3/17/25	241,330	239,325	1.1%
Chevron Corp.	2.355%	12/5/22	52,115	49,817	0.2%
6 Energy—Other †				1,133,466	5.3%
6 Other Industrial †				73,684	0.3%
Technology
Apple Inc.	2.400%	5/3/23	106,325	104,205	0.5%
Apple Inc.	3.450%	5/6/24	64,000	66,355	0.3%
8 Apple Inc.	2.000%–3.700%	5/6/20–5/13/25	153,235	150,177	0.7%
Intel Corp.	3.700%	7/29/25	62,621	65,983	0.3%
International Business
Machines Corp.	3.625%	2/12/24	43,000	44,394	0.2%
Microsoft Corp.	3.125%	11/3/25	68,640	70,327	0.3%
Oracle Corp.	2.500%	10/15/22	57,616	56,828	0.3%
Oracle Corp.	2.950%	5/15/25	50,750	49,480	0.3%
Oracle Corp.	3.400%	7/8/24	43,500	44,609	0.2%
Oracle Corp.	2.375%–3.875%	1/15/19–7/15/23	88,980	91,417	0.4%
6 Technology—Other †				685,848	3.2%
Transportation
Union Pacific Corp.	4.163%	7/15/22	38,205	41,530	0.2%
United Parcel Service Inc.	2.450%	10/1/22	55,500	55,247	0.3%
6 Transportation—Other †				290,080	1.3%
				8,815,936	41.1%
Utilities
Electric
MidAmerican Energy Co.	3.500%	10/15/24	42,390	44,451	0.2%
6 Electric—Other †				1,163,268	5.4%
Natural Gas †				43,826	0.2%
Other Utility †				10,102	0.1%
				1,261,647	5.9%
Total Corporate Bonds (Cost $15,755,203)				15,896,935	74.1%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
Petroleos Mexicanos	4.875%	1/24/22	51,070	47,989	0.2%
Republic of Turkey	7.500%	7/14/17	57,300	61,431	0.3%
6 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				620,305	2.9%
Total Sovereign Bonds (Cost $740,312)				729,725	3.4%
Taxable Municipal Bonds (Cost $45,416) †				47,094	0.2%
Convertible Preferred Stocks (Cost $8,571) †				—	0.0%
Preferred Bonds
General Electric Co.
(Cost $1,870)	5.000%	1/21/21	2,000	2,060	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
9 Vanguard Market Liquidity Fund
(Cost $239,242)	0.441%		239,241,358	239,242	1.1%
Total Investments (Cost $21,241,022)				21,399,435	99.7%

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/19/16	(350)	(345)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.50		2/19/16	(350)	(246)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		3/24/16	(149)	(126)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		2/19/16	(350)	(16)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		2/19/16	(350)	(33)	0.0%
Total Liability for Options Written (Premiums Received $625)				(766)	0.0%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				1,830
Receivables for Investment Securities Sold				40,874
Receivables for Accrued Income				169,226
Receivables for Capital Shares Issued				57,702
Other Assets				25,201
Total Other Assets				294,833	1.4%
Liabilities
Payables for Investment Securities Purchased				(166,854)
Payables for Capital Shares Redeemed				(19,034)
Payables for Distributions				(9,142)
Payables to Vanguard				(17,824)
Other Liabilities				(15,586)
Total Liabilities				(228,440)	(1.1%)
Net Assets				21,465,062	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	21,308,585
Undistributed Net Investment Income	3,876
Accumulated Net Realized Losses	(19,540)
Unrealized Appreciation (Depreciation)
Investment Securities	158,413
Futures Contracts	657
Options on Futures Contracts	(141)
Swap Contracts	9,662
Forward Currency Contracts	3,647
Foreign Currencies	(97)
Net Assets	21,465,062

Investor Shares—Net Assets
Applicable to 277,789,179 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,700,888
Net Asset Value Per Share—Investor Shares	$9.72

Admiral Shares—Net Assets
Applicable to 1,929,904,978 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,764,174
Net Asset Value Per Share—Admiral Shares	$9.72

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $7,876,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $4,960,000 have been segregated as collateral for forward currency contracts and open over-the-counter swap contracts.
3 Securities with a value of $4,153,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $2,119,494,000, representing 9.9% of net assets.
7 Face amount denominated in British pounds.
8 Face amount denominated in Australian dollars.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	632,700
Total Income	632,700
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,115
Management and Administrative—Investor Shares	4,463
Management and Administrative—Admiral Shares	13,414
Marketing and Distribution—Investor Shares	606
Marketing and Distribution—Admiral Shares	1,967
Custodian Fees	265
Auditing Fees	50
Shareholders’ Reports—Investor Shares	91
Shareholders’ Reports—Admiral Shares	145
Trustees’ Fees and Expenses	12
Total Expenses	23,128
Net Investment Income	609,572
Realized Net Gain (Loss)
Investment Securities Sold	73,927
Futures Contracts	(3,872)
Options on Futures Contracts	3,990
Swap Contracts	18,134
Foreign Currencies and Forward Currency Contracts	15,789
Realized Net Gain (Loss)	107,968
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(644,655)
Futures Contracts	(11,575)
Options on Futures Contracts	2,177
Swap Contracts	(15,818)
Foreign Currencies and Forward Currency Contracts	3,214
Change in Unrealized Appreciation (Depreciation)	(666,657)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,883
1 Interest income from an affiliated company of the fund was $565,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	609,572	559,548
Realized Net Gain (Loss)	107,968	182,433
Change in Unrealized Appreciation (Depreciation)	(666,657)	444,741
Net Increase (Decrease) in Net Assets Resulting from Operations	50,883	1,186,722
Distributions
Net Investment Income
Investor Shares	(83,393)	(91,766)
Admiral Shares	(542,263)	(475,801)
Realized Capital Gain[1]
Investor Shares	(12,111)	(25,414)
Admiral Shares	(79,873)	(136,382)
Total Distributions	(717,640)	(729,363)
Capital Share Transactions
Investor Shares	(153,287)	(220,390)
Admiral Shares	2,842,055	2,488,752
Net Increase (Decrease) from Capital Share Transactions	2,688,768	2,268,362
Total Increase (Decrease)	2,022,011	2,725,721
Net Assets
Beginning of Period	19,443,051	16,717,330
End of Period[2]	21,465,062	19,443,051
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $22,488,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,876,000 and $8,185,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.06	$9.81	$10.24	$10.18	$9.94
Investment Operations
Net Investment Income	. 288.303		.311	.354	.418
Net Realized and Unrealized Gain (Loss)
on Investments	(.288)	.341	(.229)	.266	.463
Total from Investment Operations	.000	.644	.082	.620	.881
Distributions
Dividends from Net Investment Income	(.296)	(.307)	(.317)	(. 360)	(. 428)
Distributions from Realized Capital Gains	(.044)	(.087)	(.195)	(. 200)	(. 213)
Total Distributions	(.340)	(. 394)	(. 512)	(. 560)	(. 641)
Net Asset Value, End of Period	$9.72	$10.06	$9.81	$10.24	$10.18

Total Return[1]	0.03%	6.71%	0.85%	6.20%	9.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,701	$2,952	$3,099	$4,884	$4,837
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.94%	3.05%	3.12%	3.41%	4.17%
Portfolio Turnover Rate	70%	88%	100%	62%	49%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.06	$9.81	$10.24	$10.18	$9.94
Investment Operations
Net Investment Income	. 298.313		.321	.364	.428
Net Realized and Unrealized Gain (Loss)
on Investments	(.288)	.341	(.229)	.266	.463
Total from Investment Operations	.010	.654	.092	.630	. 891
Distributions
Dividends from Net Investment Income	(.306)	(.317)	(.327)	(.370)	(.438)
Distributions from Realized Capital Gains	(.044)	(.087)	(.195)	(. 200)	(. 213)
Total Distributions	(.350)	(.404)	(. 522)	(. 570)	(.651)
Net Asset Value, End of Period	$9.72	$10.06	$9.81	$10.24	$10.18

Total Return[1]	0.13%	6.81%	0.95%	6.30%	9.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,764	$16,491	$13,618	$14,582	$11,411
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.04%	3.15%	3.22%	3.51%	4.27%
Portfolio Turnover Rate	70%	88%	100%	62%	49%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect

Intermediate-Term Investment-Grade Fund

correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination.

Intermediate-Term Investment-Grade Fund

The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2016, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount

Intermediate-Term Investment-Grade Fund

determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Intermediate-Term Investment-Grade Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,830,000, representing 0.01% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Intermediate-Term Investment-Grade Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,502,642	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,972,993	8,744
Corporate Bonds	—	15,896,933	2
Sovereign Bonds	—	729,725	—
Taxable Municipal Bonds	—	47,094	—
Convertible Preferred Stocks	—	—	—
Preferred Bonds	—	2,060	—
Temporary Cash Investments	239,242	—	—
Liability for Options Written	(766)	—	—
Futures Contracts—Assets[1]	1,987	—	—
Futures Contracts—Liabilities[1]	(2,476)	—	—
Forward Currency Contracts—Assets	—	4,677	—
Forward Currency Contracts—Liabilities	—	(1,030)	—
Swap Contracts—Assets	795[1]	9,243	—
Swap Contracts—Liabilities	(368)[1]	(2,236)	—
Total	238,414	21,162,101	8,746
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	4,221	11,234	1,247	16,702
Liability for Options Written	(766)	—	—	(766)
Other Liabilities	(2,610)	(1,030)	(2,470)	(6,110)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(3,872)	—	—	(3,872)
Options on Futures Contracts	3,990	—	—	3,990
Swap Contracts	13,905	684	3,545	18,134
Forward Currency Contracts	—	5,611	—	5,611
Realized Net Gain (Loss) on Derivatives	14,023	6,295	3,545	23,863

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,575)	—	—	(11,575)
Options on Futures Contracts	2,177	—	—	2,177
Swap Contracts	(6,792)	(7,433)	(1,593)	(15,818)
Forward Currency Contracts	—	3,217	—	3,217
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(16,190)	(4,216)	(1,593)	(21,999)

At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2016	4,598	554,849	5,665
10-Year U.S. Treasury Note	March 2016	(3,652)	(473,219)	(2,614)
Euro-Bund	March 2016	(403)	(71,314)	(2,099)
Ultra Long U.S. Treasury Bond	March 2016	346	57,501	1,726
2-Year U.S. Treasury Note	March 2016	243	53,126	104
Euro-Bobl	March 2016	(308)	(44,186)	(492)
Australia 3-Year Treasury Bond	March 2016	(366)	(29,011)	(214)
Australia 10-Year Treasury Bond	March 2016	(302)	(27,661)	(497)
30-Year U.S. Treasury Bond	March 2016	(105)	(16,908)	(14)
Long Gilt	March 2016	(94)	(16,116)	(272)
Euro-Buxl	March 2016	(55)	(9,689)	(660)
Euro-Schatz	March 2016	68	8,238	24
				657

Unrealized appreciation (depreciation) on open futures contracts except for AUD 3-Year and AUD 10-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At January 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America N.A.	2/2/2016	EUR	131,770	USD	142,746	1
Deutsche Bank	2/2/2016	AUD	83,002	USD	58,143	602
Goldman Sachs Bank AG	2/2/2016	EUR	10,000	USD	10,985	(152)
Deutsche Bank	2/2/2016	GBP	8,102	USD	11,574	(30)
Morgan Stanley Capital Services LLC	2/2/2016	EUR	4,402	USD	4,787	(18)
UBS AG	3/2/2016	EUR	2,374	USD	2,582	(9)
Barclays Capital	2/2/2016	GBP	1,850	USD	2,727	(91)
Morgan Stanley Capital Services LLC	2/2/2016	AUD	1,688	USD	1,225	(31)
Deutsche Bank	3/2/2016	AUD	1,688	USD	1,181	12
UBS AG	2/2/2016	EUR	1,074	USD	1,167	(3)
JPMorgan Chase Bank N.A.	2/2/2016	GBP	539	USD	766	2
Bank of America N.A.	2/2/2016	GBP	458	USD	656	(3)
Bank of America N.A.	3/2/2016	USD	142,844	EUR	131,770	(5)
Goldman Sachs Bank AG	2/2/2016	USD	139,451	EUR	126,945	1,930
Deutsche Bank	3/2/2016	USD	58,063	AUD	83,002	(598)
Morgan Stanley Capital Services LLC	2/2/2016	USD	51,768	AUD	71,365	1,259
Morgan Stanley Capital Services LLC	2/2/2016	USD	16,326	GBP	10,950	724
Deutsche Bank	3/2/2016	USD	11,575	GBP	8,102	30
Morgan Stanley Capital Services LLC	2/2/2016	USD	8,665	EUR	7,963	40
UBS AG	3/2/2016	USD	7,245	GBP	5,042	61
JPMorgan Chase Bank N.A.	2/2/2016	USD	7,121	AUD	10,124	(44)
BNP Paribas	2/2/2016	USD	4,383	EUR	4,067	(23)
Bank of America N.A.	2/2/2016	USD	4,227	EUR	3,895	8
BNP Paribas	2/2/2016	USD	3,405	EUR	3,136	8
Deutsche Bank	2/2/2016	USD	1,182	AUD	1,688	(12)
Goldman Sachs Bank AG	2/2/2016	USD	1,059	AUD	1,513	(11)
Deutsche Bank	2/2/2016	USD	680	EUR	628	—
JPMorgan Chase Bank N.A.	2/2/2016	USD	664	EUR	613	—
						3,647
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

At January 31, 2016, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX-NA-IG-S25-V1/Aa3	12/20/20	CME	300,000	167	1.000	(67)
CME—Chicago Mercantile Exchange.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa1	12/20/17	MSCS	7,680	110	1.000	180
Federation of Malaysia/A3	12/20/20	GSCM	460	18	1.000	—
Federation of Malaysia/A3	12/20/20	BOANA	4,100	200	1.000	43
Federation of Malaysia/A3	12/20/20	JPMC	500	22	1.000	3
Federation of Malaysia/A3	12/20/20	BNPSW	1,560	58	1.000	(2)
Federation of Malaysia/A3	12/20/20	JPMC	5,240	200	1.000	(1)
Goldman Sachs Group Inc./A3	3/20/20	BOANA	7,870	(58)	1.000	(24)
Goldman Sachs Group Inc./A3	12/20/20	MSCS	25,000	(149)	1.000	(163)
MetLife Inc./A3	12/20/20	GSCM	5,625	—	1.000	(24)
Morgan Stanley/A3	12/20/20	GSCM	12,500	(69)	1.000	(86)
People’s Republic of China/Aa3	9/20/20	BNPSW	3,000	19	1.000	(8)
People’s Republic of China/Aa3	12/20/20	JPMC	3,040	19	1.000	(16)
People’s Republic of China/Aa3	12/20/20	GSCM	5,000	50	1.000	(8)
Republic of Chile/Aa3	12/20/20	BARC	10,100	148	1.000	(29)
Republic of Chile/Aa3	12/20/20	BNPSW	5,550	31	1.000	(66)
Republic of Colombia/Baa2	12/20/20	DBAG	13,000	841	1.000	(200)
Republic of Colombia/Baa2	12/20/20	JPMC	12,000	575	1.000	(386)
Republic of Colombia/Baa2	12/20/20	BNPSW	9,300	485	1.000	(259)
Republic of Indonesia/Baa3	12/20/20	MSCS	1,500	82	1.000	(8)
Republic of Indonesia/Baa3	12/20/20	BNPSW	1,500	76	1.000	(14)
Republic of Indonesia/Baa3	12/20/20	MSCS	4,500	227	1.000	(41)
Republic of Peru/A3	12/20/20	CSFBI	5,000	201	1.000	(52)
Republic of Peru/A3	12/20/20	BNPSW	8,350	239	1.000	(183)
Republic of Peru/A3	12/20/20	JPMC	7,500	316	1.000	(63)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Turkey/Baa3	12/20/16	BNPSW	7,000	10	1.000	(9)
Republic of Turkey/Baa3	12/20/20	JPMC	4,014	306	1.000	(4)
Republic of Turkey/Baa3	12/20/20	BNPSW	7,000	508	1.000	(32)
Russian Federation/Ba1	6/20/17	GSCM	3,200	113	1.000	65
Russian Federation/Ba1	12/20/20	JPMC	1,000	81	1.000	(16)
Russian Federation/Ba1	12/20/20	GSCM	6,000	666	1.000	65
United Mexican States/A2	12/20/20	BNPSW	14,500	577	1.000	(61)
United Mexican States/A3	12/20/20	BARC	11,000	347	1.000	(133)
United Mexican States/A3	12/20/20	BNPSW	14,000	658	1.000	47
United Mexican States/A3	12/20/20	BARC	10,000	473	1.000	36
			237,589			(1,449)

Credit Protection Purchased
American International Group Inc.	12/20/20	GSCM	5,625	123	(1.000)	61
Bank of America Corp.	3/20/20	GSCM	7,870	103	(1.000)	50
Devon Energy Corporation	9/20/18	BARC	7,000	16	(1.000)	459
EI du Pont de Nemours & Co.	9/20/18	BNPSW	2,250	29	(1.000)	(15)
EI du Pont de Nemours & Co.	9/20/18	CSFBI	2,970	49	(1.000)	(9)
EI du Pont de Nemours & Co.	9/20/18	DBAG	2,250	29	(1.000)	(15)
EI du Pont de Nemours & Co.	9/20/18	BARC	2,250	29	(1.000)	(15)
EI du Pont de Nemours & Co.	9/20/18	GSCM	2,250	30	(1.000)	(14)
Federal Express Corp.	12/20/18	GSCM	7,840	70	(1.000)	(93)
Federative Republic of Brazil	12/20/20	GSCM	1,770	(258)	(1.000)	5
Federative Republic of Brazil	12/20/20	JPMC	3,570	(579)	(1.000)	(48)
Intesa Sanpaolo SpA	12/20/19	BARC	5,135	41	(1.000)	55
McKesson Corp.	3/20/19	JPMC	6,360	138	(1.000)	(38)
McKesson Corp.	3/20/19	JPMC	6,360	141	(1.000)	(35)
Republic of Austria	9/20/17	BNPSW	1,200	(10)	(1.000)	(29)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Korea	9/20/18	JPMC	2,000	10	(1.000)	(28)
Royal Bank of Scotland plc	12/20/20	BNPSW	6,510	54	(1.000)	(9)
Wells Fargo & Co.	9/20/20	BOANA	9,700	206	(1.000)	6
			82,910			288
						(1,161)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
2/15/16	CME	4,733	0.448	(0.426)[2]	(6)
2/15/16	LCH	4,000	0.450	(0.426)[2]	(8)
5/16/16	CME	1,400	0.451	(0.426)[2]	(1)
5/16/16	CME	10,800	0.434	(0.426)[2]	(6)
5/22/16	CME	3,800	0.546	(0.378)[1]	(1)
6/15/16	LCH	1,098	0.299	(0.426)[2]	(3)
6/17/16	CME	4,400	0.444	(0.426)[2]	—
6/17/16	CME	970	0.485	(0.426)[2]	—
6/17/16	CME	1,100	0.485	(0.426)[2]	—
9/17/16	CME	2,560	0.643	(0.426)[2]	3
9/17/16	CME	1,050	0.643	(0.426)[2]	1
10/25/16	CME	15,200	1.714	(0.619)[1]	(160)
12/10/16	LCH	8,355	0.656	(0.424)[2]	10
12/12/16	CME	3,450	0.604	(0.424)[2]	3
1/15/17	CME	3,050	0.770	(0.426)[2]	7
1/17/17	LCH	6,500	0.700	(0.426)[2]	11

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
2/15/17	CME	365	3.432	(0.426)[2]	(10)
2/15/17	CME	513	2.287	(0.426)[2]	(8)
2/15/17	CME	668	3.180	(0.426)[2]	(16)
2/15/17	CME	5,700	2.407	(0.426)[2]	(91)
2/15/17	CME	1,600	0.729	(0.426)[2]	3
2/15/17	CME	400	0.714	(0.426)[2]	—
2/15/17	CME	426	2.407	(0.426)[2]	(7)
2/15/17	CME	625	3.373	(0.426)[2]	(16)
2/15/17	LCH	2,953	1.875	(0.426)[2]	(41)
3/15/17	CME	39,385	0.937	(0.426)[2]	176
4/20/17	CME	13,000	0.960	(0.426)[2]	(10)
5/17/17	CME	3,900	1.036	(0.426)[2]	24
6/17/17	LCH	2,925	0.736	(0.426)[2]	6
7/17/17	CME	3,900	0.781	(0.426)[2]	11
9/15/17	CME	2,508	3.520	(0.426)[2]	(58)
9/15/17	CME	2,792	3.363	(0.426)[2]	(62)
9/15/17	CME	340	2.532	(0.426)[2]	(5)
9/15/17	LCH	5,910	0.755	(0.426)[2]	38
10/16/17	CME	7,000	0.749	(0.426)[2]	40
11/27/17	CME	3,580	0.664	(0.431)[2]	1
12/15/17	CME	1,150	0.788	(0.426)[2]	6
2/15/18	CME	4,000	0.923	(0.426)[2]	19
2/15/18	LCH	35,000	1.097	(0.426)[2]	290
4/16/18	LCH	3,500	1.013	(0.426)[2]	23
7/16/18	CME	17,100	1.159	(0.426)[2]	154
3/15/19	CME	5,135	1.701	(0.426)[2]	132
6/12/19	CME	4,600	1.674	(0.502)[1]	94
1/20/20	CME	20,920	1.224	(0.426)[2]	180
1/21/20	CME	3,130	1.363	(0.425)[2]	44
4/15/20	LCH	14,650	1.344	(0.426)[2]	188
4/25/20	CME	28,610	3.024	(0.619)[1]	(52)
7/15/20	CME	8,920	1.571	(0.426)[2]	193
2/15/21	CME	6,100	2.200	(0.426)[2]	312
10/15/21	LCH	5,720	1.949	(0.426)[2]	227
2/15/22	LCH	8,755	1.583	(0.426)[2]	156
2/25/25	CME	2,490	2.077	(0.427)[2]	98
2/25/25	CME	3,100	2.077	(0.427)[2]	122

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
5/27/25	CME	5,785	2.170	(0.431)[2]	271
9/17/31	CME	498	3.065	(0.426)[2]	76
9/17/31	CME	2,396	3.065	(0.426)[2]	364
					2,722

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
2/22/16	BNPSW	1,266	0.522	(0.378)[1]	—
5/19/16	WFC	442	1.454	(0.367)[1]	3
12/26/17	GSCM	7,331	0.625	(0.427)[2]	11
8/15/18	BNPSW	5,400	0.715	(0.426)[2]	13
4/25/19	WFC	3,929	2.756	(0.619)[1]	140
4/25/20	GSCM	3,221	2.794	(0.619)[1]	136
4/1/21	WFC	4,480	0.965	(0.428)[2]	13
6/25/21	GSCM	5,720	3.143	(0.603)[1]	357
11/25/22	BARC	14,497	2.758	(0.393)[1]	689
9/25/29	GSCM	11,455	1.794	(0.431)[2]	249
					1,611

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 5.555%	GBP 5.500%	10/6/26	BARC	10,725	GBP 6,250	2,110
USD 5.502%	GBP 5.250%	9/14/27	MSCS	8,061	GBP 4,800	1,443
USD 3.331%	GBP 3.250%	9/25/24	BNPSW	8,523	GBP 5,000	1,405
USD 6.043%	GBP 6.500%	4/8/22	BARC	5,072	GBP 3,000	891
USD 5.780%	GBP 5.500%	10/6/26	MSCS	4,146	GBP 2,500	708
						6,557

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
MSCS—Morgan Stanley Capital Services LLC.

GBP—British pound.
USD—U.S. dollar.

At January 31, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $9,182,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $12,875,000 from accumulated net realized gains to paid-in capital.

During the year ended January 31, 2016, the fund realized net foreign currency gains of $2,022,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains/losses of $9,753,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2016, the fund had available capital losses totaling $3,360,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $21,255,974,000.

Net unrealized appreciation of investment securities for tax purposes was $143,461,000, consisting of unrealized gains of $394,958,000 on securities that had risen in value since their purchase and $251,497,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the year ended January 31, 2016, the fund purchased $10,823,105,000 of investment securities and sold $7,798,263,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,082,028,000 and $6,072,380,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	5,052	1,895
Options Written	36,252	12,226
Options Expired	(12,991)	(4,570)
Options Closed	(26,764)	(8,926)
Options Exercised	—	—
Balance at January 31, 2016	1,549	625

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	670,305	68,337	772,465	78,049
Issued in Lieu of Cash Distributions	83,074	8,484	102,688	10,381
Redeemed	(906,666)	(92,589)	(1,095,543)	(110,813)
Net Increase (Decrease)—Investor Shares	(153,287)	(15,768)	(220,390)	(22,383)
Admiral Shares
Issued	5,721,010	584,596	4,649,825	469,737
Issued in Lieu of Cash Distributions	505,434	51,663	490,098	49,543
Redeemed	(3,384,389)	(345,998)	(2,651,171)	(267,911)
Net Increase (Decrease) —Admiral Shares	2,842,055	290,261	2,488,752	251,369

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	4.13%	4.22%

Financial Attributes

		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index

Number of Bonds	764	1,153	9,720

Yield to Maturity
(before expenses)	4.4%	4.4%	2.3%

Average Coupon	4.7%	5.3%	3.2%

Average Duration	13.1 years	13.8 years	5.4 years

Average Effective
Maturity	22.7 years	23.2 years	7.7 years

Short-Term
Reserves	4.2%	—	—

Sector Diversification (% of portfolio)
Finance	22.9%
Foreign	1.6
Industrial	42.2
Treasury/Agency	4.2
Utilities	13.7
Other	15.4
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.87
Beta	1.01	2.60
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.5%
1 - 3 Years	0.2
3 - 5 Years	0.2
5 - 7 Years	0.2
7 - 10 Years	3.5
10 - 20 Years	18.6
20 - 30 Years	70.3
Over 30 Years	3.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	6.0%
Aaa	3.6
Aa	31.0
A	49.0
Baa	8.7
Not Rated	1.7

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.21% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Investment Focus

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Investment-Grade Fund
	Investor Shares	-6.33%	7.95%	6.73%	$19,183
••••••••	Barclays U.S. Long Credit A or Better
	Bond Index	-6.18	7.65	6.29	18,407
– – – –	Corporate A-Rated Debt Funds Average	-2.56	3.79	4.28	15,208
	Barclays U.S. AggregateBond Index	-0.16	3.51	4.66	15,765
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares	-6.23%	8.06%	6.85%	$96,948
Barclays U.S. Long Credit A or Better Bond
Index	-6.18	7.65	6.29	92,035
Barclays U.S. Aggregate Bond Index	-0.16	3.51	4.66	78,824

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.74%	-2.35%	3.39%	3.63%
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	3.97	-10.30	-6.33	-6.18

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	-2.21%	7.32%	5.47%	0.99%	6.46%
Admiral Shares	2/12/2001	-2.11	7.42	5.59	0.99	6.58

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1,2] United States Treasury Note/Bond	4.500%	2/15/36	148,660	199,250	1.4%
United States Treasury Note/Bond	6.125%	8/15/29	41,752	61,238	0.5%
[1,2,3] United States Treasury
Note/Bond	0.875%–6.250%	7/15/17–11/15/45	235,677	258,720	1.9%
U.S. Government Securities—Other †				14,409	0.1%
				533,617	3.9%

Agency Notes †				33,925	0.2%
Total U.S. Government and Agency Obligations (Cost $530,850)				567,542	4.1%
Corporate Bonds
Finance
Banking
Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	66,944	85,130	0.6%
Citigroup Inc.	4.650%	7/30/45	66,220	65,630	0.5%
Cooperatieve Rabobank UA	5.750%	12/1/43	52,730	58,991	0.4%
Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	55,432	0.4%
Goldman Sachs Group Inc.	4.750%–6.750%	2/15/33–10/21/45	135,771	152,660	1.1%
HSBC Bank USA NA	5.875%	11/1/34	44,700	51,582	0.4%
HSBC Bank USA NA	5.625%	8/15/35	22,425	25,192	0.2%
HSBC Holdings plc	6.800%	6/1/38	85,999	104,193	0.8%
HSBC Holdings plc	4.250%–7.625%	8/18/25–3/14/44	94,400	108,864	0.8%
JPMorgan Chase & Co.	6.400%	5/15/38	90,000	110,185	0.8%
4 JPMorgan Chase & Co.	3.900%–5.625%	7/15/25–12/29/49	113,772	122,832	0.9%
Morgan Stanley	4.300%	1/27/45	65,115	61,446	0.4%
Morgan Stanley	7.250%	4/1/32	44,360	57,980	0.4%
Morgan Stanley	3.875%–6.375%	1/27/26–7/24/42	50,857	58,480	0.4%
Santander Issuances SAU	5.179%	11/19/25	56,600	53,695	0.4%
Wachovia Corp.	5.500%	8/1/35	21,905	23,931	0.2%
Wells Fargo & Co.	5.606%	1/15/44	157,813	173,234	1.3%
Wells Fargo & Co.	5.375%	11/2/43	56,522	60,962	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co.	3.900%–5.375%	6/3/26–11/17/45	111,596	112,587	0.8%
Wells Fargo Bank NA	6.600%	1/15/38	500	662	0.0%
5 Banking—Other †				237,300	1.7%
5 Brokerage †				49,831	0.4%
Finance Companies (2.1%)
5 GE Capital International Funding Co.	4.418%	11/15/35	286,491	293,788	2.1%

Insurance
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,250	1,518	0.0%
Berkshire Hathaway Inc.	4.500%	2/11/43	42,557	42,848	0.3%
5 Nationwide Mutual Insurance Co.	9.375%	8/15/39	38,196	56,483	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	49,846	59,646	0.4%
UnitedHealth Group Inc.	4.375%–6.875%	7/15/35–7/15/45	105,507	117,517	0.9%
5 Insurance—Other †				410,665	3.0%
Real Estate Investment Trusts †				32,183	0.2%
				2,845,447	20.6%
Industrial
Basic Industry †				115,287	0.8%
Capital Goods
General Electric Capital Corp.	6.750%	3/15/32	38,709	50,847	0.4%
General Electric Capital
Corp.	5.875%–6.875%	8/7/37–1/10/39	54,429	69,419	0.5%
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	33,425	34,057	0.2%
United Technologies Corp.	6.125%	7/15/38	55,575	68,287	0.5%
5 Capital Goods—Other †				341,813	2.5%
Communication
Comcast Corp.	6.950%	8/15/37	65,717	86,182	0.6%
Comcast Corp.	4.750%	3/1/44	66,270	68,185	0.5%
Comcast Corp.	4.200%–7.050%	1/15/33–8/15/45	180,029	203,015	1.5%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	54,110	57,883	0.4%
5 Communication—Other †				233,167	1.7%
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	68,200	74,715	0.5%
Home Depot Inc.	4.200%–5.950%	12/16/36–4/1/46	107,300	121,153	0.9%
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	105,765	0.8%
Wal-Mart Stores Inc.	5.625%	4/15/41	71,682	85,879	0.6%
Wal-Mart Stores Inc.	7.550%	2/15/30	35,800	51,498	0.4%
Wal-Mart Stores Inc.	4.000%–6.500%	9/1/35–4/22/44	108,269	126,266	0.9%
Consumer Cyclical—Other †				375,129	2.7%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.750%–6.800%	12/15/27–4/1/36	12,360	14,104	0.1%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	211,305	219,584	1.6%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	86,505	88,011	0.6%
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	80,005	81,047	0.6%
Anheuser-Busch InBev
Finance Inc.	4.000%	1/17/43	18,093	16,280	0.1%
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	39,000	56,225	0.4%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.000%	11/15/39–7/15/42	52,059	55,518	0.4%
AstraZeneca plc	6.450%	9/15/37	49,200	61,908	0.5%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	48,095	61,445	0.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Medtronic Inc.	4.625%	3/15/45	89,190	92,971	0.7%
Medtronic Inc.	4.375%–6.500%	3/15/35–3/15/44	79,092	87,511	0.6%
Pfizer Inc.	4.300%–7.200%	3/15/39–6/15/43	43,992	58,066	0.4%
Pharmacia Corp.	6.750%	12/15/27	2,200	2,846	0.0%
Wyeth LLC	5.950%	4/1/37	67,685	82,390	0.6%
Wyeth LLC	6.000%–6.500%	2/1/34–2/15/36	2,157	2,728	0.0%
5 Consumer Noncyclical—Other †				981,963	7.1%
Energy
Burlington Resources Finance Co. 7.400%		12/1/31	23,500	26,304	0.2%
ConocoPhillips	6.500%	2/1/39	62,951	60,515	0.4%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	30,450	29,554	0.2%
ConocoPhillips Canada
Funding Co. I	5.950%	10/15/36	1,500	1,417	0.0%
ConocoPhillips Co.	4.300%	11/15/44	7,065	5,314	0.1%
Shell International
Finance BV	4.125%–6.375%	5/11/35–5/11/45	166,480	166,131	1.2%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	21,500	24,592	0.2%
Energy—Other †				230,895	1.7%
5 Other Industrial †				85,580	0.6%
Technology
Microsoft Corp.	3.750%	2/12/45	71,860	66,055	0.5%
Microsoft Corp.	4.450%	11/3/45	64,300	65,297	0.5%
Microsoft Corp.	3.500%–5.300%	2/12/35–11/3/55	110,235	107,087	0.8%
Oracle Corp.	3.900%–6.500%	7/8/34–5/15/55	152,699	161,871	1.1%
Technology—Other †				286,199	2.1%
Transportation
Burlington Northern Santa Fe LLC 5.750%		5/1/40	15,000	17,225	0.2%
5 Transportation—Other †				85,359	0.6%
				5,650,539	41.0%
Utilities
Electric
Alabama Power Co.	3.750%–6.000%	3/1/39–3/1/45	69,143	75,620	0.5%
Berkshire Hathaway
Energy Co.	4.500%–6.125%	4/1/36–2/1/45	46,975	49,936	0.4%
Consolidated Edison Co.
of New York Inc.	3.950%–6.750%	6/15/33–12/1/54	134,087	147,781	1.1%
Duke Energy Carolinas LLC	6.100%	6/1/37	50,900	61,861	0.5%
Duke Energy Carolinas LLC	4.000%–6.450%	10/15/32–9/30/42	70,542	73,449	0.5%
Duke Energy Florida LLC	5.650%–6.400%	6/15/38–4/1/40	12,860	15,720	0.1%
Duke Energy Florida LLC	6.750%	2/1/28	1,800	2,188	0.0%
Duke Energy Indiana Inc.	4.200%–6.450%	10/15/35–7/15/43	53,633	60,452	0.4%
Duke Energy Progress LLC	4.100%–4.200%	5/15/42–8/15/45	33,810	33,953	0.2%
Georgia Power Co.	4.300%–5.950%	2/1/39–3/15/43	73,412	80,630	0.6%
MidAmerican Energy Co.	4.250%–5.800%	10/15/36–5/1/46	32,695	35,689	0.3%
Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	49,180	57,695	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	44,041	53,306	0.4%
Pacific Gas & Electric Co.	4.500%–6.350%	3/1/37–2/15/44	94,152	110,469	0.8%
PacifiCorp	4.100%–6.350%	6/15/35–2/1/42	101,082	121,024	0.9%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	72,446	0.5%
5 Electric—Other †				775,590	5.6%
Natural Gas †				5,914	0.1%
Other Utility †				1,636	0.0%
				1,835,359	13.3%
Total Corporate Bonds (Cost $9,751,533)				10,331,345	74.9%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $225,642) †				220,783	1.6%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	53,500	63,900	0.5%
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	44,640	60,215	0.4%
California GO	7.300%	10/1/39	105,545	148,659	1.1%
California GO	7.600%	11/1/40	69,320	103,535	0.8%
California GO	7.550%	4/1/39	55,350	81,570	0.6%
California GO	7.350%–7.625%	4/1/34–3/1/40	60,335	87,285	0.6%
3 Illinois GO	5.100%	6/1/33	67,945	64,294	0.5%
Los Angeles CA
Unified School District GO	6.758%	7/1/34	61,235	82,746	0.6%
6 New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	59,548	0.4%
New Jersey Turnpike Authority
Revenue	7.102%	1/1/41	62,755	88,769	0.6%
New Jersey Turnpike Authority
Revenue	7.414%	1/1/40	52,934	77,249	0.6%
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	66,105	98,488	0.7%
Port Authority of New York
& New Jersey Revenue	4.458%–6.040%	12/1/29–10/1/62	124,485	140,215	1.0%
Taxable Municipal Bonds—Other †				903,858	6.5%
Total Taxable Municipal Bonds (Cost $1,755,983)				2,060,331	14.9%
Preferred Bonds
General Electric Co.
(Cost $1,095)	5.000%	1/21/21	1,184	1,220	0.0%

			Shares
Temporary Cash Investments
Money Market Fund
7 Vanguard Market Liquidity Fund	0.441%		232,982,008	232,982	1.7%

			Face
			Amount
			($000)
Repurchase Agreements
RBC Capital Markets LLC
(Dated 1/29/16, Repurchase
Value $54,301,000, collateralized
by Federal Home Loan Mortgage
Corp. 2.192%–4.000%, 3/1/40–
1/1/46, Federal National Mortgage
Assn. 1.456%–6.000%, 5/1/18–
12/1/45, and Government National
Mortgage Assn. 3.500%–5.000%,
10/20/39–10/20/45, with a value
of $55,386,000)	0.310%	2/1/16	54,300	54,300	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Citigroup Global Markets Inc.
(Dated 1/29/16, Repurchase
Value $46,201,000, collateralized
by U.S. Treasury Note/Bond
0.875%–1.500%, 7/31/19–
10/31/19, with a value of
$47,124,000)	0.320%	2/1/16	46,200	46,200	0.3%
Bank of Montreal
(Dated 1/29/16, Repurchase
Value $16,000,000, collateralized
by Federal National Mortgage
Assn. 3.500%, 5/1/43, with a
value of $16,320,000)	0.330%	2/1/16	16,000	16,000	0.1%
Bank of America Securities, LLC
(Dated 1/29/16, Repurchase
Value $52,001,000, collateralized
by Government National Mortgage
Assn., 4.000%, 2/20/45, with a
value of $53,040,000)	0.340%	2/1/16	52,000	52,000	0.4%
Barclays Capital Inc.
(Dated 1/29/16, Repurchase
Value $19,101,000, collateralized
by U.S. Treasury Note/Bond
2.250%–3.750%, 11/15/18–
8/15/42, with a value of
$19,482,000)	0.340%	2/1/16	19,100	19,100	0.1%
Wells Fargo & Co.
(Dated 1/29/16, Repurchase
Value $50,002,000, collateralized
by Federal Home Loan Mortgage
Corp. 3.500%, 6/1/45, with a
value of $51,000,000)	0.360%	2/1/16	50,000	50,000	0.4%
				237,600	1.7%
Total Temporary Cash Investments (Cost $470,582)				470,582	3.4%
Total Investments (Cost $12,735,685)				13,651,803	98.9%

Long-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00	2/19/16	22	(22)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.50	2/19/16	22	(15)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	3/24/16	9	(8)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/19/16	22	(1)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	2/19/16	22	(2)	0.0%
Total Liability for Options Written (Premiums Received $39)			(48)	0.0%

			Amount
			($000)
Other Assets
Investment in Vanguard			1,209
Receivables for Securities Sold			77,615
Receivables for Accrued Income			174,103
Receivables for Capital Shares Issued			6,607
Other Assets[8]			7,063
Total Other Assets			266,597	1.9%
Liabilities
Payables to Investment Advisor			(565)
Payables for Investment Securities Purchased			(69,267)
Payables for Capital Shares Redeemed			(8,244)
Payables for Distributions			(9,007)
Payables to Vanguard			(16,881)
Other Liabilities			(8,999)
Total Liabilities			(112,963)	(0.8%)
Net Assets			13,805,389	100.0%

Long-Term Investment-Grade Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	12,866,371
Undistributed Net Investment Income	157
Accumulated Net Realized Gains	13,280
Unrealized Appreciation (Depreciation)
Investment Securities	916,118
Futures Contracts	15,530
Options on Futures Contracts	(9)
Swap Contracts	(6,134)
Forward Currency Contracts	81
Foreign Currencies	(5)
Net Assets	13,805,389

Investor Shares—Net Assets
Applicable to 386,049,897 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,859,791
Net Asset Value Per Share—Investor Shares	$10.00

Admiral Shares—Net Assets
Applicable to 994,752,442 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,945,598
Net Asset Value Per Share—Admiral Shares	$10.00

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $40,215,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $6,600,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $8,253,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $914,676,000, representing 6.6% of net assets.
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Cash of $3,546,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Interest[1]	654,035
Total Income	654,035
Expenses
Investment Advisory Fees—Note B	3,981
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,080
Management and Administrative—Admiral Shares	7,950
Marketing and Distribution—Investor Shares	737
Marketing and Distribution—Admiral Shares	1,305
Custodian Fees	130
Auditing Fees	46
Shareholders’ Reports—Investor Shares	74
Shareholders’ Reports—Admiral Shares	36
Trustees’ Fees and Expenses	19
Total Expenses	21,358
Net Investment Income	632,677
Realized Net Gain (Loss)
Investment Securities Sold	316,391
Futures Contracts	(276)
Options on Futures Contracts	294
Swap Contracts	8,745
Foreign Currencies and Forward Currency Contracts	274
Realized Net Gain (Loss)	325,428
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,019,252)
Futures Contracts	(28,672)
Options on Futures Contracts	185
Swap Contracts	(16,103)
Foreign Currencies and Forward Currency Contracts	58
Change in Unrealized Appreciation (Depreciation)	(2,063,784)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,105,679)
1 Interest income from an affiliated company of the fund was $350,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	632,677	669,729
Realized Net Gain (Loss)	325,428	309,736
Change in Unrealized Appreciation (Depreciation)	(2,063,784)	1,880,477
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,105,679)	2,859,942
Distributions
Net Investment Income
Investor Shares	(183,145)	(191,346)
Admiral Shares	(471,449)	(498,282)
Realized Capital Gain[1]
Investor Shares	(71,139)	(63,485)
Admiral Shares	(180,085)	(162,325)
Total Distributions	(905,818)	(915,438)
Capital Share Transactions
Investor Shares	(292,682)	56,137
Admiral Shares	(946,834)	917,905
Net Increase (Decrease) from Capital Share Transactions	(1,239,516)	974,042
Total Increase (Decrease)	(3,251,013)	2,918,546
Net Assets
Beginning of Period	17,056,402	14,137,856
End of Period[2]	13,805,389	17,056,402
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $21,484,000 and $69,071,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $157,000 and ($41,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.34	$10.02	$10.65	$10.50	$9.15
Investment Operations
Net Investment Income	. 430.453		.469	.491	. 515
Net Realized and Unrealized Gain (Loss)
on Investments	(1.148)	1.487	(. 525)	. 274	1.439
Total from Investment Operations	(.718)	1.940	(.056)	.765	1.954
Distributions
Dividends from Net Investment Income	(.446)	(.466)	(.481)	(.499)	(.521)
Distributions from Realized Capital Gains	(.176)	(.154)	(. 093)	(.116)	(. 083)
Total Distributions	(. 622)	(. 620)	(. 574)	(. 615)	(. 604)
Net Asset Value, End of Period	$10.00	$11.34	$10.02	$10.65	$10.50

Total Return[1]	-6.33%	19.98%	-0.41%	7.39%	21.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,860	$4,714	$4,112	$4,429	$4,340
Ratio of Total Expenses to Average Net Assets	0.21%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.18%	4.30%	4.64%	4.57%	5.25%
Portfolio Turnover Rate	35%[2]	21%	26%	21%	29%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as the result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.34	$10.02	$10.65	$10.50	$9.15
Investment Operations
Net Investment Income	. 440.463		.480	.502	.525
Net Realized and Unrealized Gain (Loss)
on Investments	(1.148)	1.487	(. 525)	. 274	1.439
Total from Investment Operations	(.708)	1.950	(.045)	.776	1.964
Distributions
Dividends from Net Investment Income	(.456)	(.476)	(.492)	(. 510)	(. 531)
Distributions from Realized Capital Gains	(.176)	(.154)	(. 093)	(.116)	(. 083)
Total Distributions	(. 632)	(. 630)	(. 585)	(. 626)	(. 614)
Net Asset Value, End of Period	$10.00	$11.34	$10.02	$10.65	$10.50

Total Return[1]	-6.23%	20.10%	-0.31%	7.49%	22.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,946	$12,342	$10,026	$9,112	$7,113
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.27%	4.40%	4.74%	4.67%	5.35%
Portfolio Turnover Rate	35%[2]	21%	26%	21%	29%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as the result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing

Long-Term Investment-Grade Fund

options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 5% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral

Long-Term Investment-Grade Fund

received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2016, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may

Long-Term Investment-Grade Fund

default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 13% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Investment-Grade Fund

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $1,573,000 for the year ended January 31, 2016.

For the year ended January 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Long-Term Investment-Grade Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,209,000, representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	567,542	—
Corporate Bonds	—	10,331,345	—
Sovereign Bonds	—	220,783	—
Taxable Municipal Bonds	—	2,060,331	—
Preferred Bonds	—	1,220	—
Temporary Cash Investments	232,982	237,600	—
Futures Contracts—Assets[1]	2,963	—	—
Futures Contracts—Liabilities[1]	(649)	—	—
Forward Currency Contracts—Assets	—	103	—
Forward Currency Contracts—Liabilities	—	(22)	—
Swap Contracts—Assets	1,114[1]	5,059	—
Swap Contracts—Liabilities	(4)[1]	(546)	—
Liability for Options Written	(48)	—	—
Total	236,358	13,423,415	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	3,048	103	6,088	9,239
Liability for Options Written	(48)	—	—	(48)
Other Liabilities	(653)	(22)	(546)	(1,221)

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(276)	—	—	(276)
Options on Futures Contracts	294	—	—	294
Swap Contracts	307	—	8,438	8,745
Forward Currency Contracts	—	257	—	257
Realized Net Gain (Loss) on Derivatives	325	257	8,438	9,020

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(28,672)	—	—	(28,672)
Options on Futures Contracts	185	—	—	185
Swap Contracts	1,269	—	(17,372)	(16,103)
Forward Currency Contracts	—	39	—	39
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(27,218)	39	(17,372)	(44,551)

At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2016	2,783	360,616	5,755
Ultra Long U. S. Treasury Bond	March 2016	1,455	241,803	10,531
30-Year U.S. Treasury Bond	March 2016	(257)	(41,385)	(441)
5-Year U.S. Treasury Note	March 2016	(94)	(11,343)	(136)
2-Year U.S. Treasury Note	March 2016	40	8,745	44
Euro-Buxl	March 2016	(15)	(2,643)	(180)
Euro-Bund	March 2016	(7)	(1,239)	(39)
Long Gilt	March 2016	(1)	(171)	(4)
				15,530

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

At January 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America N.A.	2/2/16	EUR	4,458	USD	4,829	—
Goldman Sachs Bank USA	2/2/16	EUR	1,371	USD	1,506	(21)
Deutsche Bank AG	2/2/16	GBP	201	USD	287	(1)
Morgan Stanley Capital Services LLC	2/2/16	EUR	63	USD	69	—
Goldman Sachs Bank USA	2/2/16	USD	6,395	EUR	5,821	88
Bank of America N.A.	3/2/16	USD	4,832	EUR	4,458	—
Morgan Stanley Capital Services LLC	2/2/16	USD	299	GBP	201	13
Deutsche Bank AG	3/2/16	USD	287	GBP	201	1
Citibank N.A.	2/2/16	USD	77	EUR	70	1
Morgan Stanley Capital Services LLC	3/2/16	USD	46	EUR	43	—
						81
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At year ended January 31, 2016, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX-NA-IG-S25-V1/Aa3	12/20/20	CME	966,000	(2,906)	1.000	(3,660)
CDX-NA-IG-S25-V1/Aa3	12/20/20	CME	673,000	(5,300)	1.000	(5,825)
CDX-NA-IG-S25-V1/Aa3	12/20/20	ICE	157,000	(1,451)	1.000	(1,579)
			1,796,000			(11,064)
CME—Chicago Mercantile Exchange.
ICE—Intercontinental Exchange.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX-NA-IG-S14-V1/Baa3	6/20/20	BOANA	100,000	84	1.000	189
CDX-NA-IG-S16-V1/Baa3	6/20/21	GSI	200,000	2,481	1.000	1,491
CDX-NA-IG-S19-V1/Baa3	12/20/22	BOANA	300,000	7,045	1.000	3,049
CDX-NA-IG-S19-V1/Baa3	12/20/22	BOANA	25,000	602	1.000	269
Federation of Malaysia/A3	12/20/20	GSCM	6,700	265	1.000	7
Federation of Malaysia/A3	12/20/20	BOANA	1,000	49	1.000	10
Federation of Malaysia/A3	12/20/20	BNPSW	850	32	1.000	(1)
People’s Republic of China/Aa3	9/20/20	BNPSW	12,000	75	1.000	(31)
People’s Republic of China/Aa3	9/20/20	GSCM	8,000	(32)	1.000	(102)
Republic of Chile/Aa3	12/20/20	BNPSW	13,000	73	1.000	(155)
Republic of Chile/Aa3	12/20/20	BNPSW	5,000	59	1.000	(29)
Republic of Colombia/Baa2	12/20/20	DBAG	700	45	1.000	(11)
Republic of Colombia/Baa2	12/20/20	JPMC	600	31	1.000	(17)
Republic of Colombia/Baa2	12/20/20	BNPSW	600	31	1.000	(17)
Republic of Colombia/Baa2	12/20/20	JPMC	400	19	1.000	(13)
Republic of Colombia/Baa2	12/20/20	DBAG	400	22	1.000	(10)
Republic of Indonesia/Baa3	12/20/20	MSCS	1,000	54	1.000	(5)
Republic of Indonesia/Baa3	12/20/20	MSCS	850	43	1.000	(8)
Republic of Indonesia/Baa3	12/20/20	BOANA	750	37	1.000	(7)
Republic of Indonesia/Baa3	12/20/20	BNPSW	500	25	1.000	(5)
Republic of Peru/A3	12/20/20	BNPSW	4,000	114	1.000	(88)
Republic of Turkey/Baa3	12/20/16	BNPSW	2,000	4	1.000	(2)
Republic of Turkey/Baa3	12/20/20	BNPSW	460	33	1.000	(2)
Russian Federation/Ba1	12/20/20	GSCM	500	49	1.000	—
Russian Federation/Ba1	6/20/17	GSCM	400	14	1.000	8
Russian Federation/Ba1	12/20/20	JPMC	340	28	1.000	(6)
Russian Federation/Ba1	12/20/20	GSCM	300	34	1.000	4
Russian Federation/Ba1	6/20/17	GSCM	200	7	1.000	4
United Mexican States/A2	12/20/20	BNPSW	500	20	1.000	(2)
United Mexican States/A3	12/20/20	BARC	1,500	47	1.000	(18)
United Mexican States/A3	12/20/20	JPMC	1,000	33	1.000	(9)
United Mexican States/A3	12/20/20	BNPSW	300	14	1.000	1
			688,850			4,494

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
Federative Republic of Brazil	12/20/20	GSCM	900	(131)	(1.000)	3
Federative Republic of Brazil	12/20/20	JPMC	570	(93)	(1.000)	(7)
Republic of South Africa	12/20/20	JPMC	500	(38)	(1.000)	12
Republic of South Africa	12/20/20	BOANA	500	(38)	(1.000)	12
Republic of South Africa	12/20/20	BARC	500	(51)	(1.000)	(1)
			2,970			19
						4,513

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
3/16/17	CME	2,000	1.000	0.000%[1]	5
3/16/19	CME	1,077	(1.750)	0.000%[1]	(12)
3/16/21	CME	603	(2.000)	0.000%[1]	(12)
3/16/26	CME	4,527	2.500	0.000%[1]	132
3/16/31	CME	4,054	2.750	0.000%[1]	185
3/16/36	CME	2,292	2.750	0.000%[1]	111
3/16/46	CME	148	2.750	0.000%[1]	8
					417
CME—Chicago Mercantile Exchange.
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Long-Term Investment-Grade Fund

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2016, the fund realized net foreign currency gains of $279,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $21,836,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $18,912,000 from accumulated net realized gains to paid-in capital.

During the year ended January 31, 2016, the fund realized $67,303,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2016, the fund had long-term capital gains of $36,209,000 available for distribution.

At January 31, 2016, the cost of investment securities for tax purposes was $12,743,092,000.

Net unrealized appreciation of investment securities for tax purposes was $908,711,000, consisting of unrealized gains of $1,108,591,000 on securities that had risen in value since their purchase and $199,880,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2016, the fund purchased $4,182,125,000 of investment securities and sold $5,575,115,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $856,502,000 and $753,487,000, respectively. Total purchases and sales include $24,987,000 and $841,395,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The following table summarizes the fund’s options written during the year ended January 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2015	422	158
Options Written	2,594	881
Options Expired	(1,003)	(353)
Options Closed	(1,916)	(647)
Options Exercised	—	—
Balance at January 31, 2016	97	39

Long-Term Investment-Grade Fund

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	512,289	49,846	579,785	55,104
Issued in Lieu of Cash Distributions	244,823	23,822	245,252	23,188
Redeemed	(1,049,794)	(103,326)	(768,900)	(72,847)
Net Increase (Decrease)—Investor Shares	(292,682)	(29,658)	56,137	5,445
Admiral Shares
Issued	1,438,412	139,837	2,361,853	225,018
Issued in Lieu of Cash Distributions	509,739	49,571	524,052	49,529
Redeemed	(2,894,985)	(283,069)	(1,968,000)	(186,569)
Net Increase (Decrease) —Admiral Shares	(946,834)	(93,661)	917,905	87,978

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	6.50%	6.59%

Financial Attributes

		High-Yield	Barclays
		Corporate	Aggregate
		Composite	Bond
	Fund	Index	Index
Number of Bonds	408	1,834	2,174
Yield to Maturity
(before expenses)	6.9%	7.4%	9.3%
Average Coupon	5.8%	6.1%	6.7%
Average Duration	4.5 years	4.3 years	4.3 years
Average Effective
Maturity	5.6 years	5.5 years	5.6 years
Short-Term
Reserves	3.8%	—	—

Sector Diversification (% of portfolio)
Basic Industry	3.6%
Capital Goods	8.1
Communication	25.9
Consumer Cyclical	7.1
Consumer Non-Cyclical	12.5
Energy	7.9
Finance	13.9
Other Corporate	0.9
Technology	10.8
Transportation	1.8
Treasury / Agency	3.1
Utilities	4.4
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.94
Beta	0.96	0.87
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.5%
1 - 5 Years	27.6
5 - 10 Years	59.5
10 - 20 Years	4.4
20 - 30 Years	1.6
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	3.1%
Baa	4.3
Ba	49.0
B	37.3
Caa	5.8
C	0.2
Not Rated	0.3
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	High-Yield Corporate Fund Investor
	Shares	-2.99%	5.09%	5.82%	$17,609
••••••••	High-Yield Corporate Composite Index	-4.45	4.61	6.19	18,227
– – – –	High Yield Funds Average	-5.85	3.25	4.84	16,048
	Barclays U.S. Corporate High Yield
	Bond Index	-6.62	4.24	6.62	18,976
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	-2.90%	5.20%	5.94%	$89,037
High-Yield Corporate Composite Index	-4.45	4.61	6.19	91,135
Barclays U.S. Corporate High Yield Bond
Index	-6.62	4.24	6.62	94,879

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016
				High-Yield
				Corporate
				Composite
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	7.41%	0.48%	7.89%	8.64%
2008	7.13	-6.43	0.70	1.95
2009	6.83	-23.02	-16.19	-14.77
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	5.23	-8.22	-2.99	-4.45
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	-1.39%	5.72%	7.04%	-1.02%	6.02%
Admiral Shares	11/12/2001	-1.30	5.83	7.16	-1.02	6.14

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond 1.000%		8/31/16	177,750	178,195	1.1%
1	United States Treasury Note/Bond 0.375%		5/31/16	170,920	170,867	1.0%
	United States Treasury Note/Bond	0.875%	11/30/16	169,570	169,914	1.0%
Total U.S. Government and Agency Obligations (Cost $519,403)					518,976	3.1%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $55,576) †					52,854	0.3%
Corporate Bonds
Finance
	Banking
[2,3]	Credit Suisse Group AG	6.250%	12/29/49	116,200	113,586	0.7%
	Royal Bank of Scotland
	Group plc	6.125%	12/15/22	113,600	122,841	0.7%
2	Royal Bank of Scotland
	Group plc	5.125%–8.000%	12/19/23–12/29/49	52,885	54,778	0.3%
3	Banking—Other †				222,561	1.3%
	Finance Companies
	AerCap Ireland Capital
	Ltd. / AerCap Global
	Aviation Trust	3.750%–5.000%	5/15/19–7/1/22	147,390	145,179	0.9%
3	CIT Group Inc.	6.625%	4/1/18	105,655	111,730	0.7%
	CIT Group Inc.	5.250%	3/15/18	102,005	105,065	0.6%
	CIT Group Inc.	5.375%	5/15/20	98,370	101,813	0.6%
	CIT Group Inc.	5.000%	8/15/22	96,680	97,647	0.6%
3	CIT Group Inc.	3.875%–5.500%	2/15/19–2/19/19	97,210	99,194	0.6%
	Homer City Generation LP	8.734%	10/1/26	118,179	92,180	0.5%
	International Lease Finance
	Corp.	3.875%–8.750%	3/15/17–8/15/22	265,782	282,998	1.7%
	Navient Corp.	5.500%–8.450%	6/15/18–1/25/23	225,825	214,819	1.3%
	Finance Companies—Other †				87,416	0.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Insurance
2	Voya Financial Inc.	5.650%	5/15/53	87,753	85,340	0.5%
3	Insurance—Other †				164,681	1.0%
	Other Finance
3	Argos Merger Sub Inc.	7.125%	3/15/23	87,535	88,082	0.5%
	Other Finance—Other †				26,676	0.2%
	Real Estate Investment Trusts †				54,158	0.3%
					2,270,744	13.5%
Industrial
	Basic Industry
3,[4]	VWR Funding Inc.	4.625%	4/15/22	116,316	117,853	0.7%
[3,5]	Basic Industry—Other †				583,440	3.5%
	Capital Goods
3	Building Materials Corp.
	of America	6.000%	10/15/25	139,715	142,684	0.8%
3	Building Materials Corp.
	of America	5.375%	11/15/24	36,177	35,634	0.2%
	Case New Holland Inc.	7.875%	12/1/17	91,500	97,905	0.6%
3	Cemex SAB de CV	6.125%	5/5/25	108,600	92,717	0.6%
	CNH Industrial Capital LLC	3.375%–6.250%	11/1/16–11/6/20	157,048	152,568	0.9%
	United Rentals
	North America Inc.	4.625%–7.625%	5/15/20–7/15/25	170,433	168,846	1.0%
3	Capital Goods—Other †				634,697	3.8%
	Communication
	Belo Corp.	7.250%	9/15/27	15,335	15,642	0.1%
3	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%	5/1/23	97,010	96,525	0.6%
3	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.125%–6.500%	3/15/21–5/1/27	181,111	181,326	1.1%
3	CCO Safari II LLC	6.484%	10/23/45	44,215	44,547	0.3%
3	CCOH Safari LLC	5.750%	2/15/26	47,140	46,669	0.3%
	DISH DBS Corp.	6.750%	6/1/21	153,840	156,917	0.9%
	DISH DBS Corp.	5.875%	7/15/22	94,575	89,137	0.5%
	DISH DBS Corp.	5.000%–7.875%	9/1/19–11/15/24	34,865	33,005	0.2%
3	Gannett Co. Inc.	4.875%–6.375%	7/15/20–9/15/24	146,706	152,877	0.9%
	Hughes Satellite Systems
	Corp.	6.500%	6/15/19	81,968	89,755	0.5%
	Intelsat Jackson Holdings SA	7.250%	10/15/20	137,367	118,136	0.7%
	Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	76,990	0.5%
3	Level 3 Financing Inc.	5.125%–6.125%	1/15/21–5/1/25	116,825	117,321	0.7%
	Liberty Interactive LLC	8.250%	2/1/30	126,903	125,951	0.7%
	Liberty Interactive LLC	8.500%	7/15/29	42,553	42,872	0.3%
	MetroPCS Wireless Inc.	6.625%	11/15/20	70,940	73,068	0.4%
3	Netflix Inc.	5.875%	2/15/25	84,890	86,800	0.5%
3	Nielsen Finance LLC /
	Nielsen Finance Co.	5.000%	4/15/22	128,155	129,276	0.8%
	Quebecor Media Inc.	5.750%	1/15/23	79,855	80,654	0.5%
3	Softbank Corp.	4.500%	4/15/20	159,095	157,504	0.9%
	Sprint Corp.	7.125%–7.875%	9/15/21–2/15/25	177,770	125,985	0.7%
3	Sprint Nextel Corp.	7.000%	3/1/20	135,830	131,076	0.8%
3	Sprint Nextel Corp.	9.000%	11/15/18	92,545	93,933	0.6%
	T-Mobile USA Inc.	5.250%–6.836%	9/1/18–1/15/24	152,038	156,170	0.9%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Unitymedia Hessen GmbH
	& Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	31,992	0.2%
3	Univision Communications Inc.	5.125%	2/15/25	126,080	119,146	0.7%
3	UPCB Finance V Ltd.	7.250%	11/15/21	36,896	39,086	0.2%
3	UPCB Finance VI Ltd.	6.875%	1/15/22	28,832	30,421	0.2%
	Videotron Ltd.	5.000%	7/15/22	85,064	85,702	0.5%
3	Videotron Ltd.	5.375%	6/15/24	8,633	8,655	0.1%
3	Virgin Media Secured
	Finance plc	5.375%–5.500%	4/15/21–1/15/25	62,399	63,206	0.4%
3	VTR Finance BV	6.875%	1/15/24	19,705	18,313	0.1%
	Zayo Group LLC /
	Zayo Capital Inc.	6.000%	4/1/23	104,300	101,432	0.6%
[3,5]	Communication—Other †				1,129,265	6.7%
	Consumer Cyclical
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.375%	3/15/22	117,525	112,824	0.7%
[3,5]	Consumer Cyclical—Other †				1,076,668	6.4%
	Consumer Noncyclical
	Amsurg Corp.	5.625%	7/15/22	81,010	81,010	0.5%
3	Capsugel SA	7.000%	5/15/19	46,650	45,484	0.3%
	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	149,325	135,139	0.8%
	CHS/Community Health
	Systems Inc.	5.125%–7.125%	7/15/20–8/1/21	48,900	47,629	0.3%
3	Envision Healthcare Corp.	5.125%	7/1/22	86,215	84,922	0.5%
	HCA Holdings Inc.	6.250%	2/15/21	27,980	29,519	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	140,073	0.8%
	HCA Inc.	4.750%–7.690%	3/15/22–2/15/26	245,790	253,029	1.5%
3	IMS Health Inc.	6.000%	11/1/20	93,781	96,829	0.6%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	104,617	0.6%
	Tenet Healthcare Corp.	4.500%–8.125%	11/1/18–4/1/22	238,802	237,823	1.4%
	THC Escrow Corp. II	6.750%	6/15/23	18,850	17,530	0.1%
[3,5]	Consumer Noncyclical—Other †				779,761	4.6%
3	Energy †				1,278,998	7.6%
	Technology
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,000	87,550	0.5%
3	Audatex North America Inc.	6.125%	11/1/23	97,715	98,448	0.6%
3	Audatex North America Inc.	6.000%	6/15/21	78,106	78,887	0.5%
	CDW LLC /
	CDW Finance Corp.	6.000%	8/15/22	118,945	124,892	0.8%
3	First Data Corp.	7.000%	12/1/23	157,285	158,465	1.0%
3	First Data Corp.	5.750%	1/15/24	121,970	121,360	0.7%
3	First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	123,820	0.7%
[5,6]	First Data Corp. Bank Loan	3.926%–4.177%	3/23/18–7/8/22	95,763	94,446	0.6%
3	Infor US Inc.	6.500%	5/15/22	96,715	83,417	0.5%
3	Technology—Other †				696,775	4.1%
	Transportation
	Hertz Corp.	6.750%	4/15/19	82,360	82,360	0.5%
	Hertz Corp.	4.250%–7.375%	4/1/18–1/15/21	93,335	93,562	0.6%
3	Transportation—Other †				58,760	0.3%
					12,500,295	74.5%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
AES Corp.	5.500%	3/15/24	119,951	108,256	0.7%
Calpine Corp.	5.750%	1/15/25	119,130	106,919	0.6%
3 Electric—Other †				403,390	2.4%
				618,565	3.7%
Total Corporate Bonds (Cost $16,406,963)				15,389,604	91.7%

			Shares
Preferred Stocks
GMAC Capital Trust I Pfd.	8.125%		4,743,200	120,619	0.7%
Hartford Financial Services
Group Inc. Pfd.	7.875%		2,853,900	87,558	0.5%
Total Preferred Stocks (Cost $195,124)				208,177	1.2%
Other † (Cost $27,348)				624	0.0%

			Face
			Amount
			($000)
Temporary Cash Investments
Repurchase Agreements
RBC Capital Markets LLC
(Dated 1/29/16, Repurchase
Value $102,403,000, collateralized
by Federal Home Loan Mortgage
Corp. 2.202%–4.000%, 5/1/36–
5/1/45, Federal National Mortgage
Assn. 2.000%–4.866%, 9/1/33–
12/1/45, and Government National
Mortgage Assn. 5.000%, 10/20/39,
with a value of $104,448,000)	0.310%	2/1/16	102,400	102,400	0.6%
Bank of Montreal
(Dated 1/29/16, Repurchase
Value $90,402,000, collateralized
by Federal Home Loan Mortgage
Corp. 2.588%–6.500%, 3/27/19–
8/1/38, Federal National Mortgage
Assn. 2.000%–4.000%, 3/1/22–
11/1/45, Government National
Mortgage Assn. 2.000%–2.500%,
10/20/42–5/20/44, and U.S.
Treasury Note/Bond 2.625%,
11/15/20, with a value of
$92,208,000)	0.330%	2/1/16	90,400	90,400	0.5%
TD Securities (USA) LLC
(Dated 1/29/16, Repurchase
Value $86,502,000, collateralized
by U.S. Treasury Note/Bond
0.000%–1.500%, 7/28/16–
5/31/20, with a value of
$88,230,000)	0.330%	2/1/16	86,500	86,500	0.5%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Bank of America Securities, LLC
(Dated 1/29/16, Repurchase
Value $109,103,000, collateralized
by Government National Mortgage
Assn. 4.000%–4.500%, 12/20/44,
with a value of $111,282,000)	0.340%	2/1/16	109,100	109,100	0.7%
Total Temporary Cash Investments (Cost $388,400)				388,400	2.3%
Total Investments (Cost $17,592,814)				16,558,635	98.6%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				1,485
Receivables for Investment Securities Sold				38,523
Receivables for Accrued Income				260,587
Receivables for Capital Shares Issued				20,119
Other Assets				32,236
Total Other Assets				352,950	2.1%
Liabilities
Payables for Investment Securities Purchased				(60,274)
Payables to Investment Advisor				(1,349)
Payables for Capital Shares Redeemed				(16,287)
Payables for Distributions				(20,655)
Payables to Vanguard				(24,188)
Other Liabilities				(1,719)
Total Liabilities				(124,472)	(0.7%)
Net Assets				16,787,113	100.0%

At January 31, 2016, net assets consisted of:
					Amount
					($000)
Paid-in Capital					18,093,357
Overdistributed Net Investment Income					(1,414)
Accumulated Net Realized Losses					(267,739)
Unrealized Appreciation (Depreciation)
Investment Securities					(1,034,179)
Swap Contracts					(3,079)
Forward Currency Contracts					244
Foreign Currencies					(77)
Net Assets					16,787,113

High-Yield Corporate Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 659,920,381 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,603,764
Net Asset Value Per Share—Investor Shares	$5.46

Admiral Shares—Net Assets
Applicable to 2,414,134,185 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,183,349
Net Asset Value Per Share—Admiral Shares	$5.46

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $10,940,000 have been segregated as initial margin for open cleared swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $5,675,969,000, representing 33.8% of net assets.
4 Face amount denominated in euro.
5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2016, the aggregate value of these securities was $446,622,000, representing 2.7% of net assets.
6 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends	15,714
Interest	1,014,155
Total Income	1,029,869
Expenses
Investment Advisory Fees—Note B	5,509
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,956
Management and Administrative—Admiral Shares	11,937
Marketing and Distribution—Investor Shares	794
Marketing and Distribution—Admiral Shares	1,425
Custodian Fees	138
Auditing Fees	46
Shareholders’ Reports—Investor Shares	161
Shareholders’ Reports—Admiral Shares	103
Trustees’ Fees and Expenses	24
Total Expenses	27,093
Net Investment Income	1,002,776
Realized Net Gain (Loss)
Investment Securities Sold	(186,131)
Swap Contracts	529
Foreign Currencies and Forward Currency Contracts	(1,445)
Realized Net Gain (Loss)	(187,047)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,339,835)
Swap Contracts	(3,079)
Foreign Currencies and Forward Currency Contracts	(733)
Change in Unrealized Appreciation (Depreciation)	(1,343,647)
Net Increase (Decrease) in Net Assets Resulting from Operations	(527,918)

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,002,776	942,040
Realized Net Gain (Loss)	(187,047)	301,837
Change in Unrealized Appreciation (Depreciation)	(1,343,647)	(490,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	(527,918)	753,833
Distributions
Net Investment Income
Investor Shares	(222,495)	(236,054)
Admiral Shares	(767,220)	(704,924)
Realized Capital Gain
Investor Shares	(19,814)	—
Admiral Shares	(68,908)	—
Total Distributions	(1,078,437)	(940,978)
Capital Share Transactions
Investor Shares	(220,185)	(177,568)
Admiral Shares	1,558,599	1,063,671
Net Increase (Decrease) from Capital Share Transactions	1,338,414	886,103
Total Increase (Decrease)	(267,941)	698,958
Net Assets
Beginning of Period	17,055,054	16,356,096
End of Period[1]	16,787,113	17,055,054
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,414,000) and ($14,606,000).

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.98	$6.04	$6.12	$5.82	$5.78
Investment Operations
Net Investment Income	. 327.331		.348	.372	.405
Net Realized and Unrealized Gain (Loss)
on Investments	(. 495)	(. 059)	(. 080)	. 300.040
Total from Investment Operations	(.168)	.272	.268	.672	.445
Distributions
Dividends from Net Investment Income	(. 323)	(. 332)	(. 348)	(.372)	(. 405)
Distributions from Realized Capital Gains	(.029)	—	—	—	—
Total Distributions	(. 352)	(. 332)	(. 348)	(.372)	(. 405)
Net Asset Value, End of Period	$5.46	$5.98	$6.04	$6.12	$5.82

Total Return[1]	-2.99%	4.56%	4.53%	11.91%	8.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,604	$4,176	$4,394	$5,607	$5,476
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.61%	5.46%	5.76%	6.25%	7.04%
Portfolio Turnover Rate	34%	35%	28%	30%	26%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.98	$6.04	$6.12	$5.82	$5.78
Investment Operations
Net Investment Income	. 333	. 337.354		.378	.411
Net Realized and Unrealized Gain (Loss)
on Investments	(. 495)	(. 059)	(. 080)	. 300.040
Total from Investment Operations	(.162)	.278	.274	.678	.451
Distributions
Dividends from Net Investment Income	(.329)	(.338)	(.354)	(.378)	(.411)
Distributions from Realized Capital Gains	(.029)	—	—	—	—
Total Distributions	(.358)	(.338)	(.354)	(.378)	(.411)
Net Asset Value, End of Period	$5.46	$5.98	$6.04	$6.12	$5.82

Total Return[1]	-2.90%	4.66%	4.64%	12.02%	8.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,183	$12,879	$11,962	$12,713	$10,075
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.71%	5.56%	5.86%	6.35%	7.14%
Portfolio Turnover Rate	34%	35%	28%	30%	26%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only

High-Yield Corporate Fund

with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2016, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

High-Yield Corporate Fund

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract.

To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

High-Yield Corporate Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2016, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

High-Yield Corporate Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,485,000, representing 0.01% of the fund’s net assets and 0.59% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	518,976	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	52,854	—
Corporate Bonds	—	15,365,488	24,116
Preferred Stocks	—	208,177	—
Other	—	—	624
Temporary Cash Investments	—	388,400	—
Forward Currency Contracts—Assets	—	244	—
Swap Contracts—Assets[1]	587	—	—
Total	587	16,534,139	24,740
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	244	587	831

High-Yield Corporate Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2016, were:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	571	—	571
Swap Contracts	—	529	529
Realized Net Gain (Loss) on Derivatives	571	529	1,100

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(810)	—	(810)
Swap Contracts	—	(3,079)	(3,079)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(810)	(3,079)	(3,889)

At January 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank, N.A.	2/29/16	USD	178,023	EUR	164,185	42
Citibank, N.A.	2/29/16	USD	35,846	GBP	25,014	202
						244
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2016, counterparties had deposited in segregated accounts securities with a value of $1,315,000 in connection with forward currency contracts.

High-Yield Corporate Fund

At January 31, 2016, the fund had the following open credit default swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-HYS-25-V1-5Y1	12/20/20	CME	155,530	(2,674)	5.000	(3,079)
CME—Chicago Mercantile Exchange.
1 High Yield Credit Default Swap Index—Version 25.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2016, the fund realized net foreign currency losses of $1,445,000 (including gains and losses on forward currency contracts), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $11,700,000 from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,576,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

Capital gains required to be distributed in December 2015 included gains realized through October 31, 2015; subsequently, the fund realized losses of $264,193,000, which are deferred and will be treated as realized for tax purposes in 2017.

At January 31, 2016, the cost of investment securities for tax purposes was $17,592,814,000. Net unrealized depreciation of investment securities for tax purposes was $1,034,179,000, consisting of unrealized gains of $215,100,000 on securities that had risen in value since their purchase and $1,249,279,000 in unrealized losses on securities that had fallen in value since their purchase.

High-Yield Corporate Fund

G. During the year ended January 31, 2016, the fund purchased $6,257,908,000 of investment securities and sold $5,428,317,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $169,634,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	953,808	163,092	936,989	154,971
Issued in Lieu of Cash Distributions	205,361	35,338	199,234	32,795
Redeemed	(1,379,354)	(236,916)	(1,313,791)	(216,627)
Net Increase (Decrease)—Investor Shares	(220,185)	(38,486)	(177,568)	(28,861)
Admiral Shares
Issued	4,092,880	701,370	3,223,729	531,298
Issued in Lieu of Cash Distributions	567,943	97,988	476,405	78,432
Redeemed	(3,102,224)	(538,902)	(2,636,463)	(435,861)
Net Increase (Decrease) —Admiral Shares	1,558,599	260,456	1,063,671	173,869

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 72.0% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Intermediate-Term
Investment-Grade Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $104,859,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 77.8% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $248,731,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 70.0% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $100,421,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 92.0% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,004.94	$1.06
Admiral Shares	1,000.00	1,005.44	0.56
Institutional Shares	1,000.00	1,005.59	0.40
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,013.91	$1.07
Admiral Shares	1,000.00	1,014.40	0.56
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,015.23	$1.12
Admiral Shares	1,000.00	1,015.74	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$955.73	$1.18
Admiral Shares	1,000.00	956.20	0.69
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.80	0.41
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.21% for Investor Shares, 0.11% for Admiral Shares, and 0.08% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.24% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi

Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032016

Annual Report | January 31, 2016

Vanguard Ultra-Short-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended January 31, 2016
				Returns
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Ultra-Short-Term Bond Fund
Investor Shares (Inception: 2/24/2015)	0.83%	0.54%	-0.10%	0.44%
Admiral™ Shares (Inception: 2/24/2015)	0.94	0.61	-0.10	0.51
Barclays U.S. Treasury Bellwethers: 1 Year Index				0.48
Ultra-Short Obligations Funds Average				-0.03
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
Benchmark returns are calculated from the start of the reporting period or from the earliest share class inception date.
Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
Inception Through January 31, 2016
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Ultra-Short-Term Bond Fund
Investor Shares (Inception: 2/24/2015)	$10.00	$9.99	$0.054	$0.000
Admiral Shares (Inception: 2/24/2015)	20.00	19.98	0.121	0.000

1

Chairman’s Letter

Dear Shareholder,

From its inception on February 24, 2015, through January 31, 2016, Vanguard Ultra-Short-Term Bond Fund returned 0.44% for Investor Shares and 0.51% for Admiral Shares. That performance was in line with its benchmark index, which, like all indexes, incurs no expenses. The average return of peer funds was just below zero.

In its partial first year, your fund accomplished what it set out to do: It gave investors a modest pickup in yield compared with money market funds, without taking on as much additional interest rate risk as short- and longer-term bond funds.

The fund’s 30-day SEC yield at the end of the period was 0.83% for Investor Shares and 0.94% for Admiral Shares, up from 0.59% and 0.67% six months ago.

This report includes a brief look at the financial markets during the full 12 months of the fiscal year ended January 31, followed by a review of the fund’s performance since its inception.

Yields moved up and down to produce a nearly flat year
In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Meanwhile, central banks in Europe and Asia continued to move in the opposite direction by increasing their stimulus measures to combat weak growth and low inflation.

2

Although bonds surged in January, the broad U.S. taxable bond market returned –0.16% for the 12 months. Bonds languished at times earlier in the period, when stocks were on firmer ground and many thought that the interest rate hike would come sooner rather than later. Market turmoil in January seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

After many ups and downs, the yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.) Interest rates on short-term Treasuries also rose, anticipating the Fed’s move.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the U.S. dollar’s strength against many foreign currencies. Without this currency effect, returns were modestly positive.

Money market funds and savings accounts generated scant returns as the Fed kept its target for short-term interest rates at 0%–0.25% until December.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned about –2% for the fiscal year. Stocks deteriorated after a solid first half as investors grew more concerned that

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

China’s slower economic growth would spread globally. Oil and commodity prices continued to fall, a trend that hurts producers but favors consumers. A global selloff in January ended the year on a down note.

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength. Although emerging markets suffered the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

The fund provides another option for meeting near-term spending needs
The investment objective of the Ultra-Short- Term Bond Fund is to provide current income while maintaining limited price volatility. Your fund’s advisor, Vanguard Fixed Income Group, seeks to achieve this by investing in money market instruments and short-term high-quality bonds from various sectors of the fixed income market. We launched this fund to help investors who seek to align their investments with their near-term spending horizon (for example, to meet their anticipated expenses for the next year or two).

Your fund holds a broadly diversified portfolio of more than 600 securities, including asset-backed and corporate bonds. It’s actively managed to have a duration of about one year, as its benchmark does. (Duration measures the sensitivity of bond, and bond mutual fund, prices to interest rate movements.)

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.12%	0.57%
The fund expense ratios shown are from the prospectus dated February 9, 2015, and represent estimated costs for the current fiscal year. For the period from inception through January 31, 2016, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Ultra-Short Obligations Funds.

4

However, the benchmark, the Barclays U.S. Treasury Bellwethers: 1 Year Index, consists of a single bond—the most recently issued 1-year Treasury. As such, the index provides a frame of reference to evaluate the performance of bonds with a 1-year duration.

In the roughly 11 months since the fund’s inception, the advisor’s selections among asset-backed securities, especially bonds backed by automobile loans, contributed significantly to its total return. Bonds issued by banks also performed well. As with Vanguard’s other active bond funds, the expertise of our experienced team of credit analysts is an integral part of the process of managing this fund.

Your fund is off to a good start in meeting its objective. But, as always, we encourage you to evaluate results over a longer period.

For more discussion of the management and performance of the fund, please see the Advisor’s Report that follows this letter.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 6.

5

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015—and especially the start of 2016—were stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 5 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

6

As always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2016

Advisor’s Report

In the roughly 11 months from its inception through January 31, 2016, Vanguard Ultra-Short-Term Bond Fund returned 0.44% for Investor Shares and 0.51% for Admiral Shares. Its benchmark, the Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.48%. The average return of peer funds was just below zero.

The investment environment
During most of 2015, investors kept a watchful eye on U.S. economic indicators, seeking clues as to when the Federal Reserve would raise interest rates for the first time in nearly a decade. As soon as the answer was revealed in mid-December, speculation turned to when the next increase would occur.

While investors awaited the Fed’s first tightening move, many other central banks, including the People’s Bank of China, pursued monetary easing during 2015. The European Central Bank (ECB) began a major bond-buying program in March that, along with other steps, helped push yields on many European sovereign bonds into negative territory. After the Fed’s action, some other central banks also raised rates, but policy divergence continued. In January 2016, the Bank of Japan announced negative interest rates for certain bank deposits, for the first time in Japan’s history. And the ECB strongly hinted it would pursue more stimulus this year.

Several other global developments also held investors’ attention. Prices of oil and other commodities kept falling, especially late in the period, signaling an end to the commodity super-cycle we’ve been experiencing. Greece negotiated another bailout after teetering again on the brink of leaving the euro zone. And fears mounted of a hard landing for China (which appears to have been overtaken by India as the world’s fastest-growing economy).

Closer to home, after a weak start, U.S. economic growth rebounded in the second and third calendar quarters of 2015 but slowed in the fourth, with a 1% growth rate. Still, with an annual growth rate of more than 2% in 2015, the U.S. economy stands out as one of the “best houses on the block.” Inflation, however, remained worryingly low—well below the Fed’s long-term target of 2%—raising questions about when the Fed might deem the economy ready for another increase.

In terms of investor appetite, the period was one of “risk off.” The yield spreads of many corporate bonds relative to comparable-maturity Treasuries generally widened. The high-yield market in particular was hit hard by the energy sector’s downturn.

Treasury bonds often provided a safe haven from stock market volatility and other concerns. This was evident in January, when the U.S. and many other stock markets fell into bear-market territory—marking one of the worst-ever Januarys for stocks. The yield of the benchmark 10-year Treasury note dropped in January from 2.30% to 1.98%; it began the fiscal year at 1.75%. Interest rates rose a bit more at the shorter end of the

8

yield curve: The 3-month Treasury yield increased over the fiscal year from 0.01% to 0.33%, while the 1-year Treasury closed at 0.45%, up from 0.14%.

Management of the fund
Since we launched this fund almost a year ago, it has become an integral part of Vanguard’s suite of actively managed taxable bond funds. We manage it using the same broad investment philosophy and processes as the other funds in our lineup.

The team that supports your fund includes not only portfolio managers but also bond traders, risk managers, and credit analysts. For example, the expertise of our traders helps us execute trades efficiently and cost-effectively. Input from our credit analysts helps us select among securities that may seem to have similar characteristics. And with greater globalization at Vanguard, a growing number of team members are located in London and Australia, not just in the United States. This gives us round-the-clock trading capability and an ear to the ground in international markets that informs our decision-making.

What differentiates the Ultra-Short-Term Bond Fund from our other active bond funds is its slightly more conservative tilt, consistent with its investment objective of providing current income while maintaining limited price volatility. The majority of the fund’s holdings have an expected maturity of not longer than three years, and we generally plan to hold them until they mature. (Note that some securities in the accompanying Statement of Net Assets, such as asset-backed bonds, have stated maturities in 2020 and beyond but are expected to be paid off sooner.) We manage the fund to maintain its duration at a policy-neutral level of approximately one year, matching its benchmark. (Duration is a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates.) The duration of the fund and its benchmark was 0.9 years at the end of January.

We invest in a diversified mix of Treasury, agency, corporate, asset-backed, and other bonds in the fund. Our portfolio management decisions regarding the appropriate allocations among bond-market sectors can result in over- or underperformance when compared with the fund’s Treasury benchmark.

For the partial fiscal year, we added value with our selection of asset-backed securities (ABS), particularly those backed by automobile loans. ABS constituted the largest sector in the fund, at nearly 30% of total assets at the end of January. These securities provide an important source of diversification for your fund, and they were one of the best-performing segments of the broad taxable U.S. bond market for the period. As a group, ABS contributed more than half of the fund’s total return. And although it was a challenging year for many corporate credits, we added value through our selection of bonds issued by banks.

9

A look ahead
As noted in the recently released Vanguard’s Economic and Investment Outlook, real U.S. GDP is expected to converge toward its long-term growth trend of about 2% in 2016. This base-case expectation considers possible upsides coming from housing, consumer and business confidence, the service sector, and the labor market, as well as possible downsides associated with manufacturing and trade, in part because of the drag associated with the stronger U.S. dollar.

The continued decline in oil prices in 2015, and their further drop early this year, has been driven primarily by increased supply. Vanguard’s research shows that large supply-driven decreases in oil prices can benefit the U.S. economy because they act as a “tax cut” for consumers—even after accounting for additional savings by consumers and the negative effects on energy-sector capital investment. Currently, our expectation for 2016 growth remains unchanged.

In recent months, we’ve seen significant moves in Treasury yields—sometimes on a daily basis—in response to Fed policy statements, oil price changes, and foreign central bank policy (particularly, Japan’s surprise move to set negative interest rates), among other factors. As we noted

in our semiannual report, U.S. interest rates and, hence, bond prices, are likely to remain volatile. We continue to expect that the U.S. economy’s relative strength will help to set a floor on rates and that global conditions—including the strong dollar and potential additional stimulus from Japan and the European Central Bank—should serve as a cap. Based on the Fed’s recent statements that it is closely monitoring global economic and financial developments, a rate hike in March appears less likely than it did in December. Regardless of the timing, we expect increases to be gradual.

In managing the fund, we expect to continue to maintain a high level of liquidity through our holdings of Treasury and agency securities and a variety of money market instruments. This is consistent with the fund’s investment objective and with Vanguard’s current overall positioning of its actively managed bond funds.

Gregory S. Nassour, CFA, Principal
Portfolio Manager

David Van Ommeren, Principal
Portfolio Manager

Vanguard Fixed Income Group

February 26, 2016

10

Ultra-Short-Term Bond Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUBFX	VUSFX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	0.83%	0.94%

Financial Attributes
		Barclays
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund	1 Year Index	Index
Number of Bonds	655	1	9,720
Yield to Maturity
(before expenses)	1.0%	0.5%	2.3%
Average Coupon	1.9%	0.0%	3.2%
Average Duration	0.9 years	0.9 years	5.4 years
Average Effective
Maturity	1.1 years	0.9 years	7.7 years
Short-Term
Reserves	19.9%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	28.3%
Commercial Mortgage-Backed	2.1
Finance	12.9
Foreign	1.8
Industrial	12.0
Treasury/Agency	20.3
Utilities	2.7
Short-Term Reserves	19.9
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	45.9%
1 - 3 Years	52.6
3 - 5 Years	1.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	19.9%
Aaa	29.4
Aa	11.3
A	15.6
Baa	4.1
Not Rated	19.7
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 9, 2015, and represent estimated costs for the current fiscal year. For the period from inception through January 31, 2016, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.
11

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 24, 2015, Through January 31, 2016
Initial Investment of $10,000

		Total Returns
		Period Ended January 31, 2016
		Since	Final Value
		Inception	of a $10,000
		(2/24/2015)	Investment
	Ultra-Short-Term Bond Fund Investor
	Shares	0.44%	$10,044
••••••••	Barclays U.S. Treasury Bellwethers: 1
	Year Index	0.48	10,048
– – – –	Ultra-Short Obligations Funds Average	-0.03	9,997
	Barclays U.S. Aggregate Bond Index	0.76	10,076
Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $50,000
	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Admiral Shares	0.51%	$50,253
Barclays U.S. Treasury Bellwethers: 1 Year
Index	0.48	50,239
Barclays U.S. Aggregate Bond Index	0.76	50,382
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

Ultra-Short-Term Bond Fund

Fiscal-Period Total Returns (%): February 24, 2015, Through January 31, 2016
				Barclays
				U.S. Treasury
				Bellwethers:
			Investor Shares	1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.54%	-0.10%	0.44%	0.48%

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	2/24/2015	0.49%	-0.30%	0.19%
Admiral Shares	2/24/2015	0.55	-0.30	0.25

13

Ultra-Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (20.1%)
U.S. Government Securities (10.2%)
	United States Treasury Note/Bond	1.000%	10/31/16	6,300	6,319
1	United States Treasury Note/Bond	0.875%	12/31/16	8,700	8,718
	United States Treasury Note/Bond	0.875%	1/31/17	19,400	19,442
	United States Treasury Note/Bond	0.625%	2/15/17	3,600	3,598
	United States Treasury Note/Bond	1.000%	3/31/17	14,000	14,050
					52,127
Agency Bonds and Notes (9.9%)
2	Federal Home Loan Banks	0.375%	2/19/16	1,335	1,335
2	Federal Home Loan Banks	0.250%	3/11/16	200	200
2	Federal Home Loan Banks	1.000%	3/11/16	1,200	1,201
2	Federal Home Loan Banks	3.125%	3/11/16	1,670	1,675
2	Federal Home Loan Banks	0.250%	4/29/16	1,000	1,000
2	Federal Home Loan Banks	0.250%	5/18/16	650	650
2	Federal Home Loan Banks	5.375%	5/18/16	1,350	1,370
2	Federal Home Loan Banks	2.125%	6/10/16	1,700	1,710
2	Federal Home Loan Banks	0.500%	9/28/16	1,000	999
2	Federal Home Loan Banks	0.625%	12/28/16	1,000	1,000
2	Federal Home Loan Banks	0.875%	5/24/17	2,250	2,253
2	Federal Home Loan Banks	0.750%	8/28/17	3,500	3,497
2	Federal Home Loan Banks	2.250%	9/8/17	1,000	1,023
2	Federal Home Loan Banks	4.625%	9/8/17	1,000	1,061
2	Federal Home Loan Banks	1.125%	12/8/17	750	754
3	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,300	1,313
3	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,350	1,350
3	Federal Home Loan Mortgage Corp.	0.400%	5/27/16	300	300
3	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	900	906
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	5,000	5,040
3	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	3,550	3,557
3	Federal National Mortgage Assn.	5.000%	3/15/16	2,050	2,062
3	Federal National Mortgage Assn.	0.500%	3/30/16	1,485	1,485
3	Federal National Mortgage Assn.	1.250%	9/28/16	7,200	7,231
3	Federal National Mortgage Assn.	5.000%	2/13/17	1,500	1,567
3	Federal National Mortgage Assn.	0.750%	3/14/17	2,750	2,751
3	Federal National Mortgage Assn.	5.000%	5/11/17	3,000	3,161
3	Federal National Mortgage Assn.	1.125%	7/20/18	500	502
					50,953
Total U.S. Government and Agency Obligations (Cost $103,084)					103,080

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (30.9%)
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	800	800
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	800	803
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
4	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,500	1,499
4	Ally Auto Receivables Trust 2015-SN1	0.930%	6/20/17	603	602
4	Ally Auto Receivables Trust 2016-1	1.470%	4/15/20	1,500	1,501
[4],5	Ally Master Owner Trust Series 2014-1	0.896%	1/15/19	151	151
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	155	155
4	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	1,625	1,625
4	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	1,200	1,200
[4],5	American Express Credit Account Secured
	Note Trust 2008-2	1.685%	9/15/20	1,300	1,323
[4],5	American Express Credit Account Secured
	Note Trust 2012-4	0.975%	5/15/20	168	168
[4],5	American Express Credit Account Secured
	Note Trust 2014-5	0.716%	5/15/20	410	410
[4],5,6 American Homes 4 Rent 2014-SFR1		1.775%	6/17/31	100	100
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	19	19
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	88	88
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	97	98
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	21	21
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	39	39
[4],5	AmeriCredit Automobile Receivables Trust 2014-2	0.704%	10/10/17	64	64
4	AmeriCredit Automobile Receivables Trust 2015-2	0.830%	9/10/18	469	468
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	160	160
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	150	150
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	255	255
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	190	190
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	810	813
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	110	111
[4],6	ARI Fleet Lease Trust 2014-A	0.810%	11/15/22	456	455
[4],6	ARI Fleet Lease Trust 2015-A	1.110%	11/15/18	1,278	1,274
[4],5,6 Arran Residential Mortgages Funding 2011-1 plc		1.817%	11/19/47	34	34
[4],6	Avis Budget Rental Car Funding AESOP LLC
	2012-2A	2.802%	5/20/18	1,300	1,312
[4],6	Avis Budget Rental Car Funding AESOP LLC
	2013-1A	1.920%	9/20/19	150	150
[4],5	BA Credit Card Trust 2007-A4	0.466%	11/15/19	1,101	1,095
4	BA Credit Card Trust 2015-A2	1.360%	9/15/20	850	852
4	Banc of America Commercial Mortgage
	Trust 2006-5	5.415%	9/10/47	98	100
4	Banc of America Commercial Mortgage
	Trust 2006-6	5.347%	10/10/45	198	202
4	Banc of America Commercial Mortgage
	Trust 2007-2	5.739%	4/10/49	150	153
4	Banc of America Commercial Mortgage
	Trust 2008-1	6.380%	2/10/51	129	137
4	Banc of America Commercial Mortgage
	Trust 2008-1	6.424%	2/10/51	20	21
[4],6	Bank of The West Auto Trust 2015-1	0.870%	4/16/18	1,505	1,502
4	Bear Stearns Commercial Mortgage Securities
	Trust 2006-PWR13	5.533%	9/11/41	97	98
4	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.911%	6/11/40	84	87

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR17	5.650%	6/11/50	210	220
4	Bear Stearns Commercial Mortgage Securities
	Trust 2007-TOP28	5.710%	9/11/42	147	155
[4],5,6 BMW Floorplan Master Owner Trust 2015-1A		0.925%	7/15/20	1,250	1,246
4	BMW Vehicle Owner Trust 2015-2	1.400%	2/20/19	3,250	3,246
[4],5	Brazos Higher Education Authority Inc.
	Series 2011-1	1.182%	2/25/30	271	269
4	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	104	104
4	California Republic Auto Receivables Trust 2015-2	0.880%	2/15/18	1,261	1,259
[4],6	California Republic Auto Receivables Trust 2015-2	2.040%	1/15/20	2,000	2,006
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	34	34
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	33	33
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	81	83
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	190	190
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	92	92
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	82	83
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	103	103
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	37	37
4	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	800	798
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	260	260
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	500	502
4	Capital Auto Receivables Asset Trust 2015-4	1.620%	3/20/19	1,500	1,495
[4],5	Capital One Multi-asset Execution Trust 2007-A1	0.475%	11/15/19	100	100
[4],5	Capital One Multi-asset Execution Trust 2007-A5	0.466%	7/15/20	1,168	1,163
4	Capital One Multi-asset Execution Trust 2015-A7	1.450%	8/16/21	2,100	2,104
[4],5,6 CARDS II Trust 2015-2A		0.946%	7/15/20	2,000	2,000
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	36	36
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	22	22
4	Carmax Auto Owner Trust 2015-2	0.820%	6/15/18	854	853
4	Carmax Auto Owner Trust 2015-3	1.630%	5/15/20	1,100	1,104
4	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	73	73
4	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	95	96
4	Carmax Auto Owner Trust 2016-1	1.610%	11/16/20	1,000	1,000
[4],5	Chase Issuance Trust 2007-C1	0.885%	4/15/19	185	184
[4],5	Chase Issuance Trust 2013-A7	0.856%	9/15/20	1,000	1,001
[4],5	Chase Issuance Trust 2014-A3	0.626%	5/15/18	350	350
[4],5	Chase Issuance Trust 2015-A3	0.676%	4/15/19	1,200	1,198
4	Chase Issuance Trust 2015-A5	1.360%	4/15/20	400	401
[4],6	Chrysler Capital Auto Receivables Trust 2013-A	0.910%	4/16/18	186	186
[4],6	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	24	24
[4],6	Chrysler Capital Auto Receivables Trust 2013-BA	1.270%	3/15/19	1,415	1,412
[4],6	Chrysler Capital Auto Receivables Trust 2015-BA	1.910%	3/16/20	2,100	2,108
[4],6	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	68	68
[4],5	Citibank Credit Card Issuance Trust 2013-A2	0.853%	9/10/20	130	130
4	Citibank Credit Card Issuance Trust 2014-A2	1.020%	2/22/19	850	847
4	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	600	599
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	19	19
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	100	103
4	Citigroup Commercial Mortgage Trust 2014-GC19	1.199%	3/10/47	92	92
4	Citigroup Commercial Mortgage Trust 2014-GC23	1.392%	7/10/47	162	162
4	CNH Equipment Trust 2015-A	0.840%	6/15/18	144	144
4	CNH Equipment Trust 2015-B	0.840%	8/15/18	1,348	1,345
4	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	108	112
[4],5,6 Colony American Homes 2014-1		1.576%	5/17/31	138	136

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5,6 Colony American Homes 2014-1		1.775%	5/17/31	100	99
[4],5,6 Colony American Homes 2015-1		1.626%	7/17/32	210	207
[4],5,6 Colony American Homes Single-Family Rental
	Pass-Through Certificates 2014-2	1.768%	7/17/31	100	100
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	120	123
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	152	155
4	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	103	107
4	COMM 2013-CCRE10 Mortgage Trust	1.278%	8/10/46	229	228
4	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	107	107
4	COMM 2013-CCRE6 Mortgage Trust	0.719%	3/10/46	30	30
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	93	95
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	100	103
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	100	103
4	COMM 2014-CCRE15 Mortgage Trust	1.218%	2/10/47	275	274
4	COMM 2014-CCRE17 Mortgage Trust	1.275%	5/10/47	105	104
4	COMM 2014-CCRE18 Mortgage Trust	1.442%	7/15/47	244	243
4	COMM 2014-CR14 Mortgage Trust	1.330%	2/10/47	35	35
4	COMM 2014-CR16 Mortgage Trust	1.445%	4/10/47	73	73
4	COMM 2014-UBS5 Mortgage Trust	1.373%	9/10/47	498	498
4	Commercial Mortgage Trust 2006-GG7	6.048%	7/10/38	59	59
4	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	6.007%	6/15/38	70	70
4	Credit Suisse Commercial Mortgage Trust
	Series 2007-C1	5.361%	2/15/40	12	12
4	Credit Suisse Commercial Mortgage Trust
	Series 2008-C1	6.269%	2/15/41	123	132
[4],6	Dell Equipment Finance Trust 2015-1	1.010%	7/24/17	1,100	1,098
[4],5	Discover Card Execution Note Trust 2012-A4	0.795%	11/15/19	297	297
[4],5	Discover Card Execution Note Trust 2013-A1	0.726%	8/17/20	400	399
4	Discover Card Execution Note Trust 2013-A2	0.690%	8/15/18	525	525
4	Discover Card Execution Note Trust 2013-A5	1.040%	4/15/19	700	699
[4],5	Discover Card Execution Note Trust 2015-A1	0.776%	8/17/20	1,000	999
4	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	2,500	2,502
4	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	1,000	1,004
[4],6	Drive Auto Receivables Trust 2015-A	1.010%	11/15/17	176	176
[4],6	Drive Auto Receivables Trust 2015-A	2.280%	6/17/19	40	40
[4],6	Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	140	140
[4],6	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	130	130
[4],6	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	330	328
[4],6	Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	135	135
[4],6	Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	200	199
[4],6	Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	145	145
[4],6	Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	1,505	1,499
[4],6	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	600	598
[4],6	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	600	601
[4],6	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	910	910
[4],6	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	270	270
[4],6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	245	244
[4],6	Enterprise Fleet Financing LLC Series 2015-1	1.300%	9/20/20	241	240
[4],6	Enterprise Fleet Financing LLC Series 2015-2	1.590%	2/22/21	1,500	1,497
[4],6	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	980	972
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C01	1.927%	2/25/25	19	19
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C01	1.927%	2/25/25	10	10

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C02	1.577%	5/25/25	99	99
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C02	1.627%	5/25/25	184	184
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C03	1.927%	7/25/25	101	101
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C03	1.927%	7/25/25	131	131
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C04	2.027%	4/25/28	452	448
[4],5	Fannie Mae Connecticut Avenue Securities
	2015-C04	2.126%	4/25/28	216	216
[4],5	First National Master Note Trust 2015-1	1.195%	9/15/20	540	541
4	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	408	407
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	137	137
4	Ford Credit Auto Lease Trust 2015-A	0.790%	12/15/17	887	886
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	970	969
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	490	490
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	30	30
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	62	62
4	Ford Credit Auto Owner Trust 2015-A	0.810%	1/15/18	298	298
4	Ford Credit Auto Owner Trust 2015-B	0.720%	3/15/18	1,110	1,109
4	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,000	1,002
4	Ford Credit Auto Owner Trust 2016-A	1.390%	7/15/20	1,250	1,251
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	226	227
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.690%	9/15/19	100	100
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.140%	9/15/19	100	100
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	1.400%	2/15/19	62	62
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	2.310%	2/15/21	27	27
[4],5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	0.776%	8/15/19	495	495
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	250	250
4	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.770%	8/15/20	1,400	1,403
[4],5	Freddie Mac Structured Agency Credit Risk Debt
	Notes 2015-HQA1	1.676%	3/25/28	242	242
[4],6	FRS I LLC 2013-1A	1.800%	4/15/43	54	53
[4],5	GE Capital Credit Card Master Note Trust
	Series 2011-2	1.425%	5/15/19	304	304
4	GE Capital Credit Card Master Note Trust
	Series 2012-6	1.360%	8/17/20	250	250
[4],5	GE Dealer Floorplan Master Note Trust
	Series 2012-2	1.176%	4/22/19	406	406
[4],5	GE Dealer Floorplan Master Note Trust
	Series 2014-2	0.876%	10/20/19	875	872
[4],6	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	100	100
4	GM Financial Leasing Trust 2015-1	1.100%	12/20/17	480	480
4	GM Financial Leasing Trust 2015-2	1.680%	12/20/18	1,100	1,100
4	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	140	141
4	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	120	121

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	2,600	2,599
4	GM Financial Leasing Trust 2015-3	2.320%	11/20/19	50	50
4	GM Financial Leasing Trust 2015-3	2.980%	11/20/19	120	120
4	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	120	120
[4],6	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	450	450
[4],6	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	100	100
[4],6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	1,627	1,629
[4],6	Golden Credit Card Trust 2012-4A	1.390%	7/15/19	230	230
[4],5,6 Golden Credit Card Trust 2015-3A		0.845%	7/15/19	2,150	2,144
[4],5,6 Golden Credit Card Trust 2016-1A		1.026%	1/15/20	2,410	2,411
[4],5,6 Gosforth Funding 2016-1A plc		1.374%	2/15/58	1,520	1,520
[4],6	Great America Leasing Receivables 2015-1	1.120%	6/20/17	452	451
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	101	104
4	GS Mortgage Securities Trust 2014-GC22	1.290%	6/10/47	49	49
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	1,163	1,160
4	Harley-Davidson Motorcycle Trust 2015-2	1.300%	3/16/20	2,600	2,593
[4],6	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	74	74
[4],6	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,351	1,365
[4],6	Hertz Vehicle Financing LLC 2015-2	2.020%	9/25/19	2,000	1,994
4	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	800	801
4	Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	1,400	1,402
4	Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	290	291
4	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	2,750	2,746
4	Huntington Auto Trust 2015-1	0.760%	10/16/17	1,424	1,423
[4],6	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	100	100
[4],6	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	100	100
[4],6	Hyundai Auto Lease Securitization Trust 2015-A	1.000%	10/16/17	253	253
[4],6	Hyundai Auto Lease Securitization Trust 2015-B	1.660%	7/15/19	1,000	1,003
[4],6	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	250	252
[4],6	Hyundai Auto Lease Securitization Trust 2016-A	1.600%	7/15/19	1,000	1,000
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	49	49
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	35	35
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	60	61
4	Hyundai Auto Receivables Trust 2015-B	0.690%	4/16/18	879	878
4	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,000	1,003
5	Illinois Student Assistance Commission
	Series 2010-1	1.669%	4/25/22	76	76
[4],5,6 Invitation Homes 2014-SFR1 Trust		1.925%	6/17/31	149	149
[4],5,6 Invitation Homes 2014-SFR2 Trust		2.026%	9/17/31	100	100
[4],5,6 Invitation Homes 2015-SFR2 Trust		1.775%	6/17/32	98	97
4	John Deere Owner Trust 2015-A	0.870%	2/15/18	255	255
4	John Deere Owner Trust 2015-B	1.440%	10/15/19	1,600	1,598
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP6	5.471%	4/15/43	60	60
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP7	6.106%	4/15/45	143	145
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	18	19
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.746%	2/12/51	146	152
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	174	179
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP12	5.850%	2/15/51	130	136
[4],6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	350	366

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	1.303%	1/15/46	279	279
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	19	19
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	1.268%	7/15/47	357	355
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.019%	8/15/46	112	115
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	2.977%	11/15/45	100	103
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	1.247%	1/15/47	72	72
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	1.254%	2/15/47	244	244
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C19	1.266%	4/15/47	520	518
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	1.322%	8/15/47	150	149
[4],6	Kubota Credit Owner Trust 2014-1	1.160%	5/15/18	400	399
[4],5,6 Lanark Master Issuer plc 2012-2A		1.778%	12/22/54	222	222
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	88	88
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	94	95
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	47	48
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	130	133
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	119	125
[4],6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	9	9
[4],6	Master Credit Card Trust 2013-3A	2.280%	1/22/18	100	100
4	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,730	1,726
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	1,100	1,100
[4],5,6 Mercedes-Benz Master Owner Trust 2015-A		0.745%	4/15/19	1,200	1,198
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	52	53
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	31	33
4	ML-CFC Commercial Mortgage Trust 2006-2	6.073%	6/12/46	25	25
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	31	31
[4],6	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	37	37
[4],6	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	234	237
[4],6	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	100	100
[4],6	MMAF Equipment Finance LLC 2013-A	1.030%	12/11/17	317	317
[4],6	MMAF Equipment Finance LLC 2015-A	0.960%	9/18/17	1,000	999
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	0.916%	8/15/45	27	27
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	1.308%	8/15/46	208	207
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.085%	8/15/46	134	138
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	1.313%	10/15/46	307	306
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C17	1.551%	8/15/47	234	234
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	178	180
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	56	57
4	Morgan Stanley Capital I Trust 2007-IQ15	6.114%	6/11/49	140	145
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	130	136
[4],5	Navient Student Loan Trust 2015-2	0.707%	11/25/24	726	721
[4],5	Navient Student Loan Trust 2015-3	0.746%	7/25/30	1,405	1,405
[4],5,6 Navient Student Loan Trust 2015-BA		1.025%	5/15/23	811	809

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5	New Mexico Educational Assistance
	Foundation 2013-1	1.128%	1/2/25	109	106
4	Nissan Auto Lease Trust 2014-B	1.290%	3/16/20	681	677
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	445	445
4	Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	1,520	1,518
4	Nissan Auto Receivables 2015-B Owner Trust	0.670%	9/15/17	746	746
4	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,500	1,499
[4],5	Nissan Master Owner Trust Receivables
	Series 2013-A	0.726%	2/15/18	331	331
4	Nissan Master Owner Trust Receivables
	Series 2015-A	1.440%	1/15/20	61	61
5	North Carolina State Education Assistance
	Authority 2011-1	1.519%	1/26/26	111	110
[4],5,6 PFS Financing Corp. 2014-AA		1.025%	2/15/19	429	427
[4],5,6 PFS Financing Corp. 2015-AA		1.046%	4/15/20	100	98
[4],6	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	400	399
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	146	146
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	38	38
4	Santander Drive Auto Receivables Trust 2015-2	0.880%	9/17/18	682	682
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	705	705
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	800	800
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	400	401
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	400	404
[4],5,6 Silver Bay Realty 2014-1 Trust		1.875%	9/17/31	100	99
[4],5	SLM Student Loan Trust 2005-5	0.719%	4/25/25	272	268
[4],5	SLM Student Loan Trust 2005-9	0.739%	1/27/25	67	67
[4],5,6 SLMPRVT Student Loan Trust 2011-A		1.425%	10/15/24	21	21
[4],6	SLMPRVT Student Loan Trust 2011-A	4.370%	4/17/28	100	104
[4],6	SLMPRVT Student Loan Trust 2012-B	3.480%	10/15/30	141	144
[4],5,6 SLMPRVT Student Loan Trust 2012-E		1.176%	10/16/23	54	54
[4],6	SLMPRVT Student Loan Trust 2013-B	1.850%	6/17/30	100	99
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	36	36
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	892	891
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	329	328
4	SMART ABS Series 2013-2US Trust	1.180%	2/14/19	516	514
4	SMART ABS Series 2014-1US Trust	0.950%	2/14/18	750	747
[4],5,6 SMB Private Education Loan Trust 2015-A		1.025%	7/17/23	706	703
[4],6	Sonic Capital LLC 2011-1A	5.438%	5/20/41	78	80
[4],5,6 SWAY Residential 2014-1 Trust		1.726%	1/17/32	193	192
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	250	250
4	Synchrony Credit Card Master Note Trust 2015-3	1.740%	9/15/21	2,750	2,754
4	Toyota Auto Receivables 2015-A Owner Trust	0.710%	7/17/17	181	181
[4],5,6 Trade MAPS 1 Ltd. 2013-1A		1.123%	12/10/18	1,000	996
[4],5,6 Trade MAPS 1 Ltd. 2013-1A		1.673%	12/10/18	125	123
4	UBS Commercial Mortgage Trust 2011-C1	1.524%	1/10/45	49	49
4	USAA Auto Owner Trust 2015-1	1.540%	11/16/20	1,400	1,405
4	Volkswagen Auto Lease Trust 2015-A	0.870%	6/20/17	172	172
[4],6	Volkswagen Credit Auto Master Owner
	Trust 2014-1A	1.400%	7/22/19	336	333
[4],6	Volvo Financial Equipment LLC Series 2015-1A	0.950%	11/15/17	447	447
[4],6	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	160	160
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C27	5.765%	7/15/45	26	26
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28	5.559%	10/15/48	99	101

21

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28	5.572%	10/15/48	176	179
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	145	148
4	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C33	6.149%	2/15/51	16	17
4	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	1.676%	7/15/46	323	323
[4],6	Wendys Funding LLC 2015-1	3.371%	6/15/45	60	59
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	110	112
4	WFRBS Commercial Mortgage Trust 2013-C16	1.406%	9/15/46	123	123
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	100	103
4	WFRBS Commercial Mortgage Trust 2013-UBS1	1.122%	3/15/46	33	33
[4],6	Wheels SPV 2 LLC 2014-1A	0.840%	3/20/23	346	344
[4],6	Wheels SPV 2 LLC 2015-1	1.810%	4/22/24	200	198
4	World Financial Network Credit Card Master
	Note Trust Series 2013-B	0.910%	3/16/20	1,100	1,099
[4],5	World Financial Network Credit Card Master
	Note Trust Series 2015-A	0.906%	2/15/22	115	114
4	World Omni Auto Receivables Trust 2013-A	0.640%	4/16/18	54	53
4	World Omni Auto Receivables Trust 2015-A	0.790%	7/16/18	153	153
4	World Omni Automobile Lease Securitization
	Trust 2013-A	1.100%	12/15/16	92	92
4	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	380	380
[4],5,6 World Omni Master Owner Trust 2013-1		0.776%	2/15/18	1,352	1,352
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $158,690)					158,444
Corporate Bonds (27.2%)
Finance (12.7%)
	Banking (10.6%)
	Abbey National Treasury Services plc	4.000%	4/27/16	108	109
	Abbey National Treasury Services plc	1.375%	3/13/17	1,701	1,700
6	ABN AMRO Bank NV	4.250%	2/2/17	600	616
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	500	504
	Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	842	841
	Bank of America Corp.	1.350%	11/21/16	410	410
	Bank of America Corp.	6.400%	8/28/17	229	244
	Bank of America Corp.	6.000%	9/1/17	29	31
	Bank of Montreal	2.500%	1/11/17	1,984	2,010
	Bank of New York Mellon Corp.	2.300%	7/28/16	770	776
	Bank of Nova Scotia	2.900%	3/29/16	1,162	1,166
	Bank of Nova Scotia	1.375%	7/15/16	938	940
	Bank of Nova Scotia	2.550%	1/12/17	252	255
	Bank of Nova Scotia	1.300%	7/21/17	62	62
	BB&T Corp.	2.150%	3/22/17	1,416	1,429
	Bear Stearns Cos. LLC	5.550%	1/22/17	14	14
	Bear Stearns Cos. LLC	6.400%	10/2/17	14	15
	BNP Paribas SA	1.375%	3/17/17	680	681
	BPCE SA	1.700%	4/25/16	285	285
	BPCE SA	1.613%	7/25/17	214	214
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	842	845
	Capital One Financial Corp.	3.150%	7/15/16	280	283
	Capital One NA	1.500%	3/22/18	342	337
	Citigroup Inc.	1.350%	3/10/17	26	26

22

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup Inc.	1.550%	8/14/17	44	44
Commonwealth Bank of Australia	1.400%	9/8/17	850	850
Commonwealth Bank of Australia	1.900%	9/18/17	250	252
Commonwealth Bank of Australia	2.250%	3/13/19	2,150	2,167
Cooperatieve Rabobank UA	3.375%	1/19/17	1,521	1,553
Fifth Third Bancorp	4.500%	6/1/18	529	558
Goldman Sachs Group Inc.	3.625%	2/7/16	235	235
Goldman Sachs Group Inc.	6.250%	9/1/17	1,150	1,223
Goldman Sachs Group Inc.	6.150%	4/1/18	650	704
HSBC Bank USA NA	6.000%	8/9/17	450	478
HSBC USA Inc.	1.300%	6/23/17	1,264	1,261
Huntington National Bank	1.375%	4/24/17	1,500	1,496
Huntington National Bank	2.200%	11/6/18	250	250
6 ING Bank NV	3.750%	3/7/17	1,500	1,537
JPMorgan Chase & Co.	1.125%	2/26/16	154	154
JPMorgan Chase & Co.	3.450%	3/1/16	14	14
JPMorgan Chase & Co.	3.150%	7/5/16	319	322
JPMorgan Chase & Co.	1.350%	2/15/17	14	14
JPMorgan Chase & Co.	2.000%	8/15/17	41	41
JPMorgan Chase & Co.	6.000%	1/15/18	730	787
JPMorgan Chase & Co.	1.700%	3/1/18	775	773
6 Macquarie Bank Ltd.	2.000%	8/15/16	416	417
6 Macquarie Bank Ltd.	1.650%	3/24/17	1,000	1,001
Manufacturers & Traders Trust Co.	1.400%	7/25/17	1,449	1,447
Morgan Stanley	1.750%	2/25/16	461	461
Morgan Stanley	5.750%	10/18/16	300	309
Morgan Stanley	1.875%	1/5/18	800	797
Morgan Stanley	2.500%	1/24/19	675	678
MUFG Union Bank NA	2.125%	6/16/17	2,000	2,017
National Australia Bank Ltd.	2.750%	3/9/17	1,130	1,150
National Australia Bank Ltd.	1.875%	7/23/18	760	763
National Bank of Canada	2.100%	12/14/18	2,100	2,106
National City Bank	5.250%	12/15/16	500	518
6 Nordea Bank AB	1.875%	9/17/18	1,000	1,000
PNC Bank NA	1.150%	11/1/16	250	250
PNC Bank NA	1.500%	10/18/17	310	310
PNC Funding Corp.	2.700%	9/19/16	485	490
Royal Bank of Canada	1.250%	6/16/17	1,496	1,496
Royal Bank of Canada	2.150%	3/15/19	1,200	1,209
Royal Bank of Scotland plc	4.375%	3/16/16	240	241
State Street Corp.	2.875%	3/7/16	770	772
State Street Corp.	1.350%	5/15/18	350	348
Toronto-Dominion Bank	2.500%	7/14/16	1,233	1,243
Toronto-Dominion Bank	1.750%	7/23/18	1,580	1,584
UBS AG	1.375%	6/1/17	570	569
UBS AG	1.375%	8/14/17	600	599
US Bank NA	1.375%	9/11/17	635	636
US Bank NA	1.350%	1/26/18	400	399
US Bank NA	1.450%	1/29/18	1,300	1,300
Wells Fargo & Co.	1.250%	7/20/16	735	736
Wells Fargo & Co.	2.100%	5/8/17	744	752
Westpac Banking Corp.	1.050%	11/25/16	64	64
Westpac Banking Corp.	1.200%	5/19/17	64	64
Westpac Banking Corp.	2.000%	8/14/17	64	65

23

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brokerage (0.6%)
BlackRock Inc.	6.250%	9/15/17	400	432
Franklin Resources Inc.	1.375%	9/15/17	214	214
Nomura Holdings Inc.	2.000%	9/13/16	800	802
NYSE Euronext	2.000%	10/5/17	1,667	1,680

Finance Companies (0.1%)
Air Lease Corp.	5.625%	4/1/17	116	120
5 HSBC Finance Corp.	0.844%	6/1/16	216	216

Insurance (1.1%)
6 MassMutual Global Funding II	3.125%	4/14/16	160	161
6 MassMutual Global Funding II	2.000%	4/5/17	159	161
MetLife Inc.	6.750%	6/1/16	372	379
6 Pricoa Global Funding I	1.900%	9/21/18	1,735	1,737
6 Reliance Standard Life Global Funding II	2.150%	10/15/18	1,560	1,558
Travelers Cos. Inc.	5.750%	12/15/17	1,302	1,405
UnitedHealth Group Inc.	1.450%	7/17/17	320	321

Real Estate Investment Trusts (0.3%)
Brandywine Operating Partnership LP	5.700%	5/1/17	116	121
DDR Corp.	7.500%	4/1/17	886	939
Welltower Inc.	3.625%	3/15/16	260	261
Welltower Inc.	2.250%	3/15/18	400	401
				65,205
Industrial (11.9%)
Basic Industry (1.0%)
Air Products & Chemicals Inc.	2.000%	8/2/16	1,164	1,171
Airgas Inc.	2.950%	6/15/16	225	226
Airgas Inc.	1.650%	2/15/18	100	100
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	571	571
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	271	270
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	71	74
Eastman Chemical Co.	2.400%	6/1/17	550	553
Ecolab Inc.	3.000%	12/8/16	500	507
Ecolab Inc.	1.450%	12/8/17	381	378
Praxair Inc.	0.750%	2/21/16	200	200
Praxair Inc.	5.200%	3/15/17	1,100	1,149

Capital Goods (1.4%)
Boeing Capital Corp.	2.125%	8/15/16	214	215
Caterpillar Financial Services Corp.	1.800%	11/13/18	1,200	1,205
Danaher Corp.	2.300%	6/23/16	214	215
General Dynamics Corp.	2.250%	7/15/16	214	215
General Dynamics Corp.	1.000%	11/15/17	200	200
General Electric Capital Corp.	2.950%	5/9/16	17	17
General Electric Capital Corp.	1.500%	7/12/16	17	17
General Electric Capital Corp.	3.350%	10/17/16	17	17
General Electric Capital Corp.	2.900%	1/9/17	17	17
General Electric Capital Corp.	5.400%	2/15/17	17	18
General Electric Capital Corp.	2.450%	3/15/17	132	135
General Electric Capital Corp.	5.625%	9/15/17	17	18
General Electric Capital Corp.	1.600%	11/20/17	1,000	1,006
General Electric Co.	5.250%	12/6/17	300	322
John Deere Capital Corp.	2.250%	6/7/16	25	25

24

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.850%	9/15/16	25	25
John Deere Capital Corp.	1.050%	10/11/16	16	16
John Deere Capital Corp.	1.050%	12/15/16	16	16
John Deere Capital Corp.	2.000%	1/13/17	25	25
John Deere Capital Corp.	1.400%	3/15/17	25	25
John Deere Capital Corp.	1.125%	6/12/17	135	135
John Deere Capital Corp.	2.800%	9/18/17	25	26
John Deere Capital Corp.	1.200%	10/10/17	870	868
John Deere Capital Corp.	1.950%	1/8/19	500	505
Lockheed Martin Corp.	2.125%	9/15/16	275	277
Precision Castparts Corp.	1.250%	1/15/18	950	947
6 Siemens Financieringsmaatschappij NV	1.450%	5/25/18	400	400

Communication (1.4%)
America Movil SAB de CV	2.375%	9/8/16	1,250	1,258
AT&T Inc.	2.950%	5/15/16	425	427
Comcast Cable Communications LLC	8.875%	5/1/17	46	50
Comcast Corp.	6.500%	1/15/17	46	48
Deutsche Telekom International Finance BV	5.750%	3/23/16	825	831
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	2.400%	3/15/17	300	303
McGraw Hill Financial Inc.	2.500%	8/15/18	500	505
NBCUniversal Media LLC	2.875%	4/1/16	1,652	1,658
Omnicom Group Inc.	5.900%	4/15/16	550	555
Thomson Reuters Corp.	0.875%	5/23/16	500	500
Verizon Communications Inc.	2.500%	9/15/16	658	663
Verizon Communications Inc.	1.350%	6/9/17	308	308

Consumer Cyclical (1.9%)
American Honda Finance Corp.	1.125%	10/7/16	214	214
American Honda Finance Corp.	0.950%	5/5/17	400	399
American Honda Finance Corp.	1.550%	12/11/17	400	400
6 Daimler Finance North America LLC	2.625%	9/15/16	180	181
6 Daimler Finance North America LLC	1.600%	8/3/17	400	398
6 Daimler Finance North America LLC	1.650%	5/18/18	400	394
Ford Motor Credit Co. LLC	4.207%	4/15/16	290	292
Ford Motor Credit Co. LLC	3.984%	6/15/16	100	101
Ford Motor Credit Co. LLC	4.250%	2/3/17	300	306
Ford Motor Credit Co. LLC	6.625%	8/15/17	100	106
6 Harley-Davidson Financial Services Inc.	3.875%	3/15/16	353	354
6 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	553	562
Lowe’s Cos. Inc.	2.125%	4/15/16	700	701
Lowe’s Cos. Inc.	1.625%	4/15/17	108	109
Lowe’s Cos. Inc.	6.100%	9/15/17	108	116
PACCAR Financial Corp.	1.600%	3/15/17	735	739
PACCAR Financial Corp.	1.750%	8/14/18	290	291
Starbucks Corp.	0.875%	12/5/16	425	425
Target Corp.	6.000%	1/15/18	625	682
Toyota Motor Credit Corp.	0.800%	5/17/16	100	100
Toyota Motor Credit Corp.	2.000%	9/15/16	100	101
Toyota Motor Credit Corp.	2.050%	1/12/17	500	505
Toyota Motor Credit Corp.	1.750%	5/22/17	400	403
Toyota Motor Credit Corp.	1.375%	1/10/18	400	400
Visa Inc.	1.200%	12/14/17	1,000	1,002
Wal-Mart Stores Inc.	0.600%	4/11/16	124	124

25

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	2.800%	4/15/16	124	125
Wal-Mart Stores Inc.	5.375%	4/5/17	124	131
6 Wesfarmers Ltd.	2.983%	5/18/16	259	260

Consumer Noncyclical (3.7%)
AbbVie Inc.	1.800%	5/14/18	450	449
Actavis Funding SCS	1.850%	3/1/17	99	99
Actavis Funding SCS	1.300%	6/15/17	100	99
Actavis Funding SCS	2.350%	3/12/18	39	39
Actavis Inc.	1.875%	10/1/17	39	39
Agilent Technologies Inc.	6.500%	11/1/17	116	124
Amgen Inc.	2.500%	11/15/16	55	56
Amgen Inc.	2.125%	5/15/17	58	58
Amgen Inc.	5.850%	6/1/17	58	61
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	2,000	2,005
AstraZeneca plc	5.900%	9/15/17	1,280	1,367
6 Baxalta Inc.	2.000%	6/22/18	250	247
6 Cargill Inc.	1.900%	3/1/17	459	462
Celgene Corp.	1.900%	8/15/17	370	372
Clorox Co.	5.950%	10/15/17	700	753
Coca-Cola Co.	0.875%	10/27/17	2,000	1,997
Covidien International Finance SA	6.000%	10/15/17	400	429
Gilead Sciences Inc.	3.050%	12/1/16	1,239	1,260
Gilead Sciences Inc.	1.850%	9/4/18	500	503
GlaxoSmithKline Capital plc	1.500%	5/8/17	265	267
Hershey Co.	1.600%	8/21/18	1,500	1,517
JM Smucker Co.	1.750%	3/15/18	500	500
Medtronic Inc.	2.625%	3/15/16	1,350	1,353
Mondelez International Inc.	4.125%	2/9/16	58	58
PepsiCo Inc.	2.500%	5/10/16	625	628
PepsiCo Inc.	1.125%	7/17/17	700	702
PepsiCo Inc.	1.250%	8/13/17	500	502
Philip Morris International Inc.	1.250%	8/11/17	1,000	1,003
Reynolds American Inc.	2.300%	6/12/18	600	606
6 Roche Holdings Inc.	1.350%	9/29/17	1,000	1,005
Tyson Foods Inc.	6.600%	4/1/16	216	218
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	350	349

Energy (1.5%)
Chevron Corp.	1.345%	11/15/17	2,500	2,496
El Paso Natural Gas Co. LLC	5.950%	4/15/17	17	17
Enterprise Products Operating LLC	6.300%	9/15/17	170	178
Enterprise Products Operating LLC	1.650%	5/7/18	700	675
Kinder Morgan Energy Partners LP	3.500%	3/1/16	117	117
Kinder Morgan Energy Partners LP	6.000%	2/1/17	17	17
Kinder Morgan Energy Partners LP	5.950%	2/15/18	17	17
Kinder Morgan Inc.	7.000%	6/15/17	17	18
Kinder Morgan Inc.	2.000%	12/1/17	17	16
Occidental Petroleum Corp.	4.125%	6/1/16	600	606
Occidental Petroleum Corp.	1.500%	2/15/18	850	838
Shell International Finance BV	1.125%	8/21/17	500	497
Shell International Finance BV	1.250%	11/10/17	1,500	1,496
6 Southern Natural Gas Co. LLC	5.900%	4/1/17	17	17
Total Capital International SA	1.500%	2/17/17	687	686
Total Capital International SA	1.550%	6/28/17	187	187

26

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Technology (0.7%)
Apple Inc.	0.900%	5/12/17	300	300
Corning Inc.	1.500%	5/8/18	300	295
6 Hewlett Packard Enterprise Co.	2.450%	10/5/17	500	501
6 Hewlett Packard Enterprise Co.	2.850%	10/5/18	500	502
Intel Corp.	1.950%	10/1/16	214	215
Intel Corp.	1.350%	12/15/17	200	201
Microsoft Corp.	1.300%	11/3/18	500	501
Oracle Corp.	1.200%	10/15/17	350	351
Oracle Corp.	5.750%	4/15/18	400	438

Transportation (0.3%)
Canadian National Railway Co.	5.850%	11/15/17	345	371
6 ERAC USA Finance LLC	1.400%	4/15/16	308	308
6 ERAC USA Finance LLC	6.375%	10/15/17	58	62
Ryder System Inc.	2.500%	3/1/17	275	278
United Parcel Service Inc.	1.125%	10/1/17	214	214
				60,675
Utilities (2.6%)
Electric (2.6%)
Arizona Public Service Co.	6.250%	8/1/16	420	431
Baltimore Gas & Electric Co.	5.900%	10/1/16	54	56
Berkshire Hathaway Energy Co.	5.750%	4/1/18	116	125
CMS Energy Corp.	6.550%	7/17/17	589	630
CMS Energy Corp.	5.050%	2/15/18	39	42
Commonwealth Edison Co.	5.950%	8/15/16	54	55
Commonwealth Edison Co.	1.950%	9/1/16	54	54
Commonwealth Edison Co.	6.150%	9/15/17	454	488
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	900	1,029
Consumers Energy Co.	5.500%	8/15/16	119	122
Consumers Energy Co.	5.150%	2/15/17	135	140
Consumers Energy Co.	5.650%	9/15/18	121	133
Consumers Energy Co.	6.125%	3/15/19	125	141
Duke Energy Carolinas LLC	7.000%	11/15/18	723	825
Duke Energy Florida LLC	5.800%	9/15/17	661	708
Duke Energy Florida LLC	5.650%	6/15/18	50	55
Edison International	3.750%	9/15/17	1,200	1,240
Exelon Corp.	1.550%	6/9/17	600	598
Georgia Power Co.	5.700%	6/1/17	650	686
Georgia Power Co.	1.950%	12/1/18	285	287
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	671	673
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	221	232
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	225	225
Pacific Gas & Electric Co.	5.625%	11/30/17	1,555	1,663
Pacific Gas & Electric Co.	8.250%	10/15/18	300	349
Peco Energy Co.	1.200%	10/15/16	870	871
Southern California Edison Co.	1.250%	11/1/17	295	294
TECO Finance Inc.	4.000%	3/15/16	143	143
TECO Finance Inc.	6.572%	11/1/17	58	62
5 TECO Finance Inc.	1.217%	4/10/18	100	99
Union Electric Co.	6.400%	6/15/17	464	495
Xcel Energy Inc.	0.750%	5/9/16	250	250
Xcel Energy Inc.	1.200%	6/1/17	300	299
				13,500
Total Corporate Bonds (Cost $139,469)				139,380

27

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	800	799
Corp. Andina de Fomento	7.790%	3/1/17	200	213
Export-Import Bank of Korea	3.750%	10/20/16	200	203
Export-Import Bank of Korea	4.000%	1/11/17	500	512
Export-Import Bank of Korea	1.750%	2/27/18	50	50
Korea Development Bank	3.250%	3/9/16	100	100
Korea Development Bank	4.000%	9/9/16	1,000	1,018
Korea Development Bank	2.250%	8/7/17	200	202
North American Development Bank	2.300%	10/10/18	300	304
Province of Ontario	2.300%	5/10/16	400	402
Province of Ontario	1.600%	9/21/16	400	402
Republic of Korea	5.125%	12/7/16	3,000	3,102
Republic of Poland	6.375%	7/15/19	1,000	1,129
Statoil ASA	3.125%	8/17/17	200	205
Statoil ASA	1.200%	1/17/18	300	298
Svensk Exportkredit AB	0.625%	5/31/16	300	300
Total Sovereign Bonds (Cost $9,247)				9,239
Taxable Municipal Bonds (0.1%)
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL	3.220%	2/1/21	247	254
Total Taxable Municipal Bonds (Cost $255)				254

			Shares
Temporary Cash Investment (19.4%)
Money Market Fund (19.4%)
7 Vanguard Market Liquidity Fund (Cost $99,418)	0.441%		99,417,926	99,418
Total Investments (99.5%) (Cost $510,163)				509,815

				Amount
				($000)
Other Assets and Liabilities (0.5%)
Other Assets
Investment in Vanguard				42
Receivables for Investment Securities Sold				14,097
Receivables for Accrued Income				1,651
Receivables for Capital Shares Issued				3,291
Other Assets				87
Total Other Assets				19,168
Liabilities
Payables for Investment Securities Purchased				(16,053)
Payables for Capital Shares Redeemed				(294)
Payables for Distributions				(33)
Payables to Vanguard				(70)
Other Liabilities				(121)
Total Liabilities				(16,571)
Net Assets (100%)				512,412

28

Ultra-Short-Term Bond Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	512,835
Undistributed Net Investment Income	36
Accumulated Net Realized Losses	(61)
Unrealized Appreciation (Depreciation)
Investment Securities	(348)
Futures Contracts	(50)
Net Assets	512,412

Investor Shares—Net Assets
Applicable to 4,739,053 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	47,336
Net Asset Value Per Share—Investor Shares	$9.99

Admiral Shares—Net Assets
Applicable to 23,278,808 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	465,076
Net Asset Value Per Share—Admiral Shares	$19.98

• See Note A in Notes to Financial Statements.
1 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $64,282,000, representing 12.5% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

29

Ultra-Short-Term Bond Fund

Statement of Operations

February 10, 2015[1] to
January 31, 2016
($000)
Investment Income
Income
Interest[2]	2,636
Total Income	2,636
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative—Investor Shares	50
Management and Administrative—Admiral Shares	230
Marketing and Distribution—Investor Shares	2
Marketing and Distribution—Admiral Shares	17
Custodian Fees	13
Auditing Fees	35
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	2
Total Expenses	382
Net Investment Income	2,254
Realized Net Gain (Loss)
Investment Securities Sold	(56)
Futures Contracts	(5)
Realized Net Gain (Loss)	(61)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(348)
Futures Contracts	(50)
Change in Unrealized Appreciation (Depreciation)	(398)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,795
1 Commencement of subscription period for the fund. 2 Interest income from an affiliated company of the fund was $152,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

February 10, 2015[1] to
January 31, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,254
Realized Net Gain (Loss)	(61)
Change in Unrealized Appreciation (Depreciation)	(398)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,795
Distributions
Net Investment Income
Investor Shares	(201)
Admiral Shares	(2,017)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(2,218)
Capital Share Transactions
Investor Shares	47,379
Admiral Shares	465,456
Net Increase (Decrease) from Capital Share Transactions	512,835
Total Increase (Decrease)	512,412
Net Assets
Beginning of Period	—
End of Period[2]	512,412
1 Commencement of subscription period for the fund. 2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $36,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
February 10, 2015[1] to
For a Share Outstanding Throughout the Period	January 31, 2016
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	. 054
Net Realized and Unrealized Gain (Loss) on Investments	(.010)
Total from Investment Operations	.044
Distributions
Dividends from Net Investment Income	(.054)
Distributions from Realized Capital Gains	—
Total Distributions	(. 054)
Net Asset Value, End of Period	$9.99

Total Return[2]	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$47
Ratio of Total Expenses to Average Net Assets	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.66%[3]
Portfolio Turnover Rate	24%
1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
February 10, 2015[1] to
For a Share Outstanding Throughout the Period	January 31, 2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.122
Net Realized and Unrealized Gain (Loss) on Investments	(.021)
Total from Investment Operations	.101
Distributions
Dividends from Net Investment Income	(.121)
Distributions from Realized Capital Gains	—
Total Distributions	(.121)
Net Asset Value, End of Period	$19.98

Total Return[2]	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$465
Ratio of Total Expenses to Average Net Assets	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	0.74%[3]
Portfolio Turnover Rate	24%
1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

34

Ultra-Short-Term Bond Fund

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended January 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

35

Ultra-Short-Term Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	103,080	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	156,444	2,000
Corporate Bonds	—	139,380	—
Sovereign Bonds	—	9,239	—
Taxable Municipal Bonds	—	254	—
Temporary Cash Investments	99,418	—	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(44)	—	—
Total	99,376	408,397	2,000
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2016	(114)	(24,923)	(58)
Eurodollar Futures	March 2016	98	24,347	12
5-Year U.S. Treasury Note	March 2016	(10)	(1,207)	(4)
				(50)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

36

Ultra-Short-Term Bond Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2016, the fund had $94,000 of ordinary income available for distribution. The fund had available capital losses totaling $111,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $510,163,000. Net unrealized depreciation of investment securities for tax purposes was $348,000, consisting of unrealized gains of $299,000 on securities that had risen in value since their purchase and $647,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended January 31, 2016, the fund purchased $272,852,000 of investment securities and sold $15,266,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $118,353,000 and $31,294,000, respectively.

G. Capital share transactions for each class of shares were:

	February 10, 2015[1] to
	January 31, 2016
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	90,641	9,068
Issued in Lieu of Cash Distributions	186	19
Redeemed	(43,448)	(4,348)
Net Increase (Decrease)—Investor Shares	47,379	4,739
Admiral Shares
Issued	604,240	30,224
Issued in Lieu of Cash Distributions	1,789	90
Redeemed	(140,573)	(7,035)
Net Increase (Decrease) —Admiral Shares	465,456	23,279
1 Commencement of subscription period for the fund.

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

37

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Ultra-Short-Term Bond Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ultra-Short-Term Bond Fund (constituting a separate portfolio of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Fund”) at January 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period February 10, 2015 (commencement of subscription period) through January 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 81.9% of income dividends are interest related dividends.

38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

39

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,003.41	$1.01
Admiral Shares	1,000.00	1,003.26	0.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

40

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14920 032016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2016: $439,000
Fiscal Year Ended January 31, 2015: $314,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2016: $7,000,200
Fiscal Year Ended January 31, 2015: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2016: $2,899,096
Fiscal Year Ended January 31, 2015: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2016: $353,389
Fiscal Year Ended January 31, 2015: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2016: $202,313
Fiscal Year Ended January 31, 2015: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2016: $555,702
Fiscal Year Ended January 31, 2015: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (11.0%)
U.S. Government Securities (11.0%)
1	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	865,377	855,521
	United States Treasury Note/Bond	0.500%	9/30/16	6,440	6,438
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,002
	United States Treasury Note/Bond	0.500%	1/31/17	370,750	370,172
	United States Treasury Note/Bond	0.875%	1/31/17	264,800	265,380
	United States Treasury Note/Bond	0.875%	2/28/17	130,700	130,965
	United States Treasury Note/Bond	0.750%	3/15/17	636,300	636,796
	United States Treasury Note/Bond	0.500%	3/31/17	58,981	58,852
	United States Treasury Note/Bond	1.000%	3/31/17	288,700	289,736
2	United States Treasury Note/Bond	0.875%	4/15/17	79,500	79,686
	United States Treasury Note/Bond	0.875%	5/15/17	516,200	517,331
2	United States Treasury Note/Bond	0.875%	7/15/18	316,650	316,552
	United States Treasury Note/Bond	1.000%	8/15/18	146,250	146,616
	United States Treasury Note/Bond	1.000%	9/15/18	205,550	205,967
	United States Treasury Note/Bond	1.250%	10/31/18	203,300	204,951
2,3	United States Treasury Note/Bond	1.250%	11/15/18	677,250	682,749
	United States Treasury Note/Bond	1.250%	12/15/18	72,800	73,391
2	United States Treasury Note/Bond	1.500%	12/31/18	311,400	316,071
	United States Treasury Note/Bond	1.125%	1/15/19	271,600	272,830
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	212,583
	United States Treasury Note/Bond	1.000%	8/31/19	3,750	3,735
	United States Treasury Note/Bond	1.375%	1/31/21	164,200	164,533
					5,811,857
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	555	569
4,5	Fannie Mae Pool	6.500%	9/1/16	213	215
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	345	352
					1,136
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Fannie Mae Pool	2.347%	12/1/32	431	443
4,5,6	Fannie Mae Pool	2.360%	2/1/37	1,621	1,728
4,5,6	Fannie Mae Pool	2.375%	6/1/33	3,064	3,203
4,5,6	Fannie Mae Pool	2.435%	7/1/32	372	397
4,5,6	Fannie Mae Pool	2.460%	5/1/33	2,679	2,853
4,5,6	Fannie Mae Pool	2.465%	9/1/32	26	28
4,5,6	Fannie Mae Pool	2.500%	9/1/32	227	239
4,5,6	Fannie Mae Pool	2.535%	8/1/33	4,469	4,654
4,5,6	Fannie Mae Pool	2.550%	7/1/33	3,516	3,623
4,5,6	Fannie Mae Pool	2.581%	8/1/37	649	674
4,5,6	Fannie Mae Pool	2.625%	5/1/33	631	674
4,5,6	Freddie Mac Non Gold Pool	2.500%	8/1/32–8/1/37	4,102	4,324
4,5,6	Freddie Mac Non Gold Pool	2.504%	9/1/32	123	134
4,5,6	Freddie Mac Non Gold Pool	2.586%	2/1/33	362	374
4,5,6	Freddie Mac Non Gold Pool	2.643%	9/1/32	949	973
4,5,6	Freddie Mac Non Gold Pool	2.655%	1/1/33	508	552
4,5,6	Freddie Mac Non Gold Pool	2.711%	8/1/33	841	895
4,5,6	Freddie Mac Non Gold Pool	2.825%	10/1/32	556	592
					26,360
Total U.S. Government and Agency Obligations (Cost $5,809,500)					5,839,353
Asset-Backed/Commercial Mortgage-Backed Securities (21.1%)
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	10,300	10,303
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	11,675	11,717
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,313
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	90,765	90,813
4,6	Ally Master Owner Trust Series 2014-1	0.896%	1/15/19	14,849	14,824
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	15,845	15,839
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	11,330	11,335
4,6	American Express Credit Account Secured Note Trust
	2012-4	0.975%	5/15/20	27,587	27,510

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	American Homes 4 Rent 2014-SFR1	1.426%	6/17/31	5,045	4,987
4,6,7	American Homes 4 Rent 2014-SFR1	1.775%	6/17/31	4,320	4,309
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	13,195	13,566
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,402
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	17,880	18,342
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	15,913	15,872
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,866	6,964
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	2,803
4,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	16,990	19,032
4,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	11,185	13,063
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	3,181	3,179
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,512	14,539
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,003	16,111
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,723
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,439	3,482
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,744
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,336	6,372
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,244
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,910
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,239
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	27,200	27,152
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	7,120	7,143
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	12,055	12,076
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	8,902
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	15,470	15,519
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	9,420	9,475
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,862
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,496
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	10,140	10,320
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	13,740	13,670
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	9,486	9,614
4,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.817%	11/19/47	3,991	4,001
4,7	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	15,105	15,948
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	15,210	15,178
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,870
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	35,009
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	25,728	25,815
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,974
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	21,866	22,191
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	21,988	22,378
4	Banc of America Commercial Mortgage Trust 2007-2	5.739%	4/10/49	33,469	34,117
4	Banc of America Commercial Mortgage Trust 2008-1	6.380%	2/10/51	57,916	61,398
4	Banc of America Commercial Mortgage Trust 2008-1	6.424%	2/10/51	5,252	5,579
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	6,740	7,002
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.512%	9/15/48	2,600	2,680
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.512%	9/15/48	1,600	1,532
4,8	Banc of America Funding 2006-H Trust	2.816%	9/20/46	19,284	16,152
4	Banc of America Mortgage 2003-F Trust	2.748%	7/25/33	1,032	994
4	Bank of America Mortgage 2002-J Trust	3.735%	9/25/32	19	19
4,6,7	Bank of America Student Loan Trust 2010-1A	1.419%	2/25/43	21,065	20,782
	Bank of Nova Scotia	1.850%	4/14/20	18,965	18,970
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	11,876	11,692
4,8	Bear Stearns ARM Trust 2006-4	2.664%	10/25/36	30,280	25,919
4,8	Bear Stearns ARM Trust 2007-3	2.796%	5/25/47	22,466	18,995
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	20,710	20,927
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.911%	6/11/40	16,938	17,463
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	82,342	86,186

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	0.925%	7/15/20	47,800	47,641
4	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	19,460	19,452
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.803%	6/25/26	15,150	14,566
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.182%	2/25/30	30,780	30,599
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	9,170	9,283
4,6	Cabela's Credit Card Master Note Trust 2015-2A	1.096%	7/17/23	25,050	24,980
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	6,278	6,271
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	11,538	11,405
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	13,690	13,820
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	22,560	22,952
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,566	5,562
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,387	5,388
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,319	13,592
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	22,285	22,286
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,138	15,211
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,543	13,704
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	12,172
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,097	12,121
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,163	6,199
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,952
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,162
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	22,240	22,276
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	20,360	20,453
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,193
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,936
4,6	Capital One Multi-Asset Execution Trust 2014-A3	0.806%	1/18/22	35,000	34,883
4	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	60,710	62,775
4	Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	85,040	85,542
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	5,904	5,928
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	3,608	3,648
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,530
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,733
4	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	4,400	4,428
4	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,897
4	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	9,765	9,853
4	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,894
4	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,616
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,767
4,7	CFCRE Commercial Mortgage Trust 2011-C1	6.074%	4/15/44	3,100	3,506
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.760%	12/15/47	14,930	17,407
4,6	Chase Issuance Trust 2007-C1	0.885%	4/15/19	30,415	30,299
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.670%	11/19/33	1,162	1,094
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	2.626%	3/20/36	13,645	11,782
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	2.764%	2/25/47	15,172	13,223
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,961	3,972
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,785
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,139
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,223
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	16,900	17,044
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,590
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,299
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	15,755
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	6,278	6,274
4,6	Citibank Credit Card Issuance Trust 2008-A7	1.801%	5/20/20	49,891	51,002
4	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	16,000	16,771
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	80,045	81,551
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	6,126
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,195
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	4,866	4,883
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	6,218
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	23,788	24,567
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,748
4,6,7	Citigroup Commercial Mortgage Trust 2014-388G	1.176%	6/15/33	18,500	18,208
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	4,100	4,391

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	6,190	6,466
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	4,802	4,946
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	39,719	42,067
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	6,830	7,116
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	10,396	10,923
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	3,754	3,916
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.603%	7/10/47	6,380	6,113
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	15,230	15,648
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	30,350	31,524
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	8,880	8,957
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	23,985	23,889
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	22,325	23,321
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	25,695	26,799
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	8,000	8,471
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	4,000	3,874
4,8	Citigroup Mortgage Loan Trust 2007-AR8	2.774%	7/25/37	1,203	1,109
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	22,722	22,977
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	18,947	18,320
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	22,467	23,232
4,6,7	Colony American Homes 2014-1	1.576%	5/17/31	12,306	12,166
4,6,7	Colony American Homes 2014-1	1.775%	5/17/31	15,545	15,317
4,6,7	Colony American Homes 2015-1	1.626%	7/17/32	11,353	11,230
4,6,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.768%	7/17/31	12,850	12,800
4	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	30,240	30,515
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	21,995	22,498
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	33,905	34,487
4	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	22,958	23,716
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,016
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,321
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,825	10,943
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,655
4	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	23,195	23,432
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	13,320	14,314
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	43,975	47,832
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,385
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	35,181	37,819
4	COMM 2013-CCRE13 Mortgage Trust	4.911%	12/10/23	4,517	4,987
4	COMM 2013-CCRE13 Mortgage Trust	4.911%	12/10/23	8,240	8,576
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	38,814	40,722
4	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	24,875	27,212
4,7	COMM 2013-CCRE9 Mortgage Trust	4.397%	7/10/45	11,250	12,182
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	20,657	21,124
4	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	9,520	10,066
4	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	26,695	29,033
4,7	COMM 2013-CR9 Mortgage Trust	4.397%	7/10/45	8,250	8,312
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	22,195	22,842
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,308
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,795
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	20,414
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,139
4,7	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	5,490	5,581
4,7	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	29,250	30,363
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,666
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,360
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	17,040	18,346
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,647
4	COMM 2014-CCRE15 Mortgage Trust	4.867%	2/10/47	9,580	10,554
4	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	10,110	11,011
4	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	44,836	47,715
4	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	27,380	29,286
4	COMM 2014-CR17 Mortgage Trust	4.895%	5/10/47	4,250	4,357
4	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	10,600	11,188
4	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	28,019	29,563

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	30,695	31,731
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,245
4	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	4,330	4,389
4	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	10,030	10,458
4	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	19,415	20,156
4	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	37,661	39,289
4	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	28,350	29,180
4	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	16,875	17,395
4	COMM 2015-CR27 Mortgage Trust	4.621%	10/10/48	8,118	7,614
4	Commercial Mortgage Trust 2006-GG7	6.048%	7/10/38	12,952	12,975
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,546
7	Commonwealth Bank of Australia	2.125%	7/22/20	38,330	38,529
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	43,200
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	6.007%	6/15/38	15,613	15,654
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.269%	2/15/41	35,005	37,370
4	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	42,350	44,078
4	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	40,535	42,205
4	CSAIL Commercial Mortgage Trust 2015-C3	4.257%	8/15/48	9,780	10,059
4	CSAIL Commercial Mortgage Trust 2015-C3	4.507%	8/15/48	10,600	10,176
4	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	38,895	40,764
4	CSAIL Commercial Mortgage Trust 2016-C5	5.620%	11/15/48	7,660	7,120
4,7	DB Master Finance LL 2015-1	3.262%	2/20/45	10,398	10,315
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	114,676
4,6	Discover Card Execution Note Trust 2013-A1	0.726%	8/17/20	21,430	21,375
4	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	50,450	51,359
4	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	79,310	80,312
4,7	Drive Auto Receivables Trust 2015-A	2.280%	6/17/19	16,040	16,066
4,7	Drive Auto Receivables Trust 2015-A	3.060%	5/17/21	8,060	8,073
4,7	Drive Auto Receivables Trust 2015-A	4.120%	7/15/22	5,860	5,872
4,7	Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	7,030	7,025
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	7,210	7,195
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	17,610	17,528
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,431
4,7	Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	14,405	14,385
4,7	Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	21,610	21,496
4,7	Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	15,845	15,845
4,7	Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	21,900	21,810
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	24,600	24,523
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	24,600	24,632
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,053
4,7	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	32,980	32,993
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	7,780	7,790
4,6,7	Edsouth Indenture No 5 LLC 2015-1	1.226%	10/25/56	32,951	32,448
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	4,797	4,795
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	11,850	11,765
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	24,390	24,197
4,6	Fannie Mae Connecticut Avenue Securities 2015-C01	1.927%	2/25/25	3,196	3,184
4,6	Fannie Mae Connecticut Avenue Securities 2015-C01	1.927%	2/25/25	1,684	1,684
4,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.577%	5/25/25	5,183	5,154
4,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.627%	5/25/25	9,923	9,915
4,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.927%	7/25/25	13,957	13,952
4,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.927%	7/25/25	17,576	17,483
4,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.027%	4/25/28	19,274	19,131
4,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.126%	4/25/28	9,282	9,278
4,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.117%	11/25/36	10,954	9,595
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.739%	1/25/37	22,971	20,081
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	22,593	22,561
4	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	8,390	8,349
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	16,775	16,749
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	16,270	16,255
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	4,870	4,884
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	12,338	12,338

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,813
4,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	20,918	21,163
4,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	6,440	6,485
4,7	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	32,410	32,810
4,7	Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	5,760	5,803
4,7	Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	22,750	22,861
4,7	Ford Credit Auto Owner Trust 2015-2	2.440%	1/15/27	61,000	61,910
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	12,700	12,765
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	12,105
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,404
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,574	26,742
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	117,285	117,158
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,100	7,076
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,550	8,568
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,237
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,698
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,686
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	10,238	10,202
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	4,473	4,527
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.925%	2/15/21	9,200	9,145
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	68,275	68,283
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	9,396	9,423
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	72,600	73,591
4,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2015-HQA1	1.676%	3/25/28	10,260	10,254
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	3,918	3,887
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	28,348	28,512
4,6	GE Capital Credit Card Master Note Trust Series 2011-2	1.425%	5/15/19	49,966	50,004
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	73,064
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	89,890	89,759
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	1.176%	4/22/19	47,694	47,733
4,6	GE Dealer Floorplan Master Note Trust Series 2015-2	1.076%	1/20/22	21,530	21,335
4,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	7,900	7,899
4	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	6,350	6,351
4	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	6,120	6,152
4	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	5,440	5,464
4	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	22,980	22,973
4	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	2,380	2,382
4	GM Financial Leasing Trust 2015-3	2.320%	11/20/19	3,550	3,553
4	GM Financial Leasing Trust 2015-3	2.980%	11/20/19	7,820	7,828
4	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	7,820	7,828
4	GMACM Mortgage Loan Trust 2005-AR6	3.040%	11/19/35	3,999	3,712
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	58,850	58,788
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	6,570	6,566
4,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	63,659	63,739
4,6,7	Golden Credit Card Trust 2015-1A	0.866%	2/15/20	59,900	59,671
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	53,749
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,322
4,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	9,869	9,855
4,7	Great America Leasing Receivables 2015-1	2.020%	6/21/21	4,920	4,939
4,7	GS Mortgage Securities Trust 2010-C2	5.358%	12/10/43	3,530	3,828

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	GS Mortgage Securities Trust 2011-GC3	5.825%	3/10/44	2,280	2,519
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	32,716	34,287
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	36,742
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,112
4	GS Mortgage Securities Trust 2013-GC13	4.171%	7/10/46	22,170	24,137
4,7	GS Mortgage Securities Trust 2013-GC13	4.204%	7/10/46	5,650	5,530
4	GS Mortgage Securities Trust 2013-GC14	3.955%	8/10/46	16,880	18,228
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	9,925	10,125
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,357
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	22,429	23,049
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,676
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	53,936
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	39,862	42,504
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	40,940	43,497
4	GS Mortgage Securities Trust 2014-GC24	4.641%	9/10/47	9,410	9,861
4	GS Mortgage Securities Trust 2014-GC24	4.662%	9/10/47	13,616	13,624
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	18,190	18,978
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	9,730	9,872
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	20,765	21,084
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,580	15,218
4	GS Mortgage Securities Trust 2015-GC32	4.549%	7/10/48	6,520	6,751
4	GS Mortgage Securities Trust 2015-GC32	4.559%	7/10/48	2,850	2,724
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	27,880	28,473
4	GS Mortgage Securities Trust 2015-GC34	4.466%	10/10/48	12,080	12,712
4	GS Mortgage Securities Trust 2015-GC34	4.810%	10/10/48	12,080	11,907
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	26,384
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	8,618	8,631
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	55,039	55,622
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,150	59,798
4,7	Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	13,570	13,674
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	15,740	15,793
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	16,365	16,416
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	7,365	7,388
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	30,910	30,744
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	15,448
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	8,800	8,784
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	10,100	10,067
4,7	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	21,000	21,064
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	21,250	21,299
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	16,395	16,502
4,7	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	12,330	12,329
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,051	8,069
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	5,805	5,814
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,790	9,895
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,578
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,581
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,385
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,792
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,119
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,543
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,448
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	1.076%	5/15/18	8,950	8,949
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	15,373	14,367
6	Illinois Student Assistance Commission Series 2010-1	1.669%	4/25/22	12,487	12,493
4,6,7	Invitation Homes 2014-SFR1 Trust	1.925%	6/17/31	24,491	24,441
4,6,7	Invitation Homes 2014-SFR2 Trust	1.526%	9/17/31	11,731	11,680
4,6,7	Invitation Homes 2014-SFR2 Trust	2.026%	9/17/31	8,980	8,945
4,6,7	Invitation Homes 2015-SFR2 Trust	1.775%	6/17/32	7,376	7,305
4,7	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	14,450	14,529
4	John Deere Owner Trust 2015-B	1.780%	6/15/22	3,590	3,608
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	13,376	13,364
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.106%	4/15/45	17,462	17,596

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,579	4,753
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	39,290	41,038
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	38,853	39,933
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	28,888	30,237
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	7,044
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,385
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,415
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,365
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.743%	11/15/43	6,225	6,789
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.743%	11/15/43	7,100	7,414
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	18,422
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,820
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,222
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.500%	8/15/46	4,100	4,710
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	18,490	19,466
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	13,145	13,237
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,147
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	29,121
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	6,029
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	40,419
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	15,155
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,129
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	1,300	1,388
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,700	10,572
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,859
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.111%	12/15/46	21,150	23,141
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.176%	12/15/46	9,770	10,250
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	4,866	4,873
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	14,181	14,285
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	17,866
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.161%	7/15/45	7,520	7,949
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,362

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	11,000	11,876
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	13,285	13,663
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,256
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	29,494
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	19,372
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.251%	11/15/45	13,360	14,136
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,300	24,363
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	30,060	32,186
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	13,959
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.971%	2/15/47	13,200	14,122
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.971%	2/15/47	5,850	5,938
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	8,370	8,696
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	10,705
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	44,910	46,153
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	23,680	24,195
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	8,089	8,418
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	40,150	42,370
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	15,901	16,645
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	9,210	9,589
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	16,990	17,404
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.562%	12/15/48	5,571	5,808
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	36,750	38,140
4,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	18,640	19,470
4,6,7	Lanark Master Issuer plc 2012-2A	1.778%	12/22/54	19,503	19,531
4,6,7	Lanark Master Issuer plc 2013-1A	0.878%	12/22/54	13,887	13,863
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	24,073	24,065
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	20,790	21,006
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	9,718	9,844
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	28,936	29,665
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	26,529	27,770
4,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	830	830
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,219
4,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	4,219	4,216
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.342%	4/25/34	1,298	1,159
4,6	MBNA Credit Card Master Note Trust 2004-A3	0.686%	8/16/21	89,145	88,596
4	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	31,970	31,903
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	21,700	21,819
4,6,7	Mercedes-Benz Master Owner Trust 2015-B	0.806%	4/15/20	9,160	9,110
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	2.344%	2/25/33	2,563	2,463

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	2.725%	7/25/33	709	696
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	10,817	10,927
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	8,179	8,549
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	3,588	3,598
4	ML-CFC Commercial Mortgage Trust 2006-2	6.073%	6/12/46	6,487	6,522
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	6,059	6,050
4,7	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	4,302	4,308
4,7	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	27,566	27,966
4,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	13,700	13,732
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	33,878
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,300	22,003
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,088
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,778
4,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	37,985	37,870
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.217%	7/15/46	27,100	29,425
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	9,836	10,137
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	8,445	9,116
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.361%	8/15/46	45,116	49,250
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,543
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	8,962
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,466
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,957
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	27,928
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	17,862
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	18,857
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	15,170	16,279
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	36,935	39,115
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	10,073
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.483%	6/15/47	12,300	12,735
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.916%	6/15/47	12,300	12,417
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	20,365	21,297
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	5,340	5,602
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	11,150	11,808
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	14,610	15,065
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	6,390	6,574
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	8,060	8,193

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	13,733	13,821
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	23,040	23,218
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	24,660	25,642
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	20,280	20,708
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	40,445	42,121
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.383%	10/15/48	12,060	12,502
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	19,220	19,811
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	45,083	45,542
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	10,517	10,697
4	Morgan Stanley Capital I Trust 2007-IQ15	6.114%	6/11/49	31,255	32,337
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	44,444	46,487
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,651
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,607
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	17,581
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	29,322
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	25,254
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	31,420	32,787
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	35,680	37,204
4	Morgan Stanley Capital I Trust 2015-UBS8	4.745%	12/15/48	11,440	10,734
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.242%	6/25/36	10,072	8,865
4,6	Navient Student Loan Trust 2015-3	1.077%	6/26/56	23,540	23,097
4,6	New Mexico Educational Assistance Foundation 2013-1	1.128%	1/2/25	21,729	21,014
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	5,380	5,379
4	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	7,870	7,932
4,6	Nissan Master Owner Trust Receivables Series 2013-A	0.726%	2/15/18	20,441	20,441
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	12,139	12,136
6	North Carolina State Education Assistance Authority
	2011-1	1.519%	1/26/26	18,197	18,179
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,935
4,6,7	PFS Financing Corp. 2014-AA	1.025%	2/15/19	8,300	8,257
4,6,7	PFS Financing Corp. 2015-AA	1.046%	4/15/20	10,150	9,983
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	14,440	14,402
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,320	7,231
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,060	25,246
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,221
4,6,7	Resimac MBS Trust 2014-1A	1.202%	12/12/45	14,475	14,373
4,8	RFMSI Series 2006-SA2 Trust	3.648%	8/25/36	22,052	19,310
4,8	RFMSI Series 2006-SA3 Trust	3.850%	9/25/36	7,710	6,443
	Royal Bank of Canada	1.875%	2/5/20	24,700	24,693
	Royal Bank of Canada	2.100%	10/14/20	31,900	32,009
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	24,054	24,104
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	6,300	6,303
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	15,520	15,522
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,071
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	21,130	21,135
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	24,580	24,643
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	24,580	24,822
7	SBA Tower Trust	3.156%	10/15/20	17,930	17,799
4,6,7	Silver Bay Realty 2014-1 Trust	1.425%	9/17/31	10,503	10,449
4,6,7	Silver Bay Realty 2014-1 Trust	1.875%	9/17/31	6,500	6,460
4,6	SLM Student Loan Trust 2005-5	0.719%	4/25/25	31,999	31,536
4,6	SLM Student Loan Trust 2005-9	0.739%	1/27/25	7,904	7,879
4,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	4,500	4,519
4,7	SLMAPRVT Student Loan Trust 2013-1	2.500%	3/15/47	8,000	7,716
4,7	SLMAPRVT Student Loan Trust 2013-B	3.000%	5/16/44	14,700	14,262
4,7	SLMAPRVT Student Loan Trust 2013-C	3.500%	6/15/44	5,860	5,863
4,7	SLMAPRVT Student Loan Trust 2014-A	3.500%	11/15/44	4,100	4,044

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	SLMPRVT Student Loan Trust 2011-A	1.425%	10/15/24	2,461	2,463
4,7	SLMPRVT Student Loan Trust 2011-A	4.370%	4/17/28	12,100	12,586
4,7	SLMPRVT Student Loan Trust 2011-B	3.740%	2/15/29	60,000	61,915
4,7	SLMPRVT Student Loan Trust 2011-C	4.540%	10/17/44	21,992	23,085
4,7	SLMPRVT Student Loan Trust 2012-B	3.480%	10/15/30	14,002	14,250
4,6,7	SLMPRVT Student Loan Trust 2012-E	1.176%	10/16/23	6,411	6,409
4,6,7	SLMPRVT Student Loan Trust 2013-1	1.475%	5/17/27	24,000	23,820
4,7	SLMPRVT Student Loan Trust 2013-B	1.850%	6/17/30	14,650	14,440
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	2,895	2,890
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,023	9,008
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	14,691	14,644
4,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	12,780	13,151
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	24,336
7	Stadshypotek AB	1.750%	4/9/20	35,833	35,599
4,6,7	SWAY Residential 2014-1 Trust	1.726%	1/17/32	22,706	22,510
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	14,500	14,754
4	Synchrony Credit Card Master Note Trust 2015-3	2.380%	9/15/23	40,360	40,865
4,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	2,302	2,302
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	22,300	23,233
7	Toronto-Dominion Bank	1.950%	4/2/20	35,735	35,816
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.123%	12/10/18	38,953	38,785
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.673%	12/10/18	5,640	5,567
4,6,7	Trade MAPS 1 Ltd. 2013-1A	2.674%	12/10/18	3,095	3,061
4,6,7	Trafigura Securitisation Finance plc 2014-1A	1.375%	10/15/21	20,770	20,758
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,341
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	25,305
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	8,929
4,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,250	13,267
4,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,805
4,7	VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	3,270	3,498
4,7	VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	2,450	2,592
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	39,464	39,097
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	9,160	9,195
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	9,220	9,222
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	5,398	5,462
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	39,250	39,870
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	32,486	33,165
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.748%	1/25/33	199	195
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.413%	8/25/33	1,215	1,198
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.520%	9/25/33	1,676	1,674
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	30,437
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,709
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,598
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	34,646	37,827
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.434%	7/15/46	4,906	5,310
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	17,100	17,810
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	45,346
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,443
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	12,620
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	6,721
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	31,900	32,961
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	13,450	13,686
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	16,400	16,288
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	7,350	7,317
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	8,570	8,865
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	26,050	26,578
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	4,194	4,301
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	31,575	32,549

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.366%	6/15/48	12,420	11,501
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	34,310	34,658
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	21,332
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	17,768
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/58	6,130	5,884
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	24,490	25,692
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	8,920
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.690%	9/15/58	3,200	3,297
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.690%	9/15/58	8,000	7,530
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.556%	12/15/47	7,730	8,094
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	23,195	24,456
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.743%	10/25/36	18,014	16,792
4,7	Wendys Funding LLC 2015-1	3.371%	6/15/45	2,833	2,798
4,7	Wendys Funding LLC 2015-1	4.080%	6/15/45	16,289	16,299
7	Westpac Banking Corp.	2.000%	3/3/20	39,860	39,996
7	Westpac Banking Corp.	2.250%	11/9/20	23,930	24,099
4,7	WFLD 2014-MONT Mortgage Trust	3.880%	8/10/31	38,950	40,942
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,626
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	11,070
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	12,151
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,400
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,487
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	23,790	24,097
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,936
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,251
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,689
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,800	3,014
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	16,146
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,663
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,462
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,064
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	25,260	27,353
4	WFRBS Commercial Mortgage Trust 2013-C18	4.824%	12/15/46	5,775	6,233
4	WFRBS Commercial Mortgage Trust 2014-C14	3.766%	3/15/47	1,300	1,372
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	20,984	22,486
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	21,637	22,624
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	38,311	40,518
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,460
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,447
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	32,990	34,441
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,491
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	11,895
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,980	5,279
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	17,195	17,930
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,100	2,182
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	26,645	28,656
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	19,058
4,6	World Financial Network Credit Card Master Note Trust
	Series 2015-A	0.906%	2/15/22	20,670	20,577
4	World Omni Automobile Lease Securitization Trust
	2015-A	1.730%	12/15/20	6,555	6,557
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $11,111,402)					11,144,194
Corporate Bonds (58.9%)
Finance (27.0%)
	Banking (21.9%)
	Abbey National Treasury Services plc	4.000%	4/27/16	35,212	35,455
	Abbey National Treasury Services plc	1.375%	3/13/17	93,971	93,932
	Abbey National Treasury Services plc	1.650%	9/29/17	5,280	5,287
	Abbey National Treasury Services plc	3.050%	8/23/18	45,920	47,310
	Abbey National Treasury Services plc	2.000%	8/24/18	28,228	28,283

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Abbey National Treasury Services plc	2.350%	9/10/19	52,398	52,906
Abbey National Treasury Services plc	2.375%	3/16/20	9,840	9,906
7 ABN AMRO Bank NV	1.800%	6/4/18	28,325	28,272
7 ABN AMRO Bank NV	2.450%	6/4/20	9,872	9,980
American Express Centurion Bank	6.000%	9/13/17	64,650	69,108
American Express Co.	6.150%	8/28/17	19,963	21,287
American Express Co.	7.000%	3/19/18	22,315	24,719
American Express Credit Corp.	2.800%	9/19/16	56,170	56,808
American Express Credit Corp.	2.375%	3/24/17	31,210	31,612
American Express Credit Corp.	1.550%	9/22/17	11,440	11,441
American Express Credit Corp.	1.875%	11/5/18	36,146	36,099
American Express Credit Corp.	2.125%	3/18/19	17,349	17,376
American Express Credit Corp.	2.250%	8/15/19	24,247	24,377
American Express Credit Corp.	2.375%	5/26/20	34,000	33,972
American Express Credit Corp.	2.600%	9/14/20	18,542	18,667
7 ANZ New Zealand Int'l Ltd.	2.750%	2/3/21	14,000	14,076
7 ANZ New Zealand International Ltd.	1.750%	3/29/18	29,305	29,224
7 Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	28,325	28,378
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	14,042	14,149
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,488
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	31,080	31,263
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	36,123	36,621
7 Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	36,815	37,252
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	25,988	26,087
7 Banco Votorantim SA	5.250%	2/11/16	11,720	11,688
Bank of America Corp.	3.625%	3/17/16	32,076	32,188
Bank of America Corp.	6.050%	5/16/16	33,472	33,908
Bank of America Corp.	6.500%	8/1/16	81,244	83,383
Bank of America Corp.	5.420%	3/15/17	21,197	22,002
Bank of America Corp.	5.700%	5/2/17	6,525	6,817
Bank of America Corp.	6.400%	8/28/17	14,568	15,543
Bank of America Corp.	6.000%	9/1/17	43,443	46,063
Bank of America Corp.	5.750%	12/1/17	39,447	41,946
Bank of America Corp.	2.000%	1/11/18	36,484	36,357
Bank of America Corp.	6.875%	4/25/18	47,676	52,292
Bank of America Corp.	5.650%	5/1/18	15,500	16,603
Bank of America Corp.	1.950%	5/12/18	29,300	29,271
Bank of America Corp.	6.500%	7/15/18	7,949	8,781
Bank of America Corp.	2.600%	1/15/19	138,123	138,399
Bank of America NA	1.125%	11/14/16	63,100	63,105
Bank of America NA	1.250%	2/14/17	19,100	19,080
Bank of America NA	5.300%	3/15/17	9,760	10,118
Bank of America NA	6.100%	6/15/17	6,429	6,797
Bank of America NA	1.650%	3/26/18	70,815	70,468
Bank of America NA	1.750%	6/5/18	53,480	53,341
Bank of Montreal	1.300%	7/14/17	19,000	19,000
Bank of Montreal	1.400%	9/11/17	10,557	10,565
Bank of Montreal	1.450%	4/9/18	10,670	10,626
Bank of Montreal	1.400%	4/10/18	28,357	28,222
Bank of Montreal	1.800%	7/31/18	7,360	7,379
Bank of New York Mellon Corp.	2.300%	7/28/16	8,594	8,658
Bank of New York Mellon Corp.	2.400%	1/17/17	28,950	29,295
Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,178
Bank of New York Mellon Corp.	2.100%	1/15/19	3,460	3,488
Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	44,331
Bank of New York Mellon Corp.	2.300%	9/11/19	29,290	29,575
Bank of New York Mellon Corp.	2.150%	2/24/20	21,000	21,004
Bank of New York Mellon Corp.	2.600%	8/17/20	19,120	19,346
Bank of New York Mellon Corp.	2.450%	11/27/20	10,236	10,271
Bank of Nova Scotia	1.375%	7/15/16	38,978	39,059
Bank of Nova Scotia	2.550%	1/12/17	90,083	91,278
Bank of Nova Scotia	1.250%	4/11/17	9,765	9,766
Bank of Nova Scotia	1.375%	12/18/17	31,425	31,404
Bank of Nova Scotia	1.450%	4/25/18	46,055	45,852

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	1.700%	6/11/18	37,000	36,973
	Bank of Nova Scotia	2.050%	10/30/18	44,371	44,664
	Bank of Nova Scotia	2.050%	6/5/19	10,850	10,854
	Bank of Nova Scotia	2.350%	10/21/20	26,657	26,677
	Bank of Nova Scotia	4.500%	12/16/25	38,050	37,617
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	32,373	32,486
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,849
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	39,075	39,146
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	27,975	28,470
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	50,515	51,334
	Barclays Bank plc	5.000%	9/22/16	15,695	16,064
	Barclays plc	2.750%	11/8/19	34,554	34,653
	BB&T Corp.	3.200%	3/15/16	14,240	14,253
	BB&T Corp.	2.150%	3/22/17	69,521	70,174
	BB&T Corp.	4.900%	6/30/17	9,750	10,172
	BB&T Corp.	1.600%	8/15/17	6,820	6,830
	BB&T Corp.	2.050%	6/19/18	18,058	18,224
	BB&T Corp.	2.450%	1/15/20	24,415	24,742
	Bear Stearns Cos. LLC	5.550%	1/22/17	24,436	25,324
	Bear Stearns Cos. LLC	6.400%	10/2/17	38,076	40,840
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	23,697
	BNP Paribas SA	1.375%	3/17/17	46,900	46,938
	BNP Paribas SA	2.375%	9/14/17	32,097	32,434
	BNP Paribas SA	2.700%	8/20/18	79,778	81,353
	BNP Paribas SA	2.400%	12/12/18	2,850	2,879
	BPCE SA	1.625%	2/10/17	40,745	40,816
	BPCE SA	1.613%	7/25/17	16,390	16,385
	BPCE SA	1.625%	1/26/18	1,761	1,755
9	BPCE SA	4.500%	4/17/18	7,800	5,660
	BPCE SA	2.500%	12/10/18	77,265	78,585
	BPCE SA	2.500%	7/15/19	7,500	7,620
9	BPCE SA	3.500%	4/24/20	21,990	15,397
	BPCE SA	2.650%	2/3/21	16,020	16,063
	Branch Banking & Trust Co.	5.625%	9/15/16	9,510	9,765
	Branch Banking & Trust Co.	1.000%	4/3/17	25,400	25,311
	Branch Banking & Trust Co.	1.350%	10/1/17	29,280	29,221
7	Caisse Centrale Desjardins	1.750%	1/29/18	68,370	68,514
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	27,153
	Capital One Bank USA NA	1.150%	11/21/16	11,720	11,703
	Capital One Bank USA NA	1.200%	2/13/17	8,750	8,722
	Capital One Bank USA NA	2.150%	11/21/18	11,650	11,646
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,307
	Capital One Bank USA NA	2.300%	6/5/19	22,420	22,313
	Capital One Financial Corp.	6.150%	9/1/16	4,335	4,455
	Capital One Financial Corp.	2.450%	4/24/19	25,525	25,518
	Capital One NA	1.500%	9/5/17	17,570	17,478
	Capital One NA	1.650%	2/5/18	27,200	26,991
	Capital One NA	1.500%	3/22/18	60,395	59,488
	Citigroup Inc.	1.350%	3/10/17	15,084	15,060
	Citigroup Inc.	1.850%	11/24/17	60,550	60,513
	Citigroup Inc.	1.800%	2/5/18	36,140	35,869
	Citigroup Inc.	1.700%	4/27/18	83,010	82,389
	Citigroup Inc.	1.750%	5/1/18	54,775	54,269
	Citigroup Inc.	2.150%	7/30/18	7,400	7,398
	Citigroup Inc.	2.500%	9/26/18	61,030	61,539
	Citigroup Inc.	2.550%	4/8/19	58,586	58,765
	Citigroup Inc.	2.500%	7/29/19	21,060	21,103
[4,7,10]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Commonwealth Bank of Australia	1.125%	3/13/17	9,750	9,740
	Commonwealth Bank of Australia	1.400%	9/8/17	53,400	53,424
	Commonwealth Bank of Australia	1.900%	9/18/17	19,030	19,163
	Commonwealth Bank of Australia	1.625%	3/12/18	23,445	23,485
	Commonwealth Bank of Australia	2.500%	9/20/18	49,120	50,086
	Commonwealth Bank of Australia	1.750%	11/2/18	21,785	21,737

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Bank of Australia	2.250%	3/13/19	57,815	58,268
Commonwealth Bank of Australia	2.300%	9/6/19	46,435	46,788
Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,546
Commonwealth Bank of Australia	2.400%	11/2/20	27,583	27,530
7 Commonwealth Bank of Australia	4.500%	12/9/25	39,860	39,939
Cooperatieve Rabobank UA	3.375%	1/19/17	64,797	66,145
Cooperatieve Rabobank UA	1.700%	3/19/18	31,513	31,591
9 Cooperatieve Rabobank UA	7.250%	4/20/18	14,750	11,351
Cooperatieve Rabobank UA	2.250%	1/14/19	76,230	77,059
Cooperatieve Rabobank UA	2.250%	1/14/20	25,125	25,312
Cooperatieve Rabobank UA	2.500%	1/19/21	28,151	28,304
Countrywide Financial Corp.	6.250%	5/15/16	37,914	38,423
Credit Suisse	1.375%	5/26/17	46,525	46,375
Credit Suisse	1.750%	1/29/18	40,800	40,757
Credit Suisse	1.700%	4/27/18	58,595	58,347
Credit Suisse	2.300%	5/28/19	69,795	70,152
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	14,655	14,608
7 Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	23,415	23,417
7 Danske Bank A/S	3.875%	4/14/16	34,300	34,497
7 Danske Bank A/S	2.750%	9/17/20	53,752	54,558
Deutsche Bank AG	1.875%	2/13/18	56,405	55,666
Deutsche Bank AG	2.500%	2/13/19	21,485	21,386
Deutsche Bank AG	2.950%	8/20/20	29,287	29,110
Deutsche Bank AG	3.125%	1/13/21	7,497	7,460
Discover Bank	2.600%	11/13/18	24,412	24,441
Discover Bank	3.100%	6/4/20	24,430	24,514
Fifth Third Bank	0.900%	2/26/16	24,395	24,397
Fifth Third Bank	2.150%	8/20/18	32,157	32,321
Fifth Third Bank	2.375%	4/25/19	25,627	25,822
First Republic Bank	2.375%	6/17/19	47,605	48,030
Goldman Sachs Group Inc.	5.625%	1/15/17	37,115	38,444
11 Goldman Sachs Group Inc.	6.125%	5/14/17	37,400	56,012
Goldman Sachs Group Inc.	6.250%	9/1/17	73,865	78,580
Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	116,196
Goldman Sachs Group Inc.	2.375%	1/22/18	80,630	80,972
Goldman Sachs Group Inc.	6.150%	4/1/18	31,713	34,346
Goldman Sachs Group Inc.	2.900%	7/19/18	81,521	82,794
9 Goldman Sachs Group Inc.	5.000%	8/8/18	12,310	9,028
Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	69,292
Goldman Sachs Group Inc.	2.550%	10/23/19	27,660	27,622
Goldman Sachs Group Inc.	5.375%	3/15/20	20,957	22,986
Goldman Sachs Group Inc.	2.750%	9/15/20	38,036	37,963
Goldman Sachs Group Inc.	3.750%	5/22/25	17,493	17,568
7 HSBC Bank plc	1.500%	5/15/18	17,965	17,836
HSBC Bank USA NA	6.000%	8/9/17	10,110	10,732
HSBC USA Inc.	1.500%	11/13/17	7,190	7,173
HSBC USA Inc.	1.625%	1/16/18	56,555	56,308
HSBC USA Inc.	2.625%	9/24/18	36,735	37,262
HSBC USA Inc.	2.250%	6/23/19	29,545	29,517
HSBC USA Inc.	2.375%	11/13/19	48,435	48,358
HSBC USA Inc.	2.350%	3/5/20	49,334	48,831
HSBC USA Inc.	2.750%	8/7/20	41,414	41,441
Huntington Bancshares Inc.	2.600%	8/2/18	34,190	34,559
Huntington National Bank	2.000%	6/30/18	53,720	53,639
Huntington National Bank	2.200%	11/6/18	21,120	21,151
Huntington National Bank	2.875%	8/20/20	33,581	33,853
7 ING Bank NV	3.750%	3/7/17	65,153	66,751
7 ING Bank NV	1.800%	3/16/18	8,204	8,199
7 ING Bank NV	2.450%	3/16/20	39,075	39,638
7 ING Bank NV	2.700%	8/17/20	3,907	3,963
Intesa Sanpaolo SPA	2.375%	1/13/17	18,283	18,352
Intesa Sanpaolo SPA	3.875%	1/16/18	26,174	26,840
JPMorgan Chase & Co.	1.350%	2/15/17	12,476	12,469
JPMorgan Chase & Co.	2.000%	8/15/17	25,984	26,147

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	6.000%	1/15/18	71,913	77,539
	JPMorgan Chase & Co.	1.800%	1/25/18	19,720	19,707
	JPMorgan Chase & Co.	1.700%	3/1/18	58,963	58,779
	JPMorgan Chase & Co.	1.625%	5/15/18	3,685	3,663
	JPMorgan Chase & Co.	2.350%	1/28/19	85,037	85,652
	JPMorgan Chase & Co.	6.300%	4/23/19	49,974	56,214
	JPMorgan Chase & Co.	2.200%	10/22/19	73,137	72,880
	JPMorgan Chase & Co.	2.250%	1/23/20	63,282	62,653
	JPMorgan Chase & Co.	2.750%	6/23/20	88,183	88,492
	JPMorgan Chase & Co.	4.250%	10/15/20	7,794	8,301
	JPMorgan Chase & Co.	2.550%	10/29/20	56,519	56,231
	JPMorgan Chase & Co.	3.900%	7/15/25	15,511	15,963
4	JPMorgan Chase & Co.	5.300%	12/29/49	14,010	13,905
	JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	9,920
11	JPMorgan Chase Bank NA	5.375%	9/28/16	13,750	20,104
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	9,122
	JPMorgan Chase Bank NA	6.000%	10/1/17	35,313	37,612
	KeyBank NA	1.650%	2/1/18	5,305	5,301
	KeyBank NA	1.700%	6/1/18	9,750	9,716
4,7	LBG Capital No.1 plc	8.000%	12/29/49	14,517	14,726
	Lloyds Bank plc	1.750%	5/14/18	11,532	11,534
	Lloyds Bank plc	2.000%	8/17/18	20,928	21,015
	Lloyds Bank plc	2.300%	11/27/18	13,185	13,314
	Lloyds Bank plc	2.350%	9/5/19	15,160	15,306
	Lloyds Bank plc	2.400%	3/17/20	34,190	34,454
7	Macquarie Bank Ltd.	1.600%	10/27/17	57,550	57,255
7	Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,558
7	Macquarie Bank Ltd.	2.850%	1/15/21	46,830	46,974
7	Macquarie Bank Ltd.	4.875%	6/10/25	21,000	20,844
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,750	9,755
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	42,439
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	33,729
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	38,480	38,781
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	40,550	40,660
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	19,530	19,319
4	Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	9,657
7	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	29,290	29,225
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	29,290	29,560
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	30,919
	Morgan Stanley	3.800%	4/29/16	39,075	39,329
	Morgan Stanley	5.750%	10/18/16	69,245	71,442
	Morgan Stanley	5.450%	1/9/17	27,352	28,348
	Morgan Stanley	5.550%	4/27/17	19,495	20,420
	Morgan Stanley	6.250%	8/28/17	8,665	9,238
	Morgan Stanley	5.950%	12/28/17	54,821	58,839
	Morgan Stanley	1.875%	1/5/18	62,508	62,263
	Morgan Stanley	6.625%	4/1/18	17,971	19,626
	Morgan Stanley	2.125%	4/25/18	14,001	14,007
	Morgan Stanley	2.500%	1/24/19	33,000	33,133
	Morgan Stanley	2.375%	7/23/19	37,332	37,228
	Morgan Stanley	5.625%	9/23/19	7,458	8,207
	Morgan Stanley	5.500%	1/26/20	14,636	16,129
	Morgan Stanley	2.650%	1/27/20	32,700	32,744
	Morgan Stanley	2.800%	6/16/20	17,964	17,990
	Morgan Stanley	3.875%	1/27/26	15,741	15,903
	MUFG Americas Holdings Corp.	1.625%	2/9/18	14,400	14,312
	MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	28,994
	MUFG Union Bank NA	5.950%	5/11/16	53,730	54,450
	MUFG Union Bank NA	3.000%	6/6/16	56,590	56,995
	MUFG Union Bank NA	1.500%	9/26/16	14,855	14,894
	MUFG Union Bank NA	2.125%	6/16/17	29,740	29,993
	MUFG Union Bank NA	2.625%	9/26/18	39,640	40,189
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,421
	National Australia Bank Ltd.	2.300%	7/25/18	21,800	22,036

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Australia Bank Ltd.	2.000%	1/14/19	21,829	21,973
National Australia Bank Ltd.	2.625%	1/14/21	24,499	24,774
National Bank of Canada	2.100%	12/14/18	26,935	27,016
National City Bank	5.250%	12/15/16	14,750	15,271
National City Bank	5.800%	6/7/17	14,625	15,398
National City Corp.	6.875%	5/15/19	8,085	9,212
7 Nationwide Building Society	2.350%	1/21/20	14,328	14,391
7 Nordea Bank AB	1.875%	9/17/18	16,220	16,221
7 Nordea Bank AB	2.500%	9/17/20	12,568	12,659
PNC Bank NA	5.250%	1/15/17	27,935	28,894
PNC Bank NA	1.125%	1/27/17	46,690	46,686
PNC Bank NA	4.875%	9/21/17	22,535	23,495
PNC Bank NA	1.500%	10/18/17	48,800	48,797
PNC Bank NA	6.000%	12/7/17	4,885	5,242
PNC Bank NA	1.500%	2/23/18	55,800	55,616
PNC Bank NA	6.875%	4/1/18	4,197	4,631
PNC Bank NA	1.600%	6/1/18	81,400	81,226
PNC Bank NA	1.850%	7/20/18	24,260	24,328
PNC Bank NA	1.800%	11/5/18	31,674	31,654
PNC Bank NA	2.200%	1/28/19	48,707	49,060
PNC Bank NA	2.250%	7/2/19	44,590	44,928
PNC Bank NA	2.400%	10/18/19	71,148	71,831
PNC Bank NA	2.300%	6/1/20	14,636	14,723
PNC Bank NA	2.600%	7/21/20	14,430	14,634
PNC Bank NA	2.450%	11/5/20	15,636	15,682
PNC Funding Corp.	2.700%	9/19/16	40,143	40,525
PNC Funding Corp.	5.625%	2/1/17	4,380	4,546
PNC Funding Corp.	5.125%	2/8/20	7,230	7,984
Regions Bank	7.500%	5/15/18	7,579	8,382
Regions Financial Corp.	2.000%	5/15/18	27,350	27,172
Royal Bank of Canada	2.875%	4/19/16	73,300	73,640
Royal Bank of Canada	2.300%	7/20/16	41,185	41,485
Royal Bank of Canada	1.250%	6/16/17	19,520	19,514
Royal Bank of Canada	1.400%	10/13/17	26,360	26,377
Royal Bank of Canada	1.500%	1/16/18	3,900	3,904
Royal Bank of Canada	2.200%	7/27/18	25,890	26,203
Royal Bank of Canada	1.800%	7/30/18	18,752	18,801
Royal Bank of Canada	2.000%	12/10/18	18,800	18,908
Royal Bank of Canada	2.350%	10/30/20	26,240	26,260
Royal Bank of Canada	2.500%	1/19/21	49,011	49,278
Royal Bank of Scotland Group plc	6.400%	10/21/19	8,295	9,255
Royal Bank of Scotland plc	4.375%	3/16/16	3,945	3,961
Santander Bank NA	8.750%	5/30/18	33,955	38,426
Santander UK Group Holdings plc	3.125%	1/8/21	19,520	19,691
12 SpareBank 1 SR-Bank ASA	2.125%	4/14/21	14,202	16,185
4 State Street Corp.	5.250%	12/29/49	14,020	14,090
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	14,620	14,568
SunTrust Banks Inc.	3.500%	1/20/17	12,711	12,937
SunTrust Banks Inc.	6.000%	9/11/17	8,795	9,372
Svenska Handelsbanken AB	2.500%	1/25/19	22,830	23,245
Svenska Handelsbanken AB	2.400%	10/1/20	18,853	18,983
Synchrony Financial	3.000%	8/15/19	85,990	86,509
Synchrony Financial	2.700%	2/3/20	39,200	38,333
Synchrony Financial	3.750%	8/15/21	9,760	9,792
Toronto-Dominion Bank	2.500%	7/14/16	23,423	23,610
Toronto-Dominion Bank	1.625%	3/13/18	48,860	48,985
Toronto-Dominion Bank	1.400%	4/30/18	28,510	28,403
Toronto-Dominion Bank	1.750%	7/23/18	51,810	51,933
Toronto-Dominion Bank	2.125%	7/2/19	63,831	64,453
Toronto-Dominion Bank	2.250%	11/5/19	57,880	58,381
Toronto-Dominion Bank	2.500%	12/14/20	65,590	66,030
UBS AG	1.800%	3/26/18	69,340	69,421
UBS AG	2.375%	8/14/19	49,228	49,404
7 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	24,395	24,307

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Bank NA	1.100%	1/30/17	5,729	5,731
	US Bank NA	1.375%	9/11/17	42,077	42,131
	US Bank NA	1.350%	1/26/18	22,067	22,035
	US Bank NA	2.125%	10/28/19	37,470	37,747
	Wachovia Bank NA	5.600%	3/15/16	26,540	26,691
	Wachovia Corp.	5.625%	10/15/16	34,080	35,110
	Wachovia Corp.	5.750%	6/15/17	37,230	39,360
	Wachovia Corp.	5.750%	2/1/18	53,681	57,944
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	55
	Wells Fargo & Co.	3.676%	6/15/16	53,334	53,896
	Wells Fargo & Co.	1.150%	6/2/17	7,300	7,288
	Wells Fargo & Co.	1.400%	9/8/17	36,020	35,961
	Wells Fargo & Co.	5.625%	12/11/17	19,840	21,285
	Wells Fargo & Co.	1.500%	1/16/18	40,770	40,744
9	Wells Fargo & Co.	4.250%	1/25/18	4,880	3,526
	Wells Fargo & Co.	2.150%	1/15/19	35,436	35,710
	Wells Fargo & Co.	2.125%	4/22/19	85,362	85,801
9	Wells Fargo & Co.	4.000%	8/8/19	4,500	3,246
	Wells Fargo & Co.	2.150%	1/30/20	74,665	74,425
	Wells Fargo & Co.	2.600%	7/22/20	61,255	61,733
	Wells Fargo & Co.	2.550%	12/7/20	48,384	48,571
	Wells Fargo Bank NA	6.000%	11/15/17	53,763	57,871
	Westpac Banking Corp.	1.050%	11/25/16	24,571	24,556
	Westpac Banking Corp.	1.200%	5/19/17	19,436	19,438
	Westpac Banking Corp.	2.000%	8/14/17	54,486	54,928
	Westpac Banking Corp.	1.500%	12/1/17	48,825	48,893
	Westpac Banking Corp.	1.600%	1/12/18	44,378	44,368
	Westpac Banking Corp.	1.550%	5/25/18	30,270	30,173
	Westpac Banking Corp.	2.250%	7/30/18	20,830	21,046
	Westpac Banking Corp.	1.950%	11/23/18	19,515	19,578
	Westpac Banking Corp.	2.250%	1/17/19	23,400	23,689
	Westpac Banking Corp.	4.875%	11/19/19	35,464	39,254
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,705
	Westpac Banking Corp.	2.600%	11/23/20	60,350	60,804
	Brokerage (0.5%)
4	Ameriprise Financial Inc.	7.518%	6/1/66	6,634	6,460
	Charles Schwab Corp.	6.375%	9/1/17	5,860	6,311
	Charles Schwab Corp.	1.500%	3/10/18	19,535	19,594
	Franklin Resources Inc.	1.375%	9/15/17	15,056	15,090
	Jefferies Group LLC	5.125%	4/13/18	12,335	12,809
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,926
10	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.000%	9/13/16	93,195	93,419
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,824
	NYSE Euronext	2.000%	10/5/17	39,586	39,889
	Stifel Financial Corp.	3.500%	12/1/20	28,270	28,226
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	17,757
	Finance Companies (0.5%)
	Air Lease Corp.	5.625%	4/1/17	81,514	84,163
	Air Lease Corp.	3.375%	1/15/19	31,655	31,418
	Air Lease Corp.	3.750%	2/1/22	6,830	6,693
7	GE Capital International Funding Co.	2.342%	11/15/20	116,444	116,848
6	HSBC Finance Corp.	0.844%	6/1/16	17,234	17,213
	Insurance (2.2%)
	ACE INA Holdings Inc.	2.300%	11/3/20	12,800	12,837
	ACE INA Holdings Inc.	2.875%	11/3/22	15,795	15,979
	ACE INA Holdings Inc.	3.350%	5/3/26	15,486	15,790
	Aflac Inc.	2.400%	3/16/20	11,720	11,898
	Alleghany Corp.	5.625%	9/15/20	8,890	9,842
4,12	Allianz Finance II BV	5.750%	7/8/41	26,100	32,482
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	55,754	57,365
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,075	2,281

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Alterra Finance LLC	6.250%	9/30/20	9,765	11,114
	American Financial Group Inc.	9.875%	6/15/19	31,750	38,754
	American International Group Inc.	2.300%	7/16/19	9,916	9,941
	American International Group Inc.	3.875%	1/15/35	3,760	3,102
	Anthem Inc.	1.875%	1/15/18	19,336	19,289
4,12	Aquarius and Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	7,000	8,139
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	25,904	28,774
	Assurant Inc.	2.500%	3/15/18	29,300	29,430
4,12	AXA SA	3.875%	5/20/49	4,360	4,531
	Axis Specialty Finance LLC	5.875%	6/1/20	11,618	12,907
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,729
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	26,442
	Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	4,885
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,956
	CNA Financial Corp.	6.500%	8/15/16	20,495	21,024
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,491
4,11	CNP Assurances	7.375%	9/30/41	4,300	6,677
4,12	CNP Assurances	4.000%	11/29/49	11,600	11,488
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	9,982
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	14,385	14,422
7	MassMutual Global Funding II	2.000%	4/5/17	8,141	8,235
7	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,877
7	MassMutual Global Funding II	2.500%	10/17/22	14,335	14,147
	MetLife Inc.	1.756%	12/15/17	14,600	14,630
	MetLife Inc.	6.817%	8/15/18	13,300	14,947
	MetLife Inc.	7.717%	2/15/19	9,219	10,756
4	MetLife Inc.	5.250%	12/29/49	7,005	6,856
7	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,242
9	Metropolitan Life Global Funding I	4.500%	10/10/18	38,060	27,802
7	Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,296
7	Metropolitan Life Global Funding I	2.000%	4/14/20	19,530	19,232
7	New York Life Global Funding	1.950%	2/11/20	17,975	17,882
4,7	Nippon Life Insurance Co.	4.700%	1/20/46	6,610	6,643
	PartnerRe Finance A LLC	6.875%	6/1/18	20,530	22,630
7	Pricoa Global Funding I	2.550%	11/24/20	16,740	16,865
	Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,659
7	Principal Life Global Funding II	2.250%	10/15/18	11,725	11,862
7	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,739
4	Progressive Corp.	6.700%	6/15/67	9,760	9,711
7	Protective Life Global Funding	2.700%	11/25/20	12,415	12,620
	Prudential Financial Inc.	3.000%	5/12/16	11,725	11,786
	Prudential Financial Inc.	7.375%	6/15/19	10,442	12,144
	Prudential Financial Inc.	2.350%	8/15/19	9,790	9,869
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,548
	Prudential Financial Inc.	4.500%	11/16/21	18,449	20,077
4	Prudential Financial Inc.	5.375%	5/15/45	12,290	12,044
	Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	13,452
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	23,808
7	Reliance Standard Life Global Funding II	2.150%	10/15/18	27,320	27,281
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	52,562
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	17,860	17,639
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,380
7	TIAA Asset Management Finance Co. LLC	2.950%	11/1/19	60,100	60,158
	Torchmark Corp.	9.250%	6/15/19	7,053	8,585
	Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,484
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,327
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,637
	UnitedHealth Group Inc.	1.450%	7/17/17	27,900	27,975
	UnitedHealth Group Inc.	1.400%	12/15/17	12,210	12,227
	UnitedHealth Group Inc.	1.900%	7/16/18	30,270	30,426
	UnitedHealth Group Inc.	2.300%	12/15/19	9,765	9,873
	UnitedHealth Group Inc.	2.700%	7/15/20	14,640	14,990
	Unum Group	7.125%	9/30/16	13,498	13,989

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (1.9%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	29,791
ARC Properties Operating Partnership LP/Clark
Acquisition LLC	2.000%	2/6/17	112,260	111,029
ARC Properties Operating Partnership LP/Clark
Acquisition LLC	3.000%	2/6/19	22,495	21,434
BioMed Realty LP	3.850%	4/15/16	16,095	16,142
Boston Properties LP	3.700%	11/15/18	4,900	5,101
Boston Properties LP	5.875%	10/15/19	32,163	35,880
Brandywine Operating Partnership LP	5.700%	5/1/17	15,370	16,035
Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	22,330
DDR Corp.	9.625%	3/15/16	8,701	8,785
DDR Corp.	7.500%	4/1/17	289	306
DDR Corp.	4.750%	4/15/18	29,245	30,597
DDR Corp.	7.500%	7/15/18	2,500	2,801
DDR Corp.	7.875%	9/1/20	7,085	8,577
7 Digital Delta Holdings LLC	3.400%	10/1/20	22,047	22,337
7 Digital Delta Holdings LLC	4.750%	10/1/25	6,622	6,858
Digital Realty Trust LP	5.875%	2/1/20	20,227	22,461
Digital Realty Trust LP	3.950%	7/1/22	34,798	35,300
Duke Realty LP	5.950%	2/15/17	882	921
Duke Realty LP	6.500%	1/15/18	3,235	3,501
ERP Operating LP	5.750%	6/15/17	32,429	34,226
ERP Operating LP	2.375%	7/1/19	4,875	4,901
ERP Operating LP	4.750%	7/15/20	4,304	4,729
Essex Portfolio LP	3.500%	4/1/25	14,862	14,526
Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,493
HCP Inc.	3.750%	2/1/16	32,511	32,510
HCP Inc.	6.700%	1/30/18	9,705	10,575
HCP Inc.	2.625%	2/1/20	12,357	12,292
HCP Inc.	5.375%	2/1/21	18,503	20,388
HCP Inc.	4.000%	12/1/22	8,755	8,846
Highwoods Realty LP	5.850%	3/15/17	4,425	4,614
Kilroy Realty LP	4.800%	7/15/18	20,030	21,141
Liberty Property LP	5.500%	12/15/16	27,672	28,484
Liberty Property LP	4.750%	10/1/20	10,940	11,730
Liberty Property LP	3.750%	4/1/25	3,575	3,514
Omega Healthcare Investors Inc.	5.250%	1/15/26	31,254	32,426
12 Prologis LP	1.375%	5/13/21	15,142	16,097
Realty Income Corp.	2.000%	1/31/18	4,870	4,882
Realty Income Corp.	5.750%	1/15/21	3,905	4,400
Regency Centers LP	5.875%	6/15/17	10,274	10,834
Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,338
Simon Property Group LP	2.800%	1/30/17	22,815	23,085
Simon Property Group LP	2.150%	9/15/17	1,572	1,588
Simon Property Group LP	10.350%	4/1/19	10,565	13,009
Simon Property Group LP	5.650%	2/1/20	16,085	18,127
Simon Property Group LP	2.500%	9/1/20	11,153	11,320
Simon Property Group LP	4.375%	3/1/21	7,375	8,080
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,369
Weingarten Realty Investors	3.375%	10/15/22	9,088	9,099
Weingarten Realty Investors	3.850%	6/1/25	6,445	6,383
Welltower Inc.	3.625%	3/15/16	46,635	46,761
Welltower Inc.	4.700%	9/15/17	14,620	15,218
Welltower Inc.	2.250%	3/15/18	15,769	15,813
Welltower Inc.	4.125%	4/1/19	46,860	49,088
Welltower Inc.	6.125%	4/15/20	14,650	16,558
Welltower Inc.	4.000%	6/1/25	10,725	10,655
				14,284,939
Industrial (27.4%)
Basic Industry (1.6%)
Agrium Inc.	6.750%	1/15/19	24,905	27,830
Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,198

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,778
Airgas Inc.	2.950%	6/15/16	8,867	8,914
Airgas Inc.	1.650%	2/15/18	23,552	23,433
Airgas Inc.	2.375%	2/15/20	9,890	9,936
Airgas Inc.	3.050%	8/1/20	12,510	12,788
Albemarle Corp.	3.000%	12/1/19	4,880	4,873
12 BHP Billiton Finance Ltd.	6.375%	4/4/16	13,675	14,968
9 BHP Billiton Finance Ltd.	3.750%	10/18/17	14,090	9,983
9 BHP Billiton Finance Ltd.	3.000%	3/30/20	14,320	9,726
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	3,874	3,871
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,574	68,248
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	35,646	36,898
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	13,419
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	36,339	39,642
CF Industries Inc.	6.875%	5/1/18	38,450	41,670
Dow Chemical Co.	8.550%	5/15/19	31,818	37,321
Eastman Chemical Co.	2.400%	6/1/17	11,849	11,919
Ecolab Inc.	3.000%	12/8/16	3,339	3,388
EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	29,883
EI du Pont de Nemours & Co.	4.625%	1/15/20	11,348	12,190
Freeport-McMoRan Inc.	2.375%	3/15/18	10,018	6,462
Goldcorp Inc.	2.125%	3/15/18	14,640	14,226
LyondellBasell Industries NV	5.000%	4/15/19	32,245	34,067
Monsanto Co.	1.150%	6/30/17	9,770	9,733
Monsanto Co.	5.125%	4/15/18	22,515	24,100
Monsanto Co.	1.850%	11/15/18	3,000	3,007
Monsanto Co.	2.125%	7/15/19	39,050	39,096
Monsanto Co.	2.750%	7/15/21	15,740	15,540
Nucor Corp.	5.850%	6/1/18	19,433	20,730
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	28,554	29,242
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	5,052	5,719
PPG Industries Inc.	2.300%	11/15/19	29,285	29,434
12 PPG Industries Inc.	0.875%	3/13/22	10,414	11,038
Praxair Inc.	4.500%	8/15/19	21,490	23,307
Praxair Inc.	3.000%	9/1/21	4,900	5,085
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	17,361	18,645
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	4,880	5,606
Rio Tinto Finance USA plc	2.000%	3/22/17	40,230	40,051
Rio Tinto Finance USA plc	1.625%	8/21/17	56,904	55,921
Capital Goods (2.8%)
7 ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	14,720
Boeing Capital Corp.	2.900%	8/15/18	22,681	23,568
Boeing Capital Corp.	4.700%	10/27/19	38,917	43,134
Boeing Co.	6.000%	3/15/19	13,172	14,927
Boeing Co.	1.650%	10/30/20	13,050	12,941
Boeing Co.	2.350%	10/30/21	8,585	8,750
Caterpillar Financial Services Corp.	5.450%	4/15/18	45,680	49,524
Caterpillar Financial Services Corp.	7.050%	10/1/18	6,360	7,230
Caterpillar Financial Services Corp.	7.150%	2/15/19	42,395	48,881
Caterpillar Inc.	7.900%	12/15/18	59,914	70,072
Crane Co.	2.750%	12/15/18	12,615	12,721
Danaher Corp.	1.650%	9/15/18	16,180	16,294
Danaher Corp.	5.400%	3/1/19	21,460	23,797
Danaher Corp.	2.400%	9/15/20	19,520	19,867
Danaher Corp.	3.900%	6/23/21	21,861	23,746
12 DH Europe Finance SA	1.700%	1/4/22	24,705	27,738
12 Dover Corp.	2.125%	12/1/20	10,205	11,504
7 Embraer Overseas Ltd.	5.696%	9/16/23	10,379	10,117
General Dynamics Corp.	2.250%	7/15/16	5,423	5,459
General Electric Capital Corp.	5.625%	5/1/18	5,855	6,414
General Electric Capital Corp.	6.000%	8/7/19	6,806	7,814
General Electric Capital Corp.	2.200%	1/9/20	22,527	22,924
General Electric Capital Corp.	5.550%	5/4/20	49,222	56,257

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	4.625%	1/7/21	29,561	32,943
General Electric Capital Corp.	5.300%	2/11/21	6,288	7,167
4 General Electric Capital Corp.	6.375%	11/15/67	7,110	7,643
General Electric Co.	5.250%	12/6/17	131,375	140,851
Harris Corp.	1.999%	4/27/18	19,530	19,414
Harris Corp.	2.700%	4/27/20	7,150	7,117
Honeywell International Inc.	5.300%	3/1/18	48,784	52,872
Honeywell International Inc.	5.000%	2/15/19	55,684	61,654
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	9,765	10,850
John Deere Capital Corp.	5.350%	4/3/18	26,530	28,715
John Deere Capital Corp.	5.750%	9/10/18	28,200	31,146
John Deere Capital Corp.	2.375%	7/14/20	51,283	51,673
John Deere Capital Corp.	2.450%	9/11/20	43,491	44,089
John Deere Capital Corp.	2.550%	1/8/21	14,640	14,875
John Deere Capital Corp.	2.800%	3/4/21	32,710	33,562
John Deere Capital Corp.	3.900%	7/12/21	9,760	10,521
9 John Deere Financial Ltd.	3.500%	12/18/19	19,040	13,614
L-3 Communications Corp.	3.950%	11/15/16	11,560	11,723
L-3 Communications Corp.	1.500%	5/28/17	9,765	9,702
L-3 Communications Corp.	5.200%	10/15/19	15,207	16,233
Lockheed Martin Corp.	1.850%	11/23/18	14,635	14,733
Lockheed Martin Corp.	2.500%	11/23/20	29,270	29,502
Lockheed Martin Corp.	3.350%	9/15/21	29,270	30,527
12 Mohawk Industries Inc.	2.000%	1/14/22	14,174	15,443
Raytheon Co.	6.750%	3/15/18	20,028	22,275
Raytheon Co.	6.400%	12/15/18	30,010	33,864
Raytheon Co.	4.400%	2/15/20	2,070	2,284
Raytheon Co.	3.125%	10/15/20	8,697	9,084
Rockwell Automation Inc.	5.650%	12/1/17	4,885	5,236
Roper Technologies Inc.	1.850%	11/15/17	21,480	21,430
Roper Technologies Inc.	2.050%	10/1/18	9,590	9,582
7 Siemens Financieringsmaatschappij NV	1.450%	5/25/18	33,155	33,184
7 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	33,690	34,410
United Rentals North America Inc.	4.625%	7/15/23	14,375	13,980
United Technologies Corp.	5.375%	12/15/17	28,015	30,106
United Technologies Corp.	6.125%	2/1/19	33,666	37,736
Communication (3.6%)
21st Century Fox America Inc.	7.250%	5/18/18	7,205	8,033
21st Century Fox America Inc.	6.900%	3/1/19	6,840	7,787
21st Century Fox America Inc.	4.500%	2/15/21	4,850	5,260
America Movil SAB de CV	2.375%	9/8/16	16,009	16,107
America Movil SAB de CV	5.625%	11/15/17	29,869	31,781
12 America Movil SAB de CV	1.000%	6/4/18	14,600	15,985
America Movil SAB de CV	5.000%	10/16/19	13,343	14,539
America Movil SAB de CV	5.000%	3/30/20	46,876	51,295
American Tower Corp.	4.500%	1/15/18	29,290	30,549
American Tower Corp.	3.400%	2/15/19	29,451	30,204
American Tower Corp.	2.800%	6/1/20	28,800	28,550
American Tower Corp.	3.300%	2/15/21	19,500	19,594
AT&T Inc.	2.400%	8/15/16	16,141	16,254
11 AT&T Inc.	5.875%	4/28/17	28,800	43,163
AT&T Inc.	1.700%	6/1/17	15,250	15,283
AT&T Inc.	1.400%	12/1/17	24,400	24,319
AT&T Inc.	5.500%	2/1/18	31,834	34,077
AT&T Inc.	5.600%	5/15/18	6,038	6,543
AT&T Inc.	5.800%	2/15/19	44,620	49,282
AT&T Inc.	2.450%	6/30/20	18,500	18,321
British Telecommunications plc	1.250%	2/14/17	14,655	14,619
British Telecommunications plc	2.350%	2/14/19	14,785	14,898
CBS Corp.	4.625%	5/15/18	2,690	2,842
CBS Corp.	2.300%	8/15/19	1,980	1,981
Comcast Cable Communications LLC	8.875%	5/1/17	24,479	26,771
Comcast Corp.	6.500%	1/15/17	26,164	27,505

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	6.300%	11/15/17	12,729	13,813
Comcast Corp.	5.875%	2/15/18	17,672	19,254
Comcast Corp.	5.700%	5/15/18	21,572	23,606
Comcast Corp.	5.700%	7/1/19	36,293	40,944
Crown Castle International Corp.	3.400%	2/15/21	24,400	24,544
7 Deutsche Telekom International Finance BV	3.125%	4/11/16	21,376	21,450
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	18,870	19,012
Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	12,077
Deutsche Telekom International Finance BV	6.000%	7/8/19	14,550	16,327
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,181	9,274
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	28,025	28,018
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	46,760	51,937
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	38,057	41,530
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,762	5,048
Embarq Corp.	7.082%	6/1/16	18,952	19,218
Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	1,999
7 KT Corp.	1.750%	4/22/17	34,185	34,217
McGraw Hill Financial Inc.	3.300%	8/14/20	17,855	18,282
Moody's Corp.	2.750%	7/15/19	56,407	57,566
Moody's Corp.	5.500%	9/1/20	8,645	9,628
NBCUniversal Media LLC	5.150%	4/30/20	26,240	29,489
Omnicom Group Inc.	5.900%	4/15/16	34,830	35,169
Omnicom Group Inc.	6.250%	7/15/19	5,860	6,593
Omnicom Group Inc.	4.450%	8/15/20	15,502	16,649
Orange SA	2.750%	9/14/16	18,127	18,275
Orange SA	2.750%	2/6/19	29,240	29,823
Qwest Corp.	6.500%	6/1/17	9,653	10,136
7 SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,426
7 Sky plc	2.625%	9/16/19	12,200	12,272
Telefonica Emisiones SAU	3.992%	2/16/16	47,895	47,942
Telefonica Emisiones SAU	6.421%	6/20/16	8,695	8,871
Telefonica Emisiones SAU	6.221%	7/3/17	11,382	12,048
9 Telstra Corp. Ltd.	4.500%	11/13/18	28,920	21,239
9 Telstra Corp. Ltd.	4.000%	9/16/22	5,000	3,612
Thomson Reuters Corp.	0.875%	5/23/16	13,012	13,015
Thomson Reuters Corp.	1.300%	2/23/17	21,480	21,396
Thomson Reuters Corp.	6.500%	7/15/18	27,270	30,242
Time Warner Cable Inc.	5.850%	5/1/17	29,200	30,458
Time Warner Cable Inc.	6.750%	7/1/18	28,270	30,873
Time Warner Cable Inc.	8.750%	2/14/19	18,305	21,143
Time Warner Cable Inc.	8.250%	4/1/19	23,445	26,962
Verizon Communications Inc.	1.350%	6/9/17	16,468	16,447
Verizon Communications Inc.	5.500%	2/15/18	6,265	6,749
Verizon Communications Inc.	6.100%	4/15/18	16,606	18,096
Verizon Communications Inc.	3.650%	9/14/18	36,333	38,047
Verizon Communications Inc.	6.350%	4/1/19	24,747	27,956
Verizon Communications Inc.	2.625%	2/21/20	66,987	67,373
Verizon Communications Inc.	4.500%	9/15/20	92,180	99,690
Verizon Communications Inc.	4.600%	4/1/21	7,800	8,484
Viacom Inc.	6.250%	4/30/16	5,155	5,217
Viacom Inc.	2.500%	12/15/16	9,880	9,922
Viacom Inc.	6.125%	10/5/17	10,695	11,354
Viacom Inc.	2.500%	9/1/18	13,895	13,828
Viacom Inc.	5.625%	9/15/19	3,195	3,446
Vodafone Group plc	1.250%	9/26/17	21,359	21,212
Vodafone Group plc	5.450%	6/10/19	4,900	5,324
Vodafone Group plc	2.950%	2/19/23	13,700	12,918
Walt Disney Co.	2.300%	2/12/21	14,650	14,835
Consumer Cyclical (4.5%)
Alibaba Group Holding Ltd.	1.625%	11/28/17	37,630	37,344
Alibaba Group Holding Ltd.	2.500%	11/28/19	67,825	67,185
Amazon.com Inc.	2.600%	12/5/19	9,775	9,969
American Honda Finance Corp.	1.125%	10/7/16	19,816	19,848

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	0.950%	5/5/17	15,960	15,902
American Honda Finance Corp.	1.600%	7/13/18	10,770	10,764
American Honda Finance Corp.	2.125%	10/10/18	18,825	19,062
American Honda Finance Corp.	2.250%	8/15/19	41,660	42,272
American Honda Finance Corp.	2.450%	9/24/20	16,675	16,928
Automatic Data Processing Inc.	2.250%	9/15/20	20,460	20,735
AutoNation Inc.	3.350%	1/15/21	4,970	4,989
AutoZone Inc.	7.125%	8/1/18	19,022	21,376
Block Financial LLC	4.125%	10/1/20	34,035	34,920
Brinker International Inc.	2.600%	5/15/18	4,160	4,183
Costco Wholesale Corp.	5.500%	3/15/17	5,860	6,166
Costco Wholesale Corp.	1.750%	2/15/20	14,650	14,653
CVS Health Corp.	1.900%	7/20/18	24,415	24,495
CVS Health Corp.	2.250%	12/5/18	24,400	24,578
CVS Health Corp.	2.800%	7/20/20	128,707	130,958
7 Daimler Finance North America LLC	2.950%	1/11/17	16,915	17,140
7 Daimler Finance North America LLC	1.125%	3/10/17	27,650	27,497
7 Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,826
7 Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,419
7 Daimler Finance North America LLC	1.650%	3/2/18	14,035	13,889
7 Daimler Finance North America LLC	1.650%	5/18/18	18,505	18,249
7 Daimler Finance North America LLC	2.375%	8/1/18	18,985	19,036
7 Daimler Finance North America LLC	2.250%	9/3/19	14,645	14,541
7 Daimler Finance North America LLC	2.250%	3/2/20	14,035	13,790
7 Daimler Finance North America LLC	2.450%	5/18/20	11,195	11,044
Delphi Automotive plc	3.150%	11/19/20	14,635	14,723
Dollar General Corp.	4.125%	7/15/17	12,850	13,290
Dollar General Corp.	1.875%	4/15/18	9,965	9,908
7 Experian Finance plc	2.375%	6/15/17	35,430	35,455
Ford Motor Credit Co. LLC	4.250%	2/3/17	9,755	9,960
Ford Motor Credit Co. LLC	3.000%	6/12/17	29,245	29,492
Ford Motor Credit Co. LLC	6.625%	8/15/17	69,932	74,273
Ford Motor Credit Co. LLC	2.145%	1/9/18	14,665	14,566
Ford Motor Credit Co. LLC	2.375%	1/16/18	14,635	14,613
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	86,703
Ford Motor Credit Co. LLC	2.240%	6/15/18	14,650	14,488
9 Ford Motor Credit Co. LLC	4.050%	12/10/18	57,566	40,920
Ford Motor Credit Co. LLC	2.375%	3/12/19	5,460	5,376
Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,488
Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,010
Ford Motor Credit Co. LLC	3.157%	8/4/20	14,310	14,222
Ford Motor Credit Co. LLC	3.200%	1/15/21	13,597	13,482
General Motors Co.	3.500%	10/2/18	36,615	36,752
General Motors Financial Co. Inc.	2.625%	7/10/17	19,525	19,427
General Motors Financial Co. Inc.	4.750%	8/15/17	975	999
General Motors Financial Co. Inc.	3.250%	5/15/18	64,135	63,975
General Motors Financial Co. Inc.	6.750%	6/1/18	48,840	52,869
General Motors Financial Co. Inc.	3.100%	1/15/19	5,220	5,181
General Motors Financial Co. Inc.	3.500%	7/10/19	18,688	18,875
General Motors Financial Co. Inc.	3.200%	7/13/20	39,065	38,088
General Motors Financial Co. Inc.	3.700%	11/24/20	23,420	23,361
7 Harley-Davidson Financial Services Inc.	3.875%	3/15/16	14,640	14,696
7 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,094	16,340
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,765	9,843
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	10,800	10,702
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	3,665	4,067
Home Depot Inc.	2.000%	6/15/19	19,525	19,864
7 Hyundai Capital America	4.000%	6/8/17	10,785	11,083
7 Kia Motors Corp.	3.625%	6/14/16	29,744	29,904
Lowe's Cos. Inc.	1.625%	4/15/17	39,826	40,125
Lowe's Cos. Inc.	6.100%	9/15/17	12,582	13,553
Lowe's Cos. Inc.	4.625%	4/15/20	19,120	20,902
Macy's Retail Holdings Inc.	5.900%	12/1/16	12,254	12,715
Macy's Retail Holdings Inc.	7.450%	7/15/17	5,204	5,600

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy's Retail Holdings Inc.	3.450%	1/15/21	19,515	19,317
Marriott International Inc.	6.375%	6/15/17	9,837	10,456
Marriott International Inc.	3.000%	3/1/19	9,760	9,927
MasterCard Inc.	2.000%	4/1/19	12,700	12,891
McDonald's Corp.	2.100%	12/7/18	11,710	11,809
McDonald's Corp.	2.750%	12/9/20	19,515	19,786
Nordstrom Inc.	6.250%	1/15/18	10,330	11,208
PACCAR Financial Corp.	1.600%	3/15/17	17,431	17,521
PACCAR Financial Corp.	1.750%	8/14/18	3,380	3,387
PACCAR Financial Corp.	2.200%	9/15/19	19,025	19,249
PACCAR Financial Corp.	2.500%	8/14/20	4,775	4,850
12 Priceline Group Inc.	2.375%	9/23/24	4,000	4,193
QVC Inc.	3.125%	4/1/19	9,770	9,690
Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,409
Starbucks Corp.	0.875%	12/5/16	4,090	4,086
Target Corp.	2.300%	6/26/19	27,835	28,524
TJX Cos. Inc.	6.950%	4/15/19	13,700	15,912
TJX Cos. Inc.	2.750%	6/15/21	25,415	25,919
Toyota Motor Credit Corp.	2.000%	9/15/16	6,069	6,114
Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	27,668
Toyota Motor Credit Corp.	1.450%	1/12/18	27,350	27,406
Toyota Motor Credit Corp.	1.550%	7/13/18	14,740	14,760
Toyota Motor Credit Corp.	2.000%	10/24/18	20,510	20,726
Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,760
Toyota Motor Credit Corp.	2.125%	7/18/19	40,515	40,956
VF Corp.	5.950%	11/1/17	5,860	6,294
Visa Inc.	1.200%	12/14/17	42,930	43,014
Visa Inc.	2.200%	12/14/20	82,930	83,638
11 Volkswagen Financial Services NV	2.375%	11/13/18	3,544	5,030
7 Volkswagen Group of America Finance LLC	1.250%	5/23/17	28,215	27,607
7 Volkswagen Group of America Finance LLC	1.600%	11/20/17	6,205	6,056
7 Volkswagen Group of America Finance LLC	1.650%	5/22/18	3,465	3,345
7 Volkswagen Group of America Finance LLC	2.125%	5/23/19	7,000	6,759
Wal-Mart Stores Inc.	0.600%	4/11/16	28,886	28,894
Wal-Mart Stores Inc.	2.800%	4/15/16	22,139	22,242
Wal-Mart Stores Inc.	5.375%	4/5/17	20,191	21,270
Wal-Mart Stores Inc.	5.800%	2/15/18	23,798	25,818
Wal-Mart Stores Inc.	1.125%	4/11/18	22,940	22,970
Wal-Mart Stores Inc.	1.950%	12/15/18	8,280	8,461
Wal-Mart Stores Inc.	3.625%	7/8/20	29,565	31,938
Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	20,369
11 Walgreens Boots Alliance Inc.	2.875%	11/20/20	6,661	9,487
7 Wesfarmers Ltd.	2.983%	5/18/16	48,251	48,507
7 Wesfarmers Ltd.	1.874%	3/20/18	17,250	17,186
Consumer Noncyclical (6.2%)
AbbVie Inc.	1.800%	5/14/18	126,410	126,146
AbbVie Inc.	2.500%	5/14/20	90,080	89,411
Actavis Funding SCS	1.850%	3/1/17	29,461	29,514
Actavis Funding SCS	2.350%	3/12/18	48,961	49,180
Actavis Funding SCS	2.450%	6/15/19	9,765	9,821
Actavis Funding SCS	3.000%	3/12/20	111,213	112,618
Actavis Inc.	1.875%	10/1/17	20,626	20,646
Actavis Inc.	6.125%	8/15/19	9,765	10,969
Agilent Technologies Inc.	6.500%	11/1/17	2,257	2,409
Agilent Technologies Inc.	5.000%	7/15/20	24,885	27,090
Allergan Inc.	5.750%	4/1/16	27,255	27,457
Allergan Inc.	1.350%	3/15/18	7,800	7,717
Altria Group Inc.	9.250%	8/6/19	69,792	85,418
Altria Group Inc.	4.750%	5/5/21	20,162	22,211
AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,427
Amgen Inc.	5.850%	6/1/17	57,272	60,562
Amgen Inc.	5.700%	2/1/19	7,895	8,755
Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,015

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,275	5,510
Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,281
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	2,345	2,325
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	47,300	47,411
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	16,210	16,318
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	125,000	125,965
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	44,800	45,383
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	17,115	17,128
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	45,432	45,394
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	32,250	37,316
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	35,850	39,811
AstraZeneca plc	2.375%	11/16/20	39,030	39,139
7 Baxalta Inc.	2.875%	6/23/20	61,970	60,989
Baxter International Inc.	5.375%	6/1/18	9,745	10,468
7 Bayer US Finance LLC	1.500%	10/6/17	19,525	19,595
7 Bayer US Finance LLC	2.375%	10/8/19	58,575	59,387
Biogen Inc.	6.875%	3/1/18	4,880	5,393
Biogen Inc.	2.900%	9/15/20	60,637	61,069
Boston Scientific Corp.	2.650%	10/1/18	20,960	21,244
Boston Scientific Corp.	2.850%	5/15/20	14,600	14,620
Bottling Group LLC	5.500%	4/1/16	12,544	12,645
Bottling Group LLC	5.125%	1/15/19	5,150	5,674
Cardinal Health Inc.	1.900%	6/15/17	6,830	6,868
Cardinal Health Inc.	1.700%	3/15/18	20,540	20,526
7 Cargill Inc.	1.900%	3/1/17	26,836	27,030
7 Cargill Inc.	6.000%	11/27/17	12,295	13,224
7 Cargill Inc.	7.350%	3/6/19	24,500	28,323
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,951
Clorox Co.	5.950%	10/15/17	4,880	5,250
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	18,500	18,637
ConAgra Foods Inc.	5.819%	6/15/17	2,977	3,143
ConAgra Foods Inc.	1.900%	1/25/18	46,240	46,156
ConAgra Foods Inc.	2.100%	3/15/18	2,811	2,832
ConAgra Foods Inc.	7.000%	4/15/19	3,909	4,435
ConAgra Foods Inc.	4.950%	8/15/20	14,426	15,716
ConAgra Foods Inc.	3.200%	1/25/23	24,476	23,767
Constellation Brands Inc.	3.875%	11/15/19	9,750	10,091
Constellation Brands Inc.	3.750%	5/1/21	5,130	5,162
Constellation Brands Inc.	4.750%	12/1/25	3,470	3,578
Covidien International Finance SA	6.000%	10/15/17	48,915	52,501
CR Bard Inc.	1.375%	1/15/18	15,595	15,515
Diageo Capital plc	1.125%	4/29/18	7,115	7,013
Dignity Health California GO	2.637%	11/1/19	2,000	2,034
Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,852
General Mills Inc.	5.700%	2/15/17	9,110	9,545
General Mills Inc.	5.650%	2/15/19	14,700	16,290
Gilead Sciences Inc.	2.550%	9/1/20	48,795	49,419
Gilead Sciences Inc.	4.500%	4/1/21	16,845	18,574
Gilead Sciences Inc.	4.400%	12/1/21	34,340	37,478
Hershey Co.	1.600%	8/21/18	23,180	23,445
Ingredion Inc.	1.800%	9/25/17	5,855	5,842
JM Smucker Co.	1.750%	3/15/18	26,400	26,398
JM Smucker Co.	2.500%	3/15/20	19,095	19,203
Kraft Foods Group Inc.	2.250%	6/5/17	6,275	6,337
Kraft Foods Group Inc.	6.125%	8/23/18	14,240	15,676
Kroger Co.	1.200%	10/17/16	6,840	6,842
Kroger Co.	2.200%	1/15/17	6,895	6,956
Kroger Co.	6.800%	12/15/18	5,950	6,768
Kroger Co.	2.000%	1/15/19	14,700	14,785
Kroger Co.	2.300%	1/15/19	31,250	31,743
Kroger Co.	2.600%	2/1/21	19,550	19,765
Laboratory Corp. of America Holdings	2.625%	2/1/20	9,765	9,780
McCormick & Co. Inc.	3.900%	7/15/21	4,500	4,866
McKesson Corp.	3.250%	3/1/16	16,079	16,109

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	5.700%	3/1/17	5,675	5,937
McKesson Corp.	2.284%	3/15/19	34,250	34,429
Mead Johnson Nutrition Co.	3.000%	11/15/20	24,500	24,767
Medco Health Solutions Inc.	7.125%	3/15/18	32,695	36,270
Medtronic Inc.	1.500%	3/15/18	28,725	28,770
Medtronic Inc.	2.500%	3/15/20	75,710	76,884
Medtronic Inc.	4.450%	3/15/20	12,806	13,968
Medtronic Inc.	3.150%	3/15/22	19,500	20,158
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,320	8,179
Mondelez International Inc.	4.125%	2/9/16	34,462	34,480
Mondelez International Inc.	2.250%	2/1/19	45,985	46,413
12 Mondelez International Inc.	1.000%	3/7/22	9,807	10,403
12 Mondelez International Inc.	1.625%	3/8/27	5,000	4,997
7 Mylan NV	3.000%	12/15/18	29,270	29,519
Newell Rubbermaid Inc.	2.050%	12/1/17	12,540	12,468
PepsiCo Inc.	5.000%	6/1/18	13,670	14,838
PepsiCo Inc.	7.900%	11/1/18	13,680	15,979
PepsiCo Inc.	2.250%	1/7/19	7,900	8,065
PepsiCo Inc.	4.500%	1/15/20	23,505	25,872
PepsiCo Inc.	1.850%	4/30/20	43,850	44,074
PepsiCo Inc.	2.150%	10/14/20	82,965	83,465
Perrigo Co. plc	2.300%	11/8/18	14,645	14,508
Pfizer Inc.	6.200%	3/15/19	53,797	60,731
Pharmacia Corp.	6.500%	12/1/18	8,300	9,360
Philip Morris International Inc.	2.500%	5/16/16	20,635	20,743
Philip Morris International Inc.	1.125%	8/21/17	4,975	4,981
Philip Morris International Inc.	5.650%	5/16/18	19,490	21,285
Quest Diagnostics Inc.	2.700%	4/1/19	19,535	19,641
Reynolds American Inc.	3.500%	8/4/16	19,170	19,360
Reynolds American Inc.	6.750%	6/15/17	10,880	11,574
Reynolds American Inc.	8.125%	6/23/19	49,853	59,035
Reynolds American Inc.	3.250%	6/12/20	30,562	31,357
7 Roche Holdings Inc.	2.250%	9/30/19	29,295	29,802
Sanofi	1.250%	4/10/18	48,805	48,843
St. Jude Medical Inc.	2.800%	9/15/20	18,990	19,200
Stryker Corp.	1.300%	4/1/18	11,850	11,776
Sutter Health California GO	1.090%	8/15/53	10,000	9,938
Sysco Corp.	2.600%	10/1/20	22,550	22,902
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,645	38,907
Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	13,751
Thermo Fisher Scientific Inc.	2.150%	12/14/18	14,600	14,639
Tyson Foods Inc.	6.600%	4/1/16	38,414	38,767
Tyson Foods Inc.	2.650%	8/15/19	75,523	76,059
Tyson Foods Inc.	4.500%	6/15/22	9,035	9,699
Whirlpool Corp.	6.500%	6/15/16	2,950	3,002
Wyeth LLC	5.450%	4/1/17	3,270	3,436
Zoetis Inc.	1.875%	2/1/18	3,640	3,617
Zoetis Inc.	3.450%	11/13/20	11,710	11,867
Energy (4.4%)
Anadarko Petroleum Corp.	5.950%	9/15/16	35,870	36,412
Anadarko Petroleum Corp.	6.375%	9/15/17	12,242	12,368
BP Capital Markets plc	3.200%	3/11/16	39,558	39,658
BP Capital Markets plc	2.248%	11/1/16	37,575	37,777
BP Capital Markets plc	1.846%	5/5/17	41,475	41,553
BP Capital Markets plc	1.375%	11/6/17	19,450	19,333
BP Capital Markets plc	1.375%	5/10/18	53,854	52,883
BP Capital Markets plc	2.241%	9/26/18	24,638	24,618
9 BP Capital Markets plc	4.750%	11/15/18	18,250	13,391
BP Capital Markets plc	4.750%	3/10/19	30,289	32,676
BP Capital Markets plc	2.237%	5/10/19	24,500	24,327
BP Capital Markets plc	2.315%	2/13/20	53,650	53,059
BP Capital Markets plc	4.500%	10/1/20	4,400	4,710
Canadian Natural Resources Ltd.	1.750%	1/15/18	9,750	8,825

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cenovus Energy Inc.	5.700%	10/15/19	24,325	22,990
Chevron Corp.	1.345%	11/15/17	24,565	24,522
Chevron Corp.	1.104%	12/5/17	13,700	13,603
Chevron Corp.	1.365%	3/2/18	35,945	35,726
Chevron Corp.	1.718%	6/24/18	49,661	49,492
Chevron Corp.	1.790%	11/16/18	68,300	68,182
Chevron Corp.	4.950%	3/3/19	9,800	10,648
Chevron Corp.	2.193%	11/15/19	9,800	9,826
Chevron Corp.	1.961%	3/3/20	41,685	41,098
Chevron Corp.	2.427%	6/24/20	25,000	24,837
Chevron Corp.	2.419%	11/17/20	58,500	58,117
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	34,988
ConocoPhillips Co.	2.200%	5/15/20	14,080	13,036
Dominion Gas Holdings LLC	2.500%	12/15/19	21,500	21,715
Dominion Gas Holdings LLC	2.800%	11/15/20	11,700	11,892
Dominion Gas Holdings LLC	3.550%	11/1/23	12,700	12,670
El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,283	10,389
Enable Midstream Partners LP	2.400%	5/15/19	19,530	15,233
4 Enbridge Energy Partners LP	8.050%	10/1/77	1,860	1,283
Energy Transfer Partners LP	6.125%	2/15/17	19,467	19,686
Energy Transfer Partners LP	2.500%	6/15/18	19,050	17,428
Energy Transfer Partners LP	6.700%	7/1/18	40,929	42,262
Energy Transfer Partners LP	4.150%	10/1/20	39,395	34,870
Energy Transfer Partners LP	5.200%	2/1/22	7,883	7,061
Ensco plc	4.700%	3/15/21	8,508	5,722
Enterprise Products Operating LLC	1.650%	5/7/18	33,561	32,368
Enterprise Products Operating LLC	6.500%	1/31/19	1,025	1,106
Enterprise Products Operating LLC	2.550%	10/15/19	2,930	2,806
Enterprise Products Operating LLC	5.250%	1/31/20	17,283	17,951
Enterprise Products Operating LLC	5.200%	9/1/20	24,613	25,800
EOG Resources Inc.	5.875%	9/15/17	2,950	3,126
EOG Resources Inc.	5.625%	6/1/19	6,611	7,146
EOG Resources Inc.	2.450%	4/1/20	11,528	11,209
EOG Resources Inc.	4.400%	6/1/20	28,540	29,638
EOG Resources Inc.	2.625%	3/15/23	8,571	7,936
Exxon Mobil Corp.	1.912%	3/6/20	29,700	29,616
Halliburton Co.	2.700%	11/15/20	36,200	35,332
Kinder Morgan Energy Partners LP	6.000%	2/1/17	15,818	16,093
Kinder Morgan Energy Partners LP	2.650%	2/1/19	15,595	14,493
Kinder Morgan Energy Partners LP	6.500%	4/1/20	17,870	18,244
Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	4,819
Kinder Morgan Inc.	7.000%	6/15/17	23,460	24,167
Kinder Morgan Inc.	7.250%	6/1/18	22,550	23,004
Kinder Morgan Inc.	3.050%	12/1/19	8,000	7,405
Marathon Oil Corp.	5.900%	3/15/18	13,565	12,480
Marathon Oil Corp.	2.700%	6/1/20	22,270	17,037
Nabors Industries Inc.	2.350%	9/15/16	16,600	16,318
Nabors Industries Inc.	6.150%	2/15/18	19,540	18,368
Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,050
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	93,353
Occidental Petroleum Corp.	1.500%	2/15/18	50,620	49,876
ONEOK Partners LP	3.200%	9/15/18	11,720	10,741
Petro-Canada	6.050%	5/15/18	4,885	5,087
Phillips 66	2.950%	5/1/17	46,040	46,657
Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	4,977
Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	13,211
Pioneer Natural Resources Co.	3.450%	1/15/21	24,400	22,865
Pride International Inc.	8.500%	6/15/19	7,750	6,200
Pride International Inc.	6.875%	8/15/20	9,625	6,882
Shell International Finance BV	5.200%	3/22/17	14,225	14,827
Shell International Finance BV	1.125%	8/21/17	6,900	6,861
Shell International Finance BV	1.900%	8/10/18	9,775	9,760
Shell International Finance BV	1.625%	11/10/18	14,500	14,281
Shell International Finance BV	2.000%	11/15/18	15,675	15,620

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.300%	9/22/19	10,797	11,527
Shell International Finance BV	2.125%	5/11/20	53,700	52,625
Shell International Finance BV	2.250%	11/10/20	48,750	47,896
7 Southern Natural Gas Co. LLC	5.900%	4/1/17	11,453	11,620
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	6,395	5,902
Southwestern Energy Co.	3.300%	1/23/18	3,250	2,572
Southwestern Energy Co.	7.500%	2/1/18	23,180	19,326
Southwestern Energy Co.	4.050%	1/23/20	36,635	24,500
Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,576
Suncor Energy Inc.	6.100%	6/1/18	12,721	13,262
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	75,090	69,557
Total Capital Canada Ltd.	1.450%	1/15/18	43,977	43,732
Total Capital International SA	1.500%	2/17/17	28,278	28,238
Total Capital International SA	1.550%	6/28/17	17,925	17,891
Total Capital International SA	2.125%	1/10/19	39,500	39,350
Total Capital International SA	2.100%	6/19/19	14,600	14,563
9 Total Capital International SA	4.250%	11/26/21	5,378	3,888
Total Capital SA	2.125%	8/10/18	11,627	11,642
Transocean Inc.	5.800%	12/15/16	60,726	58,752
Transocean Inc.	3.000%	10/15/17	65,947	56,055
Valero Energy Corp.	6.125%	6/15/17	9,010	9,397
Weatherford International LLC	6.350%	6/15/17	13,005	11,444
Weatherford International Ltd.	5.500%	2/15/16	9,760	9,760
Weatherford International Ltd.	6.000%	3/15/18	10,655	8,737
7 Woodside Finance Ltd.	8.750%	3/1/19	15,850	18,268
Other Industrial (0.2%)
7 Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	10,320	11,176
7 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	43,152	50,160
7 Hutchison Whampoa International 14 Ltd.	1.625%	10/31/17	40,045	39,883
Technology (2.8%)
Adobe Systems Inc.	4.750%	2/1/20	20,025	22,036
Altera Corp.	1.750%	5/15/17	10,500	10,565
Altera Corp.	2.500%	11/15/18	50,990	52,172
Amphenol Corp.	2.550%	1/30/19	9,127	9,188
Apple Inc.	1.000%	5/3/18	18,675	18,574
Apple Inc.	2.100%	5/6/19	76,595	78,053
9 Apple Inc.	2.850%	8/28/19	16,590	11,745
Apple Inc.	1.550%	2/7/20	19,535	19,396
Apple Inc.	2.000%	5/6/20	25,650	25,791
Apple Inc.	2.850%	5/6/21	37,000	38,291
Applied Materials Inc.	2.625%	10/1/20	23,420	23,770
Autodesk Inc.	3.125%	6/15/20	11,300	11,355
Baidu Inc.	2.250%	11/28/17	16,615	16,658
Baidu Inc.	3.250%	8/6/18	31,200	31,756
Baidu Inc.	2.750%	6/9/19	17,575	17,564
CA Inc.	3.600%	8/1/20	10,730	10,961
Cisco Systems Inc.	1.650%	6/15/18	19,345	19,541
Cisco Systems Inc.	4.950%	2/15/19	42,825	47,018
Cisco Systems Inc.	2.125%	3/1/19	34,564	35,244
Cisco Systems Inc.	4.450%	1/15/20	27,210	29,855
Cisco Systems Inc.	2.450%	6/15/20	9,785	9,999
Computer Sciences Corp.	6.500%	3/15/18	11,465	12,376
Corning Inc.	6.625%	5/15/19	5,575	6,292
Corning Inc.	4.250%	8/15/20	5,930	6,306
EMC Corp.	1.875%	6/1/18	16,210	15,395
EMC Corp.	2.650%	6/1/20	12,165	10,744
Equifax Inc.	6.300%	7/1/17	4,880	5,192
Fidelity National Information Services Inc.	1.450%	6/5/17	11,230	11,164
Fidelity National Information Services Inc.	2.000%	4/15/18	3,015	2,978
Fidelity National Information Services Inc.	2.850%	10/15/18	43,650	44,053
Fidelity National Information Services Inc.	3.625%	10/15/20	44,500	45,329
Fiserv Inc.	2.700%	6/1/20	12,151	12,134

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Hewlett Packard Enterprise Co.	2.450%	10/5/17	38,540	38,606
7	Hewlett Packard Enterprise Co.	2.850%	10/5/18	45,105	45,273
7	Hewlett Packard Enterprise Co.	3.600%	10/15/20	65,207	65,528
	Intel Corp.	1.950%	10/1/16	7,566	7,623
	Intel Corp.	1.350%	12/15/17	78,638	78,995
9	Intel Corp.	3.250%	12/1/19	14,730	10,495
	Intel Corp.	2.450%	7/29/20	19,700	20,109
	Intel Corp.	3.300%	10/1/21	2,935	3,089
	International Business Machines Corp.	1.250%	2/6/17	19,600	19,682
	International Business Machines Corp.	5.700%	9/14/17	25,910	27,757
	International Business Machines Corp.	1.250%	2/8/18	9,700	9,699
	International Business Machines Corp.	7.625%	10/15/18	6,040	6,980
	International Business Machines Corp.	1.950%	2/12/19	26,865	27,150
	KLA-Tencor Corp.	2.375%	11/1/17	13,845	13,918
	KLA-Tencor Corp.	3.375%	11/1/19	3,625	3,677
	Lam Research Corp.	2.750%	3/15/20	24,420	23,930
	Microsoft Corp.	1.300%	11/3/18	13,660	13,695
	Microsoft Corp.	2.000%	11/3/20	20,405	20,614
	Oracle Corp.	1.200%	10/15/17	27,305	27,377
	Oracle Corp.	5.750%	4/15/18	16,818	18,400
	Oracle Corp.	2.375%	1/15/19	76,788	78,699
	Oracle Corp.	5.000%	7/8/19	13,670	15,187
	Oracle Corp.	2.250%	10/8/19	62,638	63,819
	Oracle Corp.	2.800%	7/8/21	31,730	32,528
	Pitney Bowes Inc.	5.750%	9/15/17	687	731
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	5,211
	QUALCOMM Inc.	1.400%	5/18/18	17,690	17,617
	QUALCOMM Inc.	2.250%	5/20/20	4,004	4,011
	Seagate HDD Cayman	3.750%	11/15/18	13,715	13,629
	Tyco Electronics Group SA	6.550%	10/1/17	8,270	8,908
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,691
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,405
	Xilinx Inc.	2.125%	3/15/19	19,555	19,611
	Transportation (1.3%)
4,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	17,773	18,040
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	26,511	26,511
	Canadian National Railway Co.	5.850%	11/15/17	14,960	16,075
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	1,818	1,859
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	1,580	1,610
4	Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	9/15/18	3,585	3,657
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	842	850
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	3,955	4,380
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	13,193	14,380
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,753	2,836
	Continental Airlines 2012-3 Class C Pass Thru
	Certificates	6.125%	4/29/18	49,605	51,279
4,13	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	15,313	17,304
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	33,575	38,528
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	25,978	29,160
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	9,369	10,025
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	4,804	5,069
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,394	2,513
7	ERAC USA Finance LLC	1.400%	4/15/16	8,717	8,717
7	ERAC USA Finance LLC	6.375%	10/15/17	31,967	34,217
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	16,854
7	ERAC USA Finance LLC	2.350%	10/15/19	11,715	11,664
7	HPHT Finance 15 Ltd.	2.250%	3/17/18	29,305	29,233
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,134
[4,6,13]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.812%	5/15/18	9,655	9,558
4	Northwest Airlines 2007-1 Class B Pass Through Trust	8.028%	11/1/17	22,711	24,471
9	Qantas Airways Ltd.	7.500%	6/11/21	39,580	31,058
9	Qantas Airways Ltd.	7.750%	5/19/22	17,000	13,586

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ryder System Inc.	2.350%	2/26/19	7,499	7,510
Ryder System Inc.	2.550%	6/1/19	6,840	6,814
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,921	5,462
4 Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	14,650	14,284
4 UAL 2007-1 Pass Through Trust	6.636%	7/2/22	17,340	18,337
Union Pacific Corp.	5.750%	11/15/17	9,624	10,367
Union Pacific Corp.	5.700%	8/15/18	28,989	32,009
Union Pacific Corp.	2.250%	2/15/19	15,645	15,927
Union Pacific Corp.	1.800%	2/1/20	8,400	8,344
Union Pacific Corp.	2.250%	6/19/20	24,425	24,747
United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,557
United Parcel Service Inc.	5.125%	4/1/19	50,822	56,340
United Parcel Service of America Inc.	8.375%	4/1/20	32,757	40,972
				14,496,721
Utilities (4.5%)
Electric (4.1%)
Ameren Illinois Co.	6.125%	11/15/17	7,740	8,364
Ameren Illinois Co.	6.250%	4/1/18	4,690	5,128
Appalachian Power Co.	5.000%	6/1/17	5,605	5,850
Arizona Public Service Co.	6.250%	8/1/16	3,892	3,990
Arizona Public Service Co.	8.750%	3/1/19	29,145	34,777
Baltimore Gas & Electric Co.	5.900%	10/1/16	6,756	6,966
Baltimore Gas & Electric Co.	3.500%	11/15/21	10,920	11,412
Berkshire Hathaway Energy Co.	5.750%	4/1/18	44,840	48,533
Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,137
Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	17,697
CenterPoint Energy Inc.	5.950%	2/1/17	21,490	22,369
CenterPoint Energy Inc.	6.500%	5/1/18	7,270	7,952
CMS Energy Corp.	6.550%	7/17/17	2,646	2,830
CMS Energy Corp.	5.050%	2/15/18	45,536	48,570
CMS Energy Corp.	6.250%	2/1/20	9,141	10,458
Commonwealth Edison Co.	5.950%	8/15/16	10,233	10,503
Commonwealth Edison Co.	1.950%	9/1/16	5,316	5,339
Commonwealth Edison Co.	6.150%	9/15/17	27,867	29,931
Commonwealth Edison Co.	5.800%	3/15/18	36,085	39,255
Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,877
Commonwealth Edison Co.	4.000%	8/1/20	23,498	25,169
Commonwealth Edison Co.	3.400%	9/1/21	6,990	7,366
Connecticut Light & Power Co.	5.500%	2/1/19	11,410	12,636
Consumers Energy Co.	5.500%	8/15/16	2,130	2,176
Consumers Energy Co.	5.150%	2/15/17	13,960	14,522
Consumers Energy Co.	5.650%	9/15/18	27,830	30,508
Consumers Energy Co.	6.125%	3/15/19	25,262	28,469
Consumers Energy Co.	6.700%	9/15/19	43,432	50,421
DTE Electric Co.	5.600%	6/15/18	16,931	18,446
DTE Electric Co.	3.450%	10/1/20	7,495	7,927
Duke Energy Carolinas LLC	5.250%	1/15/18	1,124	1,207
Duke Energy Carolinas LLC	5.100%	4/15/18	5,112	5,501
Duke Energy Carolinas LLC	7.000%	11/15/18	27,502	31,404
Duke Energy Carolinas LLC	4.300%	6/15/20	12,615	13,825
Duke Energy Carolinas LLC	3.900%	6/15/21	4,851	5,275
Duke Energy Corp.	6.250%	6/15/18	21,562	23,662
Duke Energy Corp.	5.050%	9/15/19	12,700	13,749
Duke Energy Florida LLC	5.650%	6/15/18	39,575	43,230
Duke Energy Florida LLC	4.550%	4/1/20	18,900	20,740
Duke Energy Indiana Inc.	3.750%	7/15/20	13,925	14,912
Duke Energy Progress LLC	3.000%	9/15/21	24,903	25,866
7 EDP Finance BV	6.000%	2/2/18	54,195	57,002
7 EDP Finance BV	4.900%	10/1/19	36,572	37,594
7 EDP Finance BV	4.125%	1/15/20	48,860	49,040
12 EDP Finance BV	2.625%	1/18/22	1,600	1,704
12 EDP Finance BV	2.000%	4/22/25	3,450	3,319
12 Enel Finance International NV	4.875%	4/17/23	5,000	6,677

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Entergy Corp.	4.700%	1/15/17	11,695	11,949
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,230	1,349
	Entergy Louisiana LLC	6.500%	9/1/18	14,300	15,976
	Eversource Energy	1.450%	5/1/18	21,490	21,408
	Eversource Energy	4.500%	11/15/19	3,980	4,293
	Exelon Corp.	1.550%	6/9/17	23,800	23,733
	Exelon Corp.	2.850%	6/15/20	21,460	21,475
7	Exelon Corp.	3.950%	6/15/25	10,230	10,258
	Exelon Generation Co. LLC	6.200%	10/1/17	16,105	17,121
	Exelon Generation Co. LLC	2.950%	1/15/20	18,560	18,136
	FirstEnergy Corp.	2.750%	3/15/18	23,426	23,684
	FirstEnergy Corp.	4.250%	3/15/23	26,204	27,024
7	FirstEnergy Transmission LLC	4.350%	1/15/25	28,370	29,122
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	15,983	17,022
	Georgia Power Co.	5.400%	6/1/18	7,815	8,524
	Georgia Power Co.	1.950%	12/1/18	26,270	26,456
	Georgia Power Co.	4.750%	9/1/40	6,225	6,383
	Georgia Power Co.	4.300%	3/15/42	4,154	4,042
	Georgia Power Co.	4.300%	3/15/43	1,060	1,019
	Kentucky Utilities Co.	3.250%	11/1/20	9,750	10,252
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	14,129
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	15,003
	MidAmerican Energy Co.	5.300%	3/15/18	37,367	40,149
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,729	7,749
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	11,340	11,915
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	32,768	35,239
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	23,955	29,182
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	27,680	28,049
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	18,540	18,767
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	30,309	30,327
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	35,170	35,352
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	31,965	32,130
	Nevada Power Co.	6.500%	5/15/18	32,715	36,081
	Nevada Power Co.	6.500%	8/1/18	9,683	10,787
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,766	9,634
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	15,630	15,571
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	29,770	29,852
	NSTAR Electric Co.	5.625%	11/15/17	4,930	5,273
	NV Energy Inc.	6.250%	11/15/20	12,195	13,841
	Ohio Power Co.	6.000%	6/1/16	9,838	9,995
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	6,450	7,832
	Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	56,296
	Pacific Gas & Electric Co.	8.250%	10/15/18	32,830	38,183
	Pacific Gas & Electric Co.	3.500%	10/1/20	33,200	35,034
	Pacific Gas & Electric Co.	4.250%	5/15/21	14,840	16,198
	Pacific Gas & Electric Co.	3.250%	9/15/21	3,950	4,129
	PacifiCorp	5.650%	7/15/18	20,566	22,495
	PacifiCorp	5.500%	1/15/19	4,630	5,122
	PacifiCorp	3.850%	6/15/21	3,900	4,184
	Pennsylvania Electric Co.	6.050%	9/1/17	5,445	5,805
	PPL Capital Funding Inc.	1.900%	6/1/18	13,915	13,873
	Public Service Electric & Gas Co.	5.300%	5/1/18	10,120	10,970
	Public Service Electric & Gas Co.	2.300%	9/15/18	21,790	22,206
	Puget Sound Energy Inc.	4.300%	5/20/45	2,800	2,951
	SCANA Corp.	4.750%	5/15/21	7,705	8,114
	Sierra Pacific Power Co.	6.000%	5/15/16	18,500	18,733
	South Carolina Electric & Gas Co.	5.250%	11/1/18	1,125	1,228
	South Carolina Electric & Gas Co.	6.500%	11/1/18	12,181	13,762
	Southern California Edison Co.	1.125%	5/1/17	6,840	6,835
	Southern California Edison Co.	5.500%	8/15/18	5,295	5,789
	Southern Co.	2.750%	6/15/20	36,610	36,575
	Southern Power Co.	1.850%	12/1/17	9,760	9,777
	Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,087
	Southwestern Electric Power Co.	5.875%	3/1/18	10,080	10,922

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southwestern Electric Power Co.	6.450%	1/15/19	48,811	54,646
	Tampa Electric Co.	6.100%	5/15/18	21,670	23,646
	TECO Finance Inc.	6.572%	11/1/17	9,950	10,729
	Union Electric Co.	6.400%	6/15/17	14,987	15,990
	Union Electric Co.	6.700%	2/1/19	16,542	18,921
	Union Electric Co.	5.100%	10/1/19	7,100	7,823
	Virginia Electric & Power Co.	5.400%	4/30/18	5,992	6,487
	Xcel Energy Inc.	1.200%	6/1/17	14,355	14,300
	Natural Gas (0.4%)
12	2i Rete Gas SPA	1.750%	7/16/19	23,545	26,319
	Atmos Energy Corp.	8.500%	3/15/19	9,760	11,476
	Sempra Energy	6.500%	6/1/16	77,159	78,228
	Sempra Energy	2.300%	4/1/17	36,630	36,914
	Sempra Energy	6.150%	6/15/18	23,335	25,390
	Sempra Energy	2.400%	3/15/20	10,265	10,033
	Sempra Energy	2.850%	11/15/20	9,770	9,737
	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	9,357	10,061

					2,366,336
Total Corporate Bonds (Cost $31,270,339)					31,147,996
Sovereign Bonds (U.S. Dollar-Denominated) (6.9%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	4,077	4,138
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,776
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,170
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	3,900	3,961
	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	38,610	39,156
7	Banco Nacional de Desenvolvimento Economico e
	Social	3.375%	9/26/16	6,400	6,408
	Banco Nacional de Desenvolvimento Economico e
	Social	6.369%	6/16/18	6,830	6,847
7	Bank Nederlandse Gemeenten	0.875%	2/21/17	23,500	23,498
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,538
7	Bermuda	4.138%	1/3/23	6,000	6,019
7	Bermuda	4.854%	2/6/24	5,800	5,951
7	Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	3,000	3,010
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,910
7	Caixa Economica Federal	2.375%	11/6/17	12,375	11,586
7	CDP Financial Inc.	3.150%	7/24/24	24,580	25,311
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	10,800	8,280
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,848
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,958
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	38,025	37,961
7	CNPC General Capital Ltd.	1.450%	4/16/16	2,000	2,000
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,932
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,828
7	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,023
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	9,269
	Corp. Andina de Fomento	7.790%	3/1/17	9,570	10,201
	Corp. Andina de Fomento	1.500%	8/8/17	8,790	8,783
	Corp. Andina de Fomento	4.375%	6/15/22	32,912	35,851
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	1,997
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	4,861
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	15,796	15,407
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,800	2,720
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	19,525	17,978
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	1,200	1,105
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	10,800	10,481
7	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	3,300	3,139
14	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	6,884
14	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	4,996
7,15	Dexia Credit Local SA	1.250%	10/18/16	12,700	12,698

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ecopetrol SA	7.375%	9/18/43	3,900	2,983
	Ecopetrol SA	5.875%	5/28/45	23,770	16,401
7	Electricite de France SA	1.150%	1/20/17	58,610	58,581
7	Electricite de France SA	2.150%	1/22/19	34,190	34,338
7	Electricite de France SA	6.000%	1/22/14	1,610	1,657
9	Emirates NBD PJSC	5.750%	5/8/19	10,770	7,938
4,7	ENA Norte Trust	4.950%	4/25/28	1,712	1,768
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	16,900	14,690
	European Investment Bank	2.500%	5/16/16	5,000	5,028
7	Export-Import Bank of China/The via Avi Funding Co.
	Ltd.	2.850%	9/16/20	11,075	11,155
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,020
	Export-Import Bank of Korea	4.000%	1/11/17	98,200	100,648
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	12,056
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,176
7	Federation of Malaysia	2.991%	7/6/16	4,875	4,912
4	Federative Republic of Brazil	8.000%	1/15/18	21,129	22,106
	Federative Republic of Brazil	4.875%	1/22/21	54,310	51,866
	Federative Republic of Brazil	2.625%	1/5/23	54,920	43,593
7	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,402
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,808
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	10,739	11,867
	Hydro-Quebec	2.000%	6/30/16	21,750	21,864
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	14,720	14,843
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	15,950	16,473
	International Bank for Reconstruction & Development	0.625%	10/14/16	10,000	9,994
7	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,899
14	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	22,105
14	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	34,284
14	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,983
14	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,696
	KazMunayGas National Co. JSC	9.125%	7/2/18	53,110	56,562
7	Kingdom of Bahrain	7.000%	1/26/26	4,955	4,936
7,12	Kingdom of Spain	5.850%	1/31/22	14,000	19,623
7	Kommunalbanken AS	0.875%	10/3/16	9,775	9,773
7	Kommunalbanken AS	1.125%	5/23/18	31,300	31,267
	Korea Development Bank	3.250%	3/9/16	29,606	29,671
	Korea Development Bank	4.000%	9/9/16	5,200	5,292
	Korea Development Bank	3.250%	9/20/16	9,800	9,933
	Korea Development Bank	3.875%	5/4/17	24,125	24,842
	Korea Development Bank	2.250%	8/7/17	19,445	19,647
	Korea Development Bank	3.500%	8/22/17	22,675	23,315
	Korea Development Bank	1.500%	1/22/18	5,850	5,824
7	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,765
	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,775
7	Korea Expressway Corp.	1.875%	10/22/17	1,000	1,003
	Korea Expressway Corp.	1.875%	10/22/17	22,630	22,690
	Korea Gas Corp.	2.875%	7/29/18	4,800	4,918
7	Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,022
7	Korea National Oil Corp.	4.000%	10/27/16	19,201	19,582
	Korea National Oil Corp.	2.750%	1/23/19	14,650	14,940
7	Korea Resources Corp.	2.125%	5/2/18	4,675	4,683
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,975
	Majapahit Holding BV	8.000%	8/7/19	16,600	18,525
7	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,007
	North American Development Bank	2.300%	10/10/18	3,675	3,728
	North American Development Bank	2.400%	10/26/22	2,700	2,683
7	OCP SA	5.625%	4/25/24	8,325	8,387
16	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	24,450
7	Ooredoo International Finance Ltd.	3.375%	10/14/16	9,025	9,115
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	4,925	4,687
7	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,800	1,632
4	Oriental Republic of Uruguay	4.375%	10/27/27	3,150	3,079
4	Oriental Republic of Uruguay	5.100%	6/18/50	2,440	2,083

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	5,046
6	Petrobras Global Finance BV	1.990%	5/20/16	17,155	16,962
	Petrobras Global Finance BV	2.000%	5/20/16	7,330	7,330
	Petrobras Global Finance BV	3.250%	3/17/17	3,900	3,666
6	Petrobras Global Finance BV	2.762%	1/15/19	11,250	8,269
	Petrobras Global Finance BV	3.000%	1/15/19	4,841	3,679
	Petrobras International Finance Co. SA	6.125%	10/6/16	11,427	11,427
	Petrobras International Finance Co. SA	5.875%	3/1/18	41,173	36,026
	Petroleos Mexicanos	5.750%	3/1/18	261,074	269,828
	Petroleos Mexicanos	3.500%	7/18/18	13,170	12,947
7	Petroleos Mexicanos	5.500%	2/4/19	34,640	35,070
	Petroleos Mexicanos	8.000%	5/3/19	113,697	121,782
	Petroleos Mexicanos	5.500%	1/21/21	28,515	28,050
7	Petroleos Mexicanos	6.375%	2/4/21	29,270	29,571
	Petroleos Mexicanos	4.875%	1/24/22	24,230	22,768
	Petroleos Mexicanos	5.625%	1/23/46	13,765	10,598
	Province of Manitoba	1.300%	4/3/17	32,225	32,344
	Province of New Brunswick	2.750%	6/15/18	485	501
	Province of Ontario	5.450%	4/27/16	5,000	5,058
	Province of Ontario	2.300%	5/10/16	67,725	68,054
	Province of Ontario	1.200%	2/14/18	5,200	5,207
	Province of Ontario	3.000%	7/16/18	15,905	16,555
	Province of Ontario	1.625%	1/18/19	31,500	31,596
	Province of Ontario	1.875%	5/21/20	9,770	9,843
	Quebec	5.000%	3/1/16	9,750	9,784
	Quebec	5.125%	11/14/16	11,000	11,346
	Quebec	3.500%	7/29/20	4,750	5,113
	Quebec	2.750%	8/25/21	16,785	17,379
	Quebec	2.625%	2/13/23	5,150	5,223
	Quebec	2.875%	10/16/24	6,750	6,960
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	5,088	5,286
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	7,882	8,217
	Republic of Colombia	7.375%	3/18/19	12,520	13,910
	Republic of Colombia	4.375%	7/12/21	77,506	77,584
4	Republic of Colombia	2.625%	3/15/23	3,380	2,965
4	Republic of Colombia	4.500%	1/28/26	7,100	6,727
4	Republic of Colombia	5.000%	6/15/45	7,790	6,368
	Republic of Croatia	6.250%	4/27/17	47,320	49,035
	Republic of Hungary	4.000%	3/25/19	30,950	32,188
	Republic of Hungary	6.250%	1/29/20	40,540	45,101
	Republic of Indonesia	6.875%	3/9/17	4,885	5,166
	Republic of Indonesia	6.875%	1/17/18	11,463	12,466
	Republic of Indonesia	5.875%	3/13/20	51,308	56,311
	Republic of Indonesia	4.875%	5/5/21	4,800	5,028
12	Republic of Indonesia	2.875%	7/8/21	25,485	27,476
12	Republic of Indonesia	3.375%	7/30/25	18,070	18,507
	Republic of Indonesia	6.625%	2/17/37	11,540	12,348
	Republic of Indonesia	5.950%	1/8/46	10,000	10,350
7	Republic of Kazakhstan	6.500%	7/21/45	2,000	1,935
	Republic of Kazakhstan	6.500%	7/21/45	23,650	23,000
	Republic of Korea	5.125%	12/7/16	9,750	10,082
7	Republic of Latvia	5.250%	2/22/17	2,000	2,085
7	Republic of Latvia	2.750%	1/12/20	4,000	4,043
	Republic of Nambia	5.250%	10/29/25	4,895	4,571
	Republic of Namibia	5.500%	11/3/21	8,850	8,938
	Republic of Poland	6.375%	7/15/19	59,240	66,867
	Republic of Poland	5.125%	4/21/21	15,530	17,184
	Republic of Poland	5.000%	3/23/22	39,165	43,285
	Republic of Poland	4.000%	1/22/24	3,800	3,975
7,12	Republic of Portugal	2.875%	10/15/25	10,690	11,790
	Republic of Romania	4.375%	8/22/23	9,800	10,302
12	Republic of Romania	2.750%	10/29/25	14,635	16,190
7	Republic of Serbia	5.250%	11/21/17	1,000	1,033
	Republic of Serbia	5.250%	11/21/17	4,800	4,956

36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Republic of Slovakia	4.375%	5/21/22	5,500	6,134
	Republic of Slovakia	4.375%	5/21/22	3,000	3,357
7	Republic of Slovenia	5.250%	2/18/24	10,700	11,813
	Republic of Turkey	7.000%	9/26/16	100,305	103,573
	Republic of Turkey	7.500%	7/14/17	180,819	193,856
	Republic of Turkey	6.750%	4/3/18	105,240	113,265
	Republic of Turkey	7.000%	3/11/19	17,600	19,360
	Republic of Turkey	3.250%	3/23/23	4,280	3,971
	Republic of Turkey	4.875%	4/16/43	9,765	8,703
4,7	Rio Oil Finance Trust Series 2014-3	9.750%	1/6/27	12,310	7,017
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,551
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	16,820	16,289
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,839
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	21,201
	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	2,000	2,000
	State Bank of India	4.125%	8/1/17	33,613	34,578
	State of Israel	5.500%	11/9/16	4,875	5,042
	State of Israel	4.000%	6/30/22	1,900	2,077
	State of Israel	3.150%	6/30/23	6,000	6,211
7	State of Qatar	3.125%	1/20/17	8,000	8,130
	Statoil ASA	1.800%	11/23/16	5,900	5,918
	Statoil ASA	3.125%	8/17/17	8,956	9,174
	Statoil ASA	1.200%	1/17/18	21,105	20,956
	Statoil ASA	2.250%	11/8/19	19,500	19,456
	Statoil ASA	2.900%	11/8/20	10,000	10,119
	Statoil ASA	3.150%	1/23/22	2,000	1,987
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	24,555
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	4,957
	Svensk Exportkredit AB	1.125%	4/5/18	9,750	9,736
7	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,905
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,032
7	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,832
	United Mexican States	5.625%	1/15/17	13,563	14,040
	United Mexican States	4.000%	10/2/23	4,610	4,673
	United Mexican States	4.125%	1/21/26	10,350	10,469
	United Mexican States	5.750%	10/12/10	5,170	4,781
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	1,900	1,900
Total Sovereign Bonds (Cost $3,660,518)					3,621,735
Taxable Municipal Bonds (0.4%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,994
	California GO	5.950%	3/1/18	26,110	28,564
	California GO	6.200%	10/1/19	13,650	15,933
	Colorado Housing & Finance Authority Employment
	Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,650
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.298%	7/1/16	7,800	7,822
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	5,350	5,435
	George Washington University District of Columbia GO	3.485%	9/15/22	4,800	5,008
	Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,807
	Illinois GO	4.961%	3/1/16	27,330	27,422
	Illinois GO	5.365%	3/1/17	16,540	17,158
	Illinois GO	5.665%	3/1/18	4,490	4,743
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	1.570%	1/1/17	2,000	2,014
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.217%	1/1/19	1,850	1,895
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	29,003	29,757

37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	13,800	14,349
6 Mississippi GO (Nissan North America, Inc. Project)	1.128%	11/1/17	12,180	12,219
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	2,385	2,458
University of California Revenue	2.054%	5/15/18	3,400	3,479
University of California Revenue	1.745%	5/15/19	6,250	6,332
Total Taxable Municipal Bonds (Cost $214,781)				219,039
Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO (Cost
$10,000)	0.030%	2/5/16	10,000	10,000

			Shares
Convertible Preferred Stocks (0.0%)
10 Lehman Brothers Holdings Inc. Pfd. (Cost 28,923)	7.250%		29,160	—

Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
17 Vanguard Market Liquidity Fund (Cost
$687,824)	0.441%		687,824,113	687,824

Total Investments (99.6%) (Cost $52,793,287)				52,670,141
		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $129.00		2/19/16	871	(857)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $129.50		2/19/16	870	(612)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $131.00		3/24/16	368	(310)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.50		2/19/16	870	(82)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.00		2/19/16	871	(41)
Total Liability for Options Written (Premiums Received $1,553)				(1,902)
Other Assets and Liabilities—Net (0.4%)				233,181
Net Assets (100%)				52,901,420

1 Securities with a value of $38,129,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $20,232,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3 Securities with a value of $23,833,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $7,061,508,000, representing 13.3% of net assets.
8 Security made only partial principal and/or interest payments during the period ended January 31, 2016.
9 Face amount denominated in Australian dollars.
10 Non-income-producing security--security in default.
11 Face amount denominated in British pounds.
12 Face amount denominated in Euro.

38

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Government of Japan.
15 Guaranteed by multiple countries.
16 Guaranteed by the Republic of Austria.
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
VRDO—Variable Rate Demand Obligation.

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.0%)
U.S. Government Securities (7.0%)
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	339,470	335,604
	United States Treasury Note/Bond	0.500%	9/30/16	315	315
	United States Treasury Note/Bond	0.375%	10/31/16	500	499
1	United States Treasury Note/Bond	1.000%	8/15/18	158,250	158,646
2	United States Treasury Note/Bond	1.000%	9/15/18	174,550	174,904
	United States Treasury Note/Bond	1.250%	10/31/18	26,800	27,018
	United States Treasury Note/Bond	1.250%	11/15/18	282,400	284,693
	United States Treasury Note/Bond	1.250%	12/15/18	246,900	248,905
3	United States Treasury Note/Bond	1.250%	1/31/19	82,000	82,615
	United States Treasury Note/Bond	1.500%	1/31/19	137,000	139,013
	United States Treasury Note/Bond	1.625%	4/30/19	3,000	3,055
2	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,663
	United States Treasury Note/Bond	2.000%	8/15/25	13,293	13,382
	United States Treasury Note/Bond	2.250%	11/15/25	30,900	31,793
					1,502,105
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Freddie Mac Non Gold Pool	2.500%	8/1/32	348	361
4,5,6	Freddie Mac Non Gold Pool	2.643%	9/1/32	172	176
					537
Total U.S. Government and Agency Obligations (Cost $1,490,065)					1,502,642
Asset-Backed/Commercial Mortgage-Backed Securities (13.9%)
4	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	3,000	2,993
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	3,755	3,756
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	4,300	4,315
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,544
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,620	2,621
4,5	Ally Master Owner Trust Series 2014-1	0.896%	1/15/19	3,050	3,045
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,500	3,499
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	2,400	2,401
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	10,380	10,394
4,5	American Express Credit Account Secured Note Trust
	2012-4	0.975%	5/15/20	7,000	6,980
4,5,7	American Homes 4 Rent 2014-SFR1	1.426%	6/17/31	1,069	1,057
4,5,7	American Homes 4 Rent 2014-SFR1	1.775%	6/17/31	970	968
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	4,114	4,230
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,073
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	5,102	5,234
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,416	5,402
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,913	2,954
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,060
4,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	6,000	6,721
4,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	3,540	4,134
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	720	719
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,106
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,510
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,527
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,681
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,270
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,478
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,672
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	1,002
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	501
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	9,850	9,833
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	2,560	2,568
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	4,400	4,407
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,201
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	6,970	6,992
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	4,190	4,215
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	2,998
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,341

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	2,090	2,127
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	830	826
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	1,567	1,588
4,5,7	Arran Residential Mortgages Funding 2011-1 plc	1.817%	11/19/47	738	740
4,7	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	1,370	1,446
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	5,480	5,468
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,536
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,371
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	8,115	8,142
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	5,050
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	2,034	2,064
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	2,163	2,202
4	Banc of America Commercial Mortgage Trust 2007-2	5.739%	4/10/49	3,290	3,353
4	Banc of America Commercial Mortgage Trust 2008-1	6.380%	2/10/51	5,703	6,046
4	Banc of America Commercial Mortgage Trust 2008-1	6.424%	2/10/51	19,140	20,329
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	1,620	1,683
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.512%	9/15/48	585	603
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.512%	9/15/48	360	345
4,5,7	Bank of America Student Loan Trust 2010-1A	1.419%	2/25/43	8,545	8,430
	Bank of Nova Scotia	1.850%	4/14/20	4,450	4,451
4,7	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	9,400	9,372
4	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	15,800	16,085
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	2,502	2,463
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,096	2,118
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.911%	6/11/40	17,439	17,980
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	7,601	7,956
4,5,7	BMW Floorplan Master Owner Trust 2015-1A	0.925%	7/15/20	17,100	17,043
4	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	8,480	8,477
4,5	Brazos Higher Education Authority Inc. Series 2005-3	0.803%	6/25/26	5,720	5,500
4,5	Brazos Higher Education Authority Inc. Series 2011-1	1.182%	2/25/30	11,484	11,416
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	3,160	3,199
4,5	Cabela's Credit Card Master Note Trust 2015-2A	1.096%	7/17/23	8,920	8,895
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,688	1,686
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	2,544	2,515
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	5,910	5,966
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	7,310	7,437
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,549
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,700
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,618
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	5,020	5,020
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,416
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,081
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,810
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,500	2,505
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	654
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,011
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	812
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	8,550	8,564
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	7,900	7,936
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,439
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,722
4,5	Capital One Multi-Asset Execution Trust 2014-A3	0.806%	1/18/22	5,135	5,118
4	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	8,780	8,863
4	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	21,700	22,438
4	Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	32,030	32,219
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	2,920	2,932
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,805

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	520	520
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	970	971
4	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,875
4	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	11,290	11,361
4	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	3,070	3,085
4	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,026
4	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	3,090	3,118
4	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,954
4	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,823
4,7	CFCRE Commercial Mortgage Trust 2011-C1	6.074%	4/15/44	2,900	3,280
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.760%	12/15/47	5,260	6,133
4,5	Chase Issuance Trust 2007-C1	0.885%	4/15/19	6,100	6,077
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	918
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,100
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,180
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,149
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	7,575	7,639
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,338
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,651
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,584
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	1,457	1,456
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	23,045	23,479
4	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,573	6,671
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	5,911
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,108
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	5,759
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,325	2,401
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	700	746
4,5,7	Citigroup Commercial Mortgage Trust 2014-388G	1.176%	6/15/33	1,000	984
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	890	953
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	920	961
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	1,385	1,426
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	8,630	9,140
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,460	2,563
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	1,020	1,072
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	740	772
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.603%	7/10/47	1,250	1,198
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	2,990	3,072
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	6,015	6,248
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	940	948
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	2,535	2,525
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	4,260	4,450
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	6,415	6,691
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	1,805	1,911
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	900	872
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	5,249	5,308
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	4,230	4,090
4,5,7	Colony American Homes 2014-1	1.576%	5/17/31	2,585	2,555
4,5,7	Colony American Homes 2014-1	1.775%	5/17/31	1,960	1,931
4,5,7	Colony American Homes 2015-1	1.626%	7/17/32	3,895	3,853
4,5,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.768%	7/17/31	700	697
4	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	4,730	4,773
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,816	1,857
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	14,767	15,021
4	COMM 2007-C9 Mortgage Trust	5.989%	12/10/49	3,312	3,421
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,784
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,110
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,215	6,283
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,715
4	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	6,005	6,066
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	4,800	5,158
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	4,690	5,101
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,400	1,470

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	7,740	8,320
4	COMM 2013-CCRE13 Mortgage Trust	4.911%	12/10/23	855	944
4	COMM 2013-CCRE13 Mortgage Trust	4.911%	12/10/23	1,560	1,624
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,030	8,425
4	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	4,980	5,448
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	1,700	1,738
4	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	800	846
4	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	6,735	7,325
4,7	COMM 2013-CR9 Mortgage Trust	4.397%	7/10/45	1,600	1,612
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,185	2,249
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,050	1,111
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	636
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	3,836
4,7	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	6,500	6,607
4,7	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	6,150	6,384
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,520	1,602
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,705
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,510	2,702
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,416
4	COMM 2014-CCRE15 Mortgage Trust	4.867%	2/10/47	1,990	2,192
4	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	2,540	2,766
4	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	5,550	5,906
4	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	1,290	1,380
4	COMM 2014-CR17 Mortgage Trust	4.895%	5/10/47	1,340	1,374
4	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	1,600	1,689
4	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	4,305	4,542
4	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	12,080	12,488
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,270	2,402
4	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	470	476
4	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	2,000	2,085
4	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	4,220	4,381
4	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	5,525	5,764
4	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	7,240	7,452
4	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	4,300	4,432
4	COMM 2015-CR27 Mortgage Trust	4.621%	10/10/48	1,760	1,651
4	Commercial Mortgage Trust 2006-GG7	6.048%	7/10/38	9,393	9,409
7	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,332
7	Commonwealth Bank of Australia	2.125%	7/22/20	16,700	16,787
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,645
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	6.007%	6/15/38	598	600
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.269%	2/15/41	3,148	3,360
4	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	6,650	6,921
4	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	8,320	8,663
4	CSAIL Commercial Mortgage Trust 2015-C3	4.257%	8/15/48	2,000	2,057
4	CSAIL Commercial Mortgage Trust 2015-C3	4.507%	8/15/48	2,160	2,074
4	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	9,235	9,679
4	CSAIL Commercial Mortgage Trust 2016-C5	5.620%	11/15/48	3,620	3,365
4,7	DB Master Finance LL 2015-1	3.262%	2/20/45	4,273	4,239
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,000	40,132
4	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	10,900	11,096
4	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	31,000	31,392
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,294
4,7	Drive Auto Receivables Trust 2015-A	2.280%	6/17/19	5,545	5,554
4,7	Drive Auto Receivables Trust 2015-A	3.060%	5/17/21	2,750	2,754
4,7	Drive Auto Receivables Trust 2015-A	4.120%	7/15/22	2,000	2,004
4,7	Drive Auto Receivables Trust 2015-B	1.300%	6/15/18	2,570	2,568
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	2,480	2,475
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	6,040	6,012
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,580
4,7	Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	5,115	5,108
4,7	Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	7,675	7,635
4,7	Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	5,630	5,630

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	8,175	8,141
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	9,050	9,021
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	9,050	9,062
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,270
4,7	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	15,270	15,276
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	3,780	3,785
4,5,7	Edsouth Indenture No 5 LLC 2015-1	1.226%	10/25/56	11,236	11,065
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	1,025	1,024
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	17,660	17,533
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	7,190	7,133
4,5	Fannie Mae Connecticut Avenue Securities 2015-C01	1.927%	2/25/25	1,091	1,087
4,5	Fannie Mae Connecticut Avenue Securities 2015-C01	1.927%	2/25/25	572	572
4,5	Fannie Mae Connecticut Avenue Securities 2015-C02	1.577%	5/25/25	1,815	1,805
4,5	Fannie Mae Connecticut Avenue Securities 2015-C02	1.627%	5/25/25	3,480	3,477
4,5	Fannie Mae Connecticut Avenue Securities 2015-C03	1.927%	7/25/25	4,926	4,924
4,5	Fannie Mae Connecticut Avenue Securities 2015-C03	1.927%	7/25/25	6,199	6,166
4,5	Fannie Mae Connecticut Avenue Securities 2015-C04	2.027%	4/25/28	7,286	7,231
4,5	Fannie Mae Connecticut Avenue Securities 2015-C04	2.126%	4/25/28	3,512	3,511
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	4,730	4,723
4	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	3,035	3,020
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	6,370	6,360
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	5,560	5,555
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	2,000	2,006
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	2,800	2,800
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,893
4,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	4,588	4,642
4,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	1,400	1,410
4,7	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	10,930	11,065
4,7	Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	1,600	1,612
4,7	Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	6,600	6,632
4,7	Ford Credit Auto Owner Trust 2015-2	2.440%	1/15/27	26,000	26,388
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	5,010	5,036
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,697
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,094
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,013
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,203	24,177
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,595
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,904
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	676
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	727
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	294
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	2,000	1,993
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	900	911
4,5	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.925%	2/15/21	6,100	6,063
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,797
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	11,758	11,792
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	26,140	26,497
4,5	Freddie Mac Structured Agency Credit Risk Debt Notes
	2015-HQA1	1.676%	3/25/28	3,747	3,745
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	870	863
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,052	6,087

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	GE Capital Credit Card Master Note Trust Series 2011-2	1.425%	5/15/19	10,800	10,808
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,443
4,5	GE Capital Credit Card Master Note Trust Series 2012-3	0.875%	3/15/20	39,385	39,320
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,297
4,5	GE Dealer Floorplan Master Note Trust Series 2012-2	1.176%	4/22/19	13,000	13,011
4,5	GE Dealer Floorplan Master Note Trust Series 2014-2	0.876%	10/20/19	4,400	4,384
4,5	GE Dealer Floorplan Master Note Trust Series 2015-2	1.076%	1/20/22	24,050	23,833
4,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	1,700	1,700
4,7	GM Financial Leasing Trust 2014-2A	1.620%	2/20/18	8,000	8,006
4	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	1,650	1,650
4	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	2,600	2,613
4	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	2,320	2,330
4	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	9,050	9,047
4	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	930	931
4	GM Financial Leasing Trust 2015-3	2.320%	11/20/19	1,310	1,311
4	GM Financial Leasing Trust 2015-3	2.980%	11/20/19	2,870	2,873
4	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	2,870	2,873
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	12,000	11,987
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	2,180	2,179
4,5,7	Golden Credit Card Trust 2015-1A	0.866%	2/15/20	35,000	34,866
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,595
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,040
4,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	2,145	2,142
4,7	Great America Leasing Receivables 2015-1	2.020%	6/21/21	1,680	1,686
4,7	GS Mortgage Securities Trust 2010-C2	5.358%	12/10/43	1,370	1,486
4,7	GS Mortgage Securities Trust 2011-GC3	5.825%	3/10/44	2,650	2,928
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,691
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,772
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,140
4,7	GS Mortgage Securities Trust 2013-GC13	4.204%	7/10/46	1,210	1,184
4	GS Mortgage Securities Trust 2013-GC14	3.955%	8/10/46	4,295	4,638
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,240	2,285
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,570
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,000	2,055
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	847
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	115
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	8,445	9,005
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	8,070	8,574
4	GS Mortgage Securities Trust 2014-GC24	4.641%	9/10/47	1,860	1,949
4	GS Mortgage Securities Trust 2014-GC24	4.662%	9/10/47	2,685	2,687
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,050	1,095
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	1,100	1,116
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	3,705	3,762
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	3,200	3,340
4	GS Mortgage Securities Trust 2015-GC32	4.549%	7/10/48	1,325	1,372
4	GS Mortgage Securities Trust 2015-GC32	4.559%	7/10/48	580	554
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	7,100	7,251
4	GS Mortgage Securities Trust 2015-GC34	4.466%	10/10/48	2,610	2,747
4	GS Mortgage Securities Trust 2015-GC34	4.810%	10/10/48	2,610	2,573
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	9,045
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,490
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	1,322	1,324
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	12,280	12,410
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	13,350	13,272
4,7	Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	9,400	9,472
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	3,120	3,131
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	3,240	3,250
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	1,455	1,459
4	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	1,660	1,663
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	4,000	3,979
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,975
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	1,900	1,897
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	550	548
4,7	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	10,880	10,913

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	7,250	7,267
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	7,130	7,176
4,7	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	5,380	5,379
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,704
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	1,000	1,001
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,213
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,378
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,938
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,707
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,167
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,215
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,413
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,325
4,5,7	Hyundai Floorplan Master Owner Trust Series 2013-1	1.076%	5/15/18	1,400	1,400
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	3,942	3,684
5	Illinois Student Assistance Commission Series 2010-1	1.669%	4/25/22	5,079	5,081
4,5,7	Invitation Homes 2014-SFR1 Trust	1.925%	6/17/31	4,750	4,740
4,5,7	Invitation Homes 2014-SFR2 Trust	1.526%	9/17/31	2,560	2,549
4,5,7	Invitation Homes 2014-SFR2 Trust	2.026%	9/17/31	700	697
4,5,7	Invitation Homes 2015-SFR2 Trust	1.775%	6/17/32	2,867	2,839
4,7	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	6,000	6,033
4	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,315	1,321
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	1,358	1,357
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.106%	4/15/45	1,776	1,789
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	23,630	24,527
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	3,973	4,150
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,246	3,336
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	2,435	2,549
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	10,398
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,294
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,259
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.743%	11/15/43	2,313	2,522
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.743%	11/15/43	2,730	2,851
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	6,856
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,512
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,486
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.500%	8/15/46	4,000	4,595
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	4,499	4,736
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,640	4,673
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	4,188
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,456
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	6,080
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,704

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	980	1,031
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	290	310
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.111%	12/15/46	2,135	2,336
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.176%	12/15/46	960	1,007
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	6,098	6,143
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	5,230
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.161%	7/15/45	5,000	5,285
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,400	1,477
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	1,630	1,760
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	1,265	1,301
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	420
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,902
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.251%	11/15/45	1,300	1,375
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,070	4,447
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	9,810	10,504
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	647
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.971%	2/15/47	2,500	2,675
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.971%	2/15/47	1,000	1,015
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	680	706
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,000	2,077
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	4,130	4,244
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	4,640	4,741
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	7,120	7,410
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	8,840	9,329
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,350
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	1,520	1,583
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	4,340	4,446
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.562%	12/15/48	1,225	1,277
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	7,300	7,576
4,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	910	951
4,5,7	Lanark Master Issuer plc 2012-2A	1.778%	12/22/54	1,303	1,305
4,5,7	Lanark Master Issuer plc 2013-1A	0.878%	12/22/54	3,118	3,113
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	2,513	2,512
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	2,196	2,218

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	25,211	25,538
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	18,401	18,864
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	15,457	16,180
4,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	527	527
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,321
4,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	2,100	2,098
4	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	13,560	13,531
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	7,780	7,823
4,5,7	Mercedes-Benz Master Owner Trust 2015-B	0.806%	4/15/20	14,650	14,571
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	739	747
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11,433	11,951
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	780	782
4	ML-CFC Commercial Mortgage Trust 2006-2	6.073%	6/12/46	686	690
4,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	2,880	2,887
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,607
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	7,445	7,691
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,140
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,819
4,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	9,500	9,471
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.217%	7/15/46	780	847
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	805	830
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	2,030	2,191
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.361%	8/15/46	7,317	7,988
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	810	856
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	432
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,495
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	2,011
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	13,218
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,475
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,724
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	5,310	5,698
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	6,920	7,328
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	987
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.483%	6/15/47	2,400	2,485
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.916%	6/15/47	2,400	2,423
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	10,245	10,714
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	530	556
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	2,150	2,277
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	1,080	1,114

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	470	484
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	765	778
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	2,905	2,924
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	4,030	4,061
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	17,750	18,457
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	4,300	4,391
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	9,190	9,571
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.383%	10/15/48	3,070	3,183
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	5,275	5,437
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	3,736	3,774
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,172	1,192
4	Morgan Stanley Capital I Trust 2007-IQ15	6.114%	6/11/49	6,317	6,536
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	3,951	4,132
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,344
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,544
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	6,189
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,681
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,888
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	4,820	5,030
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	11,140	11,616
4	Morgan Stanley Capital I Trust 2015-UBS8	4.745%	12/15/48	3,210	3,012
4,5	New Mexico Educational Assistance Foundation 2013-1	1.128%	1/2/25	3,929	3,800
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	1,790	1,790
4	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	2,870	2,892
4,5	Nissan Master Owner Trust Receivables Series 2013-A	0.726%	2/15/18	4,733	4,733
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	21,640	21,635
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	5,500	5,553
5	North Carolina State Education Assistance Authority
	2011-1	1.519%	1/26/26	2,714	2,711
4,5,7	PFS Financing Corp. 2014-AA	1.025%	2/15/19	1,600	1,592
4,5,7	PFS Financing Corp. 2015-AA	1.046%	4/15/20	3,500	3,442
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	4,900	4,887
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,500	2,470
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,320	9,389
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,427
4,5,7	Resimac MBS Trust 2014-1A	1.202%	12/12/45	3,141	3,119
	Royal Bank of Canada	1.875%	2/5/20	13,500	13,496
	Royal Bank of Canada	2.100%	10/14/20	11,530	11,570
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,511
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	1,394	1,394
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	5,735	5,736
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,190
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	6,870	6,872
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	9,470	9,494
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	9,420	9,513
7	SBA Tower Trust	3.156%	10/15/20	6,620	6,572
4,5,7	Silver Bay Realty 2014-1 Trust	1.425%	9/17/31	2,271	2,259
4,5,7	Silver Bay Realty 2014-1 Trust	1.875%	9/17/31	498	495
4,5	SLM Student Loan Trust 2005-5	0.719%	4/25/25	2,317	2,283
4,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	900	904
4,7	SLMAPRVT Student Loan Trust 2013-1	2.500%	3/15/47	1,800	1,736
4,7	SLMAPRVT Student Loan Trust 2013-B	3.000%	5/16/44	3,000	2,911
4,7	SLMAPRVT Student Loan Trust 2013-C	3.500%	6/15/44	2,000	2,001
4,7	SLMAPRVT Student Loan Trust 2014-A	3.500%	11/15/44	800	789
4,7	SLMPRVT Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,768

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	SLMPRVT Student Loan Trust 2011-B	3.740%	2/15/29	10,500	10,835
4,7	SLMPRVT Student Loan Trust 2011-C	4.540%	10/17/44	5,399	5,667
4,7	SLMPRVT Student Loan Trust 2012-B	3.480%	10/15/30	4,234	4,309
4,5,7	SLMPRVT Student Loan Trust 2012-E	1.176%	10/16/23	2,937	2,936
4,5,7	SLMPRVT Student Loan Trust 2013-1	1.475%	5/17/27	5,400	5,360
4,7	SLMPRVT Student Loan Trust 2013-B	1.850%	6/17/30	3,000	2,957
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	635	634
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	1,997
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	3,364	3,353
4,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	2,942	3,027
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,985
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,335
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,915
7	Stadshypotek AB	1.750%	4/9/20	8,294	8,240
4,5,7	SWAY Residential 2014-1 Trust	1.726%	1/17/32	6,443	6,388
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	6,670	6,787
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,404
4	Synchrony Credit Card Master Note Trust 2015-3	2.380%	9/15/23	23,620	23,915
4,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	518	518
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,160	2,250
7	Toronto-Dominion Bank	1.950%	4/2/20	8,400	8,419
4,5,7	Trade MAPS 1 Ltd. 2013-1A	1.123%	12/10/18	9,910	9,867
4,5,7	Trade MAPS 1 Ltd. 2013-1A	1.673%	12/10/18	1,307	1,290
4,5,7	Trade MAPS 1 Ltd. 2013-1A	2.674%	12/10/18	670	663
4,5,7	Trafigura Securitisation Finance plc 2014-1A	1.375%	10/15/21	5,720	5,717
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,287
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	6,173
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	5,063
4,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,350	8,360
4,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,167
4,7	VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	650	695
4,7	VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	490	518
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	8,600	8,520
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	3,105	3,117
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	3,450	3,451
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	7,188	7,274
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	21,437	21,776
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,290	3,359
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	5,990	6,084
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,668
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	750	799
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,570	8,265
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	2,400	2,500
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	5,800	6,102
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	734
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,472
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,427
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	2,410	2,490
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	1,840	1,872
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	2,480	2,463
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	1,770	1,762
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	1,260	1,303
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	5,280	5,387
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	3,700	3,794
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	7,735	7,974
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.366%	6/15/48	2,310	2,139
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,374
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,533
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,321
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/58	1,250	1,200
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	5,960	6,252

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,133
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.690%	9/15/58	720	742
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.690%	9/15/58	1,805	1,699
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.556%	12/15/47	1,510	1,581
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	4,500	4,745
4,7	Wendys Funding LLC 2015-1	3.371%	6/15/45	1,027	1,015
4,7	Wendys Funding LLC 2015-1	4.080%	6/15/45	7,252	7,256
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,318
7	Westpac Banking Corp.	2.000%	3/3/20	17,720	17,780
7	Westpac Banking Corp.	2.250%	11/9/20	7,430	7,483
4,7	WFLD 2014-MONT Mortgage Trust	3.880%	8/10/31	5,090	5,350
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	5,960
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,335
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,642
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,454
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,365
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	9,300	9,420
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,947
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,241
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,900	2,001
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	630	678
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	374
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,895	1,995
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	6,340	6,865
4	WFRBS Commercial Mortgage Trust 2013-C18	4.824%	12/15/46	1,085	1,171
4	WFRBS Commercial Mortgage Trust 2014-C14	3.766%	3/15/47	560	591
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	6,635	7,110
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	3,020	3,158
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	8,515	9,005
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,486
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,394
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	8,275	8,639
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	735
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,333
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	980	1,039
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	6,755	7,044
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	170	177
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,075	4,383
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	4,012
4,5	World Financial Network Credit Card Master Note Trust
	Series 2015-A	0.906%	2/15/22	8,755	8,716
4	World Omni Automobile Lease Securitization Trust
	2015-A	1.730%	12/15/20	2,300	2,301
4,5,7	World Omni Master Owner Trust 2013-1	0.776%	2/15/18	4,000	4,000
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,960,343)					2,981,737
Corporate Bonds (74.1%)
Finance (27.1%)
	Banking (17.1%)
	Abbey National Treasury Services plc	2.350%	9/10/19	3,415	3,448
	Abbey National Treasury Services plc	4.000%	3/13/24	43,500	46,210
7	ABN AMRO Bank NV	2.450%	6/4/20	16,635	16,818
	AgriBank FCB	9.125%	7/15/19	5,000	6,090
	American Express Co.	7.000%	3/19/18	12,000	13,293
	American Express Co.	2.650%	12/2/22	16,082	15,645
	American Express Credit Corp.	2.375%	5/26/20	4,700	4,696
7	ANZ New Zealand Int'l Ltd.	2.750%	2/3/21	5,650	5,681
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	9,645	9,778
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	16,000	16,190
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	9,000	9,387
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	12,862	12,911
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	4,938

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	7.625%	6/1/19	13,000	15,078
	Bank of America Corp.	5.625%	7/1/20	19,340	21,444
	Bank of America Corp.	5.700%	1/24/22	15,800	17,782
	Bank of America Corp.	3.300%	1/11/23	29,767	29,323
	Bank of America Corp.	4.125%	1/22/24	33,430	34,392
	Bank of Montreal	2.375%	1/25/19	5,000	5,061
	Bank of Montreal	2.550%	11/6/22	9,015	9,075
	Bank of New York Mellon Corp.	5.450%	5/15/19	6,580	7,274
	Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	15,726
	Bank of New York Mellon Corp.	2.150%	2/24/20	2,840	2,841
	Bank of New York Mellon Corp.	2.600%	8/17/20	3,017	3,053
	Bank of New York Mellon Corp.	2.450%	11/27/20	14,339	14,388
	Bank of New York Mellon Corp.	4.150%	2/1/21	21,944	23,877
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,899
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,874
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	20,827
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,348
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,757
	Bank of Nova Scotia	2.050%	6/5/19	7,930	7,933
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,273
	Bank of Nova Scotia	4.500%	12/16/25	26,000	25,704
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	10,733	10,923
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	19,580	19,897
	Barclays plc	2.750%	11/8/19	3,061	3,070
	Barclays plc	3.650%	3/16/25	10,000	9,583
	BB&T Corp.	6.850%	4/30/19	5,714	6,520
	BB&T Corp.	5.250%	11/1/19	12,000	13,218
	BB&T Corp.	3.950%	3/22/22	4,400	4,636
	BNP Paribas SA	2.400%	12/12/18	3,150	3,182
	BNP Paribas SA	5.000%	1/15/21	54,350	60,577
	BNP Paribas SA	3.250%	3/3/23	6,235	6,308
8	BPCE SA	3.500%	4/24/20	1,100	770
	BPCE SA	4.000%	4/15/24	50,690	52,943
	Branch Banking & Trust Co.	2.850%	4/1/21	10,425	10,639
	Branch Banking & Trust Co.	3.625%	9/16/25	27,345	27,858
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,449
	Capital One Financial Corp.	3.200%	2/5/25	2,650	2,523
	Capital One NA	1.500%	3/22/18	7,000	6,895
	Capital One NA	2.950%	7/23/21	5,300	5,272
	Citigroup Inc.	4.500%	1/14/22	38,700	41,633
	Citigroup Inc.	3.375%	3/1/23	16,000	15,990
	Citigroup Inc.	3.875%	10/25/23	28,500	29,286
	Citigroup Inc.	5.500%	9/13/25	9,000	9,642
4,7,9	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
7	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,976
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	3,008
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,790
	Commonwealth Bank of Australia	2.400%	11/2/20	5,382	5,372
7	Commonwealth Bank of Australia	4.500%	12/9/25	27,645	27,699
	Cooperatieve Rabobank UA	2.250%	1/14/19	4,000	4,043
	Cooperatieve Rabobank UA	2.250%	1/14/20	10,700	10,780
	Cooperatieve Rabobank UA	2.500%	1/19/21	6,840	6,877
	Cooperatieve Rabobank UA	3.875%	2/8/22	53,100	56,442
	Cooperatieve Rabobank UA	3.950%	11/9/22	39,880	40,847
	Cooperatieve Rabobank UA	4.625%	12/1/23	73,532	76,219
	Cooperatieve Rabobank UA	3.375%	5/21/25	25,310	25,532
10	Cooperatieve Rabobank UA	5.250%	9/14/27	9,300	14,146
	Credit Suisse	2.300%	5/28/19	9,820	9,870
	Credit Suisse	3.000%	10/29/21	40,000	40,560
	Credit Suisse	3.625%	9/9/24	69,650	71,624
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	10,000	9,724
	Deutsche Bank AG	2.500%	2/13/19	4,000	3,982
	Deutsche Bank AG	2.950%	8/20/20	10,000	9,940
	Deutsche Bank AG	3.125%	1/13/21	27,954	27,817

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Discover Bank	7.000%	4/15/20	3,665	4,203
	Discover Bank	3.100%	6/4/20	14,990	15,041
	Fifth Third Bank	2.875%	10/1/21	10,000	10,125
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,133
	Goldman Sachs Group Inc.	6.150%	4/1/18	2,315	2,507
	Goldman Sachs Group Inc.	2.900%	7/19/18	55	56
	Goldman Sachs Group Inc.	2.625%	1/31/19	2,240	2,256
	Goldman Sachs Group Inc.	7.500%	2/15/19	15,000	17,103
	Goldman Sachs Group Inc.	2.550%	10/23/19	2,200	2,197
	Goldman Sachs Group Inc.	6.000%	6/15/20	14,720	16,524
	Goldman Sachs Group Inc.	2.750%	9/15/20	2,579	2,574
	Goldman Sachs Group Inc.	5.250%	7/27/21	22,087	24,506
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	59,570
	Goldman Sachs Group Inc.	3.625%	1/22/23	13,300	13,472
	Goldman Sachs Group Inc.	4.000%	3/3/24	47,290	48,524
	Goldman Sachs Group Inc.	3.850%	7/8/24	9,400	9,512
	Goldman Sachs Group Inc.	3.500%	1/23/25	8,000	7,888
	Goldman Sachs Group Inc.	3.750%	5/22/25	47,072	47,275
	Goldman Sachs Group Inc.	4.250%	10/21/25	15,463	15,432
	HSBC Bank USA NA	4.875%	8/24/20	24,478	26,545
	HSBC Holdings plc	5.100%	4/5/21	41,948	46,706
	HSBC Holdings plc	4.875%	1/14/22	12,027	13,328
	HSBC Holdings plc	4.000%	3/30/22	30,100	31,810
	HSBC Holdings plc	4.250%	3/14/24	35,000	34,704
	HSBC Holdings plc	4.250%	8/18/25	25,000	24,663
	HSBC USA Inc.	2.375%	11/13/19	17,185	17,158
	HSBC USA Inc.	2.750%	8/7/20	1,890	1,891
	Huntington National Bank	2.875%	8/20/20	5,600	5,645
	JPMorgan Chase & Co.	6.000%	1/15/18	6,000	6,469
	JPMorgan Chase & Co.	1.625%	5/15/18	661	657
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	11,980
	JPMorgan Chase & Co.	2.200%	10/22/19	6,000	5,979
	JPMorgan Chase & Co.	2.250%	1/23/20	3,737	3,700
	JPMorgan Chase & Co.	4.950%	3/25/20	21,496	23,438
	JPMorgan Chase & Co.	2.750%	6/23/20	6,075	6,096
	JPMorgan Chase & Co.	4.400%	7/22/20	18,510	19,815
	JPMorgan Chase & Co.	4.250%	10/15/20	21,790	23,207
	JPMorgan Chase & Co.	2.550%	10/29/20	11,384	11,326
	JPMorgan Chase & Co.	4.625%	5/10/21	22,450	24,415
	JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,175
	JPMorgan Chase & Co.	4.500%	1/24/22	28,610	30,756
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	23,661
	JPMorgan Chase & Co.	3.200%	1/25/23	26,858	26,668
	JPMorgan Chase & Co.	3.875%	2/1/24	22,900	23,503
	JPMorgan Chase & Co.	3.625%	5/13/24	14,750	14,929
	JPMorgan Chase & Co.	3.125%	1/23/25	9,200	8,926
	JPMorgan Chase & Co.	3.900%	7/15/25	28,572	29,405
4	JPMorgan Chase & Co.	5.300%	12/29/49	5,220	5,181
	KeyBank NA	1.650%	2/1/18	4,000	3,997
	KeyBank NA	3.300%	6/1/25	20,000	20,169
4,7	LBG Capital No.1 plc	8.000%	12/29/49	5,143	5,217
	Lloyds Bank plc	2.700%	8/17/20	21,670	21,945
	Lloyds Bank plc	6.375%	1/21/21	16,892	20,094
	Lloyds Bank plc	3.500%	5/14/25	18,630	18,963
7	Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,805
7	Macquarie Bank Ltd.	2.850%	1/15/21	4,895	4,910
7	Macquarie Bank Ltd.	4.875%	6/10/25	7,910	7,851
7	Macquarie Bank Ltd.	3.900%	1/15/26	12,930	12,799
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,803
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	22,400	21,939
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	20,000	20,184
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	11,875	11,989
	Morgan Stanley	7.300%	5/13/19	5,000	5,727
	Morgan Stanley	5.625%	9/23/19	20,500	22,558

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.500%	1/26/20	16,035	17,671
Morgan Stanley	2.650%	1/27/20	4,300	4,306
Morgan Stanley	2.800%	6/16/20	4,600	4,607
Morgan Stanley	5.500%	7/24/20	12,000	13,256
Morgan Stanley	5.750%	1/25/21	24,000	26,978
Morgan Stanley	5.500%	7/28/21	26,800	29,973
Morgan Stanley	3.750%	2/25/23	26,000	26,625
Morgan Stanley	3.875%	4/29/24	43,400	44,074
Morgan Stanley	4.000%	7/23/25	9,449	9,602
Morgan Stanley	3.875%	1/27/26	6,363	6,428
MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	22,904
MUFG Americas Holdings Corp.	3.000%	2/10/25	10,000	9,779
National Australia Bank Ltd.	2.625%	1/14/21	4,103	4,149
National Australia Bank Ltd.	3.000%	1/20/23	14,320	14,442
7 Nationwide Building Society	2.350%	1/21/20	7,322	7,354
7 Nationwide Building Society	3.900%	7/21/25	8,000	8,351
7 Nordea Bank AB	1.875%	9/17/18	6,215	6,215
7 Nordea Bank AB	2.500%	9/17/20	4,715	4,749
Northern Trust Co.	6.500%	8/15/18	4,000	4,465
Northern Trust Corp.	3.450%	11/4/20	500	530
Northern Trust Corp.	3.375%	8/23/21	13,036	13,760
People's United Financial Inc.	3.650%	12/6/22	11,405	11,333
PNC Bank NA	6.875%	4/1/18	12,085	13,334
PNC Bank NA	2.200%	1/28/19	4,630	4,664
PNC Bank NA	2.400%	10/18/19	10,000	10,096
PNC Bank NA	2.600%	7/21/20	15,120	15,334
PNC Bank NA	2.450%	11/5/20	2,218	2,224
PNC Bank NA	2.700%	11/1/22	41,080	40,617
PNC Bank NA	2.950%	1/30/23	15,000	14,800
PNC Bank NA	3.800%	7/25/23	15,750	16,348
PNC Bank NA	3.300%	10/30/24	19,634	19,971
PNC Bank NA	2.950%	2/23/25	16,680	16,517
PNC Bank NA	3.250%	6/1/25	12,425	12,530
PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,485
PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	6,794
PNC Funding Corp.	6.700%	6/10/19	12,000	13,757
PNC Funding Corp.	5.125%	2/8/20	21,243	23,459
PNC Funding Corp.	4.375%	8/11/20	23,000	25,024
PNC Funding Corp.	3.300%	3/8/22	14,570	15,038
Regions Bank	7.500%	5/15/18	1,732	1,915
Regions Financial Corp.	2.000%	5/15/18	2,000	1,987
Royal Bank of Canada	2.350%	10/30/20	11,539	11,548
Royal Bank of Canada	2.500%	1/19/21	11,260	11,321
Santander Bank NA	8.750%	5/30/18	5,000	5,658
7 Santander UK Group Holdings plc	4.750%	9/15/25	20,000	19,810
11 SpareBank 1 SR-Bank ASA	2.125%	4/14/21	5,398	6,152
State Street Corp.	2.550%	8/18/20	17,901	18,237
State Street Corp.	4.375%	3/7/21	10,740	11,868
State Street Corp.	3.100%	5/15/23	15,025	14,981
State Street Corp.	3.700%	11/20/23	32,620	34,512
State Street Corp.	3.300%	12/16/24	27,435	28,234
State Street Corp.	3.550%	8/18/25	36,058	37,863
4 State Street Corp.	5.250%	12/29/49	5,240	5,266
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	3,073
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	8,160	8,666
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,000	5,146
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	5,000	5,235
Svenska Handelsbanken AB	2.400%	10/1/20	3,068	3,089
Synchrony Financial	2.700%	2/3/20	8,550	8,361
Synchrony Financial	3.750%	8/15/21	27,100	27,188
Synchrony Financial	4.500%	7/23/25	10,000	10,050
Toronto-Dominion Bank	2.250%	11/5/19	25,705	25,928
Toronto-Dominion Bank	2.500%	12/14/20	43,225	43,515
UBS AG	2.350%	3/26/20	8,000	8,027

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bancorp	4.125%	5/24/21	28,055	30,563
US Bancorp	3.000%	3/15/22	23,724	24,482
US Bancorp	2.950%	7/15/22	35,200	35,500
US Bancorp	3.700%	1/30/24	18,500	19,652
US Bancorp	3.600%	9/11/24	14,800	15,215
US Bank NA	2.125%	10/28/19	4,441	4,474
US Bank NA	2.800%	1/27/25	14,400	14,338
12 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.500%	1/15/13	6,147	15
12 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.650%	8/15/14	7,500	19
12 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.125%	1/15/15	9,000	23
Wells Fargo & Co.	2.150%	1/15/19	18,636	18,780
Wells Fargo & Co.	2.150%	1/30/20	15,460	15,410
Wells Fargo & Co.	2.600%	7/22/20	19,260	19,410
Wells Fargo & Co.	2.550%	12/7/20	35,105	35,241
Wells Fargo & Co.	4.600%	4/1/21	31,673	34,850
Wells Fargo & Co.	3.450%	2/13/23	36,700	36,964
Wells Fargo & Co.	4.125%	8/15/23	13,100	13,661
Wells Fargo & Co.	3.300%	9/9/24	62,307	62,564
Wells Fargo & Co.	3.000%	2/19/25	10,180	9,955
Wells Fargo & Co.	3.550%	9/29/25	17,359	17,622
Westpac Banking Corp.	4.875%	11/19/19	10,795	11,949
Westpac Banking Corp.	2.600%	11/23/20	15,885	16,004
Brokerage (1.6%)
Affiliated Managers Group Inc.	4.250%	2/15/24	10,000	10,334
Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,244
Ameriprise Financial Inc.	5.300%	3/15/20	9,570	10,677
Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,425
Ameriprise Financial Inc.	3.700%	10/15/24	26,500	27,266
BlackRock Inc.	4.250%	5/24/21	4,250	4,659
BlackRock Inc.	3.375%	6/1/22	12,000	12,658
BlackRock Inc.	3.500%	3/18/24	20,000	20,827
Charles Schwab Corp.	4.450%	7/22/20	6,500	7,159
Charles Schwab Corp.	3.225%	9/1/22	11,150	11,477
CME Group Inc.	3.000%	3/15/25	13,500	13,527
Franklin Resources Inc.	4.625%	5/20/20	7,550	8,269
Franklin Resources Inc.	2.800%	9/15/22	11,000	11,056
Franklin Resources Inc.	2.850%	3/30/25	8,000	7,641
Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	36,060
Invesco Finance plc	3.125%	11/30/22	30,485	30,785
Invesco Finance plc	4.000%	1/30/24	21,300	22,364
Invesco Finance plc	3.750%	1/15/26	15,323	15,673
Jefferies Group LLC	6.875%	4/15/21	8,000	9,008
Jefferies Group LLC	5.125%	1/20/23	5,000	4,965
Legg Mason Inc.	3.950%	7/15/24	5,000	5,027
12 Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
Nomura Holdings Inc.	2.750%	3/19/19	9,950	10,098
Stifel Financial Corp.	3.500%	12/1/20	11,030	11,013
TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	16,946
TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	11,759
Finance Companies (1.2%)
Air Lease Corp.	3.375%	1/15/19	8,000	7,940
Air Lease Corp.	3.875%	4/1/21	6,000	6,000
Air Lease Corp.	4.250%	9/15/24	16,000	15,500
7 GE Capital International Funding Co.	2.342%	11/15/20	83,263	83,552
7 GE Capital International Funding Co.	3.373%	11/15/25	45,181	46,389
HSBC Finance Corp.	6.676%	1/15/21	63,939	72,181
7 Peachtree Corners Funding Trust	3.976%	2/15/25	15,000	15,058
Insurance (4.6%)
ACE INA Holdings Inc.	2.875%	11/3/22	6,935	7,016
ACE INA Holdings Inc.	2.700%	3/13/23	7,695	7,658

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ACE INA Holdings Inc.	3.350%	5/15/24	39,741	40,829
	ACE INA Holdings Inc.	3.150%	3/15/25	14,000	14,083
	ACE INA Holdings Inc.	3.350%	5/3/26	4,130	4,211
	Aetna Inc.	2.750%	11/15/22	24,000	23,685
	Aetna Inc.	3.500%	11/15/24	15,000	14,860
	Aflac Inc.	4.000%	2/15/22	2,000	2,148
	Aflac Inc.	3.625%	6/15/23	16,000	16,641
	Aflac Inc.	3.625%	11/15/24	15,000	15,479
7	AIA Group Ltd.	3.200%	3/11/25	12,000	11,883
	Alleghany Corp.	4.950%	6/27/22	2,586	2,834
4,11	Allianz Finance II BV	5.750%	7/8/41	10,000	12,445
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	21,000	20,910
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,199
4	Allstate Corp.	5.750%	8/15/53	5,000	5,100
	Alterra Finance LLC	6.250%	9/30/20	8,000	9,106
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,206
	American International Group Inc.	4.875%	6/1/22	1,650	1,773
	American International Group Inc.	3.875%	1/15/35	1,315	1,085
	Anthem Inc.	4.350%	8/15/20	2,000	2,148
	Anthem Inc.	3.700%	8/15/21	3,090	3,202
4,11	Aquarius and Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	2,700	3,139
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,746
4,11	AXA SA	3.875%	5/20/49	1,743	1,811
	Axis Specialty Finance LLC	5.875%	6/1/20	9,240	10,265
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,194
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,360	4,542
	Berkshire Hathaway Inc.	3.750%	8/15/21	11,500	12,408
	Berkshire Hathaway Inc.	3.400%	1/31/22	12,706	13,531
11	Berkshire Hathaway Inc.	0.750%	3/16/23	4,000	4,214
11	Berkshire Hathaway Inc.	1.125%	3/16/27	4,100	4,071
	Brown & Brown Inc.	4.200%	9/15/24	15,000	15,244
4	Chubb Corp.	6.375%	3/29/67	4,900	4,606
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,609
	CNA Financial Corp.	3.950%	5/15/24	2,000	2,025
4,10	CNP Assurances	7.375%	9/30/41	1,600	2,484
4,11	CNP Assurances	4.000%	11/29/49	4,600	4,556
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,568
	First American Financial Corp.	4.600%	11/15/24	12,000	12,390
7	Five Corners Funding Trust	4.419%	11/15/23	15,000	15,646
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,170
	Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	10,807
7	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,654
	Kemper Corp.	4.350%	2/15/25	15,000	15,196
	Loews Corp.	2.625%	5/15/23	8,000	7,767
	Manulife Financial Corp.	4.900%	9/17/20	24,150	26,717
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,288
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,367
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	8,000	8,369
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	28,130	28,282
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	14,000	13,930
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	12,000	12,228
7	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,363
	MetLife Inc.	3.048%	12/15/22	17,000	17,067
	MetLife Inc.	4.368%	9/15/23	38,430	41,119
	MetLife Inc.	3.600%	4/10/24	28,005	28,453
	MetLife Inc.	3.000%	3/1/25	18,500	17,934
	MetLife Inc.	3.600%	11/13/25	12,520	12,577
4	MetLife Inc.	5.250%	12/29/49	2,635	2,579
7	New York Life Global Funding	1.950%	2/11/20	6,595	6,561
4,7	Nippon Life Insurance Co.	4.700%	1/20/46	2,700	2,714
	OneBeacon US Holdings Inc.	4.600%	11/9/22	7,269	7,454
	PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,251
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,228

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Principal Financial Group Inc.	8.875%	5/15/19	3,395	4,072
4 Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,482
7 Principal Life Global Funding II	2.200%	4/8/20	10,650	10,678
4 Progressive Corp.	6.700%	6/15/67	6,500	6,467
Prudential Financial Inc.	2.350%	8/15/19	1,950	1,966
Prudential Financial Inc.	4.500%	11/16/21	7,205	7,841
4 Prudential Financial Inc.	5.875%	9/15/42	6,000	6,240
4 Prudential Financial Inc.	5.625%	6/15/43	7,875	7,954
4 Prudential Financial Inc.	5.200%	3/15/44	2,500	2,431
4 Prudential Financial Inc.	5.375%	5/15/45	7,150	7,007
Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,490
Reinsurance Group of America Inc.	4.700%	9/15/23	3,000	3,182
7 Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	19,090
7 Reliance Standard Life Global Funding II	2.375%	5/4/20	6,710	6,627
7 Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,362
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,643
7 Swiss Re Treasury US Corp.	2.875%	12/6/22	2,000	1,980
7 TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	38,771	39,686
Trinity Acquisition plc	4.625%	8/15/23	3,000	3,134
UnitedHealth Group Inc.	2.300%	12/15/19	10,000	10,110
UnitedHealth Group Inc.	2.700%	7/15/20	3,870	3,962
UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,987
UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,452
UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,295
UnitedHealth Group Inc.	2.875%	3/15/22	26,816	27,330
UnitedHealth Group Inc.	3.350%	7/15/22	17,660	18,256
UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,981
UnitedHealth Group Inc.	2.875%	3/15/23	9,000	9,041
UnitedHealth Group Inc.	3.750%	7/15/25	38,550	40,093
WR Berkley Corp.	4.625%	3/15/22	2,977	3,171
Real Estate Investment Trusts (2.6%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,508
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	2,000	1,991
BioMed Realty LP	4.250%	7/15/22	3,082	3,139
Boston Properties LP	3.125%	9/1/23	2,654	2,640
Boston Properties LP	3.800%	2/1/24	3,375	3,477
Boston Properties LP	3.650%	2/1/26	10,000	10,105
Brandywine Operating Partnership LP	4.100%	10/1/24	17,000	16,835
Brixmor Operating Partnership LP	3.850%	2/1/25	7,000	6,883
CubeSmart LP	4.375%	12/15/23	725	761
CubeSmart LP	4.000%	11/15/25	6,000	6,041
DDR Corp.	3.375%	5/15/23	7,000	6,711
DDR Corp.	3.625%	2/1/25	10,000	9,584
7 Digital Delta Holdings LLC	3.400%	10/1/20	2,247	2,277
7 Digital Delta Holdings LLC	4.750%	10/1/25	9,213	9,542
Digital Realty Trust LP	5.250%	3/15/21	12,225	13,336
Digital Realty Trust LP	3.950%	7/1/22	9,362	9,497
Duke Realty LP	6.500%	1/15/18	5	5
Duke Realty LP	3.625%	4/15/23	9,000	8,955
ERP Operating LP	3.375%	6/1/25	31,000	31,548
Essex Portfolio LP	3.500%	4/1/25	12,182	11,906
Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,499
Federal Realty Investment Trust	3.000%	8/1/22	22,448	22,680
Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,944
Federal Realty Investment Trust	3.950%	1/15/24	13,269	14,083
7 Goodman Funding Pty Ltd.	6.375%	4/15/21	3,650	4,198
7 Goodman Funding Pty Ltd.	6.000%	3/22/22	8,155	9,155
HCP Inc.	2.625%	2/1/20	7,000	6,963
HCP Inc.	5.375%	2/1/21	11,600	12,782
HCP Inc.	4.000%	12/1/22	16,027	16,194
HCP Inc.	4.250%	11/15/23	2,975	3,007
Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	12,939

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Healthcare Realty Trust Inc.	3.875%	5/1/25	7,000	6,952
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,000	2,014
Healthcare Trust of America Holdings LP	3.700%	4/15/23	8,030	7,942
Highwoods Realty LP	3.200%	6/15/21	6,000	5,931
Kilroy Realty LP	4.375%	10/1/25	2,500	2,576
Liberty Property LP	4.400%	2/15/24	4,000	4,108
Liberty Property LP	3.750%	4/1/25	1,340	1,317
Mid-America Apartments LP	4.300%	10/15/23	2,135	2,224
Mid-America Apartments LP	4.000%	11/15/25	3,000	3,040
Omega Healthcare Investors Inc.	4.950%	4/1/24	19,000	19,427
Omega Healthcare Investors Inc.	5.250%	1/15/26	14,982	15,544
Omega Healthcare Investors Inc.	4.500%	4/1/27	10,000	9,575
11 Prologis LP	1.375%	5/13/21	5,397	5,737
Realty Income Corp.	4.650%	8/1/23	6,000	6,316
Senior Housing Properties Trust	6.750%	12/15/21	4,000	4,551
Simon Property Group LP	2.500%	9/1/20	1,760	1,786
Simon Property Group LP	4.375%	3/1/21	28,394	31,110
Simon Property Group LP	4.125%	12/1/21	20,822	22,558
Simon Property Group LP	3.375%	3/15/22	7,000	7,323
Simon Property Group LP	2.750%	2/1/23	7,500	7,455
Simon Property Group LP	3.750%	2/1/24	30,500	31,907
Simon Property Group LP	3.375%	10/1/24	4,000	4,066
Simon Property Group LP	3.500%	9/1/25	12,997	13,312
Simon Property Group LP	3.300%	1/15/26	14,000	13,995
UDR Inc.	4.625%	1/10/22	3,455	3,757
Ventas Realty LP	3.750%	5/1/24	10,000	9,940
Weingarten Realty Investors	3.375%	10/15/22	5,694	5,701
Weingarten Realty Investors	3.850%	6/1/25	3,404	3,371
Welltower Inc.	6.125%	4/15/20	5,000	5,651
Welltower Inc.	4.950%	1/15/21	8,000	8,688
Welltower Inc.	3.750%	3/15/23	13,439	13,336
Welltower Inc.	4.500%	1/15/24	7,000	7,263
Welltower Inc.	4.000%	6/1/25	4,020	3,994
				5,819,352
Industrial (41.1%)
Basic Industry (2.2%)
Agrium Inc.	3.500%	6/1/23	15,000	14,086
Agrium Inc.	3.375%	3/15/25	8,000	7,263
Air Products & Chemicals Inc.	3.000%	11/3/21	8,890	9,076
Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,122
Airgas Inc.	2.375%	2/15/20	3,725	3,742
Airgas Inc.	3.050%	8/1/20	4,690	4,794
Airgas Inc.	3.650%	7/15/24	3,500	3,532
8 BHP Billiton Finance Ltd.	3.000%	3/30/20	5,340	3,627
10 BHP Billiton Finance Ltd.	3.250%	9/25/24	10,000	13,496
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	22,530	21,347
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,750	16,243
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	26,800	25,395
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,605
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,028
CF Industries Inc.	7.125%	5/1/20	3,480	3,898
CF Industries Inc.	3.450%	6/1/23	5,685	5,227
Dow Chemical Co.	8.550%	5/15/19	12,245	14,363
Dow Chemical Co.	3.500%	10/1/24	7,000	6,793
Eastman Chemical Co.	4.500%	1/15/21	8,139	8,726
EI du Pont de Nemours & Co.	3.625%	1/15/21	13,635	14,245
EI du Pont de Nemours & Co.	4.250%	4/1/21	967	1,032
EI du Pont de Nemours & Co.	2.800%	2/15/23	13,925	13,135
Freeport-McMoRan Inc.	3.875%	3/15/23	5,000	2,050
Goldcorp Inc.	3.700%	3/15/23	4,000	3,661
International Paper Co.	3.650%	6/15/24	6,085	6,009
LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,452
LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,563

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
LyondellBasell Industries NV	5.750%	4/15/24	4,340	4,701
Monsanto Co.	2.125%	7/15/19	7,397	7,406
Monsanto Co.	2.750%	7/15/21	15,885	15,683
Monsanto Co.	2.200%	7/15/22	14,160	13,432
Monsanto Co.	3.375%	7/15/24	15,000	14,412
Monsanto Co.	2.850%	4/15/25	6,000	5,445
Newmont Mining Corp.	3.500%	3/15/22	4,000	3,611
Packaging Corp. of America	3.650%	9/15/24	7,000	7,013
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	6,559	7,425
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	4,764	5,237
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	10,955	10,198
PPG Industries Inc.	3.600%	11/15/20	10,840	11,258
11 PPG Industries Inc.	0.875%	3/13/22	3,263	3,459
11 PPG Industries Inc.	1.400%	3/13/27	3,800	3,845
Praxair Inc.	4.050%	3/15/21	8,000	8,694
Praxair Inc.	3.000%	9/1/21	16,915	17,554
Praxair Inc.	2.450%	2/15/22	8,215	8,217
Praxair Inc.	2.650%	2/5/25	2,865	2,830
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,000	3,446
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,500	11,315
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	12,935	12,790
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	18,820	18,130
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	5,000	4,487
Rio Tinto Finance USA plc	3.500%	3/22/22	11,000	10,336
Rio Tinto Finance USA plc	2.875%	8/21/22	5,000	4,498
Southern Copper Corp.	3.875%	4/23/25	7,000	6,230
Syngenta Finance NV	3.125%	3/28/22	8,895	8,946
Vale Overseas Ltd.	5.625%	9/15/19	6,000	5,295
Capital Goods (3.9%)
ABB Finance USA Inc.	2.875%	5/8/22	5,000	5,026
7 ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,389
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,007
7 Airbus Group Finance BV	2.700%	4/17/23	23,895	23,169
Boeing Co.	4.875%	2/15/20	10,580	11,913
Boeing Co.	2.200%	10/30/22	7,575	7,516
Boeing Co.	7.950%	8/15/24	17,489	23,642
Boeing Co.	2.850%	10/30/24	5,000	5,068
Boeing Co.	2.600%	10/30/25	9,575	9,417
10 Bouygues SA	5.500%	10/6/26	8,750	14,614
Caterpillar Financial Services Corp.	2.850%	6/1/22	26,600	26,792
Caterpillar Financial Services Corp.	2.625%	3/1/23	1,845	1,816
Caterpillar Financial Services Corp.	3.750%	11/24/23	14,000	14,801
Caterpillar Inc.	2.600%	6/26/22	24,480	24,531
Crane Co.	4.450%	12/15/23	2,000	2,091
7 CRH America Inc.	3.875%	5/18/25	10,000	10,188
Danaher Corp.	3.900%	6/23/21	22,957	24,936
Danaher Corp.	3.350%	9/15/25	16,245	16,945
Deere & Co.	2.600%	6/8/22	33,975	33,768
11 DH Europe Finance SA	1.700%	1/4/22	14,351	16,113
Dover Corp.	3.150%	11/15/25	13,665	13,728
7 Embraer Overseas Ltd.	5.696%	9/16/23	7,025	6,848
Embraer SA	5.150%	6/15/22	8,000	7,807
Flowserve Corp.	3.500%	9/15/22	5,000	4,999
General Dynamics Corp.	2.250%	11/15/22	21,925	21,565
General Electric Capital Corp.	6.000%	8/7/19	3,694	4,241
General Electric Capital Corp.	5.500%	1/8/20	5,948	6,735
General Electric Capital Corp.	2.200%	1/9/20	1,768	1,799
General Electric Capital Corp.	5.550%	5/4/20	614	702
General Electric Capital Corp.	4.375%	9/16/20	7,120	7,831
General Electric Capital Corp.	4.625%	1/7/21	3,863	4,305
General Electric Capital Corp.	5.300%	2/11/21	3,866	4,406
General Electric Capital Corp.	4.650%	10/17/21	1,030	1,160
General Electric Capital Corp.	3.150%	9/7/22	13,160	13,796

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	3.100%	1/9/23	45,662	47,236
General Electric Capital Corp.	3.450%	5/15/24	10,854	11,426
4 General Electric Capital Corp.	6.375%	11/15/67	7,000	7,525
General Electric Co.	2.700%	10/9/22	51,895	52,835
Harris Corp.	2.700%	4/27/20	2,680	2,668
Harris Corp.	3.832%	4/27/25	10,000	10,106
Honeywell International Inc.	3.350%	12/1/23	31,765	33,501
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	5,000	4,939
John Deere Capital Corp.	2.750%	3/15/22	32,625	32,836
John Deere Capital Corp.	2.800%	1/27/23	28,894	28,849
L-3 Communications Corp.	5.200%	10/15/19	8,500	9,073
L-3 Communications Corp.	4.750%	7/15/20	4,000	4,212
L-3 Communications Corp.	3.950%	5/28/24	684	663
Lockheed Martin Corp.	2.900%	3/1/25	10,000	9,746
Lockheed Martin Corp.	3.550%	1/15/26	15,000	15,386
11 Mohawk Industries Inc.	2.000%	1/14/22	3,313	3,610
Owens Corning	6.500%	12/1/16	121	125
Owens Corning	9.000%	6/15/19	195	229
Parker Hannifin Corp.	3.500%	9/15/22	4,885	5,183
Parker-Hannifin Corp.	3.300%	11/21/24	10,615	10,972
Precision Castparts Corp.	2.500%	1/15/23	34,382	33,725
Raytheon Co.	2.500%	12/15/22	30,000	30,123
Raytheon Co.	3.150%	12/15/24	7,195	7,412
Raytheon Co.	7.000%	11/1/28	9,548	12,595
Rockwell Collins Inc.	3.100%	11/15/21	9,000	9,341
Rockwell Collins Inc.	3.700%	12/15/23	2,300	2,438
Roper Technologies Inc.	6.250%	9/1/19	2,700	3,015
Roper Technologies Inc.	3.125%	11/15/22	3,000	2,969
7 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	6,690	6,833
7 Siemens Financieringsmaatschappij NV	3.250%	5/27/25	20,655	21,250
Textron Inc.	3.875%	3/1/25	7,000	7,000
United Rentals North America Inc.	4.625%	7/15/23	5,285	5,140
United Technologies Corp.	3.100%	6/1/22	14,000	14,501
Communication (3.7%)
21st Century Fox America Inc.	6.900%	3/1/19	7,000	7,969
21st Century Fox America Inc.	3.000%	9/15/22	6,000	5,980
21st Century Fox America Inc.	3.700%	9/15/24	9,000	9,090
21st Century Fox America Inc.	3.700%	10/15/25	5,000	4,974
America Movil SAB de CV	5.000%	10/16/19	12,000	13,075
America Movil SAB de CV	5.000%	3/30/20	15,000	16,414
America Movil SAB de CV	3.125%	7/16/22	38,225	37,895
American Tower Corp.	4.500%	1/15/18	10,000	10,430
American Tower Corp.	3.450%	9/15/21	15,565	15,680
American Tower Corp.	3.500%	1/31/23	5,000	4,886
American Tower Corp.	4.000%	6/1/25	6,000	5,933
American Tower Corp.	4.400%	2/15/26	15,000	15,213
AT&T Inc.	5.800%	2/15/19	12,000	13,254
AT&T Inc.	2.450%	6/30/20	6,000	5,942
AT&T Inc.	4.450%	5/15/21	7,500	8,014
AT&T Inc.	3.875%	8/15/21	7,329	7,671
AT&T Inc.	3.000%	2/15/22	7,396	7,294
AT&T Inc.	3.000%	6/30/22	16,000	15,693
AT&T Inc.	3.400%	5/15/25	12,000	11,490
British Telecommunications plc	2.350%	2/14/19	6,000	6,046
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,685	5,715
7 CCO Safari II LLC	4.908%	7/23/25	20,000	19,960
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	13,981
Comcast Corp.	3.125%	7/15/22	20,126	20,780
Comcast Corp.	3.600%	3/1/24	35,000	36,613
Comcast Corp.	3.375%	2/15/25	16,000	16,364
Comcast Corp.	3.375%	8/15/25	19,000	19,358
Crown Castle International Corp.	4.450%	2/15/26	15,000	15,090
10 Deutsche Telekom International Finance BV	6.500%	4/8/22	6,000	10,438

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	9,375	9,938
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,637	11,562
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	6,800	6,883
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	11,568	11,826
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	5,000	4,946
Grupo Televisa SAB	4.625%	1/30/26	5,000	4,980
McGraw Hill Financial Inc.	3.300%	8/14/20	6,710	6,871
Moody's Corp.	4.500%	9/1/22	16,700	18,066
NBCUniversal Media LLC	5.150%	4/30/20	5,560	6,248
NBCUniversal Media LLC	4.375%	4/1/21	28,710	31,513
NBCUniversal Media LLC	2.875%	1/15/23	20,000	20,227
Omnicom Group Inc.	4.450%	8/15/20	10,427	11,198
Omnicom Group Inc.	3.650%	11/1/24	6,000	6,016
Orange SA	2.750%	2/6/19	3,584	3,655
Orange SA	4.125%	9/14/21	6,400	6,796
Qwest Corp.	6.750%	12/1/21	12,628	13,267
8 Telstra Corp. Ltd.	4.000%	9/16/22	20,940	15,126
Thomson Reuters Corp.	4.300%	11/23/23	6,000	6,257
Time Warner Cable Inc.	6.750%	7/1/18	5,000	5,460
Time Warner Cable Inc.	8.250%	4/1/19	4,500	5,175
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,000	4,893
Time Warner Inc.	4.000%	1/15/22	5,000	5,206
Verizon Communications Inc.	6.350%	4/1/19	8,806	9,948
Verizon Communications Inc.	4.500%	9/15/20	17,000	18,385
Verizon Communications Inc.	3.450%	3/15/21	9,000	9,292
Verizon Communications Inc.	4.600%	4/1/21	18,000	19,578
Verizon Communications Inc.	3.000%	11/1/21	7,000	7,035
Verizon Communications Inc.	3.500%	11/1/21	15,971	16,496
Verizon Communications Inc.	2.450%	11/1/22	4,027	3,858
Verizon Communications Inc.	5.150%	9/15/23	38,000	42,120
Verizon Communications Inc.	4.150%	3/15/24	6,000	6,237
Viacom Inc.	3.125%	6/15/22	4,365	4,104
Vodafone Group plc	1.500%	2/19/18	3,750	3,717
Vodafone Group plc	4.375%	3/16/21	4,500	4,815
Vodafone Group plc	2.950%	2/19/23	5,904	5,567
Walt Disney Co.	3.150%	9/17/25	14,250	14,675
Walt Disney Co.	3.000%	2/13/26	23,300	23,492
WPP Finance 2010	4.750%	11/21/21	5,000	5,398
Consumer Cyclical (5.5%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	5,130	5,082
Alibaba Group Holding Ltd.	3.125%	11/28/21	30,375	30,011
Alibaba Group Holding Ltd.	3.600%	11/28/24	42,923	41,364
American Honda Finance Corp.	2.450%	9/24/20	5,380	5,462
Automatic Data Processing Inc.	2.250%	9/15/20	3,305	3,349
Automatic Data Processing Inc.	3.375%	9/15/25	14,470	15,013
AutoNation Inc.	3.350%	1/15/21	1,905	1,912
AutoNation Inc.	4.500%	10/1/25	7,000	7,168
AutoZone Inc.	3.700%	4/15/22	5,915	6,146
AutoZone Inc.	2.875%	1/15/23	3,500	3,437
Block Financial LLC	4.125%	10/1/20	5,000	5,130
Block Financial LLC	5.250%	10/1/25	10,000	10,530
Brinker International Inc.	3.875%	5/15/23	1,500	1,458
Costco Wholesale Corp.	2.250%	2/15/22	6,880	6,898
Cummins Inc.	3.650%	10/1/23	7,500	7,803
CVS Health Corp.	2.800%	7/20/20	50,170	51,047
CVS Health Corp.	2.750%	12/1/22	6,156	6,067
CVS Health Corp.	3.875%	7/20/25	15,000	15,505
7 Daimler Finance North America LLC	2.250%	3/2/20	5,130	5,040
7 Daimler Finance North America LLC	2.450%	5/18/20	5,290	5,219
7 Daimler Finance North America LLC	2.875%	3/10/21	11,605	11,654
7 Daimler Finance North America LLC	3.875%	9/15/21	3,506	3,657
Delphi Automotive plc	4.250%	1/15/26	5,000	5,083
Dollar General Corp.	3.250%	4/15/23	4,500	4,380

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
eBay Inc.	2.875%	8/1/21	5,585	5,554
Expedia Inc.	4.500%	8/15/24	7,000	6,724
Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,419
Ford Motor Credit Co. LLC	3.157%	8/4/20	5,350	5,317
Ford Motor Credit Co. LLC	3.200%	1/15/21	10,000	9,916
Ford Motor Credit Co. LLC	5.750%	2/1/21	9,545	10,423
Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	19,814
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	4,872
Ford Motor Credit Co. LLC	3.664%	9/8/24	7,000	6,768
Ford Motor Credit Co. LLC	4.134%	8/4/25	6,000	5,935
Ford Motor Credit Co. LLC	4.389%	1/8/26	5,000	5,039
General Motors Co.	4.875%	10/2/23	6,000	6,060
General Motors Financial Co. Inc.	3.500%	7/10/19	8,655	8,742
General Motors Financial Co. Inc.	3.700%	11/24/20	6,000	5,985
General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	20,326
General Motors Financial Co. Inc.	3.450%	4/10/22	5,000	4,762
General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	9,750
General Motors Financial Co. Inc.	4.000%	1/15/25	4,000	3,730
General Motors Financial Co. Inc.	4.300%	7/13/25	3,000	2,850
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,909
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	12,380	13,736
Harley-Davidson Inc.	3.500%	7/28/25	12,000	12,249
Harman International Industries Inc.	4.150%	5/15/25	10,000	9,755
Home Depot Inc.	4.400%	4/1/21	6,895	7,662
Home Depot Inc.	2.625%	6/1/22	12,960	13,104
Home Depot Inc.	2.700%	4/1/23	14,625	14,754
Home Depot Inc.	3.750%	2/15/24	10,000	10,713
Home Depot Inc.	3.350%	9/15/25	4,990	5,146
Kohl's Corp.	3.250%	2/1/23	5,970	5,604
Kohl's Corp.	4.250%	7/17/25	3,000	2,917
L Brands Inc.	6.625%	4/1/21	3,628	4,041
L Brands Inc.	5.625%	10/15/23	5,000	5,312
Lowe's Cos. Inc.	3.750%	4/15/21	24,150	26,072
Lowe's Cos. Inc.	3.800%	11/15/21	6,650	7,193
Lowe's Cos. Inc.	3.120%	4/15/22	15,000	15,509
Lowe's Cos. Inc.	3.875%	9/15/23	22,795	24,490
Lowe's Cos. Inc.	3.375%	9/15/25	16,130	16,653
Macy's Retail Holdings Inc.	3.450%	1/15/21	6,000	5,939
Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	6,741
Marriott International Inc.	3.000%	3/1/19	2,500	2,543
Marriott International Inc.	3.250%	9/15/22	3,500	3,524
MasterCard Inc.	2.000%	4/1/19	1,250	1,269
MasterCard Inc.	3.375%	4/1/24	16,000	16,543
McDonald's Corp.	3.625%	5/20/21	4,500	4,728
McDonald's Corp.	2.625%	1/15/22	9,000	8,907
McDonald's Corp.	3.700%	1/30/26	15,000	15,168
NVR Inc.	3.950%	9/15/22	10,000	10,178
O'Reilly Automotive Inc.	4.875%	1/14/21	5,320	5,843
O'Reilly Automotive Inc.	4.625%	9/15/21	6,000	6,522
O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,155
PACCAR Financial Corp.	2.500%	8/14/20	755	767
11 Priceline Group Inc.	1.800%	3/3/27	8,000	7,460
QVC Inc.	3.125%	4/1/19	2,000	1,984
QVC Inc.	4.850%	4/1/24	5,000	4,857
Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,648
Starbucks Corp.	2.700%	6/15/22	9,745	9,920
Starbucks Corp.	3.850%	10/1/23	12,000	13,014
Target Corp.	2.900%	1/15/22	9,800	10,040
Target Corp.	3.500%	7/1/24	11,985	12,652
TJX Cos. Inc.	6.950%	4/15/19	15,663	18,192
TJX Cos. Inc.	2.750%	6/15/21	6,000	6,119
TJX Cos. Inc.	2.500%	5/15/23	16,900	16,673
Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,947
Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,648

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	8,872
Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	25,732
Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,701
VF Corp.	3.500%	9/1/21	5,505	5,854
Visa Inc.	2.200%	12/14/20	10,000	10,085
Visa Inc.	2.800%	12/14/22	25,000	25,463
Visa Inc.	3.150%	12/14/25	113,000	114,684
10 Volkswagen Financial Services NV	2.375%	11/13/18	1,368	1,942
7 Volkswagen Group of America Finance LLC	1.250%	5/23/17	10,970	10,734
7 Volkswagen Group of America Finance LLC	1.600%	11/20/17	2,395	2,337
7 Volkswagen Group of America Finance LLC	1.650%	5/22/18	1,335	1,289
7 Volkswagen Group of America Finance LLC	2.125%	5/23/19	2,710	2,617
Wal-Mart Stores Inc.	3.250%	10/25/20	21,195	22,627
Wal-Mart Stores Inc.	4.250%	4/15/21	13,619	15,186
Wal-Mart Stores Inc.	2.550%	4/11/23	68,021	68,178
Wal-Mart Stores Inc.	3.300%	4/22/24	17,930	18,793
Walgreens Boots Alliance Inc.	3.300%	11/18/21	15,000	14,972
7 Wesfarmers Ltd.	1.874%	3/20/18	6,000	5,978
Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,068
Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	1,956
Consumer Noncyclical (10.4%)
Abbott Laboratories	2.550%	3/15/22	9,000	8,947
Abbott Laboratories	2.950%	3/15/25	10,000	9,980
AbbVie Inc.	2.900%	11/6/22	10,000	9,768
AbbVie Inc.	3.600%	5/14/25	30,800	30,740
Actavis Funding SCS	3.450%	3/15/22	21,500	21,731
Actavis Funding SCS	3.850%	6/15/24	20,000	20,351
Actavis Funding SCS	3.800%	3/15/25	5,000	5,074
Actavis Inc.	3.250%	10/1/22	30,191	30,110
Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,177
Agilent Technologies Inc.	3.200%	10/1/22	10,000	9,949
Agilent Technologies Inc.	3.875%	7/15/23	7,500	7,671
Allergan Inc.	2.800%	3/15/23	5,000	4,823
Altria Group Inc.	9.250%	8/6/19	8,014	9,808
Altria Group Inc.	2.850%	8/9/22	29,650	29,712
AmerisourceBergen Corp.	4.875%	11/15/19	6,270	6,854
AmerisourceBergen Corp.	3.400%	5/15/24	8,000	7,986
AmerisourceBergen Corp.	3.250%	3/1/25	18,000	17,729
Amgen Inc.	3.625%	5/15/22	12,000	12,472
Amgen Inc.	3.625%	5/22/24	9,000	9,110
Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	86
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,428
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	15,000	15,116
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,382	12,036
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	36,800	37,342
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,500	8,753
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	89,500	90,665
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	5,570	6,445
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	9,918
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,210	8,007
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	13,563
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	36,346	35,361
AstraZeneca plc	3.375%	11/16/25	30,000	30,225
7 Baxalta Inc.	3.600%	6/23/22	7,000	7,102
7 Baxalta Inc.	4.000%	6/23/25	10,000	9,950
Baxter International Inc.	5.375%	6/1/18	2,000	2,148
Baxter International Inc.	4.500%	8/15/19	2,000	2,144
Baxter International Inc.	4.250%	3/15/20	3,000	3,188
7 Bayer US Finance LLC	3.000%	10/8/21	7,000	7,179
7 Bayer US Finance LLC	3.375%	10/8/24	7,000	7,213
Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,057
Becton Dickinson & Co.	3.250%	11/12/20	7,000	7,252
Biogen Inc.	3.625%	9/15/22	5,000	5,133

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Biogen Inc.	4.050%	9/15/25	15,000	15,355
Boston Scientific Corp.	6.000%	1/15/20	6,500	7,251
Boston Scientific Corp.	4.125%	10/1/23	2,000	2,068
Boston Scientific Corp.	3.850%	5/15/25	6,500	6,472
Bottling Group LLC	5.125%	1/15/19	2,275	2,507
Bristol-Myers Squibb Co.	2.000%	8/1/22	15,200	15,077
Cardinal Health Inc.	3.500%	11/15/24	7,000	7,087
7 Cargill Inc.	4.307%	5/14/21	9,843	10,649
7 Cargill Inc.	3.250%	11/15/21	2,515	2,591
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,500	1,488
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,109
Celgene Corp.	3.250%	8/15/22	12,000	11,969
Celgene Corp.	3.875%	8/15/25	7,000	7,073
Clorox Co.	3.800%	11/15/21	5,000	5,352
Clorox Co.	3.050%	9/15/22	1,400	1,423
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	15,000	15,340
Coca-Cola Co.	3.150%	11/15/20	2,950	3,124
Coca-Cola Co.	3.300%	9/1/21	10,245	10,875
Coca-Cola Co.	3.200%	11/1/23	28,420	29,926
Coca-Cola Co.	2.875%	10/27/25	22,000	22,019
11 Coca-Cola Co.	1.125%	3/9/27	5,000	5,193
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,118
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,381
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,831
Colgate-Palmolive Co.	2.300%	5/3/22	8,000	8,110
Colgate-Palmolive Co.	1.950%	2/1/23	2,079	2,030
Colgate-Palmolive Co.	2.100%	5/1/23	7,000	6,859
Colgate-Palmolive Co.	3.250%	3/15/24	11,375	12,123
ConAgra Foods Inc.	7.000%	4/15/19	2,502	2,839
ConAgra Foods Inc.	3.250%	9/15/22	8,450	8,403
ConAgra Foods Inc.	3.200%	1/25/23	21,555	20,931
Constellation Brands Inc.	3.750%	5/1/21	4,250	4,277
Constellation Brands Inc.	4.750%	11/15/24	5,000	5,212
Constellation Brands Inc.	4.750%	12/1/25	1,355	1,397
Covidien International Finance SA	4.200%	6/15/20	7,735	8,368
Covidien International Finance SA	3.200%	6/15/22	13,500	13,857
Covidien International Finance SA	2.950%	6/15/23	27,330	27,303
Diageo Capital plc	4.828%	7/15/20	5,689	6,293
Diageo Capital plc	2.625%	4/29/23	10,300	10,140
Diageo Investment Corp.	2.875%	5/11/22	11,000	11,120
Dignity Health California GO	3.812%	11/1/24	1,000	1,042
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	5,000	4,998
Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,996
Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,476
Express Scripts Holding Co.	4.750%	11/15/21	7,625	8,251
Flowers Foods Inc.	4.375%	4/1/22	2,000	2,124
Genzyme Corp.	5.000%	6/15/20	15,349	17,344
Gilead Sciences Inc.	3.250%	9/1/22	20,420	20,987
Gilead Sciences Inc.	3.700%	4/1/24	51,255	53,289
Gilead Sciences Inc.	3.500%	2/1/25	62,774	64,412
Gilead Sciences Inc.	3.650%	3/1/26	9,025	9,244
GlaxoSmithKline Capital plc	2.850%	5/8/22	26,050	26,599
7 Grupo Bimbo SAB de CV	3.875%	6/27/24	12,000	11,664
Hershey Co.	4.125%	12/1/20	4,125	4,541
Hershey Co.	2.625%	5/1/23	10,450	10,588
Hershey Co.	3.200%	8/21/25	6,985	7,239
Hormel Foods Corp.	4.125%	4/15/21	625	681
JM Smucker Co.	2.500%	3/15/20	1,575	1,584
JM Smucker Co.	3.000%	3/15/22	2,000	2,024
JM Smucker Co.	3.500%	3/15/25	5,000	5,053
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	11,588
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,533
Kimberly-Clark Corp.	3.050%	8/15/25	8,000	8,251
Koninklijke Philips NV	3.750%	3/15/22	5,000	5,212

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,605
7 Kraft Heinz Foods Co.	3.500%	7/15/22	6,000	6,109
Kroger Co.	2.200%	1/15/17	1,205	1,216
Kroger Co.	3.300%	1/15/21	5,500	5,705
Kroger Co.	2.950%	11/1/21	3,000	3,042
Kroger Co.	3.400%	4/15/22	3,000	3,089
Kroger Co.	3.500%	2/1/26	15,000	15,222
Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	1,966
McCormick & Co. Inc.	3.250%	11/15/25	13,955	14,411
McKesson Corp.	7.500%	2/15/19	6,100	7,052
McKesson Corp.	2.850%	3/15/23	5,000	4,808
Mead Johnson Nutrition Co.	4.125%	11/15/25	21,000	21,562
Medtronic Inc.	2.500%	3/15/20	17,700	17,975
Medtronic Inc.	4.450%	3/15/20	10,000	10,908
Medtronic Inc.	3.125%	3/15/22	7,000	7,197
Medtronic Inc.	3.150%	3/15/22	36,853	38,097
Medtronic Inc.	2.750%	4/1/23	20,000	19,852
Medtronic Inc.	3.625%	3/15/24	10,000	10,378
Medtronic Inc.	3.500%	3/15/25	85,300	87,618
Merck & Co. Inc.	2.350%	2/10/22	3,804	3,797
Merck & Co. Inc.	2.400%	9/15/22	23,080	23,073
Merck & Co. Inc.	2.800%	5/18/23	42,254	42,630
Merck & Co. Inc.	2.750%	2/10/25	33,560	33,099
Mondelez International Inc.	2.250%	2/1/19	5,000	5,047
11 Mondelez International Inc.	1.000%	3/7/22	2,970	3,151
Mondelez International Inc.	4.000%	2/1/24	8,000	8,269
11 Mondelez International Inc.	1.625%	3/8/27	2,400	2,398
Novartis Capital Corp.	4.400%	4/24/20	5,000	5,545
Novartis Capital Corp.	2.400%	9/21/22	29,555	29,637
Novartis Capital Corp.	3.400%	5/6/24	17,000	17,870
Novartis Capital Corp.	3.000%	11/20/25	15,000	15,160
PepsiCo Inc.	4.500%	1/15/20	13,800	15,190
PepsiCo Inc.	3.000%	8/25/21	17,990	18,754
PepsiCo Inc.	2.750%	3/5/22	13,860	14,225
PepsiCo Inc.	3.100%	7/17/22	21,550	22,467
PepsiCo Inc.	2.750%	3/1/23	9,000	9,119
PepsiCo Inc.	3.600%	3/1/24	43,040	45,852
PepsiCo Inc.	2.750%	4/30/25	20,000	19,863
PepsiCo Inc.	3.500%	7/17/25	8,300	8,713
PerkinElmer Inc.	5.000%	11/15/21	8,000	8,691
7 Pernod Ricard SA	4.250%	7/15/22	5,000	5,252
Perrigo Finance plc	3.900%	12/15/24	10,000	9,783
Pfizer Inc.	3.000%	6/15/23	10,000	10,270
Pfizer Inc.	5.800%	8/12/23	14,000	16,722
Pfizer Inc.	3.400%	5/15/24	11,737	12,224
Philip Morris International Inc.	2.900%	11/15/21	6,000	6,182
Philip Morris International Inc.	2.500%	8/22/22	8,425	8,479
Philip Morris International Inc.	2.625%	3/6/23	9,666	9,697
Philip Morris International Inc.	3.600%	11/15/23	5,000	5,327
Philip Morris International Inc.	3.250%	11/10/24	16,000	16,525
Philip Morris International Inc.	3.375%	8/11/25	10,000	10,397
Procter & Gamble Co.	3.100%	8/15/23	13,000	13,665
Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,077
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,284
Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,088
Reynolds American Inc.	6.875%	5/1/20	8,304	9,694
Reynolds American Inc.	4.000%	6/12/22	5,000	5,286
Reynolds American Inc.	3.250%	11/1/22	5,011	5,076
Reynolds American Inc.	4.450%	6/12/25	10,000	10,601
7 Roche Holdings Inc.	2.875%	9/29/21	21,521	22,261
7 Roche Holdings Inc.	3.350%	9/30/24	10,093	10,561
St. Jude Medical Inc.	3.250%	4/15/23	9,138	9,147
St. Jude Medical Inc.	3.875%	9/15/25	7,000	7,158
Stryker Corp.	4.375%	1/15/20	4,000	4,366

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stryker Corp.	3.375%	11/1/25	10,000	9,902
Sysco Corp.	3.750%	10/1/25	25,500	26,262
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	7,521	7,322
Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,852
Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,409
Thermo Fisher Scientific Inc.	3.650%	12/15/25	10,000	10,037
Tyson Foods Inc.	4.500%	6/15/22	12,470	13,386
Tyson Foods Inc.	3.950%	8/15/24	23,150	23,957
Unilever Capital Corp.	4.800%	2/15/19	1,920	2,102
Unilever Capital Corp.	3.100%	7/30/25	7,725	8,065
7 Whole Foods Market Inc.	5.200%	12/3/25	16,000	16,042
Wyeth LLC	6.450%	2/1/24	4,752	5,919
Zoetis Inc.	3.250%	2/1/23	5,000	4,775
Zoetis Inc.	4.500%	11/13/25	7,000	7,221
Energy (6.6%)
Anadarko Petroleum Corp.	3.450%	7/15/24	6,000	4,816
BP Capital Markets plc	4.750%	3/10/19	8,350	9,008
BP Capital Markets plc	2.521%	1/15/20	5,000	4,977
BP Capital Markets plc	4.500%	10/1/20	20,500	21,943
BP Capital Markets plc	4.742%	3/11/21	8,748	9,454
BP Capital Markets plc	3.561%	11/1/21	31,470	32,170
BP Capital Markets plc	3.062%	3/17/22	8,970	8,894
BP Capital Markets plc	3.245%	5/6/22	35,000	34,357
BP Capital Markets plc	2.500%	11/6/22	16,352	15,342
BP Capital Markets plc	2.750%	5/10/23	37,560	35,338
BP Capital Markets plc	3.994%	9/26/23	5,000	5,046
BP Capital Markets plc	3.814%	2/10/24	35,410	34,951
BP Capital Markets plc	3.535%	11/4/24	8,970	8,616
BP Capital Markets plc	3.506%	3/17/25	20,000	19,229
Cameron International Corp.	3.600%	4/30/22	1,335	1,340
Cameron International Corp.	4.000%	12/15/23	5,000	4,942
Cameron International Corp.	3.700%	6/15/24	3,000	2,957
Cenovus Energy Inc.	3.800%	9/15/23	5,225	4,423
Chevron Corp.	4.950%	3/3/19	3,347	3,637
Chevron Corp.	2.193%	11/15/19	2,000	2,005
Chevron Corp.	1.961%	3/3/20	9,220	9,090
Chevron Corp.	2.411%	3/3/22	8,315	8,069
Chevron Corp.	2.355%	12/5/22	52,115	49,817
Chevron Corp.	3.191%	6/24/23	33,933	34,081
Chevron Corp.	3.326%	11/17/25	25,000	24,775
ConocoPhillips	6.000%	1/15/20	5,000	5,253
ConocoPhillips Co.	2.875%	11/15/21	12,000	10,928
ConocoPhillips Co.	2.400%	12/15/22	10,000	8,523
ConocoPhillips Co.	3.350%	11/15/24	23,184	19,975
Continental Resources Inc.	5.000%	9/15/22	7,000	4,865
Devon Energy Corp.	6.300%	1/15/19	5,000	4,600
Diamond Offshore Drilling Inc.	3.450%	11/1/23	4,660	3,379
Dominion Gas Holdings LLC	3.600%	12/15/24	25,000	24,878
Enbridge Energy Partners LP	6.500%	4/15/18	1,750	1,790
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,465
Enbridge Energy Partners LP	4.200%	9/15/21	6,150	5,887
Enbridge Energy Partners LP	5.875%	10/15/25	5,000	4,690
4 Enbridge Energy Partners LP	8.050%	10/1/77	1,110	766
Enbridge Inc.	3.500%	6/10/24	3,000	2,547
Energy Transfer Partners LP	9.700%	3/15/19	4,432	4,727
Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,450
Energy Transfer Partners LP	4.650%	6/1/21	7,850	6,934
Energy Transfer Partners LP	5.200%	2/1/22	22,908	20,519
Energy Transfer Partners LP	3.600%	2/1/23	11,439	9,303
Energy Transfer Partners LP	4.900%	2/1/24	3,042	2,585
Energy Transfer Partners LP	4.050%	3/15/25	1,000	820
Ensco plc	4.700%	3/15/21	14,300	9,617
Ensco plc	5.200%	3/15/25	6,000	3,630

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	5.200%	9/1/20	2,174	2,279
Enterprise Products Operating LLC	4.050%	2/15/22	5,000	4,946
Enterprise Products Operating LLC	3.350%	3/15/23	10,500	9,482
Enterprise Products Operating LLC	3.750%	2/15/25	15,923	14,518
4 Enterprise Products Operating LLC	8.375%	8/1/66	1,500	1,202
EOG Resources Inc.	5.625%	6/1/19	10,250	11,079
EOG Resources Inc.	2.450%	4/1/20	5,950	5,785
EOG Resources Inc.	4.400%	6/1/20	12,000	12,462
EOG Resources Inc.	4.100%	2/1/21	11,000	11,441
EOG Resources Inc.	2.625%	3/15/23	18,885	17,485
EOG Resources Inc.	3.150%	4/1/25	18,630	17,082
EQT Corp.	8.125%	6/1/19	5,500	5,942
EQT Corp.	4.875%	11/15/21	4,000	3,752
Exxon Mobil Corp.	2.397%	3/6/22	8,825	8,781
Exxon Mobil Corp.	2.709%	3/6/25	21,100	20,889
Halliburton Co.	6.150%	9/15/19	4,631	5,132
Halliburton Co.	3.250%	11/15/21	10,800	10,568
Halliburton Co.	3.375%	11/15/22	10,000	9,798
Halliburton Co.	3.500%	8/1/23	5,000	4,708
Halliburton Co.	3.800%	11/15/25	40,500	37,894
Hess Corp.	8.125%	2/15/19	5,075	5,219
Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	1,952
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	5,886
Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,227	8,476
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	4,949
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,096
Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,000	1,749
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,000	4,278
Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,000	4,221
Kinder Morgan Inc.	3.050%	12/1/19	1,800	1,666
Marathon Oil Corp.	3.850%	6/1/25	3,000	2,145
National Oilwell Varco Inc.	2.600%	12/1/22	24,000	21,325
Noble Energy Inc.	8.250%	3/1/19	6,000	6,582
Occidental Petroleum Corp.	4.100%	2/1/21	10,032	10,411
Occidental Petroleum Corp.	3.125%	2/15/22	19,080	18,357
Occidental Petroleum Corp.	2.700%	2/15/23	32,604	30,171
Occidental Petroleum Corp.	3.500%	6/15/25	21,175	20,156
ONEOK Partners LP	3.375%	10/1/22	12,083	9,364
Phillips 66	4.300%	4/1/22	9,000	9,203
Pioneer Natural Resources Co.	3.950%	7/15/22	3,000	2,790
Pioneer Natural Resources Co.	4.450%	1/15/26	3,000	2,736
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	14,970	12,830
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,902	1,519
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	9,542	7,649
Pride International Inc.	6.875%	8/15/20	2,178	1,557
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	7,410	6,224
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	3,000	2,777
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	3,300	2,691
Rowan Cos. Inc.	4.875%	6/1/22	3,000	1,973
7 Schlumberger Holdings Corp.	4.000%	12/21/25	11,000	10,758
7 Schlumberger Investment SA	3.300%	9/14/21	20,900	21,287
Schlumberger Investment SA	3.650%	12/1/23	32,500	33,246
Shell International Finance BV	4.300%	9/22/19	16,000	17,081
Shell International Finance BV	4.375%	3/25/20	14,035	14,966
Shell International Finance BV	2.375%	8/21/22	29,609	28,050
Shell International Finance BV	2.250%	1/6/23	10,500	9,678
Shell International Finance BV	3.400%	8/12/23	5,000	4,917
Shell International Finance BV	3.250%	5/11/25	38,000	36,337
Southwestern Energy Co.	7.500%	2/1/18	5,000	4,169
Southwestern Energy Co.	4.050%	1/23/20	5,000	3,344
Southwestern Energy Co.	4.950%	1/23/25	2,600	1,625
Spectra Energy Partners LP	4.600%	6/15/21	2,900	2,954
Spectra Energy Partners LP	4.750%	3/15/24	14,215	13,773

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spectra Energy Partners LP	3.500%	3/15/25	12,000	10,554
Suncor Energy Inc.	3.600%	12/1/24	6,745	5,978
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	15,065	13,955
Total Capital Canada Ltd.	2.750%	7/15/23	19,420	18,466
Total Capital International SA	2.750%	6/19/21	7,000	6,975
8 Total Capital International SA	4.250%	11/26/21	9,816	7,097
Total Capital International SA	2.875%	2/17/22	31,378	31,057
Total Capital International SA	2.700%	1/25/23	23,160	21,933
Total Capital International SA	3.700%	1/15/24	10,000	10,031
Total Capital International SA	3.750%	4/10/24	25,000	25,237
Total Capital SA	4.450%	6/24/20	20,212	21,691
Total Capital SA	4.125%	1/28/21	12,525	13,369
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,341
TransCanada PipeLines Ltd.	2.500%	8/1/22	530	478
TransCanada PipeLines Ltd.	3.750%	10/16/23	18,315	17,689
Valero Energy Corp.	9.375%	3/15/19	4,200	4,937
Weatherford International Ltd.	9.625%	3/1/19	3,750	2,925
Williams Partners LP	3.600%	3/15/22	9,000	6,547
Williams Partners LP	4.500%	11/15/23	3,100	2,294
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	5,000	3,788
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,000	6,750
7 Woodside Finance Ltd.	3.650%	3/5/25	10,000	8,746
Other Industrial (0.3%)
CBRE Services Inc.	4.875%	3/1/26	10,000	10,075
Fluor Corp.	3.500%	12/15/24	36,970	37,521
7 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	19,240	21,024
7 Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	5,000	5,064
Technology (6.7%)
Adobe Systems Inc.	3.250%	2/1/25	4,000	4,008
Altera Corp.	2.500%	11/15/18	10,000	10,232
Altera Corp.	4.100%	11/15/23	4,623	4,985
Analog Devices Inc.	3.900%	12/15/25	13,330	13,721
Apple Inc.	2.000%	5/6/20	9,585	9,638
Apple Inc.	2.850%	5/6/21	37,125	38,420
Apple Inc.	2.150%	2/9/22	19,000	18,783
Apple Inc.	2.700%	5/13/22	19,350	19,613
8 Apple Inc.	3.700%	8/28/22	10,000	7,189
Apple Inc.	2.400%	5/3/23	106,325	104,205
Apple Inc.	3.450%	5/6/24	64,000	66,355
Apple Inc.	2.500%	2/9/25	42,805	40,947
Apple Inc.	3.200%	5/13/25	15,370	15,587
Applied Materials Inc.	2.625%	10/1/20	4,165	4,227
Applied Materials Inc.	4.300%	6/15/21	10,615	11,550
Applied Materials Inc.	3.900%	10/1/25	37,122	37,797
Autodesk Inc.	3.125%	6/15/20	3,420	3,437
Autodesk Inc.	4.375%	6/15/25	3,465	3,481
Baidu Inc.	3.500%	11/28/22	13,000	13,022
Broadcom Corp.	2.500%	8/15/22	9,000	9,255
Broadcom Corp.	3.500%	8/1/24	6,485	6,569
CA Inc.	3.600%	8/1/20	4,015	4,101
Cisco Systems Inc.	2.125%	3/1/19	14,049	14,325
Cisco Systems Inc.	2.450%	6/15/20	15,247	15,581
Cisco Systems Inc.	3.500%	6/15/25	5,000	5,247
Corning Inc.	4.250%	8/15/20	3,000	3,190
EMC Corp.	3.375%	6/1/23	15,500	12,573
Fidelity National Information Services Inc.	3.625%	10/15/20	4,000	4,074
Fidelity National Information Services Inc.	4.500%	10/15/22	8,000	8,226
Fidelity National Information Services Inc.	3.500%	4/15/23	7,705	7,454
Fidelity National Information Services Inc.	3.875%	6/5/24	2,350	2,306
Fidelity National Information Services Inc.	5.000%	10/15/25	13,399	13,958
Fiserv Inc.	2.700%	6/1/20	5,350	5,342
Fiserv Inc.	3.500%	10/1/22	8,000	8,102
Fiserv Inc.	3.850%	6/1/25	3,000	3,051

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Hewlett Packard Enterprise Co.	3.600%	10/15/20	5,000	5,025
7 Hewlett Packard Enterprise Co.	4.400%	10/15/22	10,000	9,871
7 Hewlett Packard Enterprise Co.	4.900%	10/15/25	28,500	27,031
HP Inc.	3.750%	12/1/20	804	817
HP Inc.	4.300%	6/1/21	5,000	5,039
HP Inc.	4.375%	9/15/21	4,022	4,050
Intel Corp.	2.450%	7/29/20	5,075	5,180
Intel Corp.	3.300%	10/1/21	34,900	36,733
Intel Corp.	3.100%	7/29/22	11,500	11,922
8 Intel Corp.	4.000%	12/1/22	10,000	7,126
Intel Corp.	2.700%	12/15/22	28,000	28,132
Intel Corp.	3.700%	7/29/25	62,621	65,983
International Business Machines Corp.	1.875%	8/1/22	17,000	16,333
International Business Machines Corp.	3.375%	8/1/23	31,000	31,620
International Business Machines Corp.	3.625%	2/12/24	43,000	44,394
KLA-Tencor Corp.	3.375%	11/1/19	1,285	1,303
KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,074
KLA-Tencor Corp.	4.650%	11/1/24	5,000	5,070
Lam Research Corp.	3.800%	3/15/25	4,000	3,814
Microsoft Corp.	2.000%	11/3/20	3,350	3,384
Microsoft Corp.	2.375%	2/12/22	38,500	38,673
Microsoft Corp.	2.650%	11/3/22	14,215	14,413
Microsoft Corp.	2.125%	11/15/22	9,000	8,882
Microsoft Corp.	3.625%	12/15/23	19,000	20,441
Microsoft Corp.	2.700%	2/12/25	39,250	38,894
Microsoft Corp.	3.125%	11/3/25	68,640	70,327
Motorola Solutions Inc.	3.750%	5/15/22	7,000	6,481
Oracle Corp.	2.375%	1/15/19	3,250	3,331
Oracle Corp.	3.875%	7/15/20	13,000	14,048
Oracle Corp.	2.800%	7/8/21	18,000	18,453
Oracle Corp.	2.500%	5/15/22	30,730	30,368
Oracle Corp.	2.500%	10/15/22	57,616	56,828
Oracle Corp.	3.625%	7/15/23	24,000	25,217
Oracle Corp.	3.400%	7/8/24	43,500	44,609
Oracle Corp.	2.950%	5/15/25	50,750	49,480
Pitney Bowes Inc.	4.625%	3/15/24	5,000	4,933
QUALCOMM Inc.	2.250%	5/20/20	5,985	5,996
QUALCOMM Inc.	3.000%	5/20/22	26,510	26,533
QUALCOMM Inc.	3.450%	5/20/25	14,665	14,283
Seagate HDD Cayman	4.750%	6/1/23	5,000	4,325
Seagate HDD Cayman	4.750%	1/1/25	4,500	3,656
Tyco Electronics Group SA	3.500%	2/3/22	16,710	17,254
11 Tyco Electronics Group SA	1.100%	3/1/23	7,453	7,968
Tyco Electronics Group SA	3.450%	8/1/24	7,000	7,065
Tyco Electronics Group SA	3.700%	2/15/26	5,000	5,048
Verisk Analytics Inc.	4.125%	9/12/22	11,264	11,646
Verisk Analytics Inc.	4.000%	6/15/25	8,000	7,874
Xilinx Inc.	3.000%	3/15/21	6,000	6,145
Transportation (1.8%)
4 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	4,795	4,622
4 American Airlines Inc.	5.250%	1/15/24	15,000	15,000
4 American Airlines Inc.	3.575%	1/15/28	12,230	12,230
Canadian National Railway Co.	2.950%	11/21/24	1,130	1,150
Canadian Pacific Railway Co.	4.450%	3/15/23	5,085	5,422
4 Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	568	581
4 Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	204	208
4 Continental Airlines 2000-1 Class A-1 Pass Through
Trust	8.048%	11/1/20	970	1,074
4 Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	1,163	1,268
4 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,603	4,071
4 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	5,917	6,212
4 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,735	7,967
4 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	25,434	26,260

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,264	1,302
4	CSX Transportation Inc.	6.251%	1/15/23	3,086	3,574
4,13	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	5,716	6,459
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	13,533	15,529
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	3,304	3,708
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	5,798	6,204
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,941	3,088
4	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	7/30/27	8,822	8,833
7	ERAC USA Finance LLC	3.850%	11/15/24	3,000	3,039
7	ERAC USA Finance LLC	3.800%	11/1/25	9,000	8,982
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	12,623	12,275
	JB Hunt Transport Services Inc.	3.300%	8/15/22	5,000	5,090
[4,5,13]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.812%	5/15/18	2,465	2,440
7	Kansas City Southern	3.000%	5/15/23	21,000	20,324
8	Qantas Airways Ltd.	7.500%	6/11/21	14,170	11,119
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,302	4,775
4	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	20,000	19,875
	Union Pacific Corp.	4.163%	7/15/22	38,205	41,530
	Union Pacific Corp.	2.950%	1/15/23	5,939	6,035
	Union Pacific Corp.	2.750%	4/15/23	22,393	22,401
	Union Pacific Corp.	3.646%	2/15/24	11,859	12,581
4	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	5,393	5,575
4	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	7,277	7,495
	United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/1/22	10,440	10,440
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,872
	United Parcel Service Inc.	2.450%	10/1/22	55,500	55,247
					8,815,936
Utilities (5.9%)
	Electric (5.6%)
	Alabama Power Co.	3.375%	10/1/20	7,000	7,323
	Alabama Power Co.	3.550%	12/1/23	5,750	6,058
	Alabama Power Co.	2.800%	4/1/25	7,000	6,936
	Ameren Illinois Co.	2.700%	9/1/22	22,449	22,659
	Ameren Illinois Co.	3.250%	3/1/25	16,680	17,110
	Arizona Public Service Co.	3.350%	6/15/24	2,700	2,795
	Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	16,956
	Baltimore Gas & Electric Co.	3.350%	7/1/23	16,037	16,532
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,100	4,264
	CMS Energy Corp.	8.750%	6/15/19	11,180	13,609
	CMS Energy Corp.	6.250%	2/1/20	3,255	3,724
	CMS Energy Corp.	3.875%	3/1/24	1,065	1,112
	Commonwealth Edison Co.	3.400%	9/1/21	8,400	8,852
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	5,868
	Connecticut Light & Power Co.	2.500%	1/15/23	32,960	32,453
	Consumers Energy Co.	6.125%	3/15/19	4,150	4,677
	Consumers Energy Co.	6.700%	9/15/19	6,319	7,336
	Consumers Energy Co.	5.650%	4/15/20	10,683	12,221
	Consumers Energy Co.	2.850%	5/15/22	15,640	15,970
	Consumers Energy Co.	3.375%	8/15/23	6,144	6,381
	Consumers Energy Co.	3.125%	8/31/24	16,000	16,390
	DTE Electric Co.	3.900%	6/1/21	14,650	15,808
	DTE Electric Co.	2.650%	6/15/22	1,000	1,011
	DTE Electric Co.	3.650%	3/15/24	6,325	6,706
	DTE Electric Co.	3.375%	3/1/25	14,575	15,107
	Duke Energy Progress LLC	3.250%	8/15/25	9,345	9,541
7	EDP Finance BV	4.900%	10/1/19	15,910	16,355
7	EDP Finance BV	4.125%	1/15/20	17,780	17,845
7	EDP Finance BV	5.250%	1/14/21	3,020	3,101
11	EDP Finance BV	2.625%	1/18/22	700	746
11	EDP Finance BV	2.000%	4/22/25	1,365	1,313
11	Enel Finance International NV	4.875%	4/17/23	8,400	11,217

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
11	Enel Finance International NV	1.966%	1/27/25	6,000	6,702
	Entergy Arkansas Inc.	3.750%	2/15/21	8,770	9,296
	Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,417
	Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,492
	Entergy Arkansas Inc.	3.500%	4/1/26	6,620	6,829
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	6,687
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,074
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	7,118
	Entergy Louisiana LLC	4.050%	9/1/23	6,400	6,833
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	10,071
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,457
	Eversource Energy	4.500%	11/15/19	925	998
	Eversource Energy	2.800%	5/1/23	2,000	1,935
	Exelon Corp.	2.850%	6/15/20	8,030	8,035
7	Exelon Corp.	3.950%	6/15/25	8,280	8,303
	Exelon Generation Co. LLC	4.000%	10/1/20	4,000	4,043
	Exelon Generation Co. LLC	4.250%	6/15/22	5,000	4,855
	FirstEnergy Corp.	4.250%	3/15/23	17,918	18,479
7	FirstEnergy Transmission LLC	4.350%	1/15/25	10,090	10,358
	Florida Power & Light Co.	2.750%	6/1/23	21,755	21,936
	Florida Power & Light Co.	3.250%	6/1/24	6,960	7,215
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	4,805	5,118
	Georgia Power Co.	2.850%	5/15/22	16,559	16,716
	Georgia Power Co.	4.750%	9/1/40	2,475	2,538
	Georgia Power Co.	4.300%	3/15/42	1,655	1,610
	Georgia Power Co.	4.300%	3/15/43	420	404
	ITC Holdings Corp.	3.650%	6/15/24	7,000	7,013
7	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,546
	Kentucky Utilities Co.	3.300%	10/1/25	8,940	9,221
	LG&E & KU Energy LLC	3.750%	11/15/20	13,086	13,714
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,467
	Louisville Gas & Electric Co.	3.300%	10/1/25	12,975	13,393
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,863
	MidAmerican Energy Co.	3.500%	10/15/24	42,390	44,451
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	4,000	4,002
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,450	5,478
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	18,210	18,701
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	16,937	17,589
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	17,870	17,557
	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	12,274	12,527
	Nevada Power Co.	7.125%	3/15/19	7,350	8,418
7	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,975
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,587
	NSTAR Electric Co.	3.250%	11/15/25	10,000	10,232
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,597	3,153
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,200	5,975
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,359
	Pacific Gas & Electric Co.	3.250%	6/15/23	21,500	21,889
	Pacific Gas & Electric Co.	3.850%	11/15/23	3,710	3,921
	Pacific Gas & Electric Co.	3.750%	2/15/24	24,055	25,221
	Pacific Gas & Electric Co.	3.400%	8/15/24	15,030	15,417
	Pacific Gas & Electric Co.	3.500%	6/15/25	10,890	11,255
	PacifiCorp	3.850%	6/15/21	16,844	18,071
	PacifiCorp	3.600%	4/1/24	14,000	14,724
	PacifiCorp	3.350%	7/1/25	12,720	13,099
	Peco Energy Co.	2.375%	9/15/22	9,965	9,929
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,317
	Potomac Electric Power Co.	3.600%	3/15/24	12,690	13,399
	PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	16,523
	PSEG Power LLC	4.300%	11/15/23	1,210	1,233
	Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,944
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,509
	Public Service Electric & Gas Co.	2.375%	5/15/23	20,275	19,915
	Public Service Electric & Gas Co.	3.150%	8/15/24	7,710	7,941

71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Public Service Electric & Gas Co.	3.050%	11/15/24	11,919	12,145
	Public Service Electric & Gas Co.	3.000%	5/15/25	10,470	10,645
	Puget Energy Inc.	6.500%	12/15/20	15,565	18,218
	Puget Energy Inc.	6.000%	9/1/21	4,235	4,849
	Puget Energy Inc.	5.625%	7/15/22	19,769	22,194
	Puget Energy Inc.	3.650%	5/15/25	13,000	12,934
	Puget Sound Energy Inc.	4.300%	5/20/45	5,240	5,522
	SCANA Corp.	6.250%	4/1/20	8,500	9,539
	SCANA Corp.	4.750%	5/15/21	10,787	11,360
	SCANA Corp.	4.125%	2/1/22	2,000	2,016
	Southern California Edison Co.	3.500%	10/1/23	17,500	18,420
	Southwestern Public Service Co.	3.300%	6/15/24	17,720	18,224
	Tampa Electric Co.	5.400%	5/15/21	13,000	14,776
	Tampa Electric Co.	2.600%	9/15/22	6,220	6,155
	TECO Finance Inc.	5.150%	3/15/20	14,332	15,520
7	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,195
	Union Electric Co.	6.700%	2/1/19	2,427	2,776
	Union Electric Co.	3.500%	4/15/24	3,345	3,509
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,452
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,292
	Virginia Electric & Power Co.	3.100%	5/15/25	4,300	4,329
	Virginia Electric & Power Co.	3.150%	1/15/26	10,000	10,124
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,502
	Natural Gas (0.2%)
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,171
	Nisource Finance Corp.	3.850%	2/15/23	8,518	8,835
	Sempra Energy	2.875%	10/1/22	7,200	6,924
	Sempra Energy	3.550%	6/15/24	2,000	1,986
	Southern California Gas Co.	3.150%	9/15/24	22,290	22,910
	Other Utility (0.1%)
	American Water Capital Corp.	3.400%	3/1/25	9,720	10,102
					1,261,647
Total Corporate Bonds (Cost $15,755,203)					15,896,935
Sovereign Bonds (U.S. Dollar-Denominated) (3.4%)
7	Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	1,000	1,059
7	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,000	946
	Asian Development Bank	1.125%	3/15/17	4,000	4,014
7	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	3,993
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	1,036
7	Bank of China Ltd.	3.750%	11/8/16	920	935
7	Bermuda	5.603%	7/20/20	2,300	2,527
7	Bermuda	4.138%	1/3/23	2,000	2,006
7	Bermuda	4.854%	2/6/24	1,000	1,026
	Cayman Islands	5.950%	11/24/19	500	556
7	CDP Financial Inc.	3.150%	7/24/24	8,000	8,238
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,800	1,380
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	1,027
7	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	986
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	4,994
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,411
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	2,926
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,500	1,457
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,500	1,456
	Ecopetrol SA	7.375%	9/18/43	1,000	765
	Ecopetrol SA	5.875%	5/28/45	8,475	5,848
7	Electricite de France SA	3.625%	10/13/25	4,800	4,858
7	Electricite de France SA	6.000%	1/22/14	50	51
8	Emirates NBD PJSC	5.750%	5/8/19	4,060	2,992
4,7	ENA Norte Trust	4.950%	4/25/28	1,712	1,768
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	3,600	3,129
	European Investment Bank	2.250%	3/15/16	8,000	8,016

72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Investment Bank	2.125%	7/15/16	10,000	10,067
European Investment Bank	2.500%	4/15/21	7,000	7,287
Export-Import Bank of Korea	4.000%	1/11/17	10,000	10,249
Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,091
Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,255
Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,088
Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,166
Federative Republic of Brazil	4.875%	1/22/21	31,285	29,877
Federative Republic of Brazil	2.625%	1/5/23	19,400	15,399
FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	5,064
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	9,000	9,945
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,479
Inter-American Development Bank	3.000%	2/21/24	6,425	6,913
International Finance Corp.	1.000%	4/24/17	6,700	6,701
7 IPIC GMTN Ltd.	5.500%	3/1/22	800	899
14 KFW	1.250%	2/15/17	4,000	4,020
14 KFW	1.000%	6/11/18	11,750	11,739
14 KFW	2.750%	10/1/20	3,000	3,161
14 KFW	2.625%	1/25/22	9,000	9,448
7 Kommunalbanken AS	1.000%	9/26/17	1,500	1,499
Korea Development Bank	3.250%	9/20/16	1,000	1,014
Korea Development Bank	3.875%	5/4/17	5,000	5,149
Korea Development Bank	1.500%	1/22/18	2,000	1,991
Korea Development Bank	4.625%	11/16/21	2,000	2,246
7 Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,016
7 Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,312
7 Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,045
7 Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,732
14 Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,030
14 Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,996
Nexen Energy ULC	6.200%	7/30/19	2,000	2,235
North American Development Bank	2.300%	10/10/18	1,500	1,522
North American Development Bank	2.400%	10/26/22	1,300	1,292
7 OCP SA	5.625%	4/25/24	1,200	1,209
7 Ooredoo International Finance Ltd.	3.250%	2/21/23	700	666
4 Oriental Republic of Uruguay	4.375%	10/27/27	1,550	1,515
4 Oriental Republic of Uruguay	5.100%	6/18/50	5,200	4,440
7 Pertamina Persero PT	6.000%	5/3/42	1,000	815
5 Petrobras Global Finance BV	2.762%	1/15/19	3,950	2,903
Petrobras Global Finance BV	3.000%	1/15/19	1,615	1,227
Petrobras International Finance Co. SA	5.875%	3/1/18	12,531	10,965
Petroleos Mexicanos	5.750%	3/1/18	28,700	29,662
7 Petroleos Mexicanos	5.500%	2/4/19	4,500	4,556
Petroleos Mexicanos	8.000%	5/3/19	27,520	29,477
Petroleos Mexicanos	5.500%	1/21/21	5,925	5,828
7 Petroleos Mexicanos	6.375%	2/4/21	10,000	10,103
Petroleos Mexicanos	4.875%	1/24/22	51,070	47,989
Petroleos Mexicanos	3.500%	1/30/23	2,000	1,705
Petroleos Mexicanos	5.625%	1/23/46	8,195	6,310
Province of New Brunswick	2.750%	6/15/18	1,250	1,290
Province of Ontario	3.000%	7/16/18	3,000	3,123
Province of Ontario	4.000%	10/7/19	4,500	4,868
Quebec	2.625%	2/13/23	5,700	5,781
Quebec	2.875%	10/16/24	8,250	8,507
11 Republic of Chile	1.875%	5/27/30	4,500	4,693
Republic of Colombia	7.375%	3/18/19	9,300	10,332
Republic of Colombia	4.375%	7/12/21	19,900	19,920
4 Republic of Colombia	2.625%	3/15/23	1,420	1,245
4 Republic of Colombia	4.500%	1/28/26	3,000	2,843
Republic of Colombia	6.125%	1/18/41	5,450	5,055
4 Republic of Colombia	5.000%	6/15/45	1,800	1,472
Republic of Hungary	4.000%	3/25/19	5,250	5,460
Republic of Hungary	6.250%	1/29/20	23,400	26,032
11 Republic of Indonesia	2.875%	7/8/21	5,400	5,822

73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Indonesia	3.750%	4/25/22	3,000	2,925
11	Republic of Indonesia	3.375%	7/30/25	4,000	4,097
	Republic of Indonesia	6.625%	2/17/37	2,000	2,140
	Republic of Indonesia	5.950%	1/8/46	5,750	5,951
	Republic of Kazakhstan	6.500%	7/21/45	7,000	6,807
	Republic of Korea	7.125%	4/16/19	1,500	1,753
7	Republic of Latvia	2.750%	1/12/20	1,000	1,011
	Republic of Lithuania	7.375%	2/11/20	5,000	5,913
	Republic of Nambia	5.250%	10/29/25	2,760	2,577
	Republic of Namibia	5.500%	11/3/21	4,400	4,444
	Republic of Poland	5.125%	4/21/21	15,100	16,708
	Republic of Poland	4.000%	1/22/24	6,000	6,276
7,11	Republic of Portugal	2.875%	10/15/25	2,180	2,404
	Republic of Romania	4.375%	8/22/23	2,000	2,103
11	Republic of Romania	2.750%	10/29/25	4,500	4,978
	Republic of Turkey	7.500%	7/14/17	57,300	61,431
	Republic of Turkey	6.750%	4/3/18	14,645	15,762
	Republic of Turkey	7.000%	3/11/19	22,800	25,080
	Republic of Turkey	5.625%	3/30/21	6,900	7,354
	Republic of Turkey	6.250%	9/26/22	4,700	5,158
	Republic of Turkey	4.875%	4/16/43	3,900	3,476
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,000	968
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,889
	State of Israel	5.125%	3/26/19	2,550	2,830
	State of Israel	3.150%	6/30/23	2,000	2,070
7	State of Qatar	5.250%	1/20/20	1,000	1,093
	Statoil ASA	3.150%	1/23/22	3,000	2,980
	Statoil ASA	2.450%	1/17/23	3,000	2,785
	Statoil ASA	3.950%	5/15/43	3,191	2,764
7	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,006
	United Mexican States	4.000%	10/2/23	2,040	2,068
	United Mexican States	4.125%	1/21/26	4,200	4,248
	United Mexican States	6.050%	1/11/40	1,676	1,804
	United Mexican States	5.550%	1/21/45	1,700	1,715
	United Mexican States	5.750%	10/12/10	1,100	1,017
Total Sovereign Bonds (Cost $740,312)					729,725
Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	4,178
	California GO	5.750%	3/1/17	2,000	2,106
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,293
	Illinois GO	5.365%	3/1/17	1,000	1,037
	Illinois GO	5.000%	1/1/23	1,835	1,859
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	1,054
	Johns Hopkins University Maryland GO	5.250%	7/1/19	199	222
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	12,000	12,312
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	5,475	5,693
5	Mississippi GO (Nissan North America, Inc. Project)	1.128%	11/1/17	5,520	5,538
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	865	892
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.125%	2/1/24	1,500	1,732
	New York State Dormitory Authority Revenue
	(Employer Assessment)	3.892%	12/1/24	2,000	2,167
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,476

74

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego County CA Regional Airport Authority
Revenue	3.730%	7/1/21	800	848
Texas GO	3.682%	8/1/24	2,000	2,156
University of California Revenue	2.054%	5/15/18	500	512
University of California Revenue	2.300%	5/15/21	1,000	1,019
Total Taxable Municipal Bonds (Cost $45,416)				47,094

			Shares
Convertible Preferred Stocks (0.0%)
12 Lehman Brothers Holdings Inc. Pfd. (Cost $ 8,571)	7.250%		8,740	—
			Face
			Amount
			($000)
Preferred Bonds (0.0%)
General Electric Co. (Cost $1,870)	5.000%	1/21/16	2,000	2,060
			Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
15 Vanguard Market Liquidity Fund (Cost
$239,242)	0.441%		239,241,358	239,242
Total Investments (99.7%) (Cost $21,241,022)				21,399,435
		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U. S. Treaury Note
Futures Contracts, Strike Price $129.00		2/19/16	(350)	(345)
Call Options on 10-year U. S. Treaury Note
Futures Contracts, Strike Price $129.50		2/19/16	(350)	(246)
Call Options on 10-year U. S. Treaury Note
Futures Contracts, Strike Price $131.00		3/24/16	(149)	(126)
Put Options on 10-year U.S. Treaury Note
Futures Contracts, Strike Price $127.00		2/19/16	(350)	(16)
Put Options on 10-year U.S. Treaury Note
Futures Contracts, Strike Price $127.50		2/19/16	(350)	(33)
Total Liability for Options Written (Premiums received $625)				(766)
Other Assets and Liabilities—Net (0.3%)				66,393
Net Assets (100%)				21,465,062

* Non-income-producing security.
1 Securities with a value of $4,960,000 have been segregated as collateral for forward currency contracts and open over-the-counter swap contracts.
2 Securities with a value of $7,876,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $4,153,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $2,119,494,000, representing 9.9% of net assets.
8 Face amount denominated in Australian dollars.
9 Non-income-producing security--interest payments in default.

75

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

10 Face amount denominated in British pounds.
11 Face amount denominated in euro.
12 Non-income-producing security--security in default.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Federal Republic of Germany.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
USD—United School District.

76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.1%)
U.S. Government Securities (3.9%)
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	14,575	14,409
	United States Treasury Note/Bond	0.875%	7/15/17	50	50
	United States Treasury Note/Bond	0.875%	8/15/17	350	351
	United States Treasury Note/Bond	1.000%	12/15/17	100	100
	United States Treasury Note/Bond	1.000%	12/31/17	3,349	3,362
	United States Treasury Note/Bond	1.000%	2/15/18	100	100
	United States Treasury Note/Bond	0.875%	7/15/18	500	500
	United States Treasury Note/Bond	1.000%	9/15/18	4,320	4,329
	United States Treasury Note/Bond	1.250%	11/15/18	10,171	10,254
	United States Treasury Note/Bond	1.250%	12/15/18	3,600	3,629
	United States Treasury Note/Bond	1.125%	1/15/19	3,800	3,817
	United States Treasury Note/Bond	1.375%	10/31/20	9,820	9,847
	United States Treasury Note/Bond	2.000%	8/31/21	5,057	5,200
	United States Treasury Note/Bond	1.875%	10/31/22	4,267	4,330
	United States Treasury Note/Bond	2.250%	11/15/24	11,600	11,953
	United States Treasury Note/Bond	2.250%	11/15/25	20,557	21,151
	United States Treasury Note/Bond	5.250%	2/15/29	15,700	21,254
	United States Treasury Note/Bond	6.125%	8/15/29	41,752	61,238
	United States Treasury Note/Bond	6.250%	5/15/30	9,956	14,930
	United States Treasury Note/Bond	5.375%	2/15/31	17,300	24,328
1,2	United States Treasury Note/Bond	4.500%	2/15/36	148,660	199,250
	United States Treasury Note/Bond	3.750%	11/15/43	3,697	4,483
1	United States Treasury Note/Bond	3.125%	8/15/44	24,718	26,634
	United States Treasury Note/Bond	3.000%	11/15/44	3,310	3,478
3	United States Treasury Note/Bond	2.500%	2/15/45	28,662	27,171
2	United States Treasury Note/Bond	3.000%	5/15/45	8,200	8,608
	United States Treasury Note/Bond	3.000%	11/15/45	46,493	48,861
					533,617
Agency Bonds and Notes (0.2%)
4	Tennessee Valley Authority	5.250%	9/15/39	18,800	23,712
4	Tennessee Valley Authority	4.250%	9/15/65	10,000	10,213
					33,925
Total U.S. Government and Agency Obligations (Cost $530,850)					567,542
Corporate Bonds (74.9%)
Finance (20.6%)
	Banking (12.9%)
	Bank of America Corp.	6.110%	1/29/37	25,550	28,794
	Bank of America Corp.	7.750%	5/14/38	12,450	16,799
	Bank of America Corp.	5.875%	2/7/42	29,230	33,697
	Bank of America Corp.	5.000%	1/21/44	26,800	27,469
	Bank of America NA	6.000%	10/15/36	20,450	24,135
	Bank One Corp.	7.750%	7/15/25	20,000	25,233
	Bank One Corp.	7.625%	10/15/26	19,175	23,730
	Bank One Corp.	8.000%	4/29/27	27,769	36,167
	Barclays plc	5.250%	8/17/45	14,635	14,859
	Citigroup Inc.	4.450%	9/29/27	30,920	30,601
	Citigroup Inc.	6.625%	6/15/32	26,545	30,818
	Citigroup Inc.	4.650%	7/30/45	66,220	65,630
5	Commonwealth Bank of Australia	4.500%	12/9/25	2,000	2,004
	Cooperatieve Rabobank UA	5.250%	5/24/41	6,400	7,432
	Cooperatieve Rabobank UA	5.750%	12/1/43	52,730	58,991
	Cooperatieve Rabobank UA	5.250%	8/4/45	17,225	18,027
	Deutsche Bank AG	3.125%	1/13/21	193	192
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	44,387
	Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	55,432
	Goldman Sachs Group Inc.	6.750%	10/1/37	41,315	47,766
	Goldman Sachs Group Inc.	6.250%	2/1/41	25,625	30,265
	Goldman Sachs Group Inc.	4.800%	7/8/44	16,792	16,596
	Goldman Sachs Group Inc.	4.750%	10/21/45	13,769	13,646

77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Bank USA NA	5.875%	11/1/34	44,700	51,582
	HSBC Bank USA NA	5.625%	8/15/35	22,425	25,192
	HSBC Holdings plc	4.250%	8/18/25	5,000	4,933
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,549
	HSBC Holdings plc	6.500%	5/2/36	10,000	11,453
	HSBC Holdings plc	6.500%	9/15/37	42,415	48,567
	HSBC Holdings plc	6.800%	6/1/38	85,999	104,193
	HSBC Holdings plc	6.100%	1/14/42	1,000	1,223
	HSBC Holdings plc	5.250%	3/14/44	14,785	15,139
	JPMorgan Chase & Co.	3.900%	7/15/25	2,500	2,573
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	110,185
	JPMorgan Chase & Co.	5.500%	10/15/40	25,675	29,327
	JPMorgan Chase & Co.	5.600%	7/15/41	16,152	18,464
	JPMorgan Chase & Co.	5.625%	8/16/43	31,545	34,494
	JPMorgan Chase & Co.	4.950%	6/1/45	37,470	37,547
6	JPMorgan Chase & Co.	5.300%	12/29/49	430	427
5	Macquarie Bank Ltd.	4.875%	6/10/25	590	586
5	Macquarie Bank Ltd.	3.900%	1/15/26	1,500	1,485
	Morgan Stanley	3.875%	1/27/26	5,001	5,052
	Morgan Stanley	6.250%	8/9/26	525	610
	Morgan Stanley	3.950%	4/23/27	10,000	9,600
	Morgan Stanley	7.250%	4/1/32	44,360	57,980
	Morgan Stanley	6.375%	7/24/42	35,331	43,218
	Morgan Stanley	4.300%	1/27/45	65,115	61,446
	Santander Issuances SAU	5.179%	11/19/25	56,600	53,695
6	State Street Corp.	5.250%	12/29/49	400	402
	Wachovia Corp.	5.500%	8/1/35	21,905	23,931
	Wells Fargo & Co.	4.100%	6/3/26	41,864	42,482
	Wells Fargo & Co.	4.300%	7/22/27	21,500	22,040
	Wells Fargo & Co.	5.375%	2/7/35	9,240	10,539
	Wells Fargo & Co.	5.375%	11/2/43	56,522	60,962
	Wells Fargo & Co.	5.606%	1/15/44	157,813	173,234
	Wells Fargo & Co.	4.650%	11/4/44	6,142	5,946
	Wells Fargo & Co.	3.900%	5/1/45	19,500	18,097
	Wells Fargo & Co.	4.900%	11/17/45	13,350	13,483
	Wells Fargo Bank NA	6.600%	1/15/38	500	662
	Brokerage (0.4%)
5	FMR LLC	6.450%	11/15/39	18,200	22,772
	Intercontinental Exchange Inc.	3.750%	12/1/25	21,110	21,626
	Invesco Finance plc	3.750%	1/15/26	1,250	1,279
	Invesco Finance plc	5.375%	11/30/43	2,000	2,225
	Legg Mason Inc.	5.625%	1/15/44	2,000	1,929
	Finance Companies (2.1%)
5	GE Capital International Funding Co.	4.418%	11/15/35	286,491	293,788

	Insurance (5.0%)
	ACE Capital Trust II	9.700%	4/1/30	7,050	10,029
	ACE INA Holdings Inc.	4.350%	11/3/45	4,600	4,849
	Aetna Inc.	4.125%	11/15/42	24,995	23,336
	American International Group Inc.	4.700%	7/10/35	4,310	4,199
	Anthem Inc.	6.375%	6/15/37	8,591	10,085
	Anthem Inc.	4.625%	5/15/42	17,100	16,057
6,7	Aquarius and Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	200	233
	AXA Financial Inc.	7.000%	4/1/28	24,910	31,160
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,250	1,518
	Berkshire Hathaway Inc.	4.500%	2/11/43	42,557	42,848
6,8	CNP Assurances	7.375%	9/30/41	100	155
6,7	CNP Assurances	4.000%	11/29/49	100	99
5	Guardian Life Insurance Co. of America	7.375%	9/30/39	12,160	16,124
5	Guardian Life Insurance Co. of America	4.875%	6/19/64	10,700	10,294
5	Jackson National Life Insurance Co.	8.150%	3/15/27	200	261
5	John Hancock Life Insurance Co.	7.375%	2/15/24	13,350	16,251

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Loews Corp.	4.125%	5/15/43	1,800	1,653
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,000	3,057
5	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	14,851	21,973
5	Massachusetts Mutual Life Insurance Co.	5.375%	12/1/41	6,160	6,752
5	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	289
	MetLife Inc.	6.500%	12/15/32	1,400	1,708
	MetLife Inc.	4.125%	8/13/42	20,385	18,457
	MetLife Inc.	4.875%	11/13/43	769	779
	MetLife Inc.	4.050%	3/1/45	3,000	2,707
	MetLife Inc.	4.600%	5/13/46	1,770	1,743
6	MetLife Inc.	5.250%	12/29/49	195	191
5	Metropolitan Life Insurance Co.	7.800%	11/1/25	27,250	35,602
5	Nationwide Mutual Insurance Co.	8.250%	12/1/31	5,035	6,733
5	Nationwide Mutual Insurance Co.	9.375%	8/15/39	38,196	56,483
5	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	12,907
5	New York Life Insurance Co.	5.875%	5/15/33	41,400	49,257
5,6	Nippon Life Insurance Co.	4.700%	1/20/46	350	352
5	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	14,890	18,031
5	Pacific Life Insurance Co.	9.250%	6/15/39	22,295	32,687
6	Progressive Corp.	6.700%	6/15/67	1,051	1,046
6	Prudential Financial Inc.	5.375%	5/15/45	270	265
5	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	12,165
5	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	20,452	25,669
5	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	10,720	11,079
	Travelers Cos. Inc.	6.750%	6/20/36	500	677
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,754
	UnitedHealth Group Inc.	4.625%	7/15/35	11,515	12,073
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	59,646
	UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,417
	UnitedHealth Group Inc.	6.625%	11/15/37	800	1,054
	UnitedHealth Group Inc.	6.875%	2/15/38	21,847	29,402
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	25,072
	UnitedHealth Group Inc.	4.750%	7/15/45	45,245	48,499
	Real Estate Investment Trusts (0.2%)
	ERP Operating LP	4.500%	6/1/45	680	698
	Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,045
	Omega Healthcare Investors Inc.	5.250%	1/15/26	4,989	5,177
	Omega Healthcare Investors Inc.	4.500%	4/1/27	4,000	3,830
	Simon Property Group LP	6.750%	2/1/40	8,000	10,659
	Simon Property Group LP	4.250%	10/1/44	10,750	10,774
					2,845,447
Industrial (41.0%)
	Basic Industry (0.8%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	595	564
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	12,247
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	35,650	31,851
	CF Industries Inc.	5.375%	3/15/44	10,035	8,521
	Monsanto Co.	4.200%	7/15/34	1,000	866
	Monsanto Co.	5.875%	4/15/38	3,000	3,014
	Monsanto Co.	3.600%	7/15/42	600	436
	Monsanto Co.	4.650%	11/15/43	600	512
	Monsanto Co.	4.400%	7/15/44	21,630	17,729
	Monsanto Co.	3.950%	4/15/45	1,000	764
	Monsanto Co.	4.700%	7/15/64	1,500	1,142
	Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	500	559
	PPG Industries Inc.	5.500%	11/15/40	1,225	1,361
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	2,960	2,656
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,240	1,058
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,171
	Rio Tinto Finance USA plc	4.125%	8/21/42	39,175	30,836
	Capital Goods (4.1%)
	3M Co.	5.700%	3/15/37	13,500	16,893
	Boeing Co.	6.125%	2/15/33	13,565	17,521

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	7.875%	4/15/43	5,900	8,973
Caterpillar Inc.	6.050%	8/15/36	3,082	3,692
Caterpillar Inc.	3.803%	8/15/42	44,022	39,133
Caterpillar Inc.	4.300%	5/15/44	8,639	8,355
Danaher Corp.	4.375%	9/15/45	5,000	5,247
Deere & Co.	7.125%	3/3/31	13,500	18,290
Dover Corp.	6.600%	3/15/38	1,375	1,787
Emerson Electric Co.	6.000%	8/15/32	1,071	1,301
General Electric Capital Corp.	6.750%	3/15/32	38,709	50,847
General Electric Capital Corp.	6.150%	8/7/37	7,031	9,035
General Electric Capital Corp.	5.875%	1/14/38	34,584	42,687
General Electric Capital Corp.	6.875%	1/10/39	12,814	17,697
General Electric Co.	4.125%	10/9/42	13,425	13,229
General Electric Co.	4.500%	3/11/44	20,000	20,828
Honeywell International Inc.	5.700%	3/15/36	2,960	3,653
Honeywell International Inc.	5.700%	3/15/37	3,865	4,735
Lockheed Martin Corp.	3.600%	3/1/35	16,925	15,609
Lockheed Martin Corp.	6.150%	9/1/36	4,102	5,070
Lockheed Martin Corp.	5.500%	11/15/39	4,500	5,199
Lockheed Martin Corp.	4.850%	9/15/41	27,319	28,780
Lockheed Martin Corp.	4.070%	12/15/42	10,120	9,664
Lockheed Martin Corp.	3.800%	3/1/45	13,625	12,466
Lockheed Martin Corp.	4.700%	5/15/46	2,615	2,770
Raytheon Co.	4.700%	12/15/41	37,524	41,627
Rockwell Collins Inc.	4.800%	12/15/43	20,129	22,220
5 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	2,000	2,092
United Technologies Corp.	7.500%	9/15/29	10,425	14,247
United Technologies Corp.	6.125%	7/15/38	55,575	68,287
United Technologies Corp.	5.700%	4/15/40	22,500	26,729
United Technologies Corp.	4.500%	6/1/42	22,035	22,562
WW Grainger Inc.	4.600%	6/15/45	3,000	3,198
Communication (4.7%)
21st Century Fox America Inc.	7.900%	12/1/95	3,975	4,933
Alltel Corp.	7.875%	7/1/32	2,400	2,997
America Movil SAB de CV	6.375%	3/1/35	3,600	4,043
America Movil SAB de CV	6.125%	3/30/40	24,520	26,732
America Movil SAB de CV	4.375%	7/16/42	1,550	1,382
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,500	1,508
Comcast Corp.	4.250%	1/15/33	11,435	11,372
Comcast Corp.	7.050%	3/15/33	1,000	1,280
Comcast Corp.	4.200%	8/15/34	1,550	1,527
Comcast Corp.	5.650%	6/15/35	41,014	47,436
Comcast Corp.	6.450%	3/15/37	18,000	22,366
Comcast Corp.	6.950%	8/15/37	65,717	86,182
Comcast Corp.	6.400%	5/15/38	10,485	13,003
Comcast Corp.	6.550%	7/1/39	11,765	15,363
Comcast Corp.	6.400%	3/1/40	19,865	25,016
Comcast Corp.	4.650%	7/15/42	7,715	7,885
Comcast Corp.	4.500%	1/15/43	13,610	13,513
Comcast Corp.	4.750%	3/1/44	66,270	68,185
Comcast Corp.	4.600%	8/15/45	43,590	44,254
5 COX Communications Inc.	6.450%	12/1/36	9,000	8,455
5 COX Communications Inc.	8.375%	3/1/39	19,110	20,673
Deutsche Telekom International Finance BV	8.750%	6/15/30	2,000	2,757
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	1,900	1,987
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,000	1,002
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,300	1,189
Grupo Televisa SAB	5.000%	5/13/45	1,500	1,260
Grupo Televisa SAB	6.125%	1/31/46	2,000	1,963
Historic TW Inc.	6.625%	5/15/29	18,275	21,473
NBCUniversal Media LLC	6.400%	4/30/40	2,850	3,496
NBCUniversal Media LLC	5.950%	4/1/41	18,000	21,672
NBCUniversal Media LLC	4.450%	1/15/43	33,260	32,715

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange SA	9.000%	3/1/31	12,000	17,383
Orange SA	5.500%	2/6/44	1,000	1,096
Qwest Corp.	6.875%	9/15/33	1,699	1,612
5 SES Global Americas Holdings GP	5.300%	3/25/44	1,000	961
Time Warner Cable Inc.	6.550%	5/1/37	16,975	16,961
Time Warner Inc.	7.625%	4/15/31	9,000	11,149
Verizon Communications Inc.	7.750%	12/1/30	1,000	1,301
Verizon Communications Inc.	5.850%	9/15/35	1,500	1,608
Verizon Communications Inc.	6.550%	9/15/43	1,098	1,284
Verizon Communications Inc.	4.522%	9/15/48	41,871	36,979
Verizon Communications Inc.	5.012%	8/21/54	600	538
Verizon Communications Inc.	4.672%	3/15/55	945	800
Walt Disney Co.	4.125%	6/1/44	18,715	18,962
Walt Disney Co.	7.550%	7/15/93	15,750	20,179
Consumer Cyclical (6.8%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	1,500	1,469
Cummins Inc.	4.875%	10/1/43	1,000	1,063
CVS Health Corp.	4.875%	7/20/35	14,955	15,586
CVS Health Corp.	5.750%	5/15/41	7,110	8,142
CVS Health Corp.	5.125%	7/20/45	35,125	37,750
Daimler Finance North America LLC	8.500%	1/18/31	17,830	26,321
Ford Motor Co.	7.450%	7/16/31	13,150	15,990
Home Depot Inc.	5.875%	12/16/36	39,775	48,246
Home Depot Inc.	5.950%	4/1/41	20,470	25,245
Home Depot Inc.	4.200%	4/1/43	6,035	6,087
Home Depot Inc.	4.875%	2/15/44	68,200	74,715
Home Depot Inc.	4.400%	3/15/45	12,900	13,295
Home Depot Inc.	4.250%	4/1/46	28,120	28,280
Lowe's Cos. Inc.	6.500%	3/15/29	20,160	25,491
Lowe's Cos. Inc.	5.500%	10/15/35	600	713
Lowe's Cos. Inc.	5.800%	10/15/36	2,060	2,472
Lowe's Cos. Inc.	6.650%	9/15/37	12,497	16,234
Lowe's Cos. Inc.	5.800%	4/15/40	11,390	13,776
Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,325
Lowe's Cos. Inc.	5.000%	9/15/43	22,740	25,078
Lowe's Cos. Inc.	4.250%	9/15/44	800	803
Lowe's Cos. Inc.	4.375%	9/15/45	1,000	1,034
McDonald's Corp.	4.700%	12/9/35	2,000	2,022
McDonald's Corp.	6.300%	10/15/37	4,005	4,698
McDonald's Corp.	6.300%	3/1/38	21,940	25,738
McDonald's Corp.	4.875%	12/9/45	1,000	1,011
NIKE Inc.	3.625%	5/1/43	30,604	29,217
NIKE Inc.	3.875%	11/1/45	25,000	24,863
Starbucks Corp.	4.300%	6/15/45	500	535
Target Corp.	6.500%	10/15/37	12,888	16,957
Target Corp.	7.000%	1/15/38	1,100	1,508
Target Corp.	4.000%	7/1/42	500	495
VF Corp.	6.450%	11/1/37	726	950
Visa Inc.	4.150%	12/14/35	27,510	28,430
Visa Inc.	4.300%	12/14/45	43,850	45,458
Wal-Mart Stores Inc.	7.550%	2/15/30	35,800	51,498
Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	5,578
Wal-Mart Stores Inc.	6.500%	8/15/37	37,190	48,816
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	105,765
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	11,934
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	22,029
Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	18,732
Wal-Mart Stores Inc.	5.625%	4/15/41	71,682	85,879
Wal-Mart Stores Inc.	4.000%	4/11/43	18,435	18,145
Wal-Mart Stores Inc.	4.300%	4/22/44	1,000	1,032
Consumer Noncyclical (14.3%)
Abbott Laboratories	6.000%	4/1/39	11,105	13,901
Actavis Funding SCS	4.550%	3/15/35	15,000	14,707

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Actavis Funding SCS	4.750%	3/15/45	6,755	6,746
Altria Group Inc.	5.375%	1/31/44	1,250	1,363
Amgen Inc.	6.375%	6/1/37	4,000	4,701
Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	515
Anheuser-Busch Cos. LLC	6.800%	8/20/32	500	631
Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	12,958
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	80,005	81,047
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	86,505	88,011
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	18,093	16,280
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	211,305	219,584
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	39,000	56,225
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	9,220	13,032
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	14,844	18,135
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	27,995	24,351
6 Ascension Health	4.847%	11/15/53	9,040	10,050
AstraZeneca plc	6.450%	9/15/37	49,200	61,908
AstraZeneca plc	4.375%	11/16/45	20,640	20,627
5 Baxalta Inc.	5.250%	6/23/45	1,000	989
Becton Dickinson & Co.	7.000%	8/1/27	800	1,028
Biogen Inc.	5.200%	9/15/45	2,000	2,028
Bristol-Myers Squibb Co.	3.250%	8/1/42	4,500	3,981
Bristol-Myers Squibb Co.	4.500%	3/1/44	22,500	24,971
Cardinal Health Inc.	4.500%	11/15/44	18,770	18,105
5 Cargill Inc.	4.100%	11/1/42	12,800	12,110
5 Cargill Inc.	4.760%	11/23/45	38,584	40,571
6 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,400	18,768
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	500	511
City of Hope	5.623%	11/15/43	12,480	14,544
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	4,000	4,127
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,279
ConAgra Foods Inc.	6.625%	8/15/39	1,000	1,106
ConAgra Foods Inc.	4.650%	1/25/43	2,246	2,024
Constellation Brands Inc.	4.750%	12/1/25	90	93
Dignity Health California GO	4.500%	11/1/42	19,865	19,333
Dignity Health California GO	5.267%	11/1/64	3,670	3,957
Eli Lilly & Co.	3.700%	3/1/45	25,970	25,353
Estee Lauder Cos. Inc.	4.375%	6/15/45	1,500	1,540
General Mills Inc.	5.400%	6/15/40	800	913
Gilead Sciences Inc.	4.600%	9/1/35	12,525	12,742
Gilead Sciences Inc.	5.650%	12/1/41	24,915	28,448
Gilead Sciences Inc.	4.800%	4/1/44	26,555	27,023
Gilead Sciences Inc.	4.500%	2/1/45	24,580	24,281
Gilead Sciences Inc.	4.750%	3/1/46	18,655	19,120
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	17,634
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	48,095	61,445
Johnson & Johnson	5.950%	8/15/37	1,462	1,910
Johnson & Johnson	4.500%	12/5/43	5,725	6,382
Kaiser Foundation Hospitals	4.875%	4/1/42	28,625	31,164
Kimberly-Clark Corp.	6.625%	8/1/37	7,300	9,670
Kraft Foods Group Inc.	6.875%	1/26/39	1,300	1,571
6 Mayo Clinic	3.774%	11/15/43	13,095	12,729
McKesson Corp.	4.883%	3/15/44	18,395	18,413
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,419
Medtronic Inc.	4.375%	3/15/35	44,992	46,041
Medtronic Inc.	6.500%	3/15/39	21,200	27,779
Medtronic Inc.	5.550%	3/15/40	1,900	2,252
Medtronic Inc.	4.500%	3/15/42	9,000	9,329
Medtronic Inc.	4.625%	3/15/44	2,000	2,110
Medtronic Inc.	4.625%	3/15/45	89,190	92,971
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	4,675	4,643
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	24,775	28,411
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	10,540	10,323
Merck & Co. Inc.	3.600%	9/15/42	11,567	10,677
Merck & Co. Inc.	4.150%	5/18/43	6,880	6,951

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	3.700%	2/10/45	44,720	41,442
New York & Presbyterian Hospital	4.024%	8/1/45	19,585	18,857
North Shore-Long Island Jewish Health Care Inc.
Revenue	4.800%	11/1/42	8,265	8,471
North Shore-Long Island Jewish Health Care Inc.
Revenue	6.150%	11/1/43	20,550	25,753
Novant Health Inc.	4.371%	11/1/43	552	545
Novartis Capital Corp.	3.700%	9/21/42	3,000	2,922
Novartis Capital Corp.	4.400%	5/6/44	29,840	32,080
NYU Hospitals Center	4.784%	7/1/44	2,000	2,085
PepsiCo Inc.	5.500%	1/15/40	28,145	33,370
PepsiCo Inc.	4.875%	11/1/40	10,375	11,384
PepsiCo Inc.	4.000%	3/5/42	17,872	17,598
PepsiCo Inc.	3.600%	8/13/42	1,000	928
PepsiCo Inc.	4.450%	4/14/46	1,000	1,047
Pfizer Inc.	7.200%	3/15/39	36,212	50,130
Pfizer Inc.	4.300%	6/15/43	7,780	7,936
Pharmacia Corp.	6.750%	12/15/27	2,200	2,846
Philip Morris International Inc.	6.375%	5/16/38	32,015	40,214
Philip Morris International Inc.	4.125%	3/4/43	10,000	9,512
Philip Morris International Inc.	4.875%	11/15/43	23,455	24,971
Philip Morris International Inc.	4.250%	11/10/44	25,000	24,365
Procter & Gamble Co.	5.500%	2/1/34	13,500	16,539
Procter & Gamble Co.	5.550%	3/5/37	10,800	13,514
Reynolds American Inc.	7.000%	8/4/41	5,119	6,073
Reynolds American Inc.	5.850%	8/15/45	1,500	1,674
5 Roche Holdings Inc.	4.000%	11/28/44	29,605	30,603
5 SABMiller Holdings Inc.	4.950%	1/15/42	4,825	4,884
5 SC Johnson & Son Inc.	4.000%	5/15/43	21,645	20,354
5 SC Johnson & Son Inc.	4.750%	10/15/46	7,695	8,178
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,083
St. Jude Medical Inc.	4.750%	4/15/43	25,090	24,430
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,466	2,740
6 Texas Health Resources	4.330%	11/15/55	1,000	1,018
The Pepsi Bottling Group Inc.	7.000%	3/1/29	6,430	8,788
Tyson Foods Inc.	4.875%	8/15/34	2,000	2,036
Tyson Foods Inc.	5.150%	8/15/44	1,500	1,568
Wyeth LLC	6.500%	2/1/34	1,310	1,683
Wyeth LLC	6.000%	2/15/36	847	1,045
Wyeth LLC	5.950%	4/1/37	67,685	82,390
Energy (3.9%)
Apache Corp.	4.750%	4/15/43	20,000	14,681
Baker Hughes Inc.	5.125%	9/15/40	2,375	2,223
Burlington Resources Finance Co.	7.400%	12/1/31	23,500	26,304
ConocoPhillips	7.000%	3/30/29	10,850	11,060
ConocoPhillips	5.900%	10/15/32	19,600	18,494
ConocoPhillips	6.500%	2/1/39	62,951	60,515
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,417
ConocoPhillips Co.	4.300%	11/15/44	7,065	5,314
Diamond Offshore Drilling Inc.	5.700%	10/15/39	500	320
Dominion Gas Holdings LLC	4.800%	11/1/43	1,575	1,540
Encana Corp.	6.500%	8/15/34	13,863	8,304
Encana Corp.	5.150%	11/15/41	7,645	4,417
Energy Transfer Partners LP	6.050%	6/1/41	1,500	1,116
Energy Transfer Partners LP	5.150%	2/1/43	4,000	2,764
Energy Transfer Partners LP	5.150%	3/15/45	16,895	11,620
6 Enterprise Products Operating LLC	8.375%	8/1/66	1,835	1,470
EOG Resources Inc.	3.900%	4/1/35	500	429
Exxon Mobil Corp.	3.567%	3/6/45	18,670	16,852
Halliburton Co.	4.850%	11/15/35	30,815	28,359
Halliburton Co.	6.700%	9/15/38	500	552
Halliburton Co.	7.450%	9/15/39	500	583
Halliburton Co.	4.750%	8/1/43	2,450	2,097

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	5.000%	11/15/45	35,515	31,707
Occidental Petroleum Corp.	4.625%	6/15/45	1,750	1,610
Petro-Canada	6.800%	5/15/38	22,828	21,945
Phillips 66 Partners LP	3.605%	2/15/25	80	71
Shell International Finance BV	4.125%	5/11/35	40,500	37,430
Shell International Finance BV	6.375%	12/15/38	43,260	49,514
Shell International Finance BV	5.500%	3/25/40	21,455	22,704
Shell International Finance BV	4.550%	8/12/43	15,590	14,706
Shell International Finance BV	4.375%	5/11/45	45,675	41,777
Suncor Energy Inc.	6.500%	6/15/38	7,710	7,404
Suncor Energy Inc.	6.850%	6/1/39	6,535	6,573
Tosco Corp.	7.800%	1/1/27	1,500	1,679
Tosco Corp.	8.125%	2/15/30	20,000	22,913
TransCanada PipeLines Ltd.	4.875%	1/15/26	10,515	10,623
TransCanada PipeLines Ltd.	4.625%	3/1/34	5,000	4,530
TransCanada PipeLines Ltd.	6.200%	10/15/37	1,500	1,555
TransCanada PipeLines Ltd.	7.625%	1/15/39	38,965	46,424
TransCanada PipeLines Ltd.	6.100%	6/1/40	900	883
Transocean Inc.	7.500%	4/15/31	500	243
Other Industrial (0.6%)
6 Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	26,908
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,387
6 Northwestern University	3.868%	12/1/48	21,605	22,292
6 Northwestern University Illinois GO	4.643%	12/1/44	25,315	29,491
5 President & Fellows of Harvard College Massachusetts
GO	6.500%	1/15/39	3,865	5,502
Technology (5.0%)
Analog Devices Inc.	5.300%	12/15/45	500	528
Apple Inc.	3.850%	5/4/43	34,955	31,425
Apple Inc.	4.450%	5/6/44	1,250	1,237
Apple Inc.	3.450%	2/9/45	40,860	34,202
Apple Inc.	4.375%	5/13/45	39,930	38,764
Applied Materials Inc.	5.850%	6/15/41	1,150	1,274
Broadcom Corp.	4.500%	8/1/34	500	512
Cisco Systems Inc.	5.900%	2/15/39	37,000	44,583
Cisco Systems Inc.	5.500%	1/15/40	34,225	39,451
Intel Corp.	4.800%	10/1/41	23,180	24,065
Intel Corp.	4.250%	12/15/42	1,000	963
Intel Corp.	4.900%	7/29/45	19,420	20,112
International Business Machines Corp.	4.000%	6/20/42	23,900	21,364
Microsoft Corp.	3.500%	2/12/35	31,235	29,543
Microsoft Corp.	4.200%	11/3/35	2,500	2,521
Microsoft Corp.	4.500%	10/1/40	1,900	1,970
Microsoft Corp.	5.300%	2/8/41	1,500	1,717
Microsoft Corp.	3.500%	11/15/42	1,750	1,579
Microsoft Corp.	3.750%	5/1/43	10,000	9,279
Microsoft Corp.	4.875%	12/15/43	500	541
Microsoft Corp.	3.750%	2/12/45	71,860	66,055
Microsoft Corp.	4.450%	11/3/45	64,300	65,297
Microsoft Corp.	4.000%	2/12/55	11,075	9,864
Microsoft Corp.	4.750%	11/3/55	49,775	50,073
Oracle Corp.	4.300%	7/8/34	3,500	3,445
Oracle Corp.	3.900%	5/15/35	5,500	5,147
Oracle Corp.	6.500%	4/15/38	35,400	43,637
Oracle Corp.	6.125%	7/8/39	12,129	14,440
Oracle Corp.	5.375%	7/15/40	43,160	46,930
Oracle Corp.	4.500%	7/8/44	1,250	1,208
Oracle Corp.	4.125%	5/15/45	25,060	22,868
Oracle Corp.	4.375%	5/15/55	26,700	24,196
QUALCOMM Inc.	4.650%	5/20/35	26,310	24,631
QUALCOMM Inc.	4.800%	5/20/45	500	446
Tyco Electronics Group SA	7.125%	10/1/37	525	681
Verisk Analytics Inc.	5.500%	6/15/45	2,000	1,961

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (0.8%)
Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	17,225
Canadian Pacific Railway Co.	7.125%	10/15/31	2,013	2,597
5 ERAC USA Finance LLC	7.000%	10/15/37	3,650	4,489
FedEx Corp.	3.900%	2/1/35	9,070	8,384
Union Pacific Corp.	3.375%	2/1/35	750	683
Union Pacific Corp.	4.750%	9/15/41	2,000	2,130
Union Pacific Corp.	4.750%	12/15/43	20,510	21,840
Union Pacific Corp.	4.821%	2/1/44	11,250	12,091
Union Pacific Corp.	4.150%	1/15/45	3,375	3,305
Union Pacific Corp.	4.375%	11/15/65	9,545	8,887
United Parcel Service Inc.	6.200%	1/15/38	8,700	11,333
United Parcel Service Inc.	4.875%	11/15/40	2,700	3,057
United Parcel Service Inc.	3.625%	10/1/42	6,790	6,563
				5,650,539
Utilities (13.3%)
Electric (13.2%)
Alabama Power Co.	6.000%	3/1/39	4,875	6,001
Alabama Power Co.	5.500%	3/15/41	26,943	31,665
Alabama Power Co.	5.200%	6/1/41	15,000	17,080
Alabama Power Co.	3.750%	3/1/45	22,325	20,874
Appalachian Power Co.	6.700%	8/15/37	38,500	47,606
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,573
Berkshire Hathaway Energy Co.	6.125%	4/1/36	16,300	19,195
Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,000	10,680
Berkshire Hathaway Energy Co.	4.500%	2/1/45	20,675	20,061
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,775	13,888
Commonwealth Edison Co.	5.900%	3/15/36	2,120	2,588
Commonwealth Edison Co.	3.800%	10/1/42	20,805	19,941
Commonwealth Edison Co.	4.600%	8/15/43	12,560	13,405
Commonwealth Edison Co.	4.700%	1/15/44	15,955	17,381
Commonwealth Edison Co.	3.700%	3/1/45	15,990	15,075
Connecticut Light & Power Co.	6.350%	6/1/36	14,500	19,050
Connecticut Light & Power Co.	4.300%	4/15/44	940	978
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	8,727
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	782
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,247
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	12,127	15,144
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	17,048
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	7,050	8,157
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	9,693
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	9,565	9,436
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	10,481
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	48,300	50,067
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	6,335	6,581
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	8,060	8,145
Consumers Energy Co.	4.100%	11/15/45	1,500	1,537
Delmarva Power & Light Co.	4.000%	6/1/42	1,000	981
Dominion Resources Inc.	4.700%	12/1/44	18,505	18,342
DTE Electric Co.	6.625%	6/1/36	1,910	2,553
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,334
Duke Energy Carolinas LLC	6.100%	6/1/37	50,900	61,861
Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	5,747
Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	16,569
Duke Energy Carolinas LLC	4.000%	9/30/42	41,242	40,799
Duke Energy Florida LLC	6.750%	2/1/28	1,800	2,188
Duke Energy Florida LLC	6.400%	6/15/38	1,000	1,299
Duke Energy Florida LLC	5.650%	4/1/40	11,860	14,421
Duke Energy Indiana Inc.	6.120%	10/15/35	2,723	3,370
Duke Energy Indiana Inc.	6.350%	8/15/38	500	653
Duke Energy Indiana Inc.	6.450%	4/1/39	9,100	12,005
Duke Energy Indiana Inc.	4.200%	3/15/42	12,700	12,849
Duke Energy Indiana Inc.	4.900%	7/15/43	28,610	31,575

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Progress LLC	4.100%	5/15/42	1,250	1,241
Duke Energy Progress LLC	4.100%	3/15/43	15,000	15,009
Duke Energy Progress LLC	4.200%	8/15/45	17,560	17,703
5 Enel Finance International NV	6.000%	10/7/39	1,000	1,123
Entergy Arkansas Inc.	3.500%	4/1/26	550	567
Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,130
5 FirstEnergy Transmission LLC	4.350%	1/15/25	850	873
5 FirstEnergy Transmission LLC	5.450%	7/15/44	2,000	2,093
Florida Power & Light Co.	5.960%	4/1/39	16,100	21,109
Florida Power & Light Co.	5.690%	3/1/40	700	872
Florida Power & Light Co.	5.250%	2/1/41	21,662	25,815
Florida Power & Light Co.	4.125%	2/1/42	9,000	9,275
Florida Power & Light Co.	3.800%	12/15/42	26,975	26,856
Florida Power & Light Co.	4.050%	10/1/44	10,825	11,149
Georgia Power Co.	5.950%	2/1/39	29,827	35,761
Georgia Power Co.	5.400%	6/1/40	10,100	11,171
Georgia Power Co.	4.750%	9/1/40	21,685	22,237
Georgia Power Co.	4.300%	3/15/42	9,982	9,712
Georgia Power Co.	4.300%	3/15/43	1,818	1,749
6 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	22,439	25,210
Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,157
Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,102
MidAmerican Energy Co.	5.800%	10/15/36	500	613
MidAmerican Energy Co.	4.800%	9/15/43	28,300	31,078
MidAmerican Energy Co.	4.250%	5/1/46	3,895	3,998
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	35,001	35,284
Nevada Power Co.	6.650%	4/1/36	5,830	7,519
Nevada Power Co.	5.375%	9/15/40	18,230	20,957
Nevada Power Co.	5.450%	5/15/41	25,120	29,219
Northern States Power Co.	6.200%	7/1/37	27,900	36,214
Northern States Power Co.	5.350%	11/1/39	800	947
NSTAR Electric Co.	4.400%	3/1/44	800	853
Oglethorpe Power Corp.	5.375%	11/1/40	2,000	2,193
Oklahoma Gas & Electric Co.	6.500%	4/15/28	300	368
Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	532
Pacific Gas & Electric Co.	6.050%	3/1/34	44,041	53,306
Pacific Gas & Electric Co.	5.800%	3/1/37	2,900	3,411
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,288
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	44,830
Pacific Gas & Electric Co.	5.400%	1/15/40	19,495	22,281
Pacific Gas & Electric Co.	4.500%	12/15/41	700	727
Pacific Gas & Electric Co.	5.125%	11/15/43	1,700	1,900
Pacific Gas & Electric Co.	4.750%	2/15/44	25,260	27,032
PacifiCorp	5.250%	6/15/35	1,301	1,506
PacifiCorp	6.100%	8/1/36	15,000	18,876
PacifiCorp	6.250%	10/15/37	7,815	10,073
PacifiCorp	6.350%	7/15/38	20,000	26,016
PacifiCorp	6.000%	1/15/39	32,446	40,135
PacifiCorp	4.100%	2/1/42	24,520	24,418
Peco Energy Co.	4.800%	10/15/43	15,530	17,165
Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,614
Potomac Electric Power Co.	7.900%	12/15/38	150	225
Potomac Electric Power Co.	4.150%	3/15/43	2,000	2,024
PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	14,303
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,465
Public Service Co. of Colorado	3.600%	9/15/42	15,055	14,272
Public Service Electric & Gas Co.	3.650%	9/1/42	22,483	21,428
Public Service Electric & Gas Co.	4.000%	6/1/44	700	705
Puget Sound Energy Inc.	6.724%	6/15/36	1,000	1,350
Puget Sound Energy Inc.	6.274%	3/15/37	500	644
Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,354
Puget Sound Energy Inc.	5.795%	3/15/40	18,130	22,627
Puget Sound Energy Inc.	5.764%	7/15/40	500	624
Puget Sound Energy Inc.	4.300%	5/20/45	400	422

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Carolina Electric & Gas Co.	6.625%	2/1/32	34,000	42,326
South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	12,883
South Carolina Electric & Gas Co.	5.450%	2/1/41	300	340
South Carolina Electric & Gas Co.	4.350%	2/1/42	32,687	32,405
South Carolina Electric & Gas Co.	4.600%	6/15/43	300	306
South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	18,775
Southern California Edison Co.	6.000%	1/15/34	19,095	23,767
Southern California Edison Co.	5.950%	2/1/38	16,100	19,996
Southern California Edison Co.	6.050%	3/15/39	845	1,071
Southern California Edison Co.	4.500%	9/1/40	12,000	12,688
Southern California Edison Co.	3.900%	12/1/41	500	486
Southern California Edison Co.	4.050%	3/15/42	800	799
Southern California Edison Co.	3.900%	3/15/43	18,480	17,978
Southern California Edison Co.	4.650%	10/1/43	28,150	30,519
Southwestern Public Service Co.	4.500%	8/15/41	24,055	25,743
Tampa Electric Co.	6.150%	5/15/37	32,050	39,563
Tampa Electric Co.	4.100%	6/15/42	1,010	993
Union Electric Co.	3.900%	9/15/42	500	490
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	72,446
Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,598
Westar Energy Inc.	4.125%	3/1/42	1,175	1,205
Westar Energy Inc.	4.625%	9/1/43	1,300	1,431
Wisconsin Electric Power Co.	5.625%	5/15/33	550	659
Natural Gas (0.1%)
Atmos Energy Corp.	4.150%	1/15/43	1,500	1,486
Atmos Energy Corp.	4.125%	10/15/44	1,000	995
Southern California Gas Co.	5.125%	11/15/40	2,922	3,433
Other Utility (0.0%)
American Water Capital Corp.	6.593%	10/15/37	1,000	1,327
American Water Capital Corp.	4.300%	9/1/45	300	309
				1,835,359
Total Corporate Bonds (Cost $9,751,533)				10,331,345
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
5 CDP Financial Inc.	5.600%	11/25/39	15,000	18,456
5 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	836
5 Corp Nacional del Cobre de Chile	4.500%	9/16/25	12,655	12,162
Ecopetrol SA	5.875%	5/28/45	1,775	1,225
5 Electricite de France SA	6.950%	1/26/39	1,800	2,251
5 Electricite de France SA	4.875%	1/22/44	11,335	11,312
5 Electricite de France SA	4.950%	10/13/45	41,390	42,243
5 Electricite de France SA	6.000%	1/22/14	2,280	2,347
Federative Republic of Brazil	4.875%	1/22/21	300	287
Federative Republic of Brazil	2.625%	1/5/23	1,400	1,111
Federative Republic of Brazil	5.625%	1/7/41	500	380
5 OCP SA	5.625%	4/25/24	275	277
6 Oriental Republic of Uruguay	4.375%	10/27/27	220	215
6 Oriental Republic of Uruguay	5.100%	6/18/50	1,625	1,387
Pertamina Persero PT	6.000%	5/3/42	650	530
5 Pertamina Persero PT	6.450%	5/30/44	300	258
Petroleos Mexicanos	5.500%	1/21/21	2,250	2,213
Petroleos Mexicanos	4.875%	1/24/22	5,400	5,074
5 Petroleos Mexicanos	5.625%	1/23/46	1,200	924
Petroleos Mexicanos	5.625%	1/23/46	2,195	1,690
Quebec	7.500%	9/15/29	9,000	13,315
7 Republic of Chile	1.875%	5/27/30	3,500	3,650
6 Republic of Colombia	4.500%	1/28/26	700	663
Republic of Colombia	6.125%	1/18/41	825	765
6 Republic of Colombia	5.625%	2/26/44	138	121
6 Republic of Colombia	5.000%	6/15/45	860	703
Republic of Indonesia	4.125%	1/15/25	765	750
5 Republic of Indonesia	6.625%	2/17/37	200	208

87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Indonesia	6.625%	2/17/37	1,400	1,498
5	Republic of Indonesia	6.750%	1/15/44	950	1,038
	Republic of Indonesia	5.950%	1/8/46	550	569
	Republic of Kazakhstan	4.875%	10/14/44	780	645
	Republic of Kazakhstan	6.500%	7/21/45	1,050	1,021
	Republic of Nambia	5.250%	10/29/25	345	322
	Republic of Peru	4.125%	8/25/27	500	492
	Republic of Peru	5.625%	11/18/50	250	260
	Republic of Poland	5.125%	4/21/21	3,200	3,541
	Republic of Poland	4.000%	1/22/24	5,000	5,230
5,7	Republic of Portugal	2.875%	10/15/25	160	176
	Republic of Romania	4.375%	8/22/23	500	526
7	Republic of Romania	2.750%	10/29/25	500	553
	Republic of Turkey	5.625%	3/30/21	1,100	1,172
	Republic of Turkey	4.875%	4/16/43	3,550	3,164
5	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	2,000	1,937
	State of Israel	4.500%	1/30/43	3,000	3,111
	Statoil ASA	5.100%	8/17/40	15,050	15,480
	Statoil ASA	4.250%	11/23/41	6,400	5,830
	Statoil ASA	3.950%	5/15/43	29,310	25,387
	Statoil ASA	4.800%	11/8/43	18,740	18,601
5	Temasek Financial I Ltd.	3.375%	7/23/42	2,900	2,757
	United Mexican States	4.000%	10/2/23	200	203
	United Mexican States	4.125%	1/21/26	200	202
	United Mexican States	4.750%	3/8/44	1,275	1,160
	United Mexican States	5.750%	10/12/10	600	555
Total Sovereign Bonds (Cost $225,642)					220,783
Taxable Municipal Bonds (14.9%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	1,045
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	2,039
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	53,500	63,900
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	12,420	15,661
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	44,640	60,215
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	35,663
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	19,387
	California GO	7.500%	4/1/34	26,555	37,870
	California GO	7.550%	4/1/39	55,350	81,570
	California GO	7.300%	10/1/39	105,545	148,659
	California GO	7.350%	11/1/39	3,645	5,171
	California GO	7.625%	3/1/40	30,135	44,244
	California GO	7.600%	11/1/40	69,320	103,535
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.361%	10/1/34	1,200	1,760
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	20,269
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	4,680	5,523
	Chicago Transit Authority	6.899%	12/1/40	980	1,156
9	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	19,975	22,496
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	272
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	755	927
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	2,000	2,070
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	39,228
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	3,017

88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	39,000	46,635
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,500	1,820
Houston TX GO	6.290%	3/1/32	23,550	29,632
3 Illinois GO	5.100%	6/1/33	67,945	64,294
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	19,300	24,577
Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,570
Kansas Development Finance Authority Revenue	4.927%	4/15/45	26,000	26,487
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	400	500
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	1,200	1,497
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	31,480	44,067
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,900	2,679
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	23,880
Los Angeles CA Unified School District GO	5.750%	7/1/34	10,815	13,361
Los Angeles CA Unified School District GO	6.758%	7/1/34	61,235	82,746
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,821
Mississippi GO	5.539%	10/1/29	1,500	1,829
10 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	50,002	59,548
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	52,934	77,249
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	62,755	88,769
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,496
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	18,210	24,251
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,353
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.282%	6/15/42	7,225	8,303
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	32,580	43,457
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	2,875	3,536
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	98,488
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,702
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	7,325	8,817
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	19,595	24,089
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	2,000	2,489
New York State GO	5.590%	3/1/35	1,000	1,191
North Texas Tollway Authority System Revenue	6.718%	1/1/49	26,971	37,903
Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	14,334
Ohio State University General Receipts Revenue	4.800%	6/1/11	20,231	20,963
Oregon GO	5.892%	6/1/27	14,590	17,878
11 Oregon School Boards Association GO	4.759%	6/30/28	10,000	11,232
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	25,251
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	15,250	18,484
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	25,750
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,236
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	9,899
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	27,396
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	31,390	31,199
3 President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	6,200	6,262
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,712

89

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,761
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,400	1,975
Texas Transportation Commission Revenue	5.178%	4/1/30	3,690	4,463
University of California	3.931%	5/15/45	17,840	17,724
University of California Regents General Revenue	4.601%	5/15/31	11,165	12,229
University of California Regents Medical Center
Revenue	6.548%	5/15/48	25,770	34,220
University of California Regents Medical Center
Revenue	6.583%	5/15/49	8,695	11,485
University of California Revenue	5.770%	5/15/43	5,155	6,453
University of California Revenue	4.765%	5/15/44	9,290	9,622
University of California Revenue	4.858%	5/15/12	31,025	30,822
University of California Revenue	4.767%	5/15/15	14,875	15,052
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	11,500	14,247
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	8,915	10,527
Washington GO	5.481%	8/1/39	8,890	11,032
Washington University Revenue	4.072%	10/15/44	1,000	1,085
9 Wisconsin GO	5.700%	5/1/26	23,025	27,325
Total Taxable Municipal Bonds (Cost $1,755,983)				2,060,331
Preferred Bonds (0.0%)
General Electric Co.
(Cost $1,095)	5.000%	1/21/21	1,184	1,220

			Shares
Temporary Cash Investments (3.4%)
Money Market Fund (1.7%)
12 Vanguard Market Liquidity Fund	0.441%		232,982,008	232,982

			Face
			Amount
			($000)
Repurchase Agreements (1.7%)
RBC Capital Markets LLC
(Dated 1/29/16, Repurchase Value $54,301,000,
collateralized by Federal Home Loan Mortgage Corp.
2.192%-4.000%, 3/1/40-1/1/46, Federal National
Mortgage Assn. 1.456%-6.000%, 5/1/18-12/1/45, and
Government National Mortgage Assn. 3.500%-
5.000%, 10/20/39-10/20/45, with a value of
$55,386,000)	0.310%	2/1/16	54,300	54,300
Citigroup Global Markets Inc.
(Dated 1/29/16, Repurchase Value $46,201,000,
collateralized by U.S. Treasury Note/Bond 0.875%-
1.500%, 7/31/19-10/31/19, with a value of
$47,124,000)	0.320%	2/1/16	46,200	46,200
Bank of Montreal
(Dated 1/29/16, Repurchase Value $16,000,000,
collateralized by Federal National Mortgage Assn.
3.500%, 5/1/43, with a value of $16,320,000)	0.330%	2/1/16	16,000	16,000
Bank of America Securities, LLC
(Dated 1/29/16, Repurchase Value $52,001,000,
collateralized by Government National Mortgage
Assn., 4.000%, 2/20/45, with a value of $53,040,000)	0.340%	2/1/16	52,000	52,000
Barclays Capital Inc.
(Dated 1/29/16, Repurchase Value $19,101,000,
collateralized by U.S. Treasury Note/Bond 2.250%-
3.750%, 11/15/18-8/15/42, with a value of
$19,482,000)	0.340%	2/1/16	19,100	19,100

90

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.
(Dated 1/29/16, Repurchase Value $50,002,000,
collateralized by Federal Home Loan Mortgage Corp.
3.500%, 6/1/45, with a value of $51,000,000)	0.360%	2/1/16	50,000	50,000
				237,600
Total Temporary Cash Investments (Cost $470,582)				470,582
Total Investments (98.9%) (Cost $12,735,685)				13,651,803

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/19/16	22	(22)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.50		2/19/16	22	(15)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		3/24/16	9	(8)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		2/19/16	22	(1)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		2/19/16	22	(2)
Total Liability for Options Written (Premiums received $39)				(48)
Other Assets and Liabilities—Net (1.1%)[13]				153,634
Net Assets (100%)				13,805,389

1 Securities with a value of $40,215,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $6,600,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $8,253,000 have been segregated as initial margin for open futures contracts.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $914,676,000, representing 6.7% of net assets.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Face amount denominated in euro.
8 Face amount denominated in British pounds.
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
11 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
13 Cash of $3,546,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

91

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.1%)
U.S. Government Securities (3.1%)
1	United States Treasury Note/Bond	0.375%	5/31/16	170,920	170,867
	United States Treasury Note/Bond	1.000%	8/31/16	177,750	178,195
	United States Treasury Note/Bond	0.875%	11/30/16	169,570	169,914
Total U.S. Government and Agency Obligations (Cost $519,403)					518,976
Asset-Backed/Commercial Mortgage-Backed Security (0.3%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
	(Cost $55,576)	5.500%	4/1/23	55,636	52,854
Corporate Bonds (91.7%)
Finance (13.5%)
	Banking (3.0%)
2,3	Credit Suisse Group AG	6.250%	12/29/49	116,200	113,586
2	HSBC Holdings plc	5.625%	12/29/49	35,775	35,071
2	HSBC Holdings plc	6.375%	12/29/49	71,525	68,664
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	122,841
	Royal Bank of Scotland Group plc	6.000%	12/19/23	21,835	23,205
	Royal Bank of Scotland Group plc	5.125%	5/28/24	15,710	15,773
2	Royal Bank of Scotland Group plc	8.000%	12/29/49	15,340	15,800
2,3	Societe Generale SA	6.000%	10/27/49	61,835	56,424
	UBS AG	7.625%	8/17/22	55,150	62,402
	Finance Companies (8.0%)
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	47,800	47,083
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	57,835	56,823
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	5.000%	10/1/21	22,830	22,916
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.625%	7/1/22	18,925	18,357
	Aircastle Ltd.	6.250%	12/1/19	11,530	12,193
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,007
	Aircastle Ltd.	5.500%	2/15/22	25,900	25,770
	CIT Group Inc.	5.250%	3/15/18	102,005	105,065
3	CIT Group Inc.	6.625%	4/1/18	105,655	111,730
3	CIT Group Inc.	5.500%	2/15/19	63,830	66,064
	CIT Group Inc.	3.875%	2/19/19	33,380	33,130
	CIT Group Inc.	5.375%	5/15/20	98,370	101,813
	CIT Group Inc.	5.000%	8/15/22	96,680	97,647
	Homer City Generation LP	8.734%	10/1/26	118,179	92,180
	International Lease Finance Corp.	8.750%	3/15/17	17,970	18,868
	International Lease Finance Corp.	3.875%	4/15/18	18,585	18,399
	International Lease Finance Corp.	5.875%	4/1/19	46,220	47,838
	International Lease Finance Corp.	6.250%	5/15/19	70,781	73,966
	International Lease Finance Corp.	8.250%	12/15/20	51,121	58,278
	International Lease Finance Corp.	4.625%	4/15/21	29,400	28,959
	International Lease Finance Corp.	8.625%	1/15/22	29,100	33,974
	International Lease Finance Corp.	5.875%	8/15/22	2,605	2,716
	iStar Financial Inc.	4.875%	7/1/18	8,955	8,552
	iStar Financial Inc.	5.000%	7/1/19	42,440	39,894
	Navient Corp.	8.450%	6/15/18	44,100	45,533
	Navient Corp.	5.500%	1/15/19	79,080	74,533
	Navient Corp.	8.000%	3/25/20	58,325	57,450
	Navient Corp.	7.250%	1/25/22	19,145	16,848
	Navient Corp.	5.500%	1/25/23	25,175	20,455
	Insurance (1.5%)
3	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	66,621
	LifePoint Health Inc.	5.875%	12/1/23	28,230	29,289
	Unum Group	7.375%	6/15/32	6,295	7,622
2	Voya Financial Inc.	5.650%	5/15/53	87,753	85,340

92

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	WellCare Health Plans Inc.	5.750%	11/15/20	59,950	61,149
	Other Finance (0.7%)
3	Argos Merger Sub Inc.	7.125%	3/15/23	87,535	88,082
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	4,986
	CNO Financial Group Inc.	5.250%	5/30/25	21,475	21,690
	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	42,805	42,591
	Felcor Lodging LP	6.000%	6/1/25	11,640	11,567
					2,270,744
Industrial (74.5%)
	Basic Industry (4.2%)
	AK Steel Corp.	7.625%	10/1/21	76,955	28,473
	ArcelorMittal	5.125%	6/1/20	9,600	7,848
	ArcelorMittal	6.250%	8/5/20	34,015	27,552
	ArcelorMittal	6.500%	3/1/21	7,280	5,897
	ArcelorMittal	7.250%	2/25/22	18,740	15,179
	ArcelorMittal	6.125%	6/1/25	21,830	15,718
4,5	Arch Coal Inc. Bank Loan	6.250%	5/16/18	108,409	31,168
†,4,5	Arch Coal Inc. Bank Loan	5.000%	5/16/18	25,385	24,116
	Axiall Corp.	4.875%	5/15/23	7,245	6,828
3	Cascades Inc.	5.500%	7/15/22	9,990	9,578
3,6	Constellium NV	4.625%	5/15/21	3,745	3,361
3	Constellium NV	8.000%	1/15/23	51,375	43,605
3	Constellium NV	5.750%	5/15/24	15,447	11,508
	Eagle Spinco Inc.	4.625%	2/15/21	23,555	22,672
3	FMG Resources August 2006 Pty Ltd.	9.750%	3/1/22	6,275	5,451
	Hexion US Finance Corp.	6.625%	4/15/20	46,735	36,220
3,6	INEOS Group Holdings SA	5.750%	2/15/19	25,775	27,206
3	INEOS Group Holdings SA	5.875%	2/15/19	41,500	40,359
	Novelis Inc.	8.375%	12/15/17	40,790	39,260
	Novelis Inc.	8.750%	12/15/20	77,187	70,047
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	38,742
	Steel Dynamics Inc.	5.500%	10/1/24	37,825	34,137
	United States Steel Corp.	7.375%	4/1/20	37,839	18,163
	United States Steel Corp.	6.875%	4/1/21	33,676	14,986
	United States Steel Corp.	6.650%	6/1/37	13,760	5,366
3,6	VWR Funding Inc.	4.625%	4/15/22	116,316	117,853
	Capital Goods (7.9%)
3	Ardagh Packaging Finance plc	9.125%	10/15/20	25,012	25,012
3	Ardagh Packaging Finance plc / Ardagh Holdings USA
	Inc.	9.125%	10/15/20	26,473	26,473
3	Ashtead Capital Inc.	6.500%	7/15/22	28,180	28,744
	Ball Corp.	4.375%	12/15/20	27,255	28,209
6	Ball Corp.	4.375%	12/15/23	17,385	19,262
	Berry Plastics Corp.	5.500%	5/15/22	1,940	1,930
	Berry Plastics Corp.	5.125%	7/15/23	1,940	1,887
3	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.	6.000%	10/15/22	22,195	22,694
3	BlueLine Rental Finance Corp.	7.000%	2/1/19	29,767	23,218
3	Building Materials Corp. of America	5.375%	11/15/24	36,177	35,634
3	Building Materials Corp. of America	6.000%	10/15/25	139,715	142,684
	Case New Holland Inc.	7.875%	12/1/17	91,500	97,905
3	Cemex Finance LLC	6.000%	4/1/24	17,210	14,779
3	Cemex SAB de CV	6.125%	5/5/25	108,600	92,717
	Clean Harbors Inc.	5.250%	8/1/20	62,913	64,250
	Clean Harbors Inc.	5.125%	6/1/21	40,024	40,324
	CNH Industrial Capital LLC	6.250%	11/1/16	38,000	38,617
	CNH Industrial Capital LLC	3.625%	4/15/18	34,260	33,361
	CNH Industrial Capital LLC	3.875%	7/16/18	22,025	21,392
	CNH Industrial Capital LLC	3.375%	7/15/19	8,988	8,179
	CNH Industrial Capital LLC	4.375%	11/6/20	53,775	51,019
	HD Supply Inc.	7.500%	7/15/20	20,000	20,800
3	HD Supply Inc.	5.250%	12/15/21	33,895	34,912

93

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Huntington Ingalls Industries Inc.	5.000%	11/15/25	12,590	12,936
Masco Corp.	7.125%	3/15/20	52,416	59,885
Masco Corp.	7.750%	8/1/29	16,486	18,238
Masco Corp.	6.500%	8/15/32	5,880	5,939
Owens Corning	9.000%	6/15/19	4,142	4,867
Owens Corning	7.000%	12/1/36	5,380	6,045
3 Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	28,709
3 Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	11,587
3 Rexel SA	5.250%	6/15/20	5,130	5,207
Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	31,580	31,580
Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	38,716	40,119
Terex Corp.	6.000%	5/15/21	44,300	40,756
United Rentals North America Inc.	7.375%	5/15/20	63,402	65,225
United Rentals North America Inc.	7.625%	4/15/22	40,245	41,352
United Rentals North America Inc.	6.125%	6/15/23	11,580	11,146
United Rentals North America Inc.	4.625%	7/15/23	22,111	21,503
United Rentals North America Inc.	5.500%	7/15/25	33,095	29,620
3 USG Corp.	5.500%	3/1/25	8,590	8,665
Vulcan Materials Co.	7.150%	11/30/37	7,270	7,670
Communication (24.1%)
3 Altice Financing SA	6.625%	2/15/23	37,121	36,564
Belo Corp.	7.250%	9/15/27	15,335	15,642
CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,652
CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	4,925	5,122
CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	12,761
CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,339
3 CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	96,525
CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	34,244
CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	4,964
3 CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	79,205	78,413
3 CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	24,255	23,831
3 CCO Safari II LLC	6.484%	10/23/45	44,215	44,547
3 CCOH Safari LLC	5.750%	2/15/26	47,140	46,669
3 Cequel Communications Holdings I LLC / Cequel
Capital Corp.	5.125%	12/15/21	59,340	53,109
3 Columbus International Inc.	7.375%	3/30/21	21,260	21,313
CSC Holdings LLC	7.875%	2/15/18	9,220	9,681
CSC Holdings LLC	7.625%	7/15/18	40,125	42,232
CSC Holdings LLC	8.625%	2/15/19	16,345	17,367
CSC Holdings LLC	6.750%	11/15/21	16,034	15,834
DISH DBS Corp.	7.875%	9/1/19	11,685	12,678
DISH DBS Corp.	6.750%	6/1/21	153,840	156,917
DISH DBS Corp.	5.875%	7/15/22	94,575	89,137
DISH DBS Corp.	5.000%	3/15/23	15,135	13,167
DISH DBS Corp.	5.875%	11/15/24	8,045	7,160
Embarq Corp.	7.995%	6/1/36	23,035	23,424
3 Frontier Communications Corp.	11.000%	9/15/25	66,715	64,213
Gannett Co. Inc.	5.125%	7/15/20	64,680	66,944
3 Gannett Co. Inc.	4.875%	9/15/21	12,990	13,055
Gannett Co. Inc.	6.375%	10/15/23	66,721	70,557
3 Gannett Co. Inc.	5.500%	9/15/24	2,315	2,321
Hughes Satellite Systems Corp.	6.500%	6/15/19	81,968	89,755
IAC/InterActiveCorp	4.875%	11/30/18	18,810	18,998
3 Inmarsat Finance plc	4.875%	5/15/22	34,230	33,909
Intelsat Jackson Holdings SA	7.250%	4/1/19	29,685	26,939
Intelsat Jackson Holdings SA	7.250%	10/15/20	137,367	118,136
Intelsat Jackson Holdings SA	7.500%	4/1/21	13,380	11,507
Lamar Media Corp.	5.875%	2/1/22	17,195	17,883
Lamar Media Corp.	5.000%	5/1/23	33,940	33,855
3 Lamar Media Corp.	5.750%	2/1/26	5,740	5,884
Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	76,990

94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Level 3 Financing Inc.	6.125%	1/15/21	4,395	4,593
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	27,152
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	36,198
3	Level 3 Financing Inc.	5.375%	1/15/24	13,050	13,180
	Level 3 Financing Inc.	5.375%	5/1/25	36,380	36,198
	Liberty Interactive LLC	8.500%	7/15/29	42,553	42,872
	Liberty Interactive LLC	8.250%	2/1/30	126,903	125,951
	MetroPCS Wireless Inc.	6.625%	11/15/20	70,940	73,068
	National CineMedia LLC	6.000%	4/15/22	32,455	33,104
3	NBCUniversal Enterprise Inc.	5.250%	3/29/49	62,790	66,284
3	Netflix Inc.	5.875%	2/15/25	84,890	86,800
3	Nielsen Finance LLC / Nielsen Finance Co.	5.000%	4/15/22	128,155	129,276
3	Numericable Group SA	4.875%	5/15/19	35,785	35,397
3	Numericable Group SA	6.000%	5/15/22	37,955	37,433
	Quebecor Media Inc.	5.750%	1/15/23	79,855	80,654
	Qwest Corp.	6.875%	9/15/33	25,162	23,872
	SBA Communications Corp.	4.875%	7/15/22	50,220	49,969
	SBA Telecommunications Inc.	5.750%	7/15/20	33,911	35,098
3	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,767
3	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	10,860
3	Sirius XM Radio Inc.	6.000%	7/15/24	38,712	40,357
3	Sirius XM Radio Inc.	5.375%	4/15/25	12,513	12,450
3	Softbank Corp.	4.500%	4/15/20	159,095	157,504
	Sprint Corp.	7.250%	9/15/21	84,545	60,872
	Sprint Corp.	7.875%	9/15/23	57,390	40,747
	Sprint Corp.	7.125%	6/15/24	18,420	12,480
	Sprint Corp.	7.625%	2/15/25	17,415	11,886
3	Sprint Nextel Corp.	9.000%	11/15/18	92,545	93,933
3	Sprint Nextel Corp.	7.000%	3/1/20	135,830	131,076
	T-Mobile USA Inc.	5.250%	9/1/18	10,110	10,312
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	73,798
	T-Mobile USA Inc.	6.125%	1/15/22	10,000	10,150
	T-Mobile USA Inc.	6.731%	4/28/22	51,165	52,444
	T-Mobile USA Inc.	6.836%	4/28/23	4,943	5,067
	T-Mobile USA Inc.	6.500%	1/15/24	4,345	4,399
	Time Warner Cable Inc.	5.500%	9/1/41	50,000	44,050
4,5	Tribune Company Bank Loan	3.750%	12/27/20	58,060	56,923
3	Tribune Media Co.	5.875%	7/15/22	75,750	75,182
3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	31,992
3	Univision Communications Inc.	5.125%	5/15/23	17,900	17,363
3	Univision Communications Inc.	5.125%	2/15/25	126,080	119,146
3	UPCB Finance V Ltd.	7.250%	11/15/21	36,896	39,086
3	UPCB Finance VI Ltd.	6.875%	1/15/22	28,832	30,421
	Videotron Ltd.	5.000%	7/15/22	85,064	85,702
3	Videotron Ltd.	5.375%	6/15/24	8,633	8,655
3	Virgin Media Secured Finance plc	5.375%	4/15/21	42,489	43,445
3	Virgin Media Secured Finance plc	5.500%	1/15/25	19,910	19,761
3	VTR Finance BV	6.875%	1/15/24	19,705	18,313
3	Wind Acquisition Finance SA	4.750%	7/15/20	68,850	67,733
3	Wind Acquisition Finance SA	7.375%	4/23/21	40,000	37,850
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	101,432
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	46,170	43,861
	Consumer Cyclical (7.1%)
3	Activision Blizzard Inc.	5.625%	9/15/21	48,038	50,440
3	Activision Blizzard Inc.	6.125%	9/15/23	48,570	51,970
	ADT Corp.	5.250%	3/15/20	10,000	10,450
	ADT Corp.	6.250%	10/15/21	68,835	71,416
	ADT Corp.	4.125%	6/15/23	2,910	2,663
	American Axle & Manufacturing Inc.	6.625%	10/15/22	42,625	42,625
3	Carlson Travel Holdings Inc.	7.500%	8/15/19	25,375	24,360
3	Carlson Wagonlit BV	6.875%	6/15/19	76,610	78,334

95

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Cedar Fair LP / Canada's Wonderland Co. /
	MagnumManagement Corp.	5.375%	6/1/24	25,675	25,996
	Dana Holding Corp.	5.375%	9/15/21	16,781	16,152
	Dana Holding Corp.	5.500%	12/15/24	24,460	22,014
4,5	Delta Alpha Topco Bank Loan	7.750%	7/29/22	51,730	42,849
	Group 1 Automotive Inc.	5.000%	6/1/22	21,680	20,569
3	Group 1 Automotive Inc.	5.250%	12/15/23	34,460	32,565
4,5	Ion Media Networks Bank Loan	4.750%	12/18/20	44,934	43,867
	KB Home	4.750%	5/15/19	25,825	24,760
	KB Home	8.000%	3/15/20	3,920	4,033
	KB Home	7.000%	12/15/21	5,000	4,700
	KB Home	7.500%	9/15/22	6,935	6,519
	KB Home	7.625%	5/15/23	41,775	39,007
	L Brands Inc.	7.000%	5/1/20	18,505	20,772
	L Brands Inc.	6.625%	4/1/21	42,435	47,262
4,5	La Quinta Intermediate Holdings LLC Bank Loan	3.750%	4/14/21	55,637	53,782
	Lennar Corp.	4.875%	12/15/23	19,825	19,280
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	56,492
3	Netflix Inc.	5.500%	2/15/22	30,035	30,786
	Penske Automotive Group Inc.	5.750%	10/1/22	12,930	12,865
	Penske Automotive Group Inc.	5.375%	12/1/24	27,070	26,122
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	22,170	23,168
	Sally Holdings LLC / Sally Capital Inc.	5.625%	12/1/25	21,380	22,101
	Service Corp. International	5.375%	1/15/22	27,630	28,735
3	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	14,586
3	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	14,550
	Sonic Automotive Inc.	7.000%	7/15/22	970	1,009
	Sonic Automotive Inc.	5.000%	5/15/23	8,780	8,231
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	9,427
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	117,525	112,824
3	ZF North America Capital Inc.	4.500%	4/29/22	15,355	14,817
3	ZF North America Capital Inc.	4.750%	4/29/25	61,220	57,394
	Consumer Noncyclical (12.2%)
3	Alere Inc.	6.375%	7/1/23	37,345	35,291
	Amsurg Corp.	5.625%	7/15/22	81,010	81,010
	ARAMARK Corp.	5.750%	3/15/20	37,890	39,216
3	Aramark Services Inc.	5.125%	1/15/24	13,015	13,422
3	Capsugel SA	7.000%	5/15/19	46,650	45,484
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	32,318
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,311
	CHS/Community Health Systems Inc.	6.875%	2/1/22	149,325	135,139
3	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	60,855	60,094
3	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	79,343	79,938
3	Envision Healthcare Corp.	5.125%	7/1/22	86,215	84,922
	ExamWorks Group Inc.	5.625%	4/15/23	14,550	14,550
3	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	5,090	5,472
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	34,184	34,526
	HCA Holdings Inc.	6.250%	2/15/21	27,980	29,519
	HCA Inc.	6.500%	2/15/20	127,050	140,073
	HCA Inc.	5.875%	3/15/22	60,405	64,784
	HCA Inc.	4.750%	5/1/23	72,500	72,681
	HCA Inc.	5.875%	5/1/23	10,000	10,425
	HCA Inc.	5.375%	2/1/25	19,375	19,593
	HCA Inc.	5.250%	4/15/25	45,000	46,125
	HCA Inc.	7.690%	6/15/25	4,510	4,826
	HCA Inc.	5.875%	2/15/26	34,000	34,595
3	Hypermarcas SA	6.500%	4/20/21	66,837	67,422
3	IMS Health Inc.	6.000%	11/1/20	93,781	96,829
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	70,000	67,900
4,5	Lands' End, Inc. Bank Loan	4.250%	3/12/21	86,305	68,612
	LifePoint Hospitals Inc.	5.500%	12/1/21	42,661	43,301
3	MEDNAX Inc.	5.250%	12/1/23	19,125	19,555
3	MPH Acquisition Holdings LLC	6.625%	4/1/22	42,100	42,258

96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	MPH Acquisition Holdings LLC Bank Loan	3.750%	3/31/21	31,683	30,859
3	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	24,654
3	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	48,500	46,378
3	Tempur Sealy International Inc.	5.625%	10/15/23	12,425	12,705
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	42,421
	Tenet Healthcare Corp.	5.000%	3/1/19	43,950	41,643
	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	23,186
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,086
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	41,725
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	104,617
	Tenet Healthcare Corp.	8.125%	4/1/22	71,405	71,762
	THC Escrow Corp. II	6.750%	6/15/23	18,850	17,530
3	VRX Escrow Corp.	6.125%	4/15/25	81,900	73,608
	Energy (7.6%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	25,705
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	47,695	46,503
	Antero Resources Corp.	5.375%	11/1/21	22,785	19,310
	Antero Resources Corp.	5.125%	12/1/22	53,185	44,675
3	Antero Resources Corp.	5.625%	6/1/23	14,830	12,457
	Concho Resources Inc.	7.000%	1/15/21	15,256	14,760
	Concho Resources Inc.	6.500%	1/15/22	19,940	18,744
	Concho Resources Inc.	5.500%	10/1/22	85,170	76,866
	Concho Resources Inc.	5.500%	4/1/23	27,775	24,928
3	Crestwood Midstream Partners LP / Crestwood
	Midstream Finance Corp.	6.250%	4/1/23	37,610	22,566
3	DCP Midstream LLC	9.750%	3/15/19	15,000	14,100
3	DCP Midstream LLC	5.350%	3/15/20	11,125	9,123
	DCP Midstream Operating LP	2.700%	4/1/19	19,675	15,838
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	34,120
	DCP Midstream Operating LP	3.875%	3/15/23	10,575	7,059
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	15,868
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	67,028
	Energy Transfer Equity LP	5.500%	6/1/27	78,795	55,550
	EP Energy LLC / Everest Acquisition Finance Inc.	9.375%	5/1/20	55,837	23,731
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	73,031	57,694
	Harvest Operations Corp.	6.875%	10/1/17	75,600	52,448
	Kinder Morgan Inc.	7.750%	1/15/32	26,290	24,674
	Laredo Petroleum Inc.	5.625%	1/15/22	49,750	35,820
	Laredo Petroleum Inc.	7.375%	5/1/22	16,490	12,244
	Laredo Petroleum Inc.	6.250%	3/15/23	55,075	39,654
	Matador Resources Co.	6.875%	4/15/23	27,810	23,917
3	MEG Energy Corp.	6.500%	3/15/21	16,537	9,385
3	MEG Energy Corp.	6.375%	1/30/23	30,650	15,785
3	MEG Energy Corp.	7.000%	3/31/24	47,348	24,739
3	MPLX LP	4.875%	12/1/24	43,935	34,269
3	MPLX LP	4.875%	6/1/25	87,120	67,954
	Newfield Exploration Co.	5.750%	1/30/22	10,890	9,365
	Newfield Exploration Co.	5.625%	7/1/24	13,045	10,827
	Noble Energy Inc.	5.625%	5/1/21	2,790	2,748
	QEP Resources Inc.	6.800%	3/1/20	7,370	6,154
	QEP Resources Inc.	6.875%	3/1/21	15,540	11,810
	QEP Resources Inc.	5.375%	10/1/22	7,620	5,124
	QEP Resources Inc.	5.250%	5/1/23	4,855	3,253
	Range Resources Corp.	5.750%	6/1/21	44,365	36,601
	Range Resources Corp.	5.000%	8/15/22	16,325	12,652
	Rice Energy Inc.	7.250%	5/1/23	21,365	16,398
3	Seadrill Ltd.	6.125%	9/15/17	71,195	22,070
	SM Energy Co.	6.125%	11/15/22	22,705	13,055
	SM Energy Co.	6.500%	1/1/23	2,525	1,452
	SM Energy Co.	5.000%	1/15/24	10,430	5,632
	SM Energy Co.	5.625%	6/1/25	15,495	8,329
3	Southern Star Central Corp.	5.125%	7/15/22	14,790	12,756
	Tesoro Corp.	5.125%	4/1/24	31,790	29,883

97

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	5,220	4,855
3	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.250%	10/15/22	35,901	32,311
	Whiting Petroleum Corp.	5.750%	3/15/21	47,530	29,944
	Whiting Petroleum Corp.	6.250%	4/1/23	9,095	5,730
	WPX Energy Inc.	6.000%	1/15/22	29,315	16,783
	WPX Energy Inc.	5.250%	9/15/24	61,930	33,752
	Technology (10.0%)
3	Alcatel-Lucent USA Inc.	4.625%	7/1/17	5,000	5,212
3	Alcatel-Lucent USA Inc.	6.750%	11/15/20	25,210	27,038
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	20,000	20,200
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,000	87,550
3	Audatex North America Inc.	6.000%	6/15/21	78,106	78,887
3	Audatex North America Inc.	6.125%	11/1/23	97,715	98,448
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	124,892
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	23,480	23,832
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	15,799
	Equinix Inc.	5.375%	4/1/23	20,864	21,490
3	First Data Corp.	5.375%	8/15/23	73,250	74,898
3	First Data Corp.	7.000%	12/1/23	157,285	158,465
3	First Data Corp.	5.000%	1/15/24	48,800	48,922
3	First Data Corp.	5.750%	1/15/24	121,970	121,360
4,5	First Data Corp. Bank Loan	3.926%	3/23/18	54,018	53,275
4,5	First Data Corp. Bank Loan	4.177%	7/8/22	41,745	41,171
	Flextronics International Ltd.	4.625%	2/15/20	16,915	17,253
	Flextronics International Ltd.	5.000%	2/15/23	29,175	29,394
3	Freescale Semiconductor Inc.	5.000%	5/15/21	36,815	37,735
3	Freescale Semiconductor Inc.	6.000%	1/15/22	22,130	23,236
3	Infor Software Parent LLC	7.125%	5/1/21	9,275	6,585
3	Infor US Inc.	6.500%	5/15/22	96,715	83,417
3,7	Iron Mountain Europe plc	6.125%	9/15/22	24,430	35,182
	Iron Mountain Inc.	5.750%	8/15/24	22,675	21,995
3	MSCI Inc.	5.250%	11/15/24	4,820	4,953
3	MSCI Inc.	5.750%	8/15/25	51,525	54,359
	NCR Corp.	4.625%	2/15/21	72,024	67,883
	Nokia Oyj	6.625%	5/15/39	50,000	50,750
3	NXP BV / NXP Funding LLC	3.750%	6/1/18	34,595	34,906
3	NXP BV / NXP Funding LLC	4.125%	6/15/20	17,445	17,271
3	NXP BV / NXP Funding LLC	4.625%	6/15/22	20,800	20,230
3	NXP BV / NXP Funding LLC	5.750%	3/15/23	10,213	10,404
3	Open Text Corp.	5.625%	1/15/23	30,770	30,732
3	Sensata Technologies BV	5.625%	11/1/24	2,395	2,443
3	Sensata Technologies BV	5.000%	10/1/25	48,515	46,332
3	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	50,575
3	SS&C Technologies Holdings Inc.	5.875%	7/15/23	20,325	20,986
	Transportation (1.4%)
3	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	46,270	43,031
2	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	15,271	15,729
	Hertz Corp.	4.250%	4/1/18	12,745	12,618
	Hertz Corp.	6.750%	4/15/19	82,360	82,360
	Hertz Corp.	5.875%	10/15/20	20,100	19,698
	Hertz Corp.	7.375%	1/15/21	60,490	61,246
					12,500,295
Utilities (3.7%)
	Electric (3.7%)
	AES Corp.	8.000%	6/1/20	19,980	21,878
	AES Corp.	4.875%	5/15/23	25,000	22,250
	AES Corp.	5.500%	3/15/24	119,951	108,256
3	Calpine Corp.	6.000%	1/15/22	16,165	16,731
	Calpine Corp.	5.375%	1/15/23	34,775	31,645
3	Calpine Corp.	5.875%	1/15/24	9,230	9,415
	Calpine Corp.	5.750%	1/15/25	119,130	106,919
	Dynegy Inc.	7.375%	11/1/22	65,355	57,839
	Dynegy Inc.	5.875%	6/1/23	37,655	29,747

98

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dynegy Inc.	7.625%	11/1/24	55,435	48,783
GenOn Energy Inc.	7.875%	6/15/17	19,175	15,436
GenOn Energy Inc.	9.500%	10/15/18	54,525	38,849
GenOn Energy Inc.	9.875%	10/15/20	24,755	16,710
NRG Energy Inc.	7.875%	5/15/21	5,810	5,055
NRG Energy Inc.	6.250%	7/15/22	51,835	42,893
NRG Energy Inc.	6.625%	3/15/23	10,000	8,275
NRG Energy Inc.	6.250%	5/1/24	47,355	37,884
				618,565
Total Corporate Bonds (Cost $16,406,963)				15,389,604

			Shares
Preferred Stocks (1.2%)
GMAC Capital Trust I Pfd.	8.125%		4,743,200	120,619
Hartford Financial Services Group Inc. Pfd.	7.875%		2,853,900	87,558
Total Preferred Stocks (Cost $195,124)				208,177

Other (0.0%)
MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	624
Temporary Cash Investments (2.3%)

			Face
			Amount
			($000)
Repurchase Agreements (2.3%)
RBC Capital Markets LLC (Dated 1/29/16, Repurchase
Value $102,403,000, collateralized by Federal Home
Loan Mortgage Corp. 2.202%-4.000%, 5/1/36-5/1/45,
Federal National Mortgage Assn. 2.000%-4.866%,
9/1/33-12/1/45, and Government National Mortgage
Assn. 5.000%, 10/20/39, with a value of
$104,448,000)	0.310%	2/1/16	102,400	102,400
Bank of Montreal (Dated 1/29/16, Repurchase Value
$90,402,000, collateralized by Federal Home Loan
Mortgage Corp. 2.588%-6.500%, 3/27/19-8/1/38,
Federal National Mortgage Assn. 2.000%-4.000%,
3/1/22-11/1/45, Government National Mortgage Assn.
2.000%-2.500%, 10/20/42-5/20/44, and U.S. Treasury
Note/Bond 2.625%, 11/15/20, with a value of
$92,208,000)	0.330%	2/1/16	90,400	90,400
TD Securities (USA) LLC (Dated 1/29/16, Repurchase
Value $86,502,000, collateralized by U.S. Treasury
Note/Bond 0.000%-1.500%, 7/28/16-5/31/20, with a
value of $88,230,000)	0.330%	2/1/16	86,500	86,500
Bank of America Securities, LLC (Dated 1/29/16,
Repurchase Value $109,103,000, collateralized by
Government National Mortgage Assn. 4.000%-
4.500%, 12/20/44, with a value of $111,282,000)	0.340%	2/1/16	109,100	109,100
Total Temporary Cash Investments (Cost $388,400)				388,400
Total Investments (98.6%) (Cost $17,592,814)				16,558,635
Other Assets and Liabilities—Net (1.4%)				228,478
Net Assets (100%)				16,787,113
† Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2016.

99

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2016

1 Securities with a value of $10,940,000 have been segregated as initial margin for open cleared swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2016, the aggregate value of these securities was $5,675,969,000, representing 33.8% of net assets.
4 Adjustable-rate security.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2016, the aggregate value of these securities was $446,622,000, representing 2.7% of net assets.
6 Face amount denominated in euro.
7 Face amount denominated in British pounds.

100

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA390 032016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the "Funds") at January 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

March 14, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 17, 2016

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 17, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.